UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM N-PX

    ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT
                                     COMPANY

 INVESTMENT COMPANY ACT FILE NUMBER:     811-05085

 NAME OF REGISTRANT:                     CAPITAL INCOME BUILDER, INC.



 ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: 333 South Hope Street
                                         Los Angeles, CA 90071

 NAME AND ADDRESS OF AGENT FOR SERVICE:  Vincent P. Corti
                                         333 South Hope Street
                                         Los Angeles, CA 90071

 REGISTRANT'S TELEPHONE NUMBER:          213-486-9200

 DATE OF FISCAL YEAR END:                10/31

 DATE OF REPORTING PERIOD:               07/01/2005 - 06/30/2006


CIB
--------------------------------------------------------------------------------------------------------------------------
 ABERTIS INFRAESTRUCTURAS SA, BARCELONA                                                      Agenda Number:  700904863
--------------------------------------------------------------------------------------------------------------------------
        Security:  E0003D111
    Meeting Type:  OGM
    Meeting Date:  02-May-2006
          Ticker:
            ISIN:  ES0111845014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       03 MAY 2006 .CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED.  THANK
       YOU

1.     Receive and approve the individual and consolidated       Mgmt          For                            For
       Group annual accounts and their respective
       management reports, the application of profits
       proposal and the Company management, all of
       the foregoing with reference to the year 2005

2.     Approve to increase the capital, chargeable               Mgmt          For                            For
       to reserves, and subsequent amend Article 5
       of the Articles of Association; approve the
       application for quotation in the Official Stock
       Exchnage and other organized markets; authorize
       the Board of Directors, who may delegate in
       turn to the Executive Committee or to the Chief
       Executive Officer, of the powers required to
       fix the terms of the increase where not specified
       by the Law

3.     Authorize the Board of Directors to increase              Mgmt          Against                        Against
       the Corporate capital, all at once or in stages
       up to half the corporate capital amount and
       within a 5 year period, consequently amend
       the Articles of Association and rendering void
       the previous authorization granted to this
       purpose

4.     Approve the appointment or confirmation of the            Mgmt          For                            For
       Directors

5.     Approve the appointment of the Financial Auditors         Mgmt          For                            For
       of the Company and its consolidated Group

6.     Authorize the Board of Directors to carry out             Mgmt          For                            For
       both the derivative acquisition of own shares
       and their transfer or sale

7.     Authorize the Board of Directors, the Executive           Mgmt          For                            For
       Committee and the Chief Executive Officer the
       powers to decide the issue of bonds, debentures
       and other similar securities not convertible
       into shares, for the amount and on the dates
       agreed by the general meeting, rendering void
       the previous delegation where it was not executed

8.     Grant authority for the public recording and              Mgmt          Abstain                        Against
       the execution of the above resolutions, doing
       such acts as may be necessary in order to file
       them with the registrar of Companies




--------------------------------------------------------------------------------------------------------------------------
 ABERTIS INFRAESTRUCTURAS SA, BARCELONA                                                      Agenda Number:  700987108
--------------------------------------------------------------------------------------------------------------------------
        Security:  E0003D111
    Meeting Type:  EGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  ES0111845014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       30 JUN 2006. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the Merger Plan endorsed by the Boards            Mgmt          For                            For
       of Autostrade Societa Per Azioni, and Abertis
       Infraestructuras Sociedad Anonima on 02 and
       03 MAY 2006 respectively, and the merger of
       Autostrade Societa Per Azioni into Abertis
       Infraestructuras, Sociedad Anonima and adopt
       the balance sheet of Abertis Infraestructuras,
       Sociedad Anonima on 31 DEC 2005 as the consolidated
       balance sheet, and passing any other necessary
       resolutions concerning this subject

2.     Approve to increase the capital for a maximum             Mgmt          For                            For
       amount of EUR 1,800,891,405.00, with exclusion
       of the preferential subscription rights, as
       a result of the merger and authorize the Board
       of Directors to set those terms and conditions
       of the capital increase that are not fixed
       by the general meeting, and to develop and
       control the procedures put in place to exchange
       the shares request the listing of those new
       shares to be allocated to the shareholders
       of Autostrade Societa Per Azioni as a result
       of the merger in the stock exchange of Barcelona,
       Valencia, Bilbao and Madrid, in the Spanish
       Stock Exchange linking service, SIBE, and in
       the Italian Stock Exchange linking service

3.     Amend the Articles of Association of Abertis              Mgmt          For                            For
       Infraestructuras, Sociedad Anonima, concerning
       convening of general meetings and appoint Co-Chairmen
       and Co-Vicechairmen, composition of the Board
       of Directors, period of appointment for the
       Directors and composition of the Executive
       Committee

4.     Approve to set the number of Directors; resignation,      Mgmt          For                            For
       dismissal, appointment of the Directors of
       Abertis Infraestructuras, Sociedad Anonima

5.     Approve the amendments made to Articles 5.1,              Mgmt          For                            For
       9.4 and 12 of the general meeting regulations,
       concerning general meeting convening and Chairmanship

6.     Authorize the Board of Directors to execute               Mgmt          For                            For
       and implement the resolutions adopted by the
       meeting, and to do any actions needed to file
       the agreements with the registrar of Companies




--------------------------------------------------------------------------------------------------------------------------
 ABN AMRO HOLDING NV                                                                         Agenda Number:  700834838
--------------------------------------------------------------------------------------------------------------------------
        Security:  N0030P459
    Meeting Type:  EGM
    Meeting Date:  24-Nov-2005
          Ticker:
            ISIN:  NL0000301109
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.     Approve the corporate governance in relation              Mgmt          For                            For
       to the appointment of the new Managing Board
       Members

B.     Approve the nomination for the appointment of             Mgmt          For                            For
       Mr. Huibert G. Boumeester to the Managing Board

C.     Approve the nomination for the appointment of             Mgmt          For                            For
       Mr. Pieter  Piero  S. Overmars to the Managing
       Board

D.     Approve the nomination for the appointment of             Mgmt          For                            For
       Mr. Ronald  Ron  Teerlink to the Managing Board

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE.  IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 17 NOV 2005. SHARES CAN BE TRADED
       THEREAFTER.THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ABN AMRO HOLDING NV                                                                         Agenda Number:  700915943
--------------------------------------------------------------------------------------------------------------------------
        Security:  N0030P459
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  NL0000301109
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the minutes of the AGM and EGM held in              Non-Voting    No Action                      *
       2005

2.     Receive report of the Managing Board for the              Non-Voting    No Action                      *
       year 2005

3.a    Adopt the 2005 financial statements                       Mgmt          No Action

3.b    Adopt the proposed 2005 dividend                          Mgmt          No Action

3.c    Grant discharge to the Members of the Managing            Mgmt          No Action
       Board in respect of their 2005 Management

3.d    Grant discharge to the Members of the Supervisory         Mgmt          No Action
       Board in respect of their 2005 supervision

4.     Adopt the Managing Board Compensation Policy              Mgmt          No Action

5.     Approve the proposed changes to the remuneration          Mgmt          No Action
       of the Supervisory Board Members

6.     Approve the Corporate Governance                          Mgmt          No Action

7.a    Appoint Mr. G.J. Kramer as a Member of the Supervisory    Mgmt          No Action
       Board

7.b    Appoint Mr. G. Randa as a Member of the Supervisory       Mgmt          No Action
       Board

7.c    Re-appoint Mr. A.C. Martinez as a Member of               Mgmt          No Action
       the Supervisory Board

8.     Authorize the Managing Board, subject to approval         Mgmt          No Action
       of the Supervisory Board, to have the Company
       acquire shares

9.a    Authorize the Managing Board to issue ordinary            Mgmt          No Action
       shares for a period of 18 months, starting
       28 APR 2005

9.b    Authorize the Managing Board to exclude or restrict       Mgmt          No Action
       shareholders  pre-emptive rights

10.    Transact any other business                               Non-Voting    No Action                      *

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No Action                      *
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No Action                      *
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 20 APR 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ACCOR SA, COURCOURONNES                                                                     Agenda Number:  700852761
--------------------------------------------------------------------------------------------------------------------------
        Security:  F00189120
    Meeting Type:  MIX
    Meeting Date:  09-Jan-2006
          Ticker:
            ISIN:  FR0000120404
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Ratify the co-optation of Mr. Serge Weinberg              Mgmt          For                            For
       as a Supervisory Board Member, approve to replace
       Mr. Maurice Simond, for the remainder of Mr.
       Maurice Simond s term of office, until the
       shareholders  meeting called to approve the
       financial statements for the FYE in 2006

E.2    Approve that the Company shall be ruled by a              Mgmt          For                            For
       Board of Directors, replacing the Executive
       Committee and the Supervisory Board

O.3    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Thomas J. Barrack for a 3-year period

O.4    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Sebastien Bazin for a 3-year period

O.5    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mrs. Isabelle Bouillot for a 3-year period

O.6    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Philippe Camus for a 3-year period

O.7    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Aldo Cardoso for a 3-year period

O.8    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Philipee Citerne for a 3-year period

O.9    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Etienne Davignon for a 3-year period

O.10   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Gabriele Galateri Digenola for a 3-year
       period

O.11   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Sir Roderic Lyne for a 3-year period

O.12   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Dominique Marcel for a 3-year period

O.13   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Francis Mayerfor a 3-year period

O.14   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Gilles Pelisson for a 3-year period

O.15   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Baudoin Prot for a 3-year period

O.16   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Franck Riboud for a 3-year period

O.17   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Jerome Seydoux for a 3-year period

O.18   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Theo Waigel for a 3-year period

O.19   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Serge Weinberg for a 3-year period

E.20   Approve to award total annual fees of EUR 590,000.00      Mgmt          For                            For

E.21   Authorize the Board of Directors, subject to              Mgmt          For                            For
       the adoption of Resolution 2, to purchase or
       sell the Company shares on the stock market,
       subject to the conditions: maximum purchase
       price: EUR 62.00, minimum sale price: EUR 30.00,
       maximum number of shares to be acquired: 19,000,00
       shares, total funds invested in the share buybacks:
       EUR 1,178,000,000.00;  Authority is given for
       an 18 months period; it supersedes the one
       granted by the mix meeting of 03 MAY 2005 in
       its Resolution 12 ; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.22   Authorize the Board of Directors to reduce the            Mgmt          For                            For
       share capital on 1 or more occasions and at
       its sole discretion, by canceling all or part
       of the shares held by the Company in connection
       with a stock repurchase plan up to a maximum
       of 10% of the share capital over 24-month period;
       Authority is given for an 18-month period;
       it supersedes the one granted by the mix meeting
       of 03 MAY 2005 in its Resolution 15 ; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

E.23   Authorize the Board of Directors, subject to              Mgmt          For                            For
       the adoption of Resolution 2, to increase on
       1 or more occasions, in France or abroad, the
       share capital to a maximum nominal amount of
       EUR 200,000,000.00, by issuance, with the shareholders
       preferred subscription rights maintained,
       of shares and securities giving access to the
       shares of the Company or a Company in which
       it holds over half of the capital; the nominal
       amount of debt securities issued shall not
       exceed EUR 2,000,000,000.00; Authority is given
       for a 26-month period; it supersedes the authorization
       granted by the mix meeting of 03 MAY 2005 in
       its Resolution 16 ; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.24   Authorize the Board of Directors, subject to              Mgmt          Against                        Against
       the adoption of Resolution 2, to increase,
       by way of a public offering on 1 or more occasions,
       in France or abroad, the share capital to a
       maximum nominal amount of EUR 100,000,000.00,
       by issuance, with the shareholders  preferred
       subscription rights maintained, of shares and
       securities giving access to the shares of the
       Company or a Company in which it holds over
       half of the capital; the nominal amount of
       debt securities issued shall not exceed EUR
       1,000,000,000.00; Authority is given for a
       26-month period; it supersedes the authorization
       granted by the mix meeting of 03 MAY 2005 in
       its Resolution 17 ; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.25   Authorize, subject to the adoption of Resolution          Mgmt          Against                        Against
       2, the Board of Directors to increase the share
       capital up to 10% of the share capital, by
       way of issuing shares and securities giving
       access to the capital, in contributions in
       kind granted to the Company and comprised of
       capital securities or securities giving access
       to share capital;  Authority is given for a
       26-month period; it supersedes the authorization
       granted by the mix meeting of 03 MAY 2005 in
       its Resolution 19 ; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.26   Authorize the Board of Directors, subject to              Mgmt          Against                        Against
       the adoption of Resolution 2, 23 and-or 24,
       to increase, with in limits of the overall
       ceiling fixed by the 28th resolution, the number
       of securities to be issued in event of a capital
       increase, for each of the issues with or without
       preferential subscription right of shareholders,
       at the same price as the initial issue, within
       30 days of the closing of the subscription
       period and up to a maximum of 15 per cent of
       the initial issue;  Authority is given for
       a 26-month period; it supersedes the authorization
       granted by the mix meeting of 03 MAY 2005 in
       its Resolution 19 ; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.27   Authorize the Board of Directors, subject to              Mgmt          For                            For
       the adoption of Resolution 2, to increase the
       share capital, in 1 or more occasions, to a
       maximum nominal amount of EUR 200,000,000.00,
       by way of capitalizing reserves, profits, premiums
       or other means provided that such capitalization
       is allowed by law and under the by-laws, by
       issuing bonus shares or raising the par value
       of existing shares, or by a combination of
       these methods;  Authority is given for a 26-month
       period; it supersedes the authorization granted
       by the mix meeting of 03 MAY 2005 in its Resolution
       19 ; authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.28   Approve the nominal amount pertaining to the              Mgmt          Against                        Against
       capital increases to be carried out with the
       use of the delegations given by Resolutions
       23, 24, 25, 26 and 27 shall not exceed EUR
       300,000,000.00

E.29   Authorize the Board of Directors, subject to              Mgmt          For                            For
       adoption of Resolution 2, to proceed, on 1
       or more occasions, with the issuance of shares
       and-or securities giving access to the capital,
       in favour of employees of the Company and related
       Companies who are Members of a Company Saving;
       Authority is given for a 26-month period;
       it supersedes the authorization granted by
       the mix meeting of 03 MAY 2005 in its Resolution
       19 ; authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.30   Authorize the Board of Directors, subject to              Mgmt          For                            For
       adoption of Resolution 2, to proceed in 1 or
       more transactions, to some employees and-or
       some corporate officers, options giving with
       the right either to subscribe for new shares
       in the Company to be issued through a share
       capital increase, or to purchase existing shares
       purchased by the Company, its being provided
       by the that the options shall not give rights
       to a total number of shares, which shall exceed
       2.50% of the Company share capital  Authority
       is given for a 38-month period; it supersedes
       the fraction unused of authorization granted
       by the mix meeting of 20 MAY 2003 in its Resolution
       19 ; authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.31   Authorize the Board of Directors, subject to              Mgmt          For                            For
       adoption of Resolution 2, to grant for free
       on 1or more occasions, existing or future shares,
       in favour of some employees and-or some corporate
       officers of the Company and related Companies;
       they may not represent more than 0.50% of the
       share capital;  Authority is given for a 38-month
       period ; authorize the Board of Directors to
       take all necessary measures and accomplish
       all necessary formalities

E.32   Grant all power to the bearer of an original,             Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by law

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.    Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE THAT THIS IS A REVISION DUE TO REVISED        Non-Voting    No vote
       NUMBERING OF RESOLUTIONS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ADMIRAL GROUP PLC, CARDIFF                                                                  Agenda Number:  700937444
--------------------------------------------------------------------------------------------------------------------------
        Security:  G0110T106
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  GB00B02J6398
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors reports of the Directors            Mgmt          For                            For
       and audited accounts of the Company for the
       YE 31 DEC 2005

2.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 DEC 2005

3.     Declare a final dividend on the ordinary shares           Mgmt          For                            For
       of the Company for the YE 31 DEC 2005 of 14.9
       pence per ordinary share

4.     Re-elect Mr. Henry Engelhardt  Chief Executive            Mgmt          For                            For
       Officer  as a Director of the Company

5.     Re-elect Mr. Manfred Aldag  Non-Executive Officer         Mgmt          For                            For
       as a Director of the Company

6.     Re-appoint KPMG Audit PLC as the Auditor of               Mgmt          For                            For
       the Company until the conclusion of the next
       general meeting at which accounts are laid
       and authorize the Directors to determine their
       remuneration

7.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       80 of the Companies Act 1985  Act , to allot
       relevant securities  with in the meaning of
       that section  up to an aggregate nominal amount
       of GBP 86,000  approximately equivalent to
       33% of the issued share capital of the Company
       as at 03 MAR 2006 ;  Authority expires the
       earlier of the next AGM of the Company or 15
       months ; and the Directors may allot relevant
       securities after the expiry of this authority
       in pursuance of such an offer or agreement
       made prior to such expiry

S.8    Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Resolution 7 and pursuant to Section 95
       of the Act, to allot equity securities  Section
       94(2) of the Act  for cash pursuant to the
       authority conferred by Resolution 7, disapplying
       the statutory pre-emption rights  Section 89(1)
       , provided that this power is limited to the
       allotment of equity securities: a) in connection
       with an offer of equity securities by way of
       rights to the ordinary shareholders; b) up
       to a maximum aggregate nominal amount equal
       to GBP 13,000  equivalent to 5% issued ordinary
       share capital of the Company as at 03 MAR 2006
       ;  Authority expires the earlier of the conclusion
       of the next AGM of the Company or 15 months
       ; and the Directors may allot equity securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.9    Authorize the Company to make one or more market          Mgmt          For                            For
       purchases  Section 163(3) of the Companies
       Act 1985  on the London Stock Exchange of up
       to 13,000,000  5.00% of the issued ordinary
       share capital  ordinary shares of 0.1p in the
       capital of the Company  ordinary shares , at
       a minimum price of 01p and up to an amount
       equal to 105% of the average middle market
       quotations for an ordinary share as derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or 15 months ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 ADVANCED INFO SERVICE PUBLIC CO LTD                                                         Agenda Number:  700884009
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0014U183
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2006
          Ticker:
            ISIN:  TH0268010Z11
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE             Non-Voting    No vote
       ALLOWED. THANK YOU

1.     Approve the matters to be informed                        Mgmt          For                            For

2.     Approve the minutes of the AGM of shareholders            Mgmt          For                            For
       to be held on 30 MAR 2005

3.     Approve the results of operation for the year             Mgmt          For                            For
       2005

4.     Approve the balance sheet, statement of income            Mgmt          For                            For
       and statement of cash flow for 2005 ended 31
       DEC 2005

5.     Approve the dividend payment to the shareholders          Mgmt          For                            For
       for the FY 2005

6.     Approve the appointment of the Company s Auditors         Mgmt          For                            For
       and determine the Auditors  remuneration for
       the YE 2006

7.     Re-elect Mr. Arun Churdboonchart, Mr. Boonklee            Mgmt          For                            For
       Plangsiri and Mr. Somprasong Boonyachai as
       the Directors to increase Board size and approve
       the names and number of the Directors who have
       signing authority

8.     Approve the Directors  remuneration for 2006              Mgmt          For                            For

9.     Approve the issuance and offering of warrants             Mgmt          For                            For
       10,138,500 units to purchase the Company s
       ordinary shares to the Directors and the employees
       of the Company  ESOP Grant V

10.    Approve the allocation of 10,138,500 new ordinary         Mgmt          For                            For
       shares, at par value of THB 1.00 each in order
       to reserve for the exercise of warrants under
       the ESOP Grant V

11.    Approve the allocation of warrants to the Directors       Mgmt          For                            For
       and the employees who are eligible for the
       warrants exceedings 5% of the ESOP Grant V

12.    Approve the allotment of 615,800 additional               Mgmt          For                            For
       ordinary shares, at P/V of THB 1 each, reserved
       for exercising the right in pursuant with the
       ESOP WTS Grant 1,2,3 and 4 due to the entering
       into terms and conditions of prospectus

13.    Other matters  if any                                     Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 AKZO NOBEL NV (FORMERLY AKZO NV ARNHEM)                                                     Agenda Number:  700909205
--------------------------------------------------------------------------------------------------------------------------
        Security:  N01803100
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  NL0000009132
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 296384 DUE TO CHANGE IN THE VOTING STATUS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 18 APR 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening                                                   Non-Voting    No vote

2.     Receive the report of the Management Board for            Non-Voting    No vote
       the FY 2005

3.A    Adopt the 2005 financial statements of Akzo               Mgmt          For                            For
       Nobel N.V.

3.B    Adopt the dividend proposal                               Mgmt          For                            For

4.A    Grant discharge from liability of the Members             Mgmt          For                            For
       of the Management Board for the performance
       of their duties in 2005

4.B    Grant discharge from liability of the Members             Mgmt          For                            For
       of the Supervisory Board for the performance
       of their duties in 2005

5.a    Appoint Mr. L.R. Hughes as a Member of the Supervisory    Mgmt          For                            For
       Board for a 4 year term

5.B    Appoint Mr. A. Burgmans as a Member of the Supervisory    Mgmt          For                            For
       Board for a 4 year term

5.C    Re-appoint Mr. K. Vuursteen as a Member of the            Mgmt          For                            For
       Supervisory Board for a 4 year term

5.D    Re-appoint Mr. A. Merieux as a Member of the              Mgmt          For                            For
       Supervisory Board for a 3 year term

6.     Approve the remuneration of the Supervisory               Mgmt          For                            For
       Board

7.     Amend the remuneration policy for the Management          Mgmt          For                            For
       Board

8.     Approve to determine of maximum number of shares          Mgmt          For                            For
       available for long-term Incentive Plans

9.A    Authorize the Management Board to issue shares            Mgmt          For                            For

9.B    Authorize the Management Board to restrict or             Mgmt          Against                        Against
       exclude the preemptive rights of shareholders

10.    Authorize the Management Board to acquire shares          Mgmt          For                            For
       in the Company on behalf of the Company

11.    Other business                                            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ALTADIS SA                                                                                  Agenda Number:  700964340
--------------------------------------------------------------------------------------------------------------------------
        Security:  E0432C106
    Meeting Type:  AGM
    Meeting Date:  06-Jun-2006
          Ticker:
            ISIN:  ES0177040013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       07 JUN 2006.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU

1.     Approve the annual accounts, balance sheet,               Mgmt          For                            For
       profit and loss account and notes to the accounts
       and the Management reports of Altradis S.A.
       and its consolidated Group, activities and
       performance of the Board of Directors, application
       of profits and dividend distribution, all foregoing
       with reference to the year 2005

2.     Ratify and appoint the Directors                          Mgmt          For                            For

3.     Approve the appointment or re-appointment of              Mgmt          For                            For
       the Auditors of Altadis, S.A., and its consolidated
       Group, for the FY 2006

4.     Amend the Article 44 of the Articles of Association,      Mgmt          For                            For
       in order to redefine the duties of the Audit
       and Control Committees

5.     Amend Articles 20 and 21 of the Articles of               Mgmt          For                            For
       Association about general meetings and contents
       of the notices respectively, in order to bring
       them into line with the modification introduced
       by the Spanish Act 19-2005 of 14 November,
       aboutEuropean Public Limited Companies with
       a domicile in Spain

6.     Approve the capital reduction through amortalization      Mgmt          For                            For
       and amend the Articles of Association regarding
       the corporate capital

7.     Approve the capital reduction in order to increase        Mgmt          For                            For
       voluntary reserves, by decreasing the nominal
       value of the shares, and adoption of any additional
       resolutions that may be necessary, particularly
       in order to authorize the restatement of the
       Articles of Association and the approval of
       the balances

8.     Authorize the Board to increase, all at once              Mgmt          Abstain                        Against
       or in stages, the Corporate capital, with authority
       to exclude the preferential subscription right,
       under the terms provided by Section 153.1.B
       of the Spanish Limited Companies Act, Ley De
       Sociedades Anonimas

9.     Authorize the Board of Directors to issue debentures      Mgmt          Abstain                        Against
       or bonds convertible into shares of the Company,
       and warrants on existing or new shares of the
       Company, for a maximum amount of EUR 1,000
       Million and with authority to exclude the preferential
       subscription right for shareholders and bondholders

10.    Authorize the Directors to carry out the derivative       Mgmt          For                            For
       acquisition of own shares, either by the Company
       or via Group Companies, under the limits and
       requirements provided by the Law, within an
       18 month period, with authority to proceed
       to the transfer or sale of the bought back
       shares, and, or, to apply them to the remuneration
       plans authorized by Section 75 of the Spanish
       Limited Companies Act

11.    Authorize the Board of Directors to issue bonds,          Mgmt          Abstain                        Against
       promissory notes and other fixed income securities,
       as well as preferred securities, with in a
       5 year period, for a maximum amount of EUR
       1,200 million and for a maximum of EUR 1,500
       Million in the case of promissory note issues

12.    Approve the delegation of powers to execute               Mgmt          For                            For
       and deliver, construe, rectify, and proceed
       to the public recording of the resolutions
       adopted by the general meeting of shareholders




--------------------------------------------------------------------------------------------------------------------------
 ALTRIA GROUP, INC.                                                                          Agenda Number:  932456228
--------------------------------------------------------------------------------------------------------------------------
        Security:  02209S103
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2006
          Ticker:  MO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ELIZABETH E. BAILEY                                       Mgmt          For                            For
       HAROLD BROWN                                              Mgmt          For                            For
       MATHIS CABIALLAVETTA                                      Mgmt          For                            For
       LOUIS C. CAMILLERI                                        Mgmt          For                            For
       J. DUDLEY FISHBURN                                        Mgmt          For                            For
       ROBERT E. R. HUNTLEY                                      Mgmt          For                            For
       THOMAS W. JONES                                           Mgmt          For                            For
       GEORGE MUNOZ                                              Mgmt          For                            For
       LUCIO A. NOTO                                             Mgmt          For                            For
       JOHN S. REED                                              Mgmt          For                            For
       STEPHEN M. WOLF                                           Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF INDEPENDENT              Mgmt          For                            For
       AUDITORS

03     STOCKHOLDER PROPOSAL 1 - REQUESTING INDEPENDENT           Shr           Against                        For
       BOARD CHAIRMAN

04     STOCKHOLDER PROPOSAL 2 - REQUESTING COMMITMENT            Shr           Against                        For
       TO GLOBAL HUMAN RIGHTS STANDARDS

05     STOCKHOLDER PROPOSAL 3 - SEEKING TO ADDRESS               Shr           Against                        For
       HEALTH HAZARDS FOR AFRICAN AMERICANS ASSOCIATED
       WITH SMOKING MENTHOL CIGARETTES

06     STOCKHOLDER PROPOSAL 4 - SEEKING TO EXTEND NEW            Shr           Against                        For
       YORK FIRE-SAFE PRODUCTS GLOBALLY

07     STOCKHOLDER PROPOSAL 5 - REQUESTING ADOPTION              Shr           Against                        For
       OF ANIMAL WELFARE POLICY

08     STOCKHOLDER PROPOSAL 6 - REQUESTING SUPPORT               Shr           Against                        For
       FOR LAWS AT ALL LEVELS COMBATING USE OF TOBACCO

09     STOCKHOLDER PROPOSAL 7 - SEEKING TO FACILITATE            Shr           Against                        For
       MEDICAL EFFORTS TO DISSUADE SECONDHAND SMOKE




--------------------------------------------------------------------------------------------------------------------------
 AMB PROPERTY CORPORATION                                                                    Agenda Number:  932465215
--------------------------------------------------------------------------------------------------------------------------
        Security:  00163T109
    Meeting Type:  Annual
    Meeting Date:  11-May-2006
          Ticker:  AMB
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       HAMID R. MOGHADAM                                         Mgmt          For                            For
       W. BLAKE BAIRD                                            Mgmt          For                            For
       AFSANEH M. BESCHLOSS                                      Mgmt          For                            For
       T. ROBERT BURKE                                           Mgmt          For                            For
       DAVID A. COLE                                             Mgmt          For                            For
       LYDIA H. KENNARD                                          Mgmt          For                            For
       J. MICHAEL LOSH                                           Mgmt          For                            For
       FREDERICK W. REID                                         Mgmt          For                            For
       JEFFREY L. SKELTON                                        Mgmt          For                            For
       THOMAS W. TUSHER                                          Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS   Mgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM OF AMB PROPERTY CORPORATION FOR THE FISCAL
       YEAR ENDING DECEMBER 31, 2006.




--------------------------------------------------------------------------------------------------------------------------
 AMEREN CORPORATION                                                                          Agenda Number:  932454212
--------------------------------------------------------------------------------------------------------------------------
        Security:  023608102
    Meeting Type:  Annual
    Meeting Date:  02-May-2006
          Ticker:  AEE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       SUSAN S. ELLIOTT                                          Mgmt          For                            For
       GAYLE P.W. JACKSON                                        Mgmt          For                            For
       JAMES C. JOHNSON                                          Mgmt          For                            For
       RICHARD A. LIDDY                                          Mgmt          For                            For
       GORDON R. LOHMAN                                          Mgmt          For                            For
       RICHARD A. LUMPKIN                                        Mgmt          For                            For
       CHARLES W. MUELLER                                        Mgmt          For                            For
       DOUGLAS R. OBERHELMAN                                     Mgmt          For                            For
       GARY L. RAINWATER                                         Mgmt          For                            For
       HARVEY SALIGMAN                                           Mgmt          For                            For
       PATRICK T. STOKES                                         Mgmt          For                            For

02     ADOPTION OF THE 2006 OMNIBUS INCENTIVE COMPENSATION       Mgmt          For                            For
       PLAN

03     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS       Mgmt          For                            For

04     SHAREHOLDER PROPOSAL REQUESTING EVALUATION OF             Shr           Against                        For
       20-YEAR EXTENSION OF CALLAWAY PLANT LICENSE




--------------------------------------------------------------------------------------------------------------------------
 AMERICAN ELECTRIC POWER COMPANY, INC                                                        Agenda Number:  932448916
--------------------------------------------------------------------------------------------------------------------------
        Security:  025537101
    Meeting Type:  Annual
    Meeting Date:  25-Apr-2006
          Ticker:  AEP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       E.R. BROOKS                                               Mgmt          For                            For
       D.M. CARLTON                                              Mgmt          For                            For
       R.D. CROSBY, JR.                                          Mgmt          For                            For
       J.P. DESBARRES                                            Mgmt          For                            For
       R.W. FRI                                                  Mgmt          For                            For
       L.A. GOODSPEED                                            Mgmt          For                            For
       W.R. HOWELL                                               Mgmt          For                            For
       L.A. HUDSON                                               Mgmt          For                            For
       M.G. MORRIS                                               Mgmt          For                            For
       L.L. NOWELL III                                           Mgmt          For                            For
       R.L. SANDOR                                               Mgmt          For                            For
       D.G. SMITH                                                Mgmt          For                            For
       K.D. SULLIVAN                                             Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT REGISTERED PUBLIC             Mgmt          For                            For
       ACCOUNTING FIRM.




--------------------------------------------------------------------------------------------------------------------------
 AMSOUTH BANCORPORATION                                                                      Agenda Number:  932450593
--------------------------------------------------------------------------------------------------------------------------
        Security:  032165102
    Meeting Type:  Annual
    Meeting Date:  20-Apr-2006
          Ticker:  ASO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MARTHA R. INGRAM                                          Mgmt          For                            For
       CHARLES D. MCCRARY                                        Mgmt          For                            For
       C. DOWD RITTER                                            Mgmt          For                            For

02     RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT          Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM.

03     TO APPROVE THE 2006 LONG TERM INCENTIVE COMPENSATION      Mgmt          Against                        Against
       PLAN.

04     TO APPROVE THE SHAREHOLDER PROPOSAL RELATING              Shr           Against                        For
       TO POLITICAL CONTRIBUTIONS.

05     TO APPROVE THE SHAREHOLDER PROPOSAL RELATING              Shr           Against                        For
       TO AMENDMENT OF EEOC POLICY.




--------------------------------------------------------------------------------------------------------------------------
 ANGLOGOLD ASHANTI LTD                                                                       Agenda Number:  700910171
--------------------------------------------------------------------------------------------------------------------------
        Security:  S04255196
    Meeting Type:  OGM
    Meeting Date:  10-Apr-2006
          Ticker:
            ISIN:  ZAE000043485
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.o1   Authorize the Company, in terms of the Listing            Mgmt          For                            For
       Requirements of the JSE Limited  JSE , to allot
       and issue, for cash, that number of ordinary
       shares of ZAR 0.25 each in the capital of the
       Company  ordinary shares  which, at the offer
       subscription price after applying the discount
       if any  will equate to a raising of a maximum
       of USD 500 million in the aggregate after deducting
       all underwriters commissions and fees but not
       all other issue costs; the offer for subscription
       be made to selected investors at such discount
       per ordinary share  based upon the offer subscription
       price for an AngloGold Ashanti Share represented
       by an AngloGold Ashanti American Depository
       Share  ADS  relative to the ruling market price
       of an AngloGold Ashanti ADS at the close of
       trading on the New York Stock Exchange on the
       day before the formal announcement of the pricing
       offer and on such terms and conditions as the
       Directors of the Company may, in their discretion,
       deem fit, provided that such discount shall
       not exceed 10%

2.o2   Approve, subject to the passing of Resolution             Mgmt          For                            For
       1.O1 by the requisite majority in terms of
       the Listings Requirements of the JSE Limited,
       that a sufficient number of ordinary shares
       be placed under the control of the Directors
       of the Company, with specific authority to
       allot and issue such ordinary shares for cash,
       which at the offer subscription price will
       equate to a raising of a maximum of USD 500
       million in the aggregate after deducting all
       underwriter commissions and fees but not all
       other issue costs, and on such terms and conditions
       as the Directors may deem fit, provided that
       the offer shall not be made at a discount per
       ordinary share  based upon the subscription
       price for an AngloGold Ashanti share represented
       by an AngloGold Shanti ADS relative to the
       ruling market price of an Anglogold Ashanti
       ADS at the close of trading on the New York
       Stock Exchange on the day before the formal
       announcement of the pricing of the offer  of
       more than 10%




--------------------------------------------------------------------------------------------------------------------------
 ANGLOGOLD ASHANTI LTD                                                                       Agenda Number:  700904469
--------------------------------------------------------------------------------------------------------------------------
        Security:  S04255196
    Meeting Type:  OGM
    Meeting Date:  05-May-2006
          Ticker:
            ISIN:  ZAE000043485
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS MEETING IS AN AGM                   Non-Voting    No vote

1.O.1  Receive and adopt the consolidated audited annual         Mgmt          For                            For
       financial statements of the Company and its
       subsidiaries, incorporating the Auditors  and
       Directors  reports for the YE 31 DEC 2005

2.O.2  Re-elect Mr. Frank B. Arisman as a Director               Mgmt          For                            For
       of the Company, who retires in terms of the
       Article of Association

3.O.3  Re-elect Mrs. Elisabeth Le. R. Bradley as a               Mgmt          For                            For
       Director of the Company, who retires in terms
       of the Article of Association

4.O.4  Re-elect Mr. Russell P. Eddy as a Director of             Mgmt          For                            For
       the Company, who retires in terms of the Article
       of Association

5.O.5  Re-elect Mr. Robert M. Godsell as a Director              Mgmt          For                            For
       of the Company, who retires in terms of the
       Article of Association

6.O.6  Re-elect Dr. T. James Motlatsi as a Director              Mgmt          For                            For
       of the Company, who retires in terms of the
       Article of Association

7.O.7  Re-elect Mr. Reginald E. Bannerman as a Director          Mgmt          For                            For
       of the Company, who retires in terms of Article
       92 of the Articles of Association

8.O.8  Re-elect Mr. R. Carvalho Silva as a Director              Mgmt          For                            For
       of the Company, who retires in terms of Article
       92 of the Articles of Association

9.O.9  Re-elect Mr. Rene Medori as a Director of the             Mgmt          For                            For
       Company, who retires in terms of Article 92
       of the Articles of Association

10O10  Re-elect Mr. Neville F. Nicolau as a Director             Mgmt          For                            For
       of the Company, who retires in terms of Article
       92 of the Articles of Association

11O11  Re-elect Mr. Srinivasan Venkatakrishnan as a              Mgmt          For                            For
       Director of the Company, who retires in terms
       of Article 92 of the Articles of Association

12O12  Authorize the Directors, subject to the provisions        Mgmt          For                            For
       of the Companies Act  Act 61  of 1973  Act
       , as amended, the Listing Requirements of the
       JSE Limited, to allot and issue, up to 10%
       of the authorized but unissued ordinary shares
       of 25 cents each in the share capital of the
       Company remaining after setting aside so many
       ordinary shares of 25 cents each as may be
       required to be allotted and issued by the Company
       pursuant to the Anglogold Limited Share Incentive
       Scheme, the Long-Term Incentive Plan and the
       Bonus Share Plan and for purposes of the conversion
       of the USD 1,000,000,000, 2.375% guaranteed
       convertible bonds issued by Anglogold Ashanti
       Holdings Plc

13O13  Authorize the Directors, subject to the passing           Mgmt          Against                        Against
       of Resolution 12O12 and in terms of the Listing
       Requirements of the JSE Limited  JSE  from
       time to time  Listings Requirements , to allot
       and issue for cash without restrictions to
       any public shareholder, as defined the Listing
       Requirements, as and when suitable opportunities
       arise, the authorized but unissued ordinary
       shares of 25 cents each in the share capital
       of the Company which were placed under the
       control of the Directors; a paid press announcements
       giving full details, including the impact on
       net asset value and earnings per share, on
       a cumulative basis within one FY, 5% or more
       of the number of ordinary shares; the issue
       for cash in the aggregate in any one FY shall
       not exceed 10% of the weighted average traded
       price of the ordinary shares on the JSE  adjusted
       for any dividend but not yet paid or for any
       Capitalization award made to shareholders ;
       over the 30 business days prior to the date
       that the price of the issue is determined or
       agreed by the Directors of the Company, and
       this authority includes the issue of shares
       arising from any options or convertible securities
       issued for cash other than in respect of which
       a specific authority for such issue has been
       obtained;  Authority expires the earlier of
       the next AGM of the Company, or 15 months

14O14  Approve, in accordance with the provisions of             Mgmt          For                            For
       Article 73 of the Articles of Association,
       that the remuneration for the President of
       the Company, including his remuneration as
       a Director, shall, effective from 06 MAY 2006
       be ZAR 300,000 per annum, payable quarterly
       in arrear, the remuneration payable shall be
       in proportion to the period that the President
       has held Office during the year

15S.1  Authorize the Company or any of its subsidiaries,         Mgmt          For                            For
       in terms of Section 85 of the Act and the Listing
       Requirements, to acquire ordinary shares issued
       by the Company, and the acquisitions in terms
       of Section 89 of the Act and the Listings Requirements,
       as determined by the Directors, any such acquisition
       of shares shall be implemented through the
       order of book operated by the JSE trading system
       and done without any prior understanding or
       arrangement between the Company and the counter
       party; and/or on the open market of any other
       stock exchange on which the shares are listed
       on which the Company may, subject to the approval
       of the JSE and any other stock exchange as
       necessary, wish to effect such acquisitions
       of shares; an announcement containing details
       of such acquisitions be published as soon as
       the Company, or the subsidiaries collectively,
       shall have acquired ordinary shares issued
       by the Company constituting, on a cumulative
       basis, not less than 3% of the number of ordinary
       shares in the Company in issue as at the date
       of this and 3% in aggregate of the initial
       number of that class acquired but subject to
       the provisions of the Act and the Listing Requirements,
       not exceeding in aggregate 20% of the Company
       s issued ordinary share capital in any 1 FY,
       at a price not more than 10% above the weighted
       average market price of such shares over the
       previous 5 business days;  Authority expires
       the earlier of the next AGM or 15 months




--------------------------------------------------------------------------------------------------------------------------
 ARCHSTONE-SMITH TRUST                                                                       Agenda Number:  932475076
--------------------------------------------------------------------------------------------------------------------------
        Security:  039583109
    Meeting Type:  Annual
    Meeting Date:  17-May-2006
          Ticker:  ASN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES A. CARDWELL                                         Mgmt          For                            For
       ERNEST A. GERARDI, JR.                                    Mgmt          For                            For
       RUTH ANN M. GILLIS                                        Mgmt          For                            For
       NED S. HOLMES                                             Mgmt          For                            For
       ROBERT P. KOGOD                                           Mgmt          For                            For
       JAMES H. POLK, III                                        Mgmt          For                            For
       JOHN M. RICHMAN                                           Mgmt          For                            For
       JOHN C. SCHWEITZER                                        Mgmt          For                            For
       R. SCOT SELLERS                                           Mgmt          For                            For
       ROBERT H. SMITH                                           Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF KPMG LLP AS AUDITORS       Mgmt          For                            For
       FOR THE CURRENT FISCAL YEAR.




--------------------------------------------------------------------------------------------------------------------------
 ARTHUR J. GALLAGHER & CO.                                                                   Agenda Number:  932485635
--------------------------------------------------------------------------------------------------------------------------
        Security:  363576109
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  AJG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J.P. GALLAGHER, JR.                                       Mgmt          For                            For
       ILENE S. GORDON                                           Mgmt          For                            For
       JAMES R. WIMMER                                           Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM OF THE COMPANY FOR 2006.




--------------------------------------------------------------------------------------------------------------------------
 ASCENDAS REAL ESTATE INVESTMENT TRUST                                                       Agenda Number:  700796254
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0205X103
    Meeting Type:  EGM
    Meeting Date:  13-Sep-2005
          Ticker:
            ISIN:  SG1M77906915
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, a) subject to and contingent upon the            Mgmt          For                            For
       passing of Resolution 9, for the acquisition
       of the land marked Pte Lot No. A1897601 and
       comprised in Government Resurvey Lot Nos. 2308K
       Pt and 2813T Pt Mukim 1 together with the building
       to be erected thereon as well as the plant
       and equipment relating thereto   138 Depot
       Road   by A-REIT from Ascendas Tuas (Pte) Limited
       Ascendas Tuas   for an aggregate consideration
       between SGD 41.165 million and SGD 42.265 million
       the  138 Depot Road Acquisition  , on the
       terms and conditions set out in the sale and
       purchase agreement appended to the put and
       call option agreement dated 29 JUL 2004 made
       between HSBC Institutional Trust Services (Singapore)
       Limited  as trustee of A-REIT)  the  Trustee
       and Ascendas Tuas  and as amended and supplemented
       by the supplemental deed dated 25 AUG 2005
       , and for payment of all fees and expenses
       relating to the 138 Depot Road Acquisition
       as specified, issued by Ascendas-MGM Funds
       Management Limited  as manager of A-REIT
       the  Manager   to unitholders of A-REIT ; and
       (b) the Manager, any Director of the Manager,
       the Trustee and any Director of the Trustee
       be severally authorized to complete and do
       all such acts  and things  including executing
       all such documents as may be required  as the
       Manager, such director of the Manager, the
       Trustee or, as the case may be, such Director
       of the Trustee may consider expedient or necessary
       or in the interests of A-REIT to give effect
       to the 138 Depot Road Acquisition

2.     Approve (a) subject to and contingent upon the            Mgmt          For                            For
       passing of Resolution 9, for the acquisition
       of the land marked Pte Lot No. A1897603 at
       Changi North Rise and comprised in Government
       Resurvey Lot No. 4148W Pt Mukim 31 together
       with the building to be erected thereon as
       well as the plant and equipment relating thereto
       Hamilton Sundstrand Building   by A-REIT
       from Ascendas Tuas for an aggregate consideration
       of SGD 31.0 million subject to adjustment
       if any   the  Hamilton Acquisition  , on the
       terms and conditions set out in the sale and
       purchase agreement appended to the put and
       call option agreement dated 26 JUL 2005 made
       between the Trustee and Ascendas Tuas, for
       payment of all fees and expenses relating to
       the Hamilton Acquisition  as specified ; and
       (b) the Manager, any Director of the Manager,
       the Trustee and any Director of the Trustee
       severally authorized to complete and do all
       such acts and things  including executing all
       such documents as may be required  as the Manager,
       such Director of the Manager, the Trustee or,
       as the case may be, such Director of the Trustee
       may consider expedient or necessary or in the
       interests of A-REIT to give effect to the Hamilton
       Acquisition

3.     Approve, (a) subject to and contingent upon               Mgmt          For                            For
       the passing of Resolution 9, for the acquisition
       of the unexpired portion of the leasehold estate
       of 30 years commencing 16 MAY 2003 in respect
       of the whole of Lot 2399C Mukim 7 together
       with the building erected thereon  known as
       455A Jalan Ahmad Ibrahim  as well as the plant
       and equipment relating thereto   Hoya Building
       by A-REIT from Ascendas Land (Singapore)
       Pte Limited   Ascendas Land   for an aggregate
       consideration of SGD 5.3 million  the  Hoya
       Acquisition  , on the terms and conditions
       set out in the sale and purchase agreement
       appended to the put and call option agreement
       dated 26 JUL 2005 made between the Trustee
       and Ascendas Land, and for payment of all fees
       and expenses relating to the Hoya Acquisition
       as specified ; and (b) the Manager, any Director
       of the Manager, the Trustee and any Director
       of the Trustee be severally authorized to complete
       and do all such acts and things  including
       executing all such documents as may be required
       as the Manager, such Director of the Manager,
       the Trustee or, as the case may be, such  Director
       of the Trustee may consider expedient or necessary
       or in the interests of A-REIT to give effect
       to the Hoya Acquisition

4.     Approve, (a) subject to and contingent upon               Mgmt          For                            For
       the passing of Resolution 9, for the acquisition
       of the unexpired portion of the leasehold estate
       of 30 years commencing 16 MAY 1993  with an
       option for further 30 years  in respect of
       the whole of Lot 6300A Mukim 5 together with
       the building erected thereon  known as  LogisHub@Clementi
       , 2 Clementi Loop  as well as the plant and
       equipment relating thereto   LogisHub@Clementi
       by A-REIT from Ascendas Tuas for an aggregate
       consideration of SGD 18.07 million  the  LogisHub
       Acquisition  , on the terms and conditions
       set out in the sale and purchase agreement
       appended to the put and call option agreement
       dated 26 JUL 2005 made between the Trustee
       and Ascendas Tuas, and for payment of all fees
       and expenses relating to the LogisHub Acquisition
       as specified ; and (b) the Manager, any Director
       of the Manager, the Trustee and any Director
       of the Trustee be severally authorized to complete
       and do all such acts and things  including
       executing all such documents as may be required
       as the Manager, such Director of the Manager,
       the Trustee or, as the case may be, such Director
       of the Trustee may consider expedient or necessary
       or in the interests of A-REIT to give effect
       to the LogisHub Acquisition

5.     Approve, (a) subject to and contingent upon               Mgmt          For                            For
       the passing of Resolution 9, for the acquisition
       of the unexpired portion of the leasehold estate
       of 30 years commencing 16 JUN 1995  with an
       option for a further 30 years  in respect of
       the whole of Lot 6864P Mukim 5 together with
       the building erected thereon  known as Techquest,
       No.7 International Business Park  as well as
       the plant and equipment relating thereto
       Techquest   by A-REIT from Ascendas Land for
       an aggregate consideration of SGD 7.5 million
       the  Techquest Acquisition  , on the terms
       and conditions set out in the sale and purchase
       agreement appended to the put and call option
       agreement dated 26 JUL 2005 made between the
       Trustee and Ascendas Land, and for payment
       of all fees and expenses relating to the Techquest
       Acquisition  as specified ; and (b) the Manager,
       any Director of the Manager, the Trustee and
       any Director of the Trustee be severally authorized
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as the Manager, such Director
       of the Manager, the Trustee or, as the case
       may be, such Director of the Trustee may consider
       expedient or necessary or in the interests
       of A-REIT to give effect to the Techquest Acquisition

6.     Approve, (a) subject to and contingent upon               Mgmt          For                            For
       the passing of Resolution 9, for the acquisition
       of the unexpired portion of the leasehold estate
       of 60 years commencing 09 JUL 1996 in respect
       of the whole of Lot 5471P Mukim 23 together
       with the building erected thereon  known as
       Techview, No. 1 Kaki Bukit View  as well as
       certain mechanical and electrical equipment
       relating thereto   Techview   by A-REIT from
       Ascendas  KB View  Pte Limited   Ascendas KBV
       for an aggregate consideration of SGD 76.0
       million  the  Techview Acquisition  , on the
       terms and conditions set out in the sale and
       purchase agreement appended to the put and
       call option agreement dated 26 JUL 2005 made
       between the Trustee and Ascendas KBV and for
       payment of all fees and expenses relating to
       the Techview Acquisition  as specified ; and
       (b) the Manager, any Director of the Manager,
       the Trustee and any Director of the Trustee
       be severally authorized to complete and do
       all such acts and things  including executing
       all such documents as may be required  as the
       Manager, such Director of the Manager, the
       Trustee or, as the case may be, such Director
       of the Trustee may consider expedient or necessary
       or in the interests of A-REIT to give effect
       to the Techview Acquisition

7.     Approve, (a) subject to and contingent upon               Mgmt          For                            For
       the passing of Resolution 9, for the acquisition
       of the land marked Pte Lot No. A1897604 at
       Changi North Rise and comprised in Government
       Resurvey Lot No. 4148W Pt Mukim 31 together
       with the building to be erected thereon as
       well as the plant and equipment relating thereto
       Thales Building   by A-REIT from Ascendas
       Tuas for an aggregate consideration of SGD
       5.75 million subject to adjustment  if any
       the  Thales Acquisition  , on the terms and
       conditions set out in the sale and purchase
       agreement appended to the put and call option
       agreement dated 26 JUL 2005 made between the
       Trustee and Ascendas Tuas, and for payment
       of all fees and expenses relating to the Thales
       Acquisition  as specified ; and (b) the Manager,
       any Director of the Manager, the Trustee and
       any Director of the Trustee be severally authorized
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as the Manager, such Director
       of the Manager, the Trustee or, as the case
       may be, such Director of the Trustee may consider
       expedient or necessary or in the interests
       of A-REIT to give effect to the Thales Acquisition

E.8    Approve, (a) subject to and contingent upon               Mgmt          For                            For
       the passing of Resolution 6, pursuant to Clause
       5.2.6 of the trust deed constituting A-REIT
       as amended   the  Trust Deed   for A-REIT
       to issue such number of the Techview Consideration
       Units to Ascendas KBV at the Issue Price as
       would be required to satisfy the Required Portion
       as specified  that Ascendas KBV elects to
       receive in units in A-REIT   Units  ; and (b)
       the Manager, any Director of the Manager, the
       Trustee and any Director of the Trustee be
       severally authorized to complete and do all
       such acts and things  including executing all
       such documents as may be required  as the Manager,
       such Director of the Manager, the Trustee or,
       as the case may be, such Director of the Trustee
       may consider expedient or necessary or in the
       interests of A-REIT to give effect to the issue
       of the Techview Consideration Units

E.9    Approve, (a) for the purposes of Clause 5.2.6             Mgmt          For                            For
       of the Trust Deed for A-REIT to offer and issue,
       as specified , such number of new Units as
       would be required to raise up to SGD 240.0
       million in gross proceeds  the  Equity Fund
       Raising  ; and (b) the Manager, any Director
       of the Manager, the Trustee and any Director
       of the Trustee be severally authorized to complete
       and do all such acts and things  including
       executing all such documents as may be required
       as the Manager, such Director of the Manager,
       the Trustee or, as the case may be, such Director
       of the Trustee may consider expedient or necessary
       or in the interests of A-REIT to give effect
       to the Equity Fund Raising

10.    Approve, (a) for the purposes of Clause 5.2.6             Mgmt          For                            For
       of the Trust Deed for A-REIT to offer and issue,
       as specified , such number of new Units as
       would be required to raise up to SGD 240.0
       million in gross proceeds  the  Equity Fund
       Raising  ; and (b) the Manager, any Director
       of the Manager, the Trustee and any Director
       of the Trustee be severally authorized to complete
       and do all such acts and things  including
       executing all such documents as may be required
       as the Manager, such Director of the Manager,
       the Trustee or, as the case may be, such Director
       of the Trustee may consider expedient or necessary
       or in the interests of A-REIT to give effect
       to the Equity Fund Raising




--------------------------------------------------------------------------------------------------------------------------
 ASTRAZENECA PLC                                                                             Agenda Number:  932484683
--------------------------------------------------------------------------------------------------------------------------
        Security:  046353108
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2006
          Ticker:  AZN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO RECEIVE THE COMPANY S ACCOUNTS AND THE REPORTS         Mgmt          For
       OF THE DIRECTORS AND AUDITOR FOR THE YEAR ENDED
       DECEMBER 31, 2005

02     TO CONFIRM DIVIDENDS                                      Mgmt          For

03     TO RE-APPOINT KPMG AUDIT PLC, LONDON AS AUDITOR           Mgmt          For

04     TO AUTHORIZE THE DIRECTORS TO AGREE THE REMUNERATION      Mgmt          For
       OF THE AUDITOR

05     DIRECTOR
       LOUIS SCHWEITZER                                          Mgmt          For
       HAKAN MOGREN                                              Mgmt          For
       DAVID R BRENNAN                                           Mgmt          For
       JONATHAN SYMONDS                                          Mgmt          For
       JOHN PATTERSON                                            Mgmt          For
       SIR PETER BONFIELD                                        Mgmt          For
       JOHN BUCHANAN                                             Mgmt          For
       JANE HENNEY                                               Mgmt          For
       MICHELE HOOPER                                            Mgmt          For
       JOE JIMENEZ                                               Mgmt          For
       ERNA MOLLER                                               Mgmt          For
       MARCUS WALLENBERG                                         Mgmt          For
       DAME NANCY ROTHWELL                                       Mgmt          For

06     TO APPROVE THE DIRECTORS  REMUNERATION REPORT             Mgmt          For
       FOR THE YEAR ENDED DECEMBER 31, 2005

07     TO AUTHORIZE LIMITED EU POLITICAL DONATIONS               Mgmt          For

08     TO AUTHORIZE THE DIRECTORS TO ALLOT UNISSUED              Mgmt          For
       SHARES

09     TO AUTHORIZE THE DIRECTORS TO DISAPPLY PRE-EMPTION        Mgmt          For
       RIGHTS

10     TO AUTHORIZE THE COMPANY TO PURCHASE ITS OWN              Mgmt          For
       SHARES




--------------------------------------------------------------------------------------------------------------------------
 AT&T INC.                                                                                   Agenda Number:  932448043
--------------------------------------------------------------------------------------------------------------------------
        Security:  00206R102
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2006
          Ticker:  T
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM F. ALDINGER III                                   Mgmt          For                            For
       GILBERT F. AMELIO                                         Mgmt          For                            For
       AUGUST A. BUSCH III                                       Mgmt          For                            For
       MARTIN K. EBY, JR.                                        Mgmt          For                            For
       JAMES A. HENDERSON                                        Mgmt          For                            For
       CHARLES F. KNIGHT                                         Mgmt          For                            For
       JON C. MADONNA                                            Mgmt          For                            For
       LYNN M. MARTIN                                            Mgmt          For                            For
       JOHN B. MCCOY                                             Mgmt          For                            For
       MARY S. METZ                                              Mgmt          For                            For
       TONI REMBE                                                Mgmt          For                            For
       S. DONLEY RITCHEY                                         Mgmt          For                            For
       JOYCE M. ROCHE                                            Mgmt          For                            For
       RANDALL L. STEPHENSON                                     Mgmt          For                            For
       LAURA D'ANDREA TYSON                                      Mgmt          For                            For
       PATRICIA P. UPTON                                         Mgmt          For                            For
       EDWARD E. WHITACRE, JR.                                   Mgmt          For                            For

02     APPROVE APPOINTMENT OF INDEPENDENT AUDITORS               Mgmt          For                            For

03     APPROVE 2006 INCENTIVE PLAN                               Mgmt          For                            For

04     APPROVE AMENDMENT TO RESTATED CERTIFICATE OF              Mgmt          For                            For
       INCORPORATION

05     STOCKHOLDER PROPOSAL A                                    Shr           Against                        For

06     STOCKHOLDER PROPOSAL B                                    Shr           Against                        For

07     STOCKHOLDER PROPOSAL C                                    Shr           Against                        For

08     STOCKHOLDER PROPOSAL D                                    Shr           Against                        For

09     STOCKHOLDER PROPOSAL E                                    Shr           Against                        For

10     STOCKHOLDER PROPOSAL F                                    Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 BANCO BILBAO VIZCAYA ARGENTARIA SA, BILBAO                                                  Agenda Number:  700876367
--------------------------------------------------------------------------------------------------------------------------
        Security:  E11805103
    Meeting Type:  AGM
    Meeting Date:  17-Mar-2006
          Ticker:
            ISIN:  ES0113211835
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       18 MAR 2006. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the annual accounts and the Management            Mgmt          For                            For
       report of Banco Bilbao Vizcaya Argentaria,
       S.A. and its consolidated Group, application
       of profits, distribution of a dividend, the
       Company Management all of the foregoing with
       reference to the YE 31 DEC 2005

2.1    Appoint Mr. D. Tomas Alfaro Drake as a Board              Mgmt          For                            For
       Member; approve, according to the provisions
       of Article 34, Paragraph 2, of the Articles
       of Association, to set the number of Members
       of the Board at the number of directors existing
       at that time; information to the general meeting
       about such decision

2.2    Re-elect Mr. D. Juan Carlos Alvarez Mezquiriz             Mgmt          For                            For
       as a Board Member; approve, according to the
       provisions of Article 34, Paragraph 2, of the
       Articles of Association, to set the number
       of Members of the Board at the number of directors
       existing at that time; information to the general
       meeting about such decision

2.3    Re-elect Mr. D. Carlos Loring Martinez De Irujo           Mgmt          For                            For
       as a Board Member; approve, according to the
       provisions of Article 34, Paragraph 2, of the
       Articles of Association, to set the number
       of Members of the Board at the number of directors
       existing at that time; information to the general
       meeting about such decision

2.4    Re-elect Mr. Dona Susana Rodriguez Vidarte as             Mgmt          For                            For
       a Board Member; approve, according to the provisions
       of Article 34, Paragraph 2, of the Articles
       of Association, to set the number of Members
       of the Board at the number of directors existing
       at that time; information to the general meeting
       about such decision

3.     Authorize the Board of Directors for the issuance         Mgmt          For                            For
       of fixed income securities of any kind and
       nature, even exchangeable, not convertible
       into shares, for a maximum amount of EUR 105
       billion, setting aside, for the amount not
       used, the authorization granted by the general
       meeting of shareholders of 28 FEB 2004, amount
       that was increased by resolution adopted on
       the general meeting of 26 FEB 2005; the authority
       affecting the amount already issued continues
       being effective

4.     Authorize the Board of Directors to carry out             Mgmt          For                            For
       the acquisition of own shares, either directly
       or via Group Companies, according to the provisions
       of Section 75 of the Spanish Limited Companies
       Consolidation Act, Texto Refundido Dela Ley
       De Sociedades Anonimas, fixing the limits and
       requirements of said acquisition, with express
       powers to reduce the share capital for the
       amortization of own shares; for the execution
       and delivery of the agreements adopted by the
       general meeting concerning the above, rendering
       void the resolution granted by the general
       meeting of shareholders held on 26 FEB 2005

5.     Re-appoint the Auditors for the year 2006                 Mgmt          For                            For

6.     Approve the long term Remuneration Program,               Mgmt          For                            For
       for both the bank and its subsidiaries, consisting
       of distribution of BBVA shares to the Members
       of the Executive Committee, including the Directors
       and the Executive Directors

7.     Amend the Article 53 of the Articles of Association,      Mgmt          For                            For
       about application of profits, in order to include
       the possibility to offer to the Directors,
       as payment for their services, shares, stock
       options or cash payments equivalent to the
       value of the shares

8.     Approve the deferred remuneration system for              Mgmt          For                            For
       Non-Executive Directors consisting of BBVA
       shares

9.     Authorize the powers to the Board, including              Mgmt          For                            For
       the authority to deputy the powers granted
       to it by the meeting, to execute and deliver,
       rectify and construe the resolutions adopted
       by the general meeting




--------------------------------------------------------------------------------------------------------------------------
 BANCO ITAU HLDG FINANCEIRA   S A                                                            Agenda Number:  700931769
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1391K111
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  BRITAUACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON RESOLUTION 4

1.     Acknowledge the Board of Directors report and             Non-Voting    No vote
       the opinions of the Finance Committee, the
       Independent Auditors and the Internal Controls
       Committee, and approve the balance sheets,
       accounts and the explanatory notes for the
       FYE 31 DEC 2005

2.     Approve the distribution of the FYs net profits           Non-Voting    No vote

3.     Elect the Members of the Board of Directors               Non-Voting    No vote

4.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       respective substitute

5.     Approve to set the Directors, the Board of Directors,     Non-Voting    No vote
       the Consultative and International Consultative
       Councils and the Finance Committee remuneration




--------------------------------------------------------------------------------------------------------------------------
 BANCO SANTANDER CENTRAL HISPANO, SA, SANTANDER                                              Agenda Number:  700970204
--------------------------------------------------------------------------------------------------------------------------
        Security:  E19790109
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2006
          Ticker:
            ISIN:  ES0113900J37
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     To approve the Annual Accounts (balance sheet,            Mgmt          For                            For
       income statement, statements of changes in
       net assets and cash flows and notes) and the
       management of Banco Santander Central Hispano,
       S.A. and its consolidated Group for the fiscal
       year ended December 31, 2005

2.     To approve the distribution of profits obtained           Mgmt          For                            For
       by the Bank during Fiscal Year 2005, in the
       amount of 2,605,008,826.24 Euros, distributing
       them as follows: Euros 94,301.10 to increase
       the Voluntary Reserve; Euros 2,604,914,525.14
       for the payment of dividends, which have already
       been paid out prior to the date of the Ordinary
       General Shareholders  Meeting; Euros 2,605,008,826.24
       total

3.A    Appoint Mr. Jay S. Sidhu as Director; This appointment    Mgmt          For                            For
       is subject to the condition precedent that,
       not later than 30 September 2006, Banco Santander
       Central Hispano, S.A. acquires ownership of
       a significant equity interest of at least 19.8%
       of the capital of the entity Sovereign Bancorp,
       Inc. Fulfillment of the condition precedent
       will be verified by delivery to the National
       Securities Market Commission of an appropriate
       notice of material fact evidencing the acquisition
       of such equity interest

3.B    Re-elect Mr. Fernando de Asua Alvarez as a Director       Mgmt          For                            For

3.C    Re-elect Mr. Alfredo Saenz Abad as a Director             Mgmt          For                            For

3.D    Re-elect Ms. Ana Patricia Botin-Sanz de Sautuola          Mgmt          For                            For
       y O Shea as a Director

3.E    Re-elect Mr. Rodrigo Echenique Gordillo as a              Mgmt          For                            For
       Director

3.F    Re-elect Lord Burns as a Director                         Mgmt          For                            For

4.     To reappoint as Auditor the firm Deloitte, S.L.,          Mgmt          For                            For
       with a corporate domicile in Madrid, at Plaza
       Pablo Ruiz Picasso, 1, Torre Picasso, and Tax
       Identification Number B-79104469, in order
       to verify the annual accounts and management
       report of the Bank and of the consolidated
       Group for Fiscal Year 2006

5.     To rescind the unused portion of the authorization        Mgmt          For                            For
       granted by the shareholders acting at the Ordinary
       General Shareholders  Meeting of June 18, 2005
       for the derivative acquisition of shares of
       the Bank by the Bank and the Subsidiaries comprising
       the Group and to grant express authorization
       for the Bank and the Subsidiaries comprising
       the Group to acquire shares representing the
       capital stock of the Bank with any compensation
       permitted by Law, within the limits of the
       Law and subject to all legal requirements,
       up to a limit - including the shares they already
       hold - of 312,714,828 shares or, as appropriate,
       the number of shares equivalent to 5 percent
       of the capital stock existing at any given
       time.  Such shares shall be fully paid-in at
       a minimum price per share equal to the par
       value and a maximum of up to 3% over the listing
       price on the Electronic Market of the Spanish
       stock exchanges (including the block market)
       on the date of acquisition. This authorization
       may only be exercised within 18 months from
       the date of the Shareholders  Meeting. The
       authorization includes the acquisition of shares,
       if any, that must be conveyed directly to the
       employees and management of the Company, or
       that must be conveyed as a result of the exercise
       of the options they hold

6.A    The first paragraph of Article 16 of the By-Laws          Mgmt          For                            For
       is amended, with the other paragraphs of such
       provision remaining unchanged.  The new text
       of such first paragraph of Article 16 is as
       follows:  Article 16.- The right to attend
       General Shareholders  Meetings may be delegated
       to any individual or legal person.

6.B    Article 20 of the By-Laws is amended to read              Mgmt          For                            For
       as follows:  Article 20.- Notice of all types
       of Meetings shall be given by means of a public
       announcement in the  Official Bulletin of the
       Commercial Registry  and in one of the local
       newspapers having the largest circulation in
       the province where the registered office is
       located, at least one month prior to the date
       set for the Meeting.

6.C    The first and second paragraphs of Article 30             Mgmt          For                            For
       of the By-Laws are amended, with the last paragraph
       of such provision remaining unchanged.  The
       new text of such first and second paragraphs
       is as follows:  Article 30.- The Board of Directors
       shall be composed of a minimum of fourteen
       Directors and a maximum of twenty-two, to be
       appointed by the shareholders at the General
       Shareholders  Meeting. One-fifth of the positions
       on the Board shall be renewed annually, for
       which purpose the length of service on such
       positions, on the basis of the date and order
       of the respective appointment, shall be observed.
       In other words, a Director shall be in office
       for five years. Directors who cease to hold
       office may be re-elected.

6.D    The first paragraph of Article 38 of the By-Laws          Mgmt          For                            For
       is amended, with the other paragraphs of such
       provision remaining unchanged. The new text
       of such first paragraph is as follows:  Article
       38.-  The Board of Directors and the Executive
       Committee of the Bank shall receive, in consideration
       for the performance of their duties and as
       a joint share in the income for each fiscal
       year, an amount equal to one percent thereof,
       provided, however, that the Board may resolve
       that such percentage be reduced in those years
       in which it so deems it justified. In addition,
       the Board of Directors shall distribute the
       resulting payment among the recipients in such
       manner and amount as may be resolved annually
       with respect to each of them.

7.A    Article 5 of the Bank s Regulations for the               Mgmt          For                            For
       General Shareholders  Meeting is amended through
       the insertion of a new third paragraph, such
       that the new text of the provision reads as
       follows:  Article 5. Announcement of the Call
       to Meeting The General Shareholders  Meeting
       must be called by the Board of Directors of
       the Company by means of an announcement published
       in accordance with the provisions of the By-Laws.
       No later than the date of publication or, in
       any case, the next business day, the Company
       shall send the announcement of the call to
       meeting to the National Securities Market Commission.
       The text of the announcement shall also be
       accessible on the Bank s website. The announcement
       of the call to meeting shall state the date
       of the meeting on first call as well as all
       the matters to be addressed. Furthermore, the
       announcement shall state the date on which
       the General Shareholders  Meeting shall be
       held on second call, if such call occurs. There
       shall be a period of at least twenty-four hours
       between the first and second call. Shareholders
       representing at least five (5%) percent of
       the share capital may request the publication
       of a supplement to the call to Meeting including
       one or more items in the agenda. This right
       must be exercised by means of verifiable notice
       that must be received at the registered office
       within five (5) days of the publication of
       the call to Meeting. The supplement to the
       call shall be published at least fifteen (15)
       days in advance of the date set for the Meeting.
       Not later than the day of publication or, in
       any case, the next business day, the Company
       shall send the supplement to the call to Meeting
       to the National Securities Market Commission.
       Such supplement shall also be accessible on
       the Bank s website.

7.B    Article 6 of the Bank s Regulations for the               Mgmt          For                            For
       General Shareholders  Meeting is amended through
       the insertion of a second paragraph in Section
       1 thereof, such that the new text of the provision
       reads as follows:  Article 6. Information Available
       as of the Date of the Call to Meeting 1. In
       addition to what is required by provisions
       of Law or the By-Laws, beginning on the date
       of the publication of the call to the General
       Shareholders  Meeting, the Company shall publish
       on its website the text of all resolutions
       proposed by the Board of Directors with respect
       to the agenda items, unless the proposals are
       not required by Law or the By-Laws to be made
       available to the shareholders as of the date
       of the call to Meeting and the Board of Directors
       deems that there are justified grounds for
       not doing so. Furthermore, when there is a
       supplement to the call to meeting, the Company
       shall, starting on the date of publication
       thereof, also publish on its website the text
       of the proposals to which such supplement refers
       and which have been provided to the Company.
       2. Without prejudice to the provisions of other
       paragraphs of these Regulations and the requirements
       of any legal provisions, beginning on the date
       of the announcement of the call to Meeting,
       such information as is deemed appropriate to
       facilitate the attendance of the shareholders
       at the General Shareholders  Meeting and their
       participation therein shall also be contained
       in the Company s website, including: (i) A
       form of attendance card and, if appropriate,
       all other documents that must be used to grant
       proxies, with an indication of the procedure
       to obtain the pertinent originals. (ii) Information
       on where the Meeting will be held, describing,
       if appropriate, how to gain access to the room.
       (iii) Description of the mechanisms that may
       be used for granting proxies and distance voting;
       (iv) Information, if appropriate, on systems
       or procedures to facilitate listening in on
       the meeting, such as means for simultaneous
       interpretation, broadcast using audiovisual
       media, information in other languages, etc.

7.C    The first paragraph of Article 8 of the Bank              Mgmt          For                            For
       s Regulations for the General Shareholders
       Meeting is amended, with the other paragraphs
       remaining unchanged, such that the new text
       of such Article 8 reads as follows:  Article
       8. Proxies Without prejudice to the provisions
       of the By-Laws, the right to attend the General
       Shareholders  Meeting may be delegated to any
       individual or legal person. Individual shareholders
       not enjoying full rights under civil law, and
       legal entities holding shares, may be represented
       by legal representatives who have been duly
       verified.  In such cases, as well as in the
       event a shareholder delegates his right to
       attend, no shareholder may have more than one
       representative at the Shareholders  Meeting.
       Proxy representation conferred upon one who
       is legally ineligible to hold such proxy shall
       be null and void.  A proxy is always revocable.
       Attendance at the Shareholders  Meeting, whether
       physically or by casting a distance vote, shall
       be equivalent to the revocation of such proxy,
       regardless of the date thereof. A proxy shall
       also be rendered void by any transfer of shares
       of which the Company becomes aware. In cases
       where the directors of the Company make a public
       solicitation for proxies, the rules contained
       in the Companies Law, the Securities Market
       Law and rules and regulations further elaborating
       upon the provisions thereof shall apply. In
       particular, the document evidencing the proxy
       must contain or attach the agenda, as well
       as the solicitation of instructions for the
       exercise of voting rights and the way in which
       the proxy-holder will vote in the event that
       specific instructions are not given, subject
       in all cases to the provisions of Law. The
       delegation may also include those matters that
       the law allows to be dealt with at the General
       Shareholders  Meeting even when not provided
       for in the agenda. If the delegation does not
       include them, it shall be understood that the
       shareholder represented instructs his representative
       to abstain from voting on those items. Without
       prejudice to the provisions of Article 108
       of the Companies Law, proxies shall be conferred
       pursuant to the provisions of Article 106.2
       thereof. When a proxy is granted by remote
       means of communication, it shall only be deemed
       valid if the grant is made: a) by hand-delivery
       or postal correspondence, sending the Company
       the duly signed attendance card and proxy,
       or by other written means that, in the judgment
       of the Board of Directors recorded in a resolution
       adopted for such purpose, allows for due confirmation
       of the identity of the shareholder granting
       the proxy and of the representative being appointed,
       or b) by electronic correspondence or communication
       with the Company, including an electronic copy
       of the attendance card and the proxy; such
       electronic copy shall specify the representation
       being granted and the identity of the party
       represented, and shall include the digital
       signature or other form of identification of
       the shareholder being represented, in accordance
       with the conditions set by the Board of Directors
       recorded in a resolution adopted for such purpose,
       to ensure that this system of representation
       includes adequate assurances regarding authenticity
       and the identity of the shareholder represented.
       In order to be valid, a proxy granted by any
       of the foregoing means of remote communication
       must be received by the Company before midnight
       of the third day prior to the date the Shareholders
       Meeting is to be held on first call.  In the
       resolution approving the call to the Shareholders
       Meeting in question, the Board of Directors
       may reduce the required notice period, disseminating
       this information in the same manner as it disseminates
       the announcement of the call to Meeting. Pursuant
       to the provisions of Article 24.4 of the By-Laws
       and 20.4 of these Regulations, the Board may
       also expand upon the foregoing provisions regarding
       proxies granted by remote means of communication.

8.     To rescind and nullify Resolution 6.II) of the            Mgmt          Against                        Against
       shareholders acting at the Ordinary General
       Shareholders  Meeting of June 18, 2005 and
       to delegate to the Board of Directors, pursuant
       to the provisions of Section 153.1.a) of the
       Companies Law, the broadest powers to do the
       following within one year from the date of
       this General Shareholders  Meeting: set the
       date and terms, in all matters not provided
       for by the shareholders themselves acting at
       the General Shareholders  Meeting, for a capital
       increase approved at this General Shareholders
       Meeting, in the amount of Three Hundred Seventy-Five
       Million Euros. In exercising these delegated
       powers, the Board of Directors shall (by way
       of example and not limitation) determine if
       the capital increase shall be carried out by
       issuing new shares - with or without a premium
       and with or without voting rights - or by increasing
       the par value of existing shares, through new
       cash contributions or by charging the increase
       to freely available reserves, or some combination
       of the two methods; determine the deadline
       for exercising pre-emptive subscription rights
       or for gratuitous assignment in the event of
       the issuance of new shares; freely offer the
       shares not subscribed by such deadline; establish
       that, in the event the issue is not fully subscribed,
       the capital will be increased only by the amount
       of the actual subscriptions; and reword the
       Article of the Company s Bylaws pertaining
       to share capital. If the Board of Directors
       has not exercised the powers delegated to it
       within the period provided by the shareholders
       acting at the Shareholders  Meeting for carrying
       out this resolution, such powers shall become
       void once the deadline has passed; The Board
       of Directors is also authorized to delegate
       to the Executive Committee the delegable powers
       granted pursuant to this resolution

9.     To empower the Board of Directors, pursuant               Mgmt          For                            For
       to the general rules for the issuance of debentures
       and pursuant to the provisions of Article 319
       of the Regulations of the Commercial Registry,
       to issue in one or several tranches up to the
       sum of Thirty-Five Billion Euros or the equivalent
       thereof in another currency, in fixed income
       securities, in any of the forms permitted by
       law, including bonds, certificates, notes,
       and debentures, including such subordinated
       obligations as are set forth in subsection
       1 of Section 7 of Law 13 of May 25, 1985 and
       Section 20.1 of Royal Decree 1343 of November
       6, 1992.  These securities may be unsecured
       or carry guarantees of any kind, including
       mortgage backing. They may be represented by
       certificates or may be book entry securities.
       The securities issued under this authorization
       shall be numbered consecutively for each issue,
       beginning with the number 1 (ONE). Each issue
       shall constitute a single series. The securities
       may be fully or partially exchangeable for
       existing shares in the issuing Company itself
       or for shares in other Entities. If they are
       exchangeable, such exchange may be voluntary
       or mandatory. If voluntary, such exchange may
       be at the option of the holder of the securities
       or of the issuer. They may also include an
       option to buy such shares. The securities may
       be issued in Spanish territory or abroad, under
       Spanish or foreign law. They may be denominated
       in Spanish or foreign currency, notwithstanding
       that if denominated in foreign currency the
       equivalent thereof in euros shall be stated.
       The Board of Directors is empowered to freely
       determine all other terms of the issue(s),
       as well as whether each issue is perpetual
       or amortizable. If amortizable, it may determine
       the amortization schedule, all within the limits
       set by law. Furthermore, in general, it may
       execute without any limitation whatsoever any
       public or private instruments required or that
       the Board may deem advisable in order to carry
       out this resolution. It may also, as appropriate,
       designate the Statutory Auditor and approve
       the basic rules that shall govern the legal
       relationship between the Bank and the Syndicate
       holding the securities issued. With respect
       to the limit to the delegation, the stated
       amount of Thirty-Five Billion Euros constitutes
       the maximum global limit for the face value
       amount that may be outstanding at any given
       time for notes or similar securities issued
       plus the face value issued for all other securities
       likewise issued under this authorization conferred
       upon the Board of Directors. This power may
       be exercised by the Board of Directors within
       a period of five years from the date the resolution
       is adopted by the shareholders at the Shareholders
       Meeting, after which time any portion thereof
       that has not been exercised shall be cancelled.
       It is stated for the record, as provided by
       Section 111 bis of Law 24 of July 28, 1988
       and the Fourth Additional Provision of Law
       26 of July 29, 1988, that the limitation regarding
       the issuance of debentures set forth in subsection
       1 of Section 282 of the Consolidated Text of
       the Companies Law shall not apply to the Bank.
       To also empower the Board to decide on a case-by-case
       basis the repayment terms for the fixed income
       securities issued under this authorization.
       It may use the withdrawal means referred to
       in subsections a), b), and c) of Section 306
       of the Consolidated text of the Companies Law;
       To also empower the Board of Directors so that
       when it so deems advisable, and subject to
       obtaining the necessary official authorizations
       and, as appropriate, the approval of the pertinent
       Syndicates of Holders of the securities, it
       may modify the conditions for repayment of
       the fixed income securities which have been
       issued and the respective terms thereof and
       the interest rate, if any, accruing for each
       issuance under the foregoing authorization;
       The Board of Directors is authorized to delegate
       to the Executive Committee the powers granted
       under subsections I), II) and III) above

10.    To approve the incentive plan for 185 managers            Mgmt          For                            For
       of Abbey National Plc linked to fulfillment
       of the 2005-2007 objectives, which is structured
       as the delivery of up to a maximum of 3,150,000
       shares of Banco Santander Central Hispano,
       S.A., representing approximately 0.05% of the
       6,254,296,579 shares currently making up its
       share capital. The delivery of the shares,
       without any consideration or restrictions,
       will occur, if appropriate, in 2008, upon verification
       of achievement of the objectives associated
       with the plan, pursuant to the following rules:
       (i) Achieving in fiscal year 2007 an attributable
       net profit of at least 890 million pounds sterling
       and income of at least 2,800 million pounds
       sterling; upon the achievement of both objectives,
       the aforementioned maximum of 3,150,000 shares
       would be delivered; (ii) If, instead of the
       objectives set forth in paragraph (i) above,
       850 million and 2,750 million pounds sterling
       in attributable net profit and income, respectively,
       are achieved in fiscal year 2007, up to 75%
       of the number of shares initially provided,
       i.e., 2,362,500 shares, would be delivered;
       (iii) In the event that amounts between the
       amounts contemplated in paragraphs (i) and
       (ii) above are obtained, a linear matrix progression
       would be applied combining the degree of achievement
       of both objectives, which would entail the
       delivery of between 2,362,501 and 3,149,999
       shares. (iv) If the minimum amount set forth
       in paragraph (ii) above is not attained for
       either of the two objectives, no shares will
       be delivered. The profits and income will be
       measured by the data corresponding to the consolidated
       Abbey subgroup reflected in the consolidated
       accounts of the Santander Group. Without prejudice
       to the provisions of a general nature in the
       following Resolution 11, the Board of Directors
       is authorized, on the broadest terms allowed
       by Law and with the express power of substitution
       to the Executive Committee, to carry out any
       acts necessary or merely appropriate to implement
       the deployment of the incentive plan (including
       measurement of the extent to which the objectives
       have been achieved), and may further develop
       and define, to the extent needed, the rules
       provided for herein. All of the foregoing is
       deemed to be without prejudice to the actions
       of the decision-making bodies of Abbey National
       Plc. already performed or which are performed
       in the future in the exercise of any of the
       powers granted to them within the framework
       established by this resolution of the shareholders
       acting at a Meeting to deploy the plan and
       set, develop and define the rules thereof,
       including, by way of example only, the distribution
       of the shares to the recipients or the establishment
       of rules applicable in the event that one of
       them leaves the Group prior to the deadline
       for achieving the objectives.

11.    To authorize the Board of Directors to interpret,         Mgmt          For                            For
       cure, supplement, carry out and develop the
       foregoing resolutions, including the adaptation
       thereof to verbal or written evaluations of
       the Commercial Registry or any other authorities,
       officials or institutions which are competent
       to do so, as well as to comply with whatsoever
       conditions may be legally required for the
       effectiveness thereof, and particularly to
       delegate to the Executive Committee all or
       a portion of the powers received from the shareholders
       at this General Meeting by virtue of the preceding
       resolutions as well as this resolution; and
       to authorize Mr. Emilio Botin-Sanz de Sautuola
       y Garcia de los Rios, Mr. Alfredo Saenz Abad,
       Mr. Matias Rodriguez Inciarte, Mr. Ignacio
       Benjumea Cabeza de Vaca and Mr. Juan Guitard
       Marin so that any of them, severally, and without
       prejudice to any other existing power to record
       the resolutions in a public instrument, may
       appear before a Notary Public and authorize
       on behalf of the Bank any public instruments
       that may be required or appropriate with respect
       to the resolutions adopted by the shareholders
       at this General Shareholders  Meeting. In addition,
       the foregoing gentlemen are also severally
       empowered to carry out the required filing
       of the Annual  Accounts and other documentation
       with the Commercial Registry

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       17 JUN 2006. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

       PLEASE NOTE THAT THIS IS AN ORDINARY GENERAL              Non-Voting    No vote
       MEETING. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BANK OF AMERICA CORPORATION                                                                 Agenda Number:  932453866
--------------------------------------------------------------------------------------------------------------------------
        Security:  060505104
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2006
          Ticker:  BAC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM BARNET, III                                       Mgmt          For                            For
       FRANK P. BRAMBLE, SR.                                     Mgmt          For                            For
       JOHN T. COLLINS                                           Mgmt          For                            For
       GARY L. COUNTRYMAN                                        Mgmt          For                            For
       TOMMY R. FRANKS                                           Mgmt          For                            For
       PAUL FULTON                                               Mgmt          For                            For
       CHARLES K. GIFFORD                                        Mgmt          For                            For
       W. STEVEN JONES                                           Mgmt          For                            For
       KENNETH D. LEWIS                                          Mgmt          For                            For
       MONICA C. LOZANO                                          Mgmt          For                            For
       WALTER E. MASSEY                                          Mgmt          For                            For
       THOMAS J. MAY                                             Mgmt          For                            For
       PATRICIA E. MITCHELL                                      Mgmt          For                            For
       THOMAS M. RYAN                                            Mgmt          For                            For
       O. TEMPLE SLOAN, JR.                                      Mgmt          For                            For
       MEREDITH R. SPANGLER                                      Mgmt          For                            For
       ROBERT L. TILLMAN                                         Mgmt          For                            For
       JACKIE M. WARD                                            Mgmt          For                            For

02     RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC         Mgmt          For                            For
       ACCOUNTING FIRM FOR 2006.

03     ADOPT AN AMENDMENT TO THE 2003 KEY ASSOCIATE              Mgmt          For                            For
       STOCK PLAN.

04     STOCKHOLDER PROPOSAL- POLITICAL CONTRIBUTIONS             Shr           Against                        For

05     STOCKHOLDER PROPOSAL- MAJORITY VOTING IN DIRECTOR         Shr           For                            Against
       ELECTIONS

06     STOCKHOLDER PROPOSAL- INDEPENDENT BOARD CHAIRMAN          Shr           Against                        For

07     STOCKHOLDER PROPOSAL- EQUAL EMPLOYMENT OPPORTUNITY        Shr           Against                        For
       POLICY




--------------------------------------------------------------------------------------------------------------------------
 BANK OF NOVA SCOTIA                                                                         Agenda Number:  700876482
--------------------------------------------------------------------------------------------------------------------------
        Security:  064149107
    Meeting Type:  AGM
    Meeting Date:  03-Mar-2006
          Ticker:
            ISIN:  CA0641491075
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 286694 DUE TO ADDITION OF RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       Receive the financial statements for the FYE              Non-Voting    No vote
       31 OCT 2005 and the Auditors report on the
       financial statements

A.1    Elect Mr. Ronald A. Brenneman as a Director               Mgmt          For                            For

A.2    Elect Mr. C.J. Chen as a Director                         Mgmt          For                            For

A.3    Elect Mr. N. Ashleigh Everett as a Director               Mgmt          For                            For

A.4    Elect Mr. John C. Kerr as a Director                      Mgmt          For                            For

A.5    Elect Honorable. Michael J.L. Kirby a Director            Mgmt          For                            For

A.6    Elect Mr. Laurent Lemaire as a Director                   Mgmt          For                            For

A.7    Elect Mr. John T. Mayberry as a Director                  Mgmt          For                            For

A.8    Elect Honorable. Barbara J. McDougall as a Director       Mgmt          For                            For

A.9    Elect Ms. Elizabeth Parr-Johnston as a Director           Mgmt          For                            For

A.10   Elect Mr. A.E. Rovzar De La Torre as a Director           Mgmt          For                            For

A.11   Elect Mr. Arthur R.A. Scace as a Director                 Mgmt          For                            For

A.12   Elect Mr. Gerald W. Schwartz as a Director                Mgmt          For                            For

A.13   Elect Mr. Allan C. Shaw as a Director                     Mgmt          For                            For

A.14   Elect Mr. Paul D. Sobey as a Director                     Mgmt          For                            For

A.15   Elect Mr. Barbara S. Thomas as a Director                 Mgmt          For                            For

A.16   Elect Mr. Richard E. Waugh as a Director                  Mgmt          For                            For

B.     Appoint KPMG LLP as the Auditor                           Mgmt          For                            For

C.     PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL:         Shr           Against                        For
       Approve, for the sake of transparency and respect
       of the shareholder s right to information,
       the federal legislator gave shareholders the
       right to examine the financial statements of
       the Bank s subsidiaries  Section 310 (2) ;
       the maintenance by the Bank of numerous subsidiaries
       in tax havens deprives the federal government
       and the provinces of significant revenues so
       taken from the needs of citizens; this situation
       has become a Canada-wide public issue; the
       publication by the Bank of the financial statements
       of its subsidiaries in confetti states will
       enable shareholders to pass judgment on the
       nature of the transactions therein entered
       and eventually express their opinions with
       full knowledge on the Bank s activities in
       showcases of drug-money laundering and tax
       evasion and fraud; the rationale developed
       by the Bank to this day to justify its presence
       in tax havens is mollifying, evasive and not
       very convincing; it must be revised and rebalanced
       with the judgment of shareholders, institutional
       investors and portfolio or pension fund managers,
       concerned with the Bank s interest and the
       interest of those who finance it

D.     PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL:         Shr           Against                        For
       Approve the remuneration of Senior Officers
       and their other employment, departure or retirement
       related conditions have over the last few years
       reached gigantic proportions that scandalize
       an ever-increasing number of shareholders;
       these shareholders are always faced with a
       done deal without being able to evaluate the
       relevancy or the merit of the recommendations
       and decisions of the Board of Directors; this
       is neither fair nor reasonable, and goes against
       the principles of sound corporate governance;
       ultimately, the current practices are offensive
       to shareholders by obliterating their rights
       of review and approval of their Board of Directors
       recommendations; it is time that shareholders
       or their agents stop being left out of and
       exploited at will by the businesses of financial
       institutions they are feeding with their hard
       cash; they are the ones taking the risks and
       not the high-priced executives attending to
       the administration of their businesses

E.     PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL:         Shr           Against                        For
       Approve that all Corporate Officers and Directors
       be untainted by scandalous, unethical behaviour;
       the shareholders therefore recommend that the
       2004 commitment be further affirmed with a
       specific requirement that no one is eligible
       to serve as a Director of the Bank who has
       been implicated in any judicial proceeding
       that results in a finding of unethical activity
       or behaviour; it is not necessary for the individual
       to be personally named in the judicial proceeding
       for this policy to apply; chief executives
       must be held ultimately responsible for their
       Corporation s actions, and bear the burden
       for corporate behaviour that is found to be
       unethical through court proceedings or a judicial
       inquiry; the Shareholders of the Bank of Nova
       Scotia do not want this Bank to make the same
       mistake as Bank of Montreal, which recruited
       Robert Astley as a Director, despite a serious
       scandal that occurred at Clarica Life Insurance
       Company under Mr. Astley s leadership as its
       Chief Executive Officer

       Transact other business                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BANK OF THE PHILIPPINE ISLAND BPI                                                           Agenda Number:  700871999
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0967S169
    Meeting Type:  AGM
    Meeting Date:  06-Apr-2006
          Ticker:
            ISIN:  PHY0967S1694
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the calling of meeting to order                   Mgmt          For                            For

2.     Approve the certification of the notice                   Mgmt          For                            For

3.     Approve the determination and declaration of              Mgmt          For                            For
       quorum

4.     Approve the minutes of the AGM of the stockholders        Mgmt          For                            For
       held on 07 APR 2005

5.     Approve the minutes of the special meeting of             Mgmt          For                            For
       the stockholders held on 11 NOV 2005

6.     Approve the annual report and the bank s statement        Mgmt          For                            For
       of condition as of 31 DEC 2005 incorporated
       in the annual report

7.     Approve and confirm all the acts during the               Mgmt          For                            For
       past year of the Board of Directors, Executive
       Committee, all other Board, Management Committee
       and Officers of BPI

8.     Elect 15 Members of the Board of Directors                Mgmt          For                            For

9.     Elect the External Auditors and to fix their              Mgmt          For                            For
       remuneration

10.    Declare the Stock Dividend                                Mgmt          For                            For

11.    Approve the Directors  bonus                              Mgmt          For                            For

12.    Other matters                                             Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 BAXTER INTERNATIONAL INC.                                                                   Agenda Number:  932455620
--------------------------------------------------------------------------------------------------------------------------
        Security:  071813109
    Meeting Type:  Annual
    Meeting Date:  09-May-2006
          Ticker:  BAX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WALTER E. BOOMER                                          Mgmt          For                            For
       J.R. GAVIN III, MD PHD                                    Mgmt          For                            For
       PETER S. HELLMAN                                          Mgmt          For                            For
       K.J. STORM                                                Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT REGISTERED PUBLIC             Mgmt          For                            For
       ACCOUNTING FIRM

03     PROPOSAL TO AMEND ARTICLE SIXTH OF THE RESTATED           Mgmt          For                            For
       CERTIFICATE OF INCORPORATION ELIMINATING THE
       CLASSIFIED STRUCTURE OF THE BOARD OF DIRECTORS

04     PROPOSAL TO AMEND ARTICLE FIFTH OF THE RESTATED           Mgmt          For                            For
       CERTIFICATE OF INCORPORATION REDUCING THE MINIMUM
       AND MAXIMUM NUMBER OF DIRECTORS

05     PROPOSAL RELATING TO THE REDEMPTION OF THE SHAREHOLDER    Shr           For                            Against
       RIGHTS PLAN




--------------------------------------------------------------------------------------------------------------------------
 BELGACOM SA DE DROIT PUBLIC, BRUXELLES                                                      Agenda Number:  700899632
--------------------------------------------------------------------------------------------------------------------------
        Security:  B10414116
    Meeting Type:  AGM
    Meeting Date:  12-Apr-2006
          Ticker:
            ISIN:  BE0003810273
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action                      *
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No Action                      *
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE

1.     Receive the annual reports of the Managing Board          Non-Voting    No Action                      *
       regarding the annual account and the consolidated
       annual account of 2005

2.     Receive the reports of the Supervisory Board              Non-Voting    No Action                      *
       regarding the annual account and the consolidated
       annual account of 2005

3.     Acknowledge the information received from the             Non-Voting    No Action                      *
       Paritair Committee

4.     Acknowledge the consolidated annual account               Non-Voting    No Action                      *
       as per 31 DEC 2005

5.     Approve the annual account of 2005                        Mgmt          No Action

6.     Grant discharge to the Managing Board                     Mgmt          No Action

7.     Grant discharge to the Supervisory Board                  Mgmt          No Action

8.     Appoint the Revisor who is responsible for the            Mgmt          No Action
       certification of the consolidated annual account
       of the Belgacom Group

9.     Miscellaneous and Questions                               Non-Voting    No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 BELLSOUTH CORPORATION                                                                       Agenda Number:  932450632
--------------------------------------------------------------------------------------------------------------------------
        Security:  079860102
    Meeting Type:  Annual
    Meeting Date:  24-Apr-2006
          Ticker:  BLS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       F.D. ACKERMAN                                             Mgmt          For                            For
       R.V. ANDERSON                                             Mgmt          For                            For
       J.H. BLANCHARD                                            Mgmt          For                            For
       J.H. BROWN                                                Mgmt          For                            For
       A.M. CODINA                                               Mgmt          For                            For
       M.L. FEIDLER                                              Mgmt          For                            For
       K.F. FELDSTEIN                                            Mgmt          For                            For
       J.P. KELLY                                                Mgmt          For                            For
       L.F. MULLIN                                               Mgmt          For                            For
       R.B. SMITH                                                Mgmt          For                            For
       W.S. STAVROPOULOS                                         Mgmt          For                            For

02     RATIFY THE APPOINTMENT OF THE INDEPENDENT REGISTERED      Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM

03     SHAREHOLDER PROPOSAL RE: DISCLOSURE OF POLITICAL          Shr           Against                        For
       CONTRIBUTIONS




--------------------------------------------------------------------------------------------------------------------------
 BNP PARIBAS, PARIS                                                                          Agenda Number:  700922203
--------------------------------------------------------------------------------------------------------------------------
        Security:  F1058Q238
    Meeting Type:  AGM
    Meeting Date:  23-May-2006
          Ticker:
            ISIN:  FR0000131104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

       PLEASE NOTE THAT THE MEETING HELD ON 12 MAY               Non-Voting    No vote
       2006 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 23 MAY 2006. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE 18 MAY 2006. IF YOU HAVE ALREADY SENT
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       Verification Period: Registered Shares: 1 to              Non-Voting    No vote
       5 days prior to the meeting date, depends on
       company s by-laws. Bearer Shares: 6 days prior
       to the meeting date. French Resident Shareowners
       must complete, sign and forward the Proxy Card
       directly to the sub custodian. Please contact
       your Client Service Representative to obtain
       the necessary card, account details and directions.
       The following applies to Non-Resident Shareowners:
       Proxy Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

1.     Receive the reports of the Board of Directors             Mgmt          For                            For
       and the Statutory Auditors and approve the
       consolidated financial statements for the FYE
       31 DEC 2005

2.     Receive the report of the Board of Directors              Mgmt          For                            For
       and the Auditors  general report and approve
       the Company s financial statements and the
       balance sheet for the YE 31 DEC 2005, showing
       net income of EUR 3,423,168,749.54

3.     Receive the result for the FY be appropriated             Mgmt          For                            For
       as follows: net earnings for the FY: EUR 3,423,168,749.54, retained earnings: EUR 8,690,141,972.17, total:
       EUR 12,113,310,721.71, to the special investment
       reserve: EUR 54,646,169.00, dividend: EUR 2,183,005,487.00 retained earnings: EUR 9,875,659,065.71 total:
       EUR 12,113,310,721.71, the shareholders will
       receive a net dividend of EUR 2.60 per share
       of a par value of EUR 2.00, and will entitle
       to the allowance provided by the French General
       Tax Code; authorize the Board of Directors
       to register the fraction of the dividend on
       shares held by BNP Paribas in the retained
       earnings account; this dividend will be paid
       by cash as from 31 MAY 2006 as required by
       Law

4.     Receive the special report of the Auditors on             Mgmt          For                            For
       Agreements Governed by Article L.225-38 of
       the French Commercial Code and approve the
       said report and the Agreements referred to
       therein

5.     Authorize the Board of Directors to buy back              Mgmt          For                            For
       the Company s shares on the open market, subject
       to the conditions described below: maximum
       purchase price: EUR 100.00, maximum number
       of shares to be acquired: 10% of the share
       capital, i.e. 84,033,110 shares, maximum funds
       invested in the share buybacks: EUR 8,403,311,000.00;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities;  Authority expires for a period
       of 18 months

6.     Appoint Mrs. Laurence Parisot as a Director               Mgmt          For                            For
       for a 3-year period

7.     Approve to renew the appointment of Mr. Claude            Mgmt          For                            For
       Bebear as a Director for a 3 year period

8.     Approve to renew the appointment of Mr. Jean-Louis        Mgmt          For                            For
       beffa as a Director for a 3 year period

9.     Approve to renew the appointment of Mr. Alain             Mgmt          For                            For
       Joly as a Director for a 3 year period

10.    Approve to renew the appointment of Mr. Denis             Mgmt          For                            For
       Kessler as a Director for a 3 year period

11.    Approve to renew the appointment of Mr. Michel            Mgmt          For                            For
       Pebereau as a Director for a 3 year period

12.    Appoint Deloitteet Associes as the Statutory              Mgmt          For                            For
       Auditor, to replace Barbier Frinault Et Autres,
       Societebeas as a Deputy Auditor to replace
       Richard Olivier, for a 6 year period

13.    Approve to renew the appointment the Statutory            Mgmt          For                            For
       Auditor of Mazarset Guerard, and Michel Barbet
       Massin as a Deputy Auditor for a 6 year period

14.    Approve to renew the appointment of PricewaterhouseCoopersMgmt          For                            For
       Audit as the Statutory Auditor and Pierrecoll
       as the Deputy Auditor for a 6 year period

15.    Grant full powers to the bearer of an original,           Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carryout all filings, publications and other
       formalities prescribed by Law

16.    Authorize the Board of Directors to increase              Mgmt          For                            For
       the capital, on 1 or more occasions, in France
       or Abroad, by a maximum nominal amount of EUR
       1,000,000,000.00, by issuance, with preferred
       subscription rights maintained, of ordinary
       shares and securities giving access to the
       capital; the maximum nominal amount of debt
       securities which may be issued shall not exceed
       EUR 10,000,000,000.00; Authority expires for
       a period of 26 months ; this delegation of
       powers cancels and replaces the unused portion
       of any earlier delegations to the same effect;
       authorize the Board of Directors to take all
       measures and accomplish all necessary formalities

17.    Authorize the Board of Directors to increase              Mgmt          Against                        Against
       the capital, on 1 or more occasions, in France
       or abroad, by a maximum nominal amount of EUR
       320,000,000.00, by issuance, without preferred
       subscription rights, of ordinary shares and
       securities giving access to the capital; the
       maximum nominal amount of debt securities which
       may be issued shall not exceed EUR 7,000,000,000.00;
       Authority expires for a period of 26 months
       ; this delegation of powers cancels and replaces
       the unused portion of any earlier delegations
       to the same effect; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

18.    Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital in 1 or more occasions, up
       to 10% of the share capital, in consideration
       for the contributions in kind, granted to the
       Company, of unquoted capital securities or
       securities giving access to share capital;
       the maximum amount of capital increase to be
       carried out under this delegation of authority
       shall count against the nominal ceiling of
       EUR 320,000,000.00 concerning the capital increases
       without preferred subscription rights authorized
       by Resolution Number. 17;  Authority expires
       for a period of 26 months ; Authorize the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

19.    Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, in 1 or more occasions,
       to a maximum nominal amount of EUR 1,000,000,000.00,
       by way of capitalizing all or part of there
       serves, profits or add paid in capital, by
       issuing bonus shares or raising the par value
       of existing shares, or by a combination of
       these methods; this delegation of powers cancels
       and replaces the unused portion of any earlier
       delegations to the same effect;  Authority
       expires for a period of 26 months ; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

20.    Approve the maximum nominal amount pertaining             Mgmt          For                            For
       to the capital increases to be carried out
       with the use of the authorizations given by
       Resolutions Number 16, 17 and 19 shall not
       exceed EUR 1,000,000,000.00, the debt securities
       which may be issued with the use of the authorizations
       given by Resolutions Number 16 and 17 shall
       not exceed EUR 10,000,000,000.00

21.    Amend the Resolution Number. 14  authorization            Mgmt          For                            For
       to grant stock options to Corporate Officers
       and certain employees  adopted by the combined
       shareholders  meeting of 18 MAY 2005,  Authority
       expires for a period of 38 months ; the number
       of shares that may be subscribed or purchased
       through the exercise of outstanding option
       may not exceed 3% of the banks issued capital
       as of the date of this meeting; the total number
       of bonus granted by virtue of there Resolution
       Number. 15 of the combined shareholders  meeting
       of 18 MAY 2005 shall count against this ceiling

22.    Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, on 1 or more occasions and
       at its discretion, by way of issuing shares
       in favour of the Members of the Banks Company
       Savings Plan;  Authority expires for a period
       of 26 months ; for a maximum nominal amount
       that shall not exceed EUR 36,000,000.00; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities;
       this authorization cancels and replaces the
       unused portion of any earlier authorizations
       to the same effect

23.    Authorize the Board of Directors to reduce the            Mgmt          For                            For
       share capital, on 1 or more occasions, by cancelling
       all or part of the BNP Paribas shares that
       the Bank currently holds or that it may acquire
       in accordance with the conditions laid down
       by the ordinary shareholders  meeting, up to
       a maximum of 10% of the share capital over
       a 24-month period;  Authority expires for a
       period of 18 months ; it supersedes the authorization
       granted by the shareholders  meeting of 18
       MAY 2005 in its Resolution Number. 16; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

24.    Approve the report of the Board of Directors,             Mgmt          For                            For
       the reports of the Merger and the Merger Agreement
       signed on 27 MAR 2006, the shareholders  meeting
       approves: all the provisions of this merger
       Agreement, pursuant to which Societe Centrale
       D  Investissements contributes to BNP Paribas,
       subject to the fulfilment of the conditions
       precedent provided for in said Agreement, all
       of its assets; with the corresponding taking-over
       of all its liabilities, the valuation of the
       contribution: the assets are valued at EUR
       5,453,471.955.00 and the liabilities at EUR
       157,865,721.00, i.e. a total amount of EUR
       5.295,606,234.00, the consideration for the
       contributions according to an exchange ratio
       of 3 BNP Paribas shares against 1 Societe Centraled
       Investissements share; consequently, subject
       to the fulfilment of the conditions precedent
       provided for in Agreement, the shareholders
       meeting decides to increase the share capital
       by EUR 1,890.00 by the creation of 945 new
       fully paid-up shares of a par value of EUR
       2.00 each, carrying rights to the 2005 dividend
       and to be distributed among the shareholders
       of the acquired Company, according to an exchange
       ratio of 3 BNP Paribas shares against 1 Societe
       Centrale D  Investlssements share; the difference
       between the amount of the net assets contributed
       and the amount of the share capital increase;
       estimated at EUR 48,139.00, form the merger
       premium a merger surplus of EUR 807,534.174.00
       results from this an amount EUR 190.00 will
       be drawn upon the merger premium and allocated
       to the legal reserve and the balance. i.e.
       EUR 47,949.00,will be allocated to the Bank
       balance sheet liabilities in the merger premiums
       account to which the Company s existing and
       new shareholders will hold rights allocation
       of the merger surplus; EUR 167,482,877.00 to
       the result EUR 640,051,297,00 to the merger
       premiums account the shareholders  meeting;
       authorize the Board of Directors, to charge
       the merger operation costs against the merger
       premiums account; consequently to what was
       mentioned, the shareholders  meeting records
       that, subject to the fulfilment of the conditions
       precedent provided for in the merger Agreement,
       that Societe Centrale D  Investissements shall
       be automatically dissolved with out any liquidation;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities

25.    Approve to simplify the terms and conditions              Mgmt          For                            For
       of elections and consequently, decides to amend
       the second Paragraph of Article Number 7 of
       the Bylaws: Directors elected by BNP Paribas
       employees

26.    Grants full powers to the bearer of an original,          Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by Law




--------------------------------------------------------------------------------------------------------------------------
 BORAL LTD NEW                                                                               Agenda Number:  700805546
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q16969109
    Meeting Type:  AGM
    Meeting Date:  21-Oct-2005
          Ticker:
            ISIN:  AU000000BLD2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the financial reports, the Directors              Non-Voting    No vote
       reports and the Auditors  reports for the
       YE 30 JUN 2005

1.     Adopt the remuneration report for the YE 30               Mgmt          For                            For
       JUN 2005

2.     Re-elect Ms. Elizabeth Alexander as a Director,           Mgmt          For                            For
       who retires in accordance with the Company
       s Constitution

3.     Re-elect Mr. Roland Williams as a Director,               Mgmt          For                            For
       who retires in accordance with the Company
       s Constitution




--------------------------------------------------------------------------------------------------------------------------
 BOSTON PROPERTIES, INC.                                                                     Agenda Number:  932465013
--------------------------------------------------------------------------------------------------------------------------
        Security:  101121101
    Meeting Type:  Annual
    Meeting Date:  03-May-2006
          Ticker:  BXP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM M. DALEY                                          Mgmt          For                            For
       EDWARD H. LINDE                                           Mgmt          For                            For
       DAVID A. TWARDOCK                                         Mgmt          For                            For

02     TO CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL           Shr           For                            Against
       CONCERNING THE ANNUAL ELECTION OF DIRECTORS,
       IF PROPERLY PRESENTED AT THE ANNUAL MEETING.

03     TO CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL           Shr           Against                        For
       CONCERNING EXECUTIVE COMPENSATION, IF PROPERLY
       PRESENTED AT THE ANNUAL MEETING.




--------------------------------------------------------------------------------------------------------------------------
 BRANDYWINE REALTY TRUST                                                                     Agenda Number:  932471977
--------------------------------------------------------------------------------------------------------------------------
        Security:  105368203
    Meeting Type:  Annual
    Meeting Date:  02-May-2006
          Ticker:  BDN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WALTER D'ALESSIO                                          Mgmt          For                            For
       D. PIKE ALOIAN                                            Mgmt          For                            For
       THOMAS F. AUGUST                                          Mgmt          For                            For
       DONALD E. AXINN                                           Mgmt          For                            For
       WYCHE FOWLER                                              Mgmt          For                            For
       MICHAEL J. JOYCE                                          Mgmt          For                            For
       ANTHONY A. NICHOLS SR.                                    Mgmt          For                            For
       MICHAEL V. PRENTISS                                       Mgmt          For                            For
       CHARLES P. PIZZI                                          Mgmt          For                            For
       GERARD H. SWEENEY                                         Mgmt          For                            For

02     RATIFICATION OF THE AUDIT COMMITTEE S APPOINTMENT         Mgmt          For                            For
       OF PRICEWATERHOUSECOOPERS, LLP AS INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM.




--------------------------------------------------------------------------------------------------------------------------
 BRISTOL-MYERS SQUIBB COMPANY                                                                Agenda Number:  932457206
--------------------------------------------------------------------------------------------------------------------------
        Security:  110122108
    Meeting Type:  Annual
    Meeting Date:  02-May-2006
          Ticker:  BMY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       R.E. ALLEN                                                Mgmt          For                            For
       L.B. CAMPBELL                                             Mgmt          For                            For
       V.D. COFFMAN                                              Mgmt          For                            For
       J.M. CORNELIUS                                            Mgmt          For                            For
       P.R. DOLAN                                                Mgmt          For                            For
       L.J. FREEH                                                Mgmt          For                            For
       L.H. GLIMCHER, M.D.                                       Mgmt          For                            For
       L. JOHANSSON                                              Mgmt          For                            For
       J.D. ROBINSON III                                         Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT REGISTERED PUBLIC             Mgmt          For                            For
       ACCOUNTING FIRM

03     EXECUTIVE COMPENSATION DISCLOSURE                         Shr           Against                        For

04     CUMULATIVE VOTING                                         Shr           For                            Against

05     RECOUPMENT                                                Shr           For                            Against

06     ANIMAL TREATMENT                                          Shr           Against                        For

07     TERM LIMITS                                               Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 BRITISH SKY BROADCASTING GROUP PLC                                                          Agenda Number:  700816157
--------------------------------------------------------------------------------------------------------------------------
        Security:  G15632105
    Meeting Type:  AGM
    Meeting Date:  04-Nov-2005
          Ticker:
            ISIN:  GB0001411924
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the financial statements for            Mgmt          For                            For
       the YE 30 JUN 2005, together with the report
       of the Directors and the Auditors thereon

2.     Declare a final dividend                                  Mgmt          For                            For

3.     Re-appoint Mr. David Evans as a Director                  Mgmt          For                            For

4.     Re-appoint Mr. Allan Leighton as a Director               Mgmt          For                            For

5.     Re-appoint Mr. Lord Wilson of Dinton as a Director        Mgmt          For                            For

6.     Re-appoint Mr. Rupert Murdoch as a Director               Mgmt          For                            For

7.     Re-appoint Mr. David Devoe as a Director                  Mgmt          For                            For

8.     Re-appoint Mr. Arthur Siskind as a Director               Mgmt          For                            For

9.     Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            For
       and authorize the Directors to agree their
       remuneration

10.    Receive the report of Directors  remuneration             Mgmt          For                            For
       for the YE 30 JUN 2005

11.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347C of the Companies Act 1985 as amended
       the Act , to make donations to EU political
       organization as defined in Section 347A of
       the Act, not exceeding GBP 100,000 in total
       and to incur EU political expenditure up to
       a maximum aggregate amount of GBP100,000 in
       total;  Authority expires at the conclusion
       of the next AGM of the Company to be held in
       2006 or on 31 DEC 2006  provided that the authorized
       sum referred above be comprised of one or more
       amounts in different currencies which for the
       purposes of calculating the said sum, shall
       be converted into pounds sterling at the exchange
       rate published in the London edition of the
       Financial Times of the day on which the relevant
       donation is made or expenditure incurred  or
       the first business day thereafter  or, if earlier,
       on the day in which the Company enters into
       any contract or undertaking in relation to
       the same

12.    Authorize the Directors, pursuant to and in               Mgmt          For                            For
       accordance with Section 80 of the Companies
       Act 1985 as amended  the Act , to allot relevant
       securities up to an aggregate nominal amount
       of GBP 304,000,000  approximately 33% of the
       nominal issued ordinary share capital ;  Authority
       expires at the conclusion of the next AGM of
       the Company ; and the Directors may allot relevant
       securities after the expiry of this authority
       in pursuance of such an offer or agreement
       made prior to such expiry

s.13   Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Resolution 12 and pursuant to Section 95
       of the Companies Act 1985 as amended  the Act
       , to allot equity securities for cash pursuant
       to the authority conferred by Resolution 12,
       disapplying the statutory pre-emption rights
       Section 89(1) , provided that this power is
       limited to the allotment of equity securities
       a) in connection with a rights issue; and b)
       up to an aggregate nominal amount of GBP 46,000,000
       5% of the nominal issued ordinary share capital
       ; and, authorize the Directors to make offers
       or which would or might require equity securities
       to be allotted after such period

s.14   Authorize the Company, subject to the passing             Mgmt          For                            For
       of Resolution 15 setout in the AGM of the Company
       dated 26 SEP 2005,  to make market purchases
       Section 163(3) of the Companies ordinary shares
       of up to 92,000,000 ordinary shares, at a
       minimum price of 50 pence and not more than
       the amount equal to the average of the middle
       market quotations for an ordinary share from
       the London Stock Exchange Daily Official List,
       over the previous 5 business days immediately
       preceding the day on which the ordinary share
       to be purchased;  Authority expires at the
       end of 12 months

15.    Authorize the Company to make market purchases            Mgmt          For                            For
       of up to 5% of ordinary shares for the purposes
       of the dispensation provisions under City Code
       on Takeovers and Mergers, to permit the holding
       of ordinary News UK Nominees Limited and any
       persons who derive their interest capital of
       the Company through their direct or indirect
       holding in News UK Limited to increase up to
       a maximum holding of 39.14% of the ordinary
       shares

s.16   Amend Article 159 of the Articles of Association          Mgmt          For                            For
       of the Company as specified and insert the
       new Article as specified

S.17   Amend:  the Memorandum of Association of the              Mgmt          For                            For
       Company by deleting the existing paragraph
       (3) and (6) of Clause A(A) and substitute with
       a new paragraphs as specified; the Articles
       of Association of the Company by amending Article
       1(1); and by deleting the exisiting definitions
       in Article 1(1) and substitute with new definitions




--------------------------------------------------------------------------------------------------------------------------
 BT GROUP PLC                                                                                Agenda Number:  700739937
--------------------------------------------------------------------------------------------------------------------------
        Security:  G16612106
    Meeting Type:  AGM
    Meeting Date:  13-Jul-2005
          Ticker:
            ISIN:  GB0030913577
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the Statutory        Mgmt          For                            For
       reports

2.     Approve the remuneration report                           Mgmt          For                            For

3.     Approve the final dividend of 6.5 pence per               Mgmt          For                            For
       ordinary share

4.     Re-elect Mr. Ben Verwaayen as a Director                  Mgmt          For                            For

5.     Re-elect Dr. Paul Reynolds as a Director                  Mgmt          For                            For

6.     Re-elect Mr. Carl Symon as a Director                     Mgmt          For                            For

7.     Re-elect Mr. Baroness Jay as a Director                   Mgmt          For                            For

8.     Elect Mr. Hanif Lalani as a Director                      Mgmt          For                            For

9.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company

10.    Authorize the Board to fix remuneration of the            Mgmt          For                            For
       Auditors

11.    Grant authority to issue of equity or equity-linked       Mgmt          For                            For
       securities with pre-emptive rights up to aggregate
       nominal amount of GBP 140,000,000

S.12   Grant authority to issue of equity or equity-linked       Mgmt          For                            For
       securities without pre-emptive rights up to
       aggregate nominal amount of GBP 21,800,000

S.13   Grant authority to make market purchase of 850,000,000    Mgmt          For                            For
       ordinary shares

14.    Amend the BT Group Retention Share Plan and               Mgmt          For                            For
       the BT Group Deferred Bonus Plan

15.    Authorize British Telecommunication PLC to make           Mgmt          For                            For
       EU Political Organization donation up to GBP
       100,000




--------------------------------------------------------------------------------------------------------------------------
 CAPITAMALL TRUST                                                                            Agenda Number:  700807033
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1100L160
    Meeting Type:  EGM
    Meeting Date:  06-Oct-2005
          Ticker:
            ISIN:  SG1M51904654
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the acquisition of Parco Bugis Junction,          Mgmt          For                            For
       the retail component within the integrated
       mixed development of Bugis junction located
       at 200 Victoria street, Singapore 188021, as
       well as the plant and equipment located at
       the property and certain fixed assets  together,
       the Target Property , by CMT from BCH Retail
       Investment Pte Ltd  the Vendor  for an aggregate
       consideration of SGD 580.8 million  the Parco
       Acquisition , on the terms and conditions set
       out in the sale and purchase agreement dated
       22 JUL 2005 made between HSBC Institutional
       Trust Services  Singapore  Limited, as trustee
       of CMT  the Trustee , and the Vendor, and for
       payment of all fees and expenses relating to
       the Parco Acquisition  as described in the
       circular dated 16 SEP 2005  the Circular  issued
       by CapitaMall Trust Management Limited, as
       the Manager of CMT  the Manager , to holders
       of units in CMT  the Unitholders ; and authorise
       the Manager, any Director of the Manager and
       the Trustee to complete and do all such acts
       and things  including executing all such documents
       as may be required  as the Manager, such Director
       of the Manager or, as the case may be, the
       Trustee may consider expedient or necessary
       or in the interests of CMT to give effect to
       the Parco acquisition

E.2    Approve, subject to and contingent upon the               Mgmt          For                            For
       passing of Resolution 1, the issue of new units
       in CMT  New Units  so as to raise gross proceeds
       arising from the issue of up to 172,700,000
       New Units; or SGD 406.0 million in gross proceeds,
       whichever is higher  the Equity Fund Raising
       and to make the Cumulative Distribution  as
       defined in the Circular ; and authorize severally,
       the Manager, any Director of the Manager and
       the Trustee to complete and do all such acts
       and things  including executing all such documents
       as may be required  as the Manager, such Director
       of the Manager or, as the case may be, the
       Trustee may consider expedient or necessary
       or in the interests of CMT to give effect to
       the equity fund raising

E.3    Approve to supplement Clauses 1(A), 16 and 23(A)          Mgmt          For                            For
       of the trust deed constituting CMT dated 29
       OCT 2001  as amended  with the SPV Supplement;
       and authorize the Manager, any Director of
       the Manager and the Trustee to complete and
       do all such acts and things  including executing
       all such documents as may be required  as the
       Manager, such director of the Manager or, as
       the case may be, the Trustee may consider expedient
       or necessary or in the interests of CMT to
       give effect to the SPV Supplement




--------------------------------------------------------------------------------------------------------------------------
 CATHAY FINANCIAL HOLDING COMPANY LTD                                                        Agenda Number:  700955567
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y11654103
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  TW0002882008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 295680 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the report on business operating results          Mgmt          For                            For
       of 2005

1.2    Approve to rectify the financial statements               Mgmt          For                            For
       of 2005 by the Company Supervisors

1.3    Approve the related enactment publication report          Mgmt          For                            For
       to the same person or the same affiliate which
       attempt to hold over 10% of total outstanding
       with voting right

2.1    Approve the business reports and financial statements     Mgmt          For                            For
       of 2005

2.2    Approve the distribution of profits of 2005-              Mgmt          For                            For
       cash dividend TWD 1.5 per share, stock dividend
       50 shares per 1000 shares from retained earnings
       subject to 20% withholding tax

3.1    Approve the capitalization of 2005 dividend               Mgmt          Abstain                        Against

3.2    Amend the Articles of Incorporation                       Mgmt          For                            For

3.3    Approve to amend the rules of re-election of              Mgmt          Abstain                        Against
       the Company Directors and the Supervisors

3.4    Approve to amend the procedures of acquisition            Mgmt          For                            For
       or disposal of substantial assets

3.5    Approve the share swap with the subsidiary                Mgmt          For                            For

4.     Other proposals and extraordinary motions                 Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD                                                     Agenda Number:  700847479
--------------------------------------------------------------------------------------------------------------------------
        Security:  G2098R102
    Meeting Type:  SGM
    Meeting Date:  13-Dec-2005
          Ticker:
            ISIN:  BMG2098R1025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Disposals  as specified  on the               Mgmt          For                            For
       terms and subject to the conditions of the
       Implementation Deed  as specified ; and authorize
       any 2 Directors of the Company or any 2 persons
       as authorized by the Board of Directors of
       the Company to execute all such documents and
       if necessary apply the common seal of the Company
       thereto and to do all such acts, matters and
       things as they may in their discretion consider
       necessary or desirable on behalf of the Company
       for the purpose of implementing and otherwise
       in connection with, the Disposals or the implementation,
       exercise or enforcement of any of the rights,
       and performance of any of the obligations,
       under the Implementation Deed including doing
       all such acts and executing all such acts executing
       such documents as may be necessary in connection
       therewith and agreeing any modifications, amendments,
       waivers, variations or extensions of the Implementation
       Deed as they may deem fit

2.     Approve, subject to the approval of the HEH               Mgmt          For                            For
       Independent Shareholders at the HEH EGM as
       specified, on the terms and subject to the
       conditions of the Acquisition Agreement, as
       specified; and authorize any 2 Directors of
       the Company or any 2 persons as authorized
       by the Board of Directors of the Company to
       execute all such documents and if necessary
       apply the common seal of the Company thereto
       and do all such acts, matters and things as
       they may in their discretion consider necessary
       or desirable on behalf of the Company for the
       purpose of implementing and otherwise in connection
       with, the Acquisition or the implementation,
       exercise or enforcement of any of the rights,
       and performance of any of the obligations,
       under the Acquisition Agreement including doing
       all such acts and executing all such acts executing
       such documents as may be necessary in connection
       therewith and agreeing any modifications, amendments,
       waivers, variations or extensions of the Acquisition
       Agreement as they may deem fit




--------------------------------------------------------------------------------------------------------------------------
 CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD                                                     Agenda Number:  700935503
--------------------------------------------------------------------------------------------------------------------------
        Security:  G2098R102
    Meeting Type:  AGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  BMG2098R1025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements and              Mgmt          For                            For
       the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Declare a final dividend                                  Mgmt          For                            For

3.1    Elect Mr. Fok Kin Ning, Canning as a Director             Mgmt          For                            For

3.2    Elect Mr. Kwan Bing Sing, Eric as a Director              Mgmt          For                            For

3.3    Elect Mr. Tso Kai Sum as a Director                       Mgmt          For                            For

3.4    Elect Mr. Cheong Ying Chew, Henry as a Director           Mgmt          For                            For

3.5    Elect Mr. Barrie Cook as a Director                       Mgmt          For                            For

4.     Appoint Messrs. Deloitte Touche Tohmatsu as               Mgmt          For                            For
       the Auditors and authorize the Directors to
       fix their remuneration

5.1    Authorize the Directors to issue and dispose              Mgmt          For                            For
       of additional shares not exceeding 20% of the
       existing issued share capital of the Company
       at the date of the resolution until the next
       AGM  Relevant Period , such mandate to include
       the granting of offers or options  including
       bonds and debentures convertible into shares
       of the Company  which might be exercisable
       or convertible during or after the relevant
       period

5.2    Authorize the Directors to repurchase shares              Mgmt          For                            For
       of HKD 1.00 in the capital of the Company during
       the relevant period, subject to and in accordance
       with all applicable laws and requirements of
       the Rules Governing the Listing of Securities
       on The Stock Exchange of Hong Kong Limited
       or any other stock exchange as amended from
       time to time, not exceeding 10% of the aggregate
       nominal amount of the issued share capital
       of the Company ;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM is to be held by Law

5.3    Authorize the Directors to allot issue and deal           Mgmt          For                            For
       with additional shares pursuant to ordinary
       Resolution No. 5.1 by the addition thereto
       of an amount representing the aggregate nominal
       amount of the share capital of the Company
       repurchased by the Company under the authority
       granted pursuant to ordinary Resolution No.
       5.2, provided that such amount shall not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company at the
       date of the said resolution




--------------------------------------------------------------------------------------------------------------------------
 CHEVRON CORPORATION                                                                         Agenda Number:  932454399
--------------------------------------------------------------------------------------------------------------------------
        Security:  166764100
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2006
          Ticker:  CVX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       S.H. ARMACOST                                             Mgmt          For                            For
       L.F. DEILY                                                Mgmt          For                            For
       R.E. DENHAM                                               Mgmt          For                            For
       R.J. EATON                                                Mgmt          For                            For
       S. GINN                                                   Mgmt          For                            For
       F.G. JENIFER                                              Mgmt          For                            For
       S. NUNN                                                   Mgmt          For                            For
       D.J. O'REILLY                                             Mgmt          For                            For
       D.B. RICE                                                 Mgmt          For                            For
       P.J. ROBERTSON                                            Mgmt          For                            For
       C.R. SHOEMATE                                             Mgmt          For                            For
       R.D. SUGAR                                                Mgmt          For                            For
       C. WARE                                                   Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT REGISTERED PUBLIC             Mgmt          For                            For
       ACCOUNTING FIRM

03     AMEND COMPANY BY-LAWS TO INCLUDE PROPONENT REIMBURSEMENT  Shr           Against                        For

04     REPORT ON OIL & GAS DRILLING IN PROTECTED AREAS           Shr           Against                        For

05     REPORT ON POLITICAL CONTRIBUTIONS                         Shr           Against                        For

06     ADOPT AN ANIMAL WELFARE POLICY                            Shr           Against                        For

07     REPORT ON HUMAN RIGHTS                                    Shr           Against                        For

08     REPORT ON ECUADOR                                         Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 CHINA STEEL CORP                                                                            Agenda Number:  700904623
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15041109
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2006
          Ticker:
            ISIN:  TW0002002003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Receive the 2005 business operations report               Mgmt          For                            For

1.2    Receive the Supervisor s review of the finalized          Mgmt          For                            For
       financial statements of 2005

1.3    Approve the status of endorsement and guarantee           Mgmt          For                            For

1.4    Approve to report the status of the repurchase            Mgmt          For                            For
       of the Company s own shares

1.5    Receive the report on the criteria of ethical             Mgmt          For                            For
       behavior for the Directors and the Supervisors
       and the criteria of ethical behavior for high
       ranking Officers

2.1    Approve the 2005 business report and the financial        Mgmt          For                            For
       statements

2.2    Approve the 2005 profit distribution; cash dividend:      Mgmt          For                            For
       TWD 3.75 per share

2.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings; stock dividend: 35 shares for 1000
       shares held

2.4    Amend the Articles of Incorporation                       Mgmt          Abstain                        Against

2.5    Amend the rules of the shareholders meeting               Mgmt          Abstain                        Against

2.6    Approve to release the prohibition on the Director,       Mgmt          Abstain                        Against
       Mr. Y.C. Chiang, from participation in competitive
       business

2.7    Approve to release the prohibition on the Director,       Mgmt          Abstain                        Against
       Mr. L.M. Chung, from participation in competitive
       business

3.     Extraordinary motions                                     Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 CHINATRUST FINANCIAL HOLDINGS COMPANY LTD                                                   Agenda Number:  700825524
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15093100
    Meeting Type:  EGM
    Meeting Date:  08-Dec-2005
          Ticker:
            ISIN:  TW0002891009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Approve to issue preferred B shares of TWD 20             Mgmt          For                            For
       billion via Private Placed Right Issue

B.1    Amend the Articles of Incorporation                       Mgmt          For                            For

B.2    Any other motions                                         Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 CHINATRUST FINANCIAL HOLDINGS COMPANY LTD                                                   Agenda Number:  700954969
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15093100
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  TW0002891009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 295939 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the report of business operation result           Mgmt          For                            For
       and financial reports of FY 2005

1.2    Receive the Supervisors review financial reports          Mgmt          For                            For
       of FY 2005

1.3    Receive the report of the meeting rules for               Mgmt          For                            For
       the Board of Directors

2.1    Approve the financial reports of FY 2005                  Mgmt          For                            For

2.2    Approve the net profit allocation of FY 2005;             Mgmt          For                            For
       proposed cash dividend: TWD 0.5 per share

3.1    Amend the rules of shareholders  meeting                  Mgmt          For                            For

3.2    Amend the procedures of asset acquisition or              Mgmt          For                            For
       disposal

3.3    Approve to issue the additional shares; proposed          Mgmt          For                            For
       stock dividend: 120 shares for 1,000 shares
       held

3.4    Amend the Articles of Incorporation                       Mgmt          For                            For

4.     Extraordinary proposals                                   Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 CHUNGHWA TELECOM CO LTD                                                                     Agenda Number:  700910905
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1613J108
    Meeting Type:  AGM
    Meeting Date:  30-May-2006
          Ticker:
            ISIN:  TW0002412004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 289844 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the 2005 business reports                         Mgmt          For                            For

1.2    Receive the 2005 audited reports                          Mgmt          For                            For

1.3    Receive the audit number of the 2004 financial            Mgmt          For                            For
       statements

1.4    Receive the report on the status of  buyback              Mgmt          For                            For
       treasury stock

1.5    Approve to revise the code of conduct                     Mgmt          For                            For

1.6    Approve the Company s issuance of preferred               Mgmt          For                            For
       shares based on Article 12-8 of the Telecommunications
       Act and Article 6-1 of the Articles of Incorporation
       of the Company

2.1    Approve the 2005 business reports and financial           Mgmt          For                            For
       statements

2.2    Approve the 2005 profit distribution: proposed            Mgmt          For                            For
       cash dividend: TWD 4.3 per share

3.1    Approve the revision to the rules of shareholder          Mgmt          For                            For
       meeting

3.2    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings; proposed stock dividend: 20 for 1000
       shares held

3.3    Amend the Articles of Incorporation                       Mgmt          For                            For

3.4    Approve the revision to the procedures of asset           Mgmt          For                            For
       acquisition or disposal

3.5    Approve the proposal of the fixed disbursement            Mgmt          For                            For
       of remuneration to the Directors and the Supervisors

4.     Extraordinary motions                                     Other         For                            *

       PLEASE NOTE THAT UNDER LATEST AMENDMENT TO ARTICLE        Non-Voting    No vote
       172-1 AND 192-1 OF THE COMPANY LAW, ANY SHAREHOLDER
       POSSESSING 1% OR MORE OF TOTAL ISSUED SHARES
       IS GIVEN THE RIGHTS  SUBJECT TO CERTAIN CONDITIONS
       AND LIMITATIONS  :1) SUBMIT ONE PROPOSAL, CONSTRAINED
       WITHIN 300 CHINESE CHARACTERS, TO SHAREHOLDERS
       MEETING FOR THE DISCUSSION AND2) NOMINNATE
       TO THE COMPANY CANDIDATES FOR ELECTION OF DIRECTORS
       AT SHAREHOLDERS MEETING. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE NUMBERING OF THE RESOLUTIONS. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHUNGHWA TELECOM CO., LTD.                                                                  Agenda Number:  932511125
--------------------------------------------------------------------------------------------------------------------------
        Security:  17133Q205
    Meeting Type:  Annual
    Meeting Date:  30-May-2006
          Ticker:  CHT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A1     THE COMPANY S OPERATION REPORTS FOR 2005.                 Mgmt          For                            For

A2     THE SUPERVISORS  AUDIT REPORTS ON THE COMPANY             Mgmt          For                            For
       S FINANCIAL STATEMENTS FOR 2005.

A3     THE COMPANY S FINANCIAL STATEMENTS FOR 2004               Mgmt          For                            For
       APPROVED BY THE MINISTRY OF AUDIT OF THE REPUBLIC
       OF CHINA.

A4     THE COMPANY S IMPLEMENTATION OF ITS SHARE REPURCHASE      Mgmt          For                            For
       PROGRAM.

A5     THE COMPANY S AMENDMENT TO ITS CODE OF ETHICS.            Mgmt          For                            For

A6     THE COMPANY S ISSUANCE OF PREFERRED SHARES BASED          Mgmt          For                            For
       ON ARTICLE 12 OF THE TELECOMMUNICATIONS ACT.

B1     THE COMPANY S OPERATION REPORTS AND FINANCIAL             Mgmt          For                            For
       STATEMENTS FOR YEAR 2005.

B2     THE COMPANY S DISTRIBUTION OF EARNINGS FOR YEAR           Mgmt          For                            For
       2005.

C1     AMENDMENT TO THE ORDINANCE OF THE COMPANY S               Mgmt          For                            For
       ANNUAL GENERAL MEETING.

C2     PROPOSAL TO INCREASE THE COMPANY S CAPITAL THROUGH        Mgmt          For                            For
       EARNINGS.

C3     AMENDMENT TO THE COMPANY S ARTICLES OF INCORPORATION.     Mgmt          For                            For

C4     AMENDMENT TO THE COMPANY S PROCEDURES FOR ACQUISITIONS    Mgmt          For                            For
       OR DISPOSITION OF ASSETS.

C5     PROPOSAL TO DISBURSE REMUNERATIONS TO THE COMPANY         Mgmt          For                            For
       S DIRECTORS AND SUPERVISORS.

D      EXTRAORDINARY MOTIONS.                                    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CINERGY CORP.                                                                               Agenda Number:  932438028
--------------------------------------------------------------------------------------------------------------------------
        Security:  172474108
    Meeting Type:  Special
    Meeting Date:  10-Mar-2006
          Ticker:  CIN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ADOPTION OF THE MERGER AGREEMENT AND APPROVAL             Mgmt          For                            For
       OF THE MERGERS.




--------------------------------------------------------------------------------------------------------------------------
 CITIGROUP INC.                                                                              Agenda Number:  932447750
--------------------------------------------------------------------------------------------------------------------------
        Security:  172967101
    Meeting Type:  Annual
    Meeting Date:  18-Apr-2006
          Ticker:  C
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       C. MICHAEL ARMSTRONG                                      Mgmt          For                            For
       ALAIN J.P. BELDA                                          Mgmt          For                            For
       GEORGE DAVID                                              Mgmt          For                            For
       KENNETH T. DERR                                           Mgmt          For                            For
       JOHN M. DEUTCH                                            Mgmt          For                            For
       R. HERNANDEZ RAMIREZ                                      Mgmt          For                            For
       ANN DIBBLE JORDAN                                         Mgmt          For                            For
       KLAUS KLEINFELD                                           Mgmt          For                            For
       ANDREW N. LIVERIS                                         Mgmt          For                            For
       DUDLEY C. MECUM                                           Mgmt          For                            For
       ANNE MULCAHY                                              Mgmt          For                            For
       RICHARD D. PARSONS                                        Mgmt          For                            For
       CHARLES PRINCE                                            Mgmt          For                            For
       JUDITH RODIN                                              Mgmt          For                            For
       ROBERT E. RUBIN                                           Mgmt          For                            For
       FRANKLIN A. THOMAS                                        Mgmt          For                            For

02     PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP              Mgmt          For                            For
       AS CITIGROUP S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR 2006.

03     PROPOSAL TO AMEND ARTICLE FOURTH OF THE RESTATED          Mgmt          For                            For
       CERTIFICATE OF INCORPORATION.

04     PROPOSAL TO AMEND ARTICLE EIGHTH OF THE RESTATED          Mgmt          For                            For
       CERTIFICATE OF INCORPORATION.

05     PROPOSAL TO AMEND ARTICLE NINTH OF THE RESTATED           Mgmt          For                            For
       CERTIFICATE OF INCORPORATION.

06     STOCKHOLDER PROPOSAL REQUESTING NO FUTURE NEW             Shr           Against                        For
       STOCK OPTION GRANTS AND NO RENEWAL OR REPRICING
       OF CURRENT STOCK OPTIONS.

7      STOCKHOLDER PROPOSAL REQUESTING A REPORT ON               Shr           Against                        For
       POLITICAL CONTRIBUTIONS.

8      STOCKHOLDER PROPOSAL REQUESTING A REPORT ON               Shr           Against                        For
       CHARITABLE CONTRIBUTIONS.

9      STOCKHOLDER PROPOSAL REQUESTING THE ADOPTION              Shr           For                            Against
       OF A POLICY REGARDING PERFORMANCE-BASED EQUITY
       COMPENSATION FOR SENIOR EXECUTIVES.

10     STOCKHOLDER PROPOSAL REGARDING REIMBURSEMENT              Shr           Against                        For
       OF EXPENSES INCURRED BY A STOCKHOLDER IN A
       CONTESTED ELECTION OF DIRECTORS.

11     STOCKHOLDER PROPOSAL REQUESTING THAT THE CHAIRMAN         Shr           Against                        For
       OF THE BOARD HAVE NO MANAGEMENT DUTIES, TITLES
       OR RESPONSIBILITIES.

12     STOCKHOLDER PROPOSAL REQUESTING THE RECOUPMENT            Shr           Against                        For
       OF MANAGEMENT BONUSES IN THE EVENT OF A RESTATEMENT
       OF EARNINGS.




--------------------------------------------------------------------------------------------------------------------------
 CLEAR CHANNEL COMMUNICATIONS, INC.                                                          Agenda Number:  932453450
--------------------------------------------------------------------------------------------------------------------------
        Security:  184502102
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2006
          Ticker:  CCU
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ALAN D. FELD                                              Mgmt          For                            For
       PERRY J. LEWIS                                            Mgmt          For                            For
       L. LOWRY MAYS                                             Mgmt          For                            For
       MARK P. MAYS                                              Mgmt          For                            For
       RANDALL T. MAYS                                           Mgmt          For                            For
       B.J. MCCOMBS                                              Mgmt          For                            For
       PHYLLIS B. RIGGINS                                        Mgmt          For                            For
       THEODORE H. STRAUSS                                       Mgmt          For                            For
       J.C. WATTS                                                Mgmt          For                            For
       JOHN H. WILLIAMS                                          Mgmt          For                            For
       JOHN B. ZACHRY                                            Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF ERNST & YOUNG            Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING
       DECEMBER 31, 2006.

03     APPROVAL AND ADOPTION OF THE SHAREHOLDER PROPOSAL         Shr           Against                        For
       REGARDING CORPORATE POLITICAL CONTRIBUTIONS.

04     APPROVAL AND ADOPTION OF THE SHAREHOLDER PROPOSAL         Shr           Against                        For
       REGARDING COMPENSATION COMMITTEE INDEPENDENCE.




--------------------------------------------------------------------------------------------------------------------------
 COCHLEAR LIMITED                                                                            Agenda Number:  700805952
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q25953102
    Meeting Type:  AGM
    Meeting Date:  20-Oct-2005
          Ticker:
            ISIN:  AU000000COH5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the Company s financial               Mgmt          For                            For
       report, Director s report and the Auditor s
       report in respect of the YE 30 JUN 2005

2.     Adopt the remuneration report                             Mgmt          For                            For

3.1    Re-elect Mr. Tommie Carl Erik Bergman, as a               Mgmt          For                            For
       Director of the Company, who retires by rotation
       in accordance with the Company s Constitution

3.2    Re-elect Professor Edward Byrne as a Director             Mgmt          For                            For
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

3.3    Re-elect Dr. John Louis Parker as a Director              Mgmt          For                            For
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

3.4    Elect Mr. Rick Holliday Smith as a Director               Mgmt          For                            For
       of the Company to fill a casual vacancy on
       the Board, who retires by rotation in accordance
       with the Company s Constitution

3.5    Elect Mr. Donal O Dwyer, as a Director of the             Mgmt          For                            For
       Company to fill a casual vacancy on the Board,
       who retires by rotation in accordance with
       the Company s Constitution

3.6    Elect Mr. Paul Ronald Bell, as a Director of              Mgmt          For                            For
       the Company to fill a casual vacancy on the
       Board, who retires by rotation in accordance
       with the Company s Constitution

4.     Approve: the grant to Dr Christopher Graham               Mgmt          For                            For
       Roberts, the CEO/President of the Company,
       of options calculated in accordance with the
       formula, and on the terms summarized in the
       Explanatory Notes to the notice of meeting
       appearing at the end of the Explanatory Notes
       for Item 5 ; the acquisition by the Plan Trustee
       on behalf of Dr Roberts of performance shares
       calculated in accordance with the formula and
       on the terms summarized in the Explanatory
       Notes to the notice of meeting; and the issue
       to Dr Roberts of any shares upon the exercise
       of any options or the transfer by the Plan
       Trustee to Dr Roberts of any such performance
       shares

5.     Approve: the grant to Dr. John Louis Parker,              Mgmt          For                            For
       an Executive Director of the Company, of options
       calculated in accordance with the formula,
       and on the terms summarized in the Explanatory
       Notes to the notice of meeting  appearing at
       the end of the Explanatory Notes for this Item
       5; the acquisition by the Plan Trustee on behalf
       of Dr Parker of performance shares calculated
       in accordance with the formula and on the terms
       summarized in the Explanatory Notes to the
       notice of meeting; and the issue to Dr Parker
       of any shares upon the exercise of any options
       or the transfer by the Plan Trustee to Dr.
       Parker of any such performance shares




--------------------------------------------------------------------------------------------------------------------------
 COLONIAL PROPERTIES TRUST                                                                   Agenda Number:  932456242
--------------------------------------------------------------------------------------------------------------------------
        Security:  195872106
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2006
          Ticker:  CLP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CARL F. BAILEY                                            Mgmt          For                            For
       M. MILLER GORRIE                                          Mgmt          For                            For
       WILLIAM M. JOHNSON                                        Mgmt          For                            For
       GLADE M. KNIGHT                                           Mgmt          For                            For
       JAMES K. LOWDER                                           Mgmt          For                            For
       THOMAS H. LOWDER                                          Mgmt          For                            For
       HERBERT A. MEISLER                                        Mgmt          For                            For
       CLAUDE B. NIELSEN                                         Mgmt          For                            For
       HAROLD W. RIPPS                                           Mgmt          For                            For
       DONALD T. SENTERFITT                                      Mgmt          For                            For
       JOHN W. SPIEGEL                                           Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS       Mgmt          For                            For
       LLP, AS INDEPENDENT AUDITORS OF THE COMPANY
       FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.




--------------------------------------------------------------------------------------------------------------------------
 COMERICA INCORPORATED                                                                       Agenda Number:  932485596
--------------------------------------------------------------------------------------------------------------------------
        Security:  200340107
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  CMA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       LILLIAN BAUDER                                            Mgmt          For                            For
       ANTHONY F. EARLEY, JR.                                    Mgmt          For                            For
       ROBERT S. TAUBMAN                                         Mgmt          For                            For
       REGINALD M. TURNER, JR.                                   Mgmt          For                            For

02     APPROVAL OF THE COMERICA INCORPORATED 2006 LONG-TERM      Mgmt          Against                        Against
       INCENTIVE PLAN

03     APPROVAL OF THE COMERICA INCORPORATED 2006 MANAGEMENT     Mgmt          For                            For
       INCENTIVE PLAN

04     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS




--------------------------------------------------------------------------------------------------------------------------
 COMFORTDELGRO CORPORATION LTD                                                               Agenda Number:  700915537
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1690R106
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  SG1N31909426
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            For
       the audited financial statements for the FYE
       31 DEC 2005 together with the Auditors  report
       thereon

2.     Declare a final dividend of 3 cents per ordinary          Mgmt          For                            For
       share less income tax in respect of the FYE
       31 DEC 2005

3.     Approve the payment of the Directors  fees of             Mgmt          For                            For
       SGD 456,000 for the FYE 31 DEC 2005  FY 2004:
       SGD 433,500

4.     Re-elect Mr. Kua Hong Pak as a Director who               Mgmt          For                            For
       retires pursuant to Article 91 of the Company
       s Articles of Association

5.     Re-elect Ms. Nancy Teo Geok Har as a Director             Mgmt          For                            For
       who retires pursuant to Article 91 of the Company
       s Articles of Association

6.     Re-elect Mr. Tow Heng Tan as a Director who               Mgmt          For                            For
       retires pursuant to Article 91 of the Company
       s Articles of Association

7.     Re-appoint Messrs. Deloitte & Touche as the               Mgmt          For                            For
       Auditors and authorize the Directors to fix
       their remuneration

8.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       161 of the Companies Act, Chapter 50, and the
       listing rules of the Singapore Exchange Securities
       Trading Limited, to issue shares in the Company
       by way of rights, bonus or otherwise , up
       to 50% of the issued shares in the capital
       of the Company, of which the aggregate number
       of shares to be issued other than on a pro-rata
       basis to shareholders of the Company does not
       exceed 20% of the issued shares in the capital
       of the Company; and the percentage of issued
       shares shall be based on the number of issued
       shares in the capital of the Company at the
       time of passing of this resolution after adjusting
       for new shares arising from the conversion
       or exercise of any convertible securities or
       share options which are outstanding at the
       time this resolution is passed and any subsequent
       consolidation or subdivision of shares;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the date of the
       next AGM as required by law

9.     Authorize the Directors of the Company, to allot          Mgmt          For                            For
       and issue from time to time such number of
       shares in the Company as may be required to
       be issued pursuant to the exercise of options
       under the ComfortDelGro Employees  Share Option
       Scheme, provided that the aggregate number
       of shares to be issued pursuant to the ComfortDelGro
       Employees  Share Option Scheme shall not exceed
       15% of the total issued shares in the capital
       of the Company from time to time




--------------------------------------------------------------------------------------------------------------------------
 COMFORTDELGRO CORPORATION LTD                                                               Agenda Number:  700915549
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1690R106
    Meeting Type:  EGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  SG1N31909426
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve to alter the Articles of Association              Mgmt          For                            For
       of the Company in the manner and to the extent
       as specified




--------------------------------------------------------------------------------------------------------------------------
 COMMERZBANK AG, FRANKFURT                                                                   Agenda Number:  700919080
--------------------------------------------------------------------------------------------------------------------------
        Security:  D15642107
    Meeting Type:  AGM
    Meeting Date:  17-May-2006
          Ticker:
            ISIN:  DE0008032004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the established Financial Statements      Non-Voting    No vote
       and Management Report of Commerzbank Aktiengesellschaft
       for the 2005 FY, together with the presentation
       of the approved Financial Statements and Management
       Report of the Commerzbank Aktiengesellschaft
       for the 2005 FY, together with the presentation
       of the approved Financial Statements and Management
       Report of the Commerzbank Group for the 2005
       financial year and the report of the Supervisory
       Board

2.     Resolution on the appropriation of the distributable      Mgmt          For                            For
       profit- to pay a dividend of EUR 0.50

3.     Resolution on the approval of the actions of              Mgmt          For                            For
       the members of the Board of Managing Directors

4.     Resolution on the formal approval of actions              Mgmt          For                            For
       of the members of the Supervisory Board

5.     Resolution on the election of Prof. H.C. (CHN)            Mgmt          For                            For
       Dr. Rer. Oec. Ulrich Middelmann as a new member
       to the Supervisory Board

6.     Resolution on the appointment of the PricewaterhouseCoopersMgmt          For                            For
       as the Auditors for the 2006 FY

7.     Resolution on an amendment to Article 11(4)               Mgmt          For                            For
       of the Articles of Association

8.     Resolution on an amendment to Article 18(2)               Mgmt          For                            For
       of the Articles of Association

9.     Resolution on the authorization for Commerzbank           Mgmt          Against                        Against
       Aktiengesellschaft to purchase its own shares
       for the purpose of securities trading, pursuant
       to Article 71(1) no.7 Aktiengesetz

10.    Resolution on the authorization for Commerzbank           Mgmt          For                            For
       Aktiengesellschaft to purchase and use its
       own shares pursuant to Article 71(1) no.8 Aktiengesetz
       with the possibility of excluding subscription
       rights

11.    Resolution on the authorization for the Board             Mgmt          For                            For
       of Managing Directors to increase the share
       capital (authorized share capital 2006/I) with
       the possibility of excluding subscription rights
       pursuant to Article 186 (3) 4, Aktiengesetz-
       and amendment of the Articles of Association

12.    Resolution on the authorization for the Board             Mgmt          For                            For
       of Managing Directors to increase the Banks
       share capital (authorized share capital 2006/II)
       with the possibility of excluding subscription
       rights, inter alia, if contributions in kind
       are made - and amendment of the Articles of
       Association

13.    Resolution on the authorization for the Board             Mgmt          For                            For
       of Managing Directors to increase the share
       capital (authorized share capital 2006/III)
       with the possibility of excluding subscription
       rights, for the purpose of issuing shares to
       employees and amendment of the Articles of
       Association




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE SANEAMENTO BASICO                                                              Agenda Number:  932380025
--------------------------------------------------------------------------------------------------------------------------
        Security:  20441A102
    Meeting Type:  Special
    Meeting Date:  29-Jul-2005
          Ticker:  SBS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      TO CHANGE THE COMPANY S BYLAWS WITH A VIEW TO,            Mgmt          For
       UNDER THE SCOPE OF THE SARBANES-OXLEY ACT,
       THE ESTABLISHMENT OF THE AUDIT COMMITTEE, WITH
       THE INCLUSION OF ARTICLES 17, 18, 19, 20, 21,
       22, 23 AND 24, RENUMBERING THE SUBSEQUENT ARTICLES.

II     OTHER ISSUES OF CORPORATE INTEREST.                       Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE SANEAMENTO BASICO                                                              Agenda Number:  932446998
--------------------------------------------------------------------------------------------------------------------------
        Security:  20441A102
    Meeting Type:  Special
    Meeting Date:  27-Mar-2006
          Ticker:  SBS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO ELECT THE MEMBER OF THE BOARD OF DIRECTORS,            Mgmt          For
       UNDER THE TERMS OF THE PARAGRAPH 3 OF THE ARTICLE
       14 OF THE COMPANY S BY-LAWS, BY THE REMAINING
       TERM OF OFFICE OF THE REPLACED MEMBER.

02     TO RATIFY THE COMPENSATION OF THE MEMBERS OF              Mgmt          For
       THE BOARD OF EXECUTIVE OFFICERS AND THE BOARD
       OF DIRECTORS.

03     OTHER ISSUES OF SOCIAL INTEREST.                          Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932377965
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Special
    Meeting Date:  19-Jul-2005
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      THE PROPOSAL TO AMEND THE COMPANY S BY-LAWS.              Mgmt          For                            For

II     THE REPLACEMENT OF A MEMBER OF A FISCAL COUNCIL,          Mgmt          For                            For
       AND HIS RESPECTIVE SUBSTITUTE, NOMINATED BY
       THE CONTROLLING SHAREHOLDER.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932458551
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Special
    Meeting Date:  31-Mar-2006
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      TO APPROVE THE TERMS, CONDITIONS AND REASONS              Mgmt          For                            For
       (THE  PROTOCOLO E JUSTIFICACAO ) FOR THE MERGER
       OF ALL THE SHARES OF THE CAPITAL STOCK OF CAEMI
       - MINERACAO E METALURGIA S.A. (CAEMI)) INTO
       THE ASSETS OF CVRD IN ORDER TO CONVERT THE
       FORMER INTO A WHOLLY-OWNED SUBSIDIARY OF THE
       COMPANY, PURSUANT TO ARTICLE 252 OF THE BRAZILIAN
       CORPORATE LAW.

II     TO RATIFY THE APPOINTMENT OF THE EXPERTS WHO              Mgmt          For                            For
       PREPARED THE VALUE APPRAISAL OF THE PREFERRED
       SHARES ISSUED BY CAEMI TO BE MERGED INTO CVRD
       ASSETS.

III    TO DECIDE ON THE APPRAISAL REPORT, PREPARED               Mgmt          For                            For
       BY THE EXPERTS.

IV     TO APPROVE THE MERGER OF ALL OF THE SHARES ISSUED         Mgmt          For                            For
       BY CAEMI INTO THE ASSETS OF THE CVRD.

V      TO APPROVE CVRD CAPITAL INCREASE WITHIN THE               Mgmt          For                            For
       ISSUANCE OF 64,151,361 PREFERRED CLASS A SHARES,
       TO BE PAID-IN WITH THE SHARES OF CAEMI TO BE
       MERGED INTO THE COMPANY S ASSETS, AND THE CONSEQUENT
       CHANGE OF THE  CAPUT  OF ARTICLE 5 OF THE CVRD
       S BY-LAWS.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932500956
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Special
    Meeting Date:  27-Apr-2006
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     APPRECIATION OF THE MANAGEMENTS  REPORT AND               Mgmt          For                            For
       ANALYSIS, DISCUSSION AND VOTE ON THE FINANCIAL
       STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2005

O2     PROPOSAL FOR THE DESTINATION OF PROFITS OF THE            Mgmt          For                            For
       SAID FISCAL YEAR AND APPROVAL OF THE INVESTMENT
       BUDGET FOR THE COMPANY, ALL AS MORE FULLY DESCRIBED
       IN THE PROXY STATEMENT

O3     APPOINTMENT OF THE MEMBERS OF THE FISCAL COUNCIL          Mgmt          For                            For

O4     ESTABLISHMENT OF THE REMUNERATION OF THE SENIOR           Mgmt          For                            For
       MANAGEMENT AND FISCAL COUNCIL MEMBERS

E1     PROPOSAL FOR A FORWARD SPLIT, ALL AS MORE FULLY           Mgmt          For                            For
       DESCRIBED IN THE PROXY STATEMENT

E2     PROPOSAL TO MODIFY THE COMPANY S BY-LAWS, RELATED         Mgmt          For                            For
       TO SECTION II AND SUBSECTION IV OF CHAPTER
       IV, IN RELATION TO THE ADVISORY COMMITTEES,
       IN THE FOLLOWING TERMS: A) CHANGE OF THE HEADING
       OF ARTICLE 15; B) AMENDMENT TO ARTICLE 16;
       C) ADD ITEM IV TO ARTICLE 21; AND D) ALTERATION
       OF THE HEADING OF ARTICLE 25, ALL AS MORE FULLY
       DESCRIBED IN THE PROXY STATEMENT

E3     CONSOLIDATION OF THE AMENDMENTS TO CVRD S BY-LAWS,        Mgmt          For                            For
       ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT




--------------------------------------------------------------------------------------------------------------------------
 COMPASS GROUP PLC                                                                           Agenda Number:  700862940
--------------------------------------------------------------------------------------------------------------------------
        Security:  G23296182
    Meeting Type:  AGM
    Meeting Date:  10-Feb-2006
          Ticker:
            ISIN:  GB0005331532
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the financial statements of             Mgmt          For                            For
       the Company for the FYE 30 SEP 2005 and the
       reports of the Directors and the Auditors thereon

2.     Approve the Remuneration Committee s report               Mgmt          For                            For
       for the FYE 30 SEP 2005

3.     Declare a final dividend of 6.5 pence per share           Mgmt          For                            For
       on each of the Company s ordinary shares for
       the FYE 30 SEP 2005; and approve subject to
       passing of this resolution, the final dividend
       will be paid on 06 MAR 06 to shareholders on
       the register at the close of business on 10
       FEB 2006

4.     Elect Sir Roy Gardner as a Director                       Mgmt          For                            For

5.     Re-elect Mr. Peter Cawdron as a Director                  Mgmt          For                            For

6.     Re-elect Mr. Peter Blackburn CBE as a Director            Mgmt          For                            For

7.     Re-elect Mr. Sven Kado as a Director                      Mgmt          For                            For

8.     Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            For
       of the Company

9.     Authorize the Directors to determine the Auditors         Mgmt          For                            For
       remuneration

10.    Authorize the Company and any Company, which              Mgmt          For                            For
       is or becomes a subsidiary of the Company during
       the period to which this resolution relates,
       to make donations to EU political organizations
       and incur EU political expenditure provided
       that any such donations and expenditure made
       by the Company together with those made by
       any subsidiary Company while it is a subsidiary
       of the Company shall not exceed in aggregate
       GBP 125,000;  Authority expires at the conclusion
       of AGM in 2007

11.    Amend the Compass Group Long-Term Incentive               Mgmt          For                            For
       Plan which seek to increase the maximum award
       which may be made to a participant in any 1
       FY and modify the performance conditions attaching
       to awards as specified, and authorize the Directors
       of the Company  or a duly authorized Committee
       to take such steps as are necessary or expedient
       to implement those amendments

12.    Amend the Compass Group Management Share Option           Mgmt          For                            For
       Plan which will introduce a post-grant performer
       condition attaching to option grants as specified,
       and authorize the Directors of the Company
       or a duly authorized Committee  to take such
       steps as are necessary or expedient to implement
       those amendments

S.13   Approve to renew the power conferred on the               Mgmt          For                            For
       Directors by Article 12 of the Company s Articles
       of Association for a period expiring at the
       end of the next AGM of the Company or 14 FEB
       2007 and for that period the Section 89 amount
       is GBP 10,700,000

S.14   Authorize the Company, pursuant to Article 58             Mgmt          For                            For
       of the Company s Articles of Association and
       in accordance with Section 166 of the Companies
       Act 1985, to make market purchases  Section
       163 of that Act  of up to 215,566,113 ordinary
       shares of 10 pence each in the capital of the
       Company, at a minimum price of 10 pence and
       the maximum price  exclusive of expenses  which
       may be paid for each ordinary share which is
       the higher of 105% of the average of the middle
       market quotations for such shares derived from
       the London Stock Exchange Daily Official List,
       over the previous 5 business days and an amount
       equal to the higher of the price of the last
       independent trade and an amount equal to the
       higher of the price of the last independent
       trade and the highest current independent bid
       as derived form the London Stock Exchange Trading
       System  SETS ;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or 09 AUG 2007 ; the Company, before the expiry,
       may make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry




--------------------------------------------------------------------------------------------------------------------------
 COMPASS MINERALS INTERNATIONAL, INC.                                                        Agenda Number:  932377181
--------------------------------------------------------------------------------------------------------------------------
        Security:  20451N101
    Meeting Type:  Annual
    Meeting Date:  04-Aug-2005
          Ticker:  CMP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MR. VERNON G. BAKER II                                    Mgmt          For                            For
       MR. BRADLEY J. BELL                                       Mgmt          For                            For
       MR. RICHARD S. GRANT                                      Mgmt          For                            For

02     RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP               Mgmt          For                            For
       AS THE COMPANY S INDEPENDENT AUDITORS FOR 2005

03     APPROVE THE COMPASS MINERALS INTERNATIONAL,               Mgmt          For                            For
       INC. 2005 INCENTIVE AWARD PLAN




--------------------------------------------------------------------------------------------------------------------------
 COMPASS MINERALS INTERNATIONAL, INC.                                                        Agenda Number:  932465950
--------------------------------------------------------------------------------------------------------------------------
        Security:  20451N101
    Meeting Type:  Annual
    Meeting Date:  11-May-2006
          Ticker:  CMP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MR. DAVID J. D'ANTONI                                     Mgmt          For                            For
       MR. PERRY W. PREMDAS                                      Mgmt          For                            For
       MR. ALLAN R. ROTHWELL                                     Mgmt          For                            For

02     RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP               Mgmt          For                            For
       AS THE COMPANY S INDEPENDENT AUDITORS FOR 2006




--------------------------------------------------------------------------------------------------------------------------
 CONAGRA FOODS, INC.                                                                         Agenda Number:  932388677
--------------------------------------------------------------------------------------------------------------------------
        Security:  205887102
    Meeting Type:  Annual
    Meeting Date:  22-Sep-2005
          Ticker:  CAG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       HOWARD G. BUFFETT                                         Mgmt          For                            For
       JOHN T. CHAIN, JR.                                        Mgmt          For                            For
       RONALD W. ROSKENS                                         Mgmt          For                            For
       KENNETH E. STINSON                                        Mgmt          For                            For

02     MANAGEMENT PROPOSAL - DECLASSIFY BOARD OF DIRECTORS       Mgmt          For                            For

03     MANAGEMENT PROPOSAL - REPEAL SUPERMAJORITY VOTING         Mgmt          For                            For
       PROVISIONS OF ARTICLE XIV OF THE CERTIFICATE
       OF INCORPORATION

04     MANAGEMENT PROPOSAL - REPEAL SUPERMAJORITY VOTING         Mgmt          For                            For
       PROVISIONS OF ARTICLE XV OF THE CERTIFICATE
       OF INCORPORATION

05     RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS            Mgmt          For                            For

06     STOCKHOLDER PROPOSAL - ANIMAL WELFARE                     Shr           Against                        For

07     STOCKHOLDER PROPOSAL - GENETICALLY ENGINEERED             Shr           Against                        For
       PRODUCTS

08     STOCKHOLDER PROPOSAL - SUSPENSION OF STOCK GRANTS         Shr           Against                        For
       FOR DIRECTORS AND SENIOR EXECUTIVE OFFICERS




--------------------------------------------------------------------------------------------------------------------------
 CONOCOPHILLIPS                                                                              Agenda Number:  932476383
--------------------------------------------------------------------------------------------------------------------------
        Security:  20825C104
    Meeting Type:  Annual
    Meeting Date:  10-May-2006
          Ticker:  COP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD L. ARMITAGE                                       Mgmt          For                            For
       RICHARD H. AUCHINLECK                                     Mgmt          For                            For
       HARALD J. NORVIK                                          Mgmt          For                            For
       WILLIAM K. REILLY                                         Mgmt          For                            For
       VICTORIA J. TSCHINKEL                                     Mgmt          For                            For
       KATHRYN C. TURNER                                         Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF ERNST & YOUNG              Mgmt          For                            For
       LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR 2006

03     DRILLING IN SENSITIVE AREAS                               Shr           Against                        For

04     DIRECTOR ELECTION VOTE STANDARD                           Shr           Against                        For

05     SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY              Shr           Against                        For
       RETIREMENT BENEFITS FOR SENIOR EXECUTIVES

06     ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES               Shr           Against                        For

07     EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS          Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 CONSOLIDATED EDISON, INC.                                                                   Agenda Number:  932486649
--------------------------------------------------------------------------------------------------------------------------
        Security:  209115104
    Meeting Type:  Annual
    Meeting Date:  15-May-2006
          Ticker:  ED
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       K. BURKE                                                  Mgmt          For                            For
       V.A. CALARCO                                              Mgmt          For                            For
       G. CAMPBELL, JR.                                          Mgmt          For                            For
       G.J. DAVIS                                                Mgmt          For                            For
       M.J. DEL GIUDICE                                          Mgmt          For                            For
       E.V. FUTTER                                               Mgmt          For                            For
       S. HERNANDEZ                                              Mgmt          For                            For
       P.W. LIKINS                                               Mgmt          For                            For
       E.R. MCGRATH                                              Mgmt          For                            For
       F.V. SALERNO                                              Mgmt          For                            For
       L.F. SUTHERLAND                                           Mgmt          For                            For
       S.R. VOLK                                                 Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.   Mgmt          For                            For

03     ADDITIONAL COMPENSATION INFORMATION.                      Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 CREDIT SUISSE GROUP, ZUERICH                                                                Agenda Number:  700930503
--------------------------------------------------------------------------------------------------------------------------
        Security:  H3698D419
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  CH0012138530
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 301805 DUE TO ADDITIONAL OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 285614 INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS

1.     Receive and approve the annual report, the parent         Mgmt          For                            For
       Company s 2005 financial statements and the
       Group s 2005 consolidated financial statements

2.     Grant discharge to the acts of the Members of             Mgmt          For                            For
       the Board of Directors and the Executive Board

3.A    Approve to reduce the share capital by CHF 17,000,000     Mgmt          For                            For
       from CHF 623,876,083 to CHF 606,876,083 by
       canceling 34,000,000 shares with a par value
       of CHF 0.50 each, which were repurchased in
       the period from 09 MAY 2005 to 16 MAR 2006
       pursuant to the share repurchase program approved
       by the general meeting of shareholders of 29
       APR 2005; acknowledge that, according to the
       special report of the Auditors KPMG Klynveld
       Peat Marwick Goerdeler SA, Obligees claims
       are fully covered even after the share capital
       reduction as required by Article 732 Paragraph
       2 Co, amend Article 3 Paragraph 1 of the Articles
       of Association, that as of the date of the
       entry of the capital reduction in the commercial
       register, pursuant to section 3.C below

3.B    Approve the cancellation as part of a Share               Mgmt          For                            For
       Repurchase Program by the general meeting of
       shareholders of 29 APR 2005, 34,000,000 shares
       were repurchased via a 2nd trading line on
       the stock exchange between 09 MAY 2005 and
       16 MAR 2006; the total purchase price was CHF
       1,941,055,049, corresponding to an average
       purchase price per share of CHF 57.09  rounded
       ; the cancellation of shares repurchased by
       16 MAR 2006 and amend the Articles of Association

3.C    Amend Article 3 Paragraph 1 to the Articles               Mgmt          For                            For
       of Association, new version the fully paid-in
       share capital amounts to CHF 606,876,083 and
       it is divided into 1, 213,752,166 fully paid-in
       registered shares with a par value of CHF 0.50
       each

4.     Approve the allocation of income and dividends            Mgmt          For                            For
       of CHF 2 per share

5.1.A  Re-elect Mr. Walter Kielholz and Mr. Hans-Ulrich          Mgmt          For                            For
       Doerig as the Directors

5.1.B  Elect Mr. Richard Thornburgh as a Director                Mgmt          For                            For

5.2    Ratify KPMG Klynveld Peat Marwick Geordeler               Mgmt          For                            For
       SA as the Auditors

5.3    Ratify BDO Visura as the Special Auditors                 Mgmt          For                            For

6.     Approve CHF 3.4 million reduction in pool of              Mgmt          For                            For
       capital reserved for Donaldson Lufkin Jenrette
       Employee Options




--------------------------------------------------------------------------------------------------------------------------
 DANSKE BANK AS                                                                              Agenda Number:  700880152
--------------------------------------------------------------------------------------------------------------------------
        Security:  K22272114
    Meeting Type:  AGM
    Meeting Date:  14-Mar-2006
          Ticker:
            ISIN:  DK0010274414
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

A.     Adopt the annual report; grant discharge to               Mgmt          For                            For
       the Board of Directors and the Executive Board
       from their obligations and approve the allocation
       of profits or for the cover of losses according
       to the adopted annual report and to pay a dividend
       of DKK 10 for each share of DKK 10

B.     Approve to reduce the term of service to two              Mgmt          For                            For
       year terms; however, in such manner that the
       terms of service fir the Board Members elected
       or re-elected in 2004 or in 2005 will not expire
       until 2007; and that maximum number of Board
       Members elected by the shareholders be reduced
       to ten; amend the Articles of Association by
       deleting Article 15.3, Article 15.4 becomes
       new Article 15.3 and the wordings of Article
       15.2 as specified

C.1    Re-elect Mr. Sten Scheibye as a Member of the             Mgmt          For                            For
       Board of Directors, who retires according to
       Article 15 of the Articles of Association

C.2    Re-elect Mr. Brigit Aagaard-Svendsen as a Member          Mgmt          For                            For
       of the Board of Directors, who retires according
       to Article 15 of the Articles of Association

C.3    Re-elect Mr. Alf Duch-Pedersen as a Member of             Mgmt          For                            For
       the Board of Directors, who retires according
       to Article 15 of the Articles of Association

C.4    Re-elect Mr. Henning Christophersen as a Member           Mgmt          For                            For
       of the Board of Directors, who retires according
       to Article 15 of the Articles of Association

C.5    Re-elect Mr. Claus Vastrup as a Member of the             Mgmt          For                            For
       Board of Directors, who retires according to
       Article 15 of the Articles of Association

D.     Re-appoint Grant Thornton, Statsautoriseret               Mgmt          For                            For
       Revisionasaktieselskab and KPMG C. Jespersen,
       Statsautoriseret Revisionasaktieselskab as
       the Auditors, who retire according to Article
       21 of the Articles of Association

E.     Authorize the Board of Directors to allow Danske          Mgmt          For                            For
       Bank to acquire own shares by way of ownership
       or pledge uo to an aggregate nominal value
       of 10% of the share capitral in accordance
       with Section 48 of the Danish Companies Act;
       Authority is granted till the next AGM ; if
       the shares are acquired in ownership, the purchase
       price may not diverge from the price quoted
       on the Copenhagen Stock Exchange at the time
       of acquisition by more than 10%

F.     Approve that the secondary name Boligkredit               Mgmt          For                            For
       Danmark A/S  Danske Bank A/S  be deleted from
       Article 1.2 of the Articles of Association
       and the time limit  until 01 MAR 2007  for
       the authorization of the Board of Directors
       to increase the share capital of the Bank by
       upto DKK 2,700,302,530 be extended until 01
       MAR 2011 in Articles 6.1 and 6.3 of the Articles
       of Association and to amend the stipulation
       regarding the calling of the general meeting
       by announcement in the Statstidende  the Danish
       Official Gazette  and in one or more Danish
       daily papers to a calling of the general meeting
       by announcement in the Danish Commerce and
       Companies Agency s information system and in
       one or more Danish daily papers if and when
       an amendment to the Danish Companies Act in
       this respect is adopted; amend Articles 9.1
       and 13.2.a of the Articles of Association as
       specified

G.     Any other business                                        Other         For                            *

1.     PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL:         Shr           Abstain                        Against
       Authorize the Board of Directors to make sure
       that the Bank continues to act as depository
       pursuant to the provisions of the Danish Act
       on the Right of Debtors to Free themselves
       by Deposit, and primarily, when a deposit has
       been made, protects the interests of those
       whose assets have been replaced by cash deposited
       with Danske Bank and not those who have already
       been release by lodging the deposit in question

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 289272 DUE TO AN ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 DELTA ELECTRONICS INC                                                                       Agenda Number:  700951379
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20263102
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  TW0002308004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 308387 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the 2005 business reports                         Mgmt          For                            For

1.2    Receive the 2005 financial reports                        Mgmt          For                            For

1.3    Receive the 2005 audited reports                          Mgmt          For                            For

1.4    Approve the status of endorsement and guarantee           Mgmt          For                            For

2.1    Receive the 2005 audited reports                          Mgmt          For                            For

2.2    Approve the 2005 earnings distribution; proposed          Mgmt          For                            For
       stock dividend: 50/1000 share, cash dividend:
       TWD 3 per share

2.3    Approve to revise the ruling of the shareholders          Mgmt          For                            For
       meeting

2.4    Approve to revise the procedure of loan to others         Mgmt          For                            For

2.5    Approve to revise the procedure of endorsement            Mgmt          For                            For
       and guarantee

2.6    Approve to raise the capital by issuing new               Mgmt          For                            For
       shares of the Company to 1.97 billion shares;
       stock dividend: 50 per 1000 shares

2.7    Amend the Articles of Incorporation                       Mgmt          For                            For

2.8A1  Elect Mr. Bruce C Cheng as a Director                     Mgmt          For                            For

2.8A2  Elect Mr. Yancey Hai as a Director                        Mgmt          For                            For

2.8A3  Elect Mr. Mark Ko as a Director                           Mgmt          For                            For

2.8A4  Elect Mr. Raymond Hsu as a Director                       Mgmt          For                            For

2.8A5  Elect Mr. Fred Chai-Yan Lee as a Director                 Mgmt          For                            For

2.8A6  Elect Mr. Ping Cheng as a Director                        Mgmt          For                            For

2.8A7  Elect Mr. Yi-Chiang Lo as a Director                      Mgmt          For                            For

2.8A8  Elect Mr. Sam Liang as a Director                         Mgmt          For                            For

2.8A9  Elect Mr. Simon Chang as a Director                       Mgmt          For                            For

2.8B1  Elect Mr. E-Ying Hsieh as a Supervisor                    Mgmt          For                            For

2.8B2  Elect Mr. Chung-Hsing Huang as a Supervisor               Mgmt          For                            For

2.9    Grant release to the Directors from non-competition       Mgmt          For                            For
       duty

3.     Any other motions                                         Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 DEUTSCHE TELEKOM AG                                                                         Agenda Number:  932484265
--------------------------------------------------------------------------------------------------------------------------
        Security:  251566MKH
    Meeting Type:  Annual
    Meeting Date:  03-May-2006
          Ticker:
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     THE APPROPRIATION OF NET INCOME.                          Mgmt          For

03     THE APPROVAL OF THE ACTIONS OF THE MEMBERS OF             Mgmt          For
       THE BOARD OF MANAGEMENT FOR THE 2005 FINANCIAL
       YEAR.

04     THE APPROVAL OF THE ACTIONS OF THE MEMBERS OF             Mgmt          For
       THE SUPERVISORY BOARD FOR THE 2005 FINANCIAL
       YEAR.

05     THE APPOINTMENT OF THE INDEPENDENT AUDITOR AND            Mgmt          For
       THE GROUP AUDITOR FOR THE 2006 FINANCIAL YEAR.

06     AUTHORIZING THE CORPORATION TO PURCHASE AND               Mgmt          For
       USE ITS OWN SHARES INCLUDING USE WITH THE EXCLUSION
       OF SUBSCRIPTION RIGHTS.

07     THE CREATION OF AUTHORIZED CAPITAL 2006 FOR               Mgmt          For
       CASH AND/OR NON-CASH CONTRIBUTIONS.

08     APPROVAL OF THE SPLIT-OFF AND SHARE TRANSFER              Mgmt          For
       AGREEMENT WITH T-SYSTEMS BUSINESS SERVICES
       GMBH.

09     THE APPROVAL OF THE CONTROL AND PROFIT AND LOSS           Mgmt          For
       TRANSFER AGREEMENT WITH SCS PERSONALBERATUNG
       GMBH.

10     THE APPROVAL OF THE CONTROL AND PROFIT AND LOSS           Mgmt          For
       TRANSFER AGREEMENT WITH CASPAR TELEKOMMUNIKATIONSDIENSTE
       GMBH.

11     THE APPROVAL OF THE CONTROL AND PROFIT AND LOSS           Mgmt          For
       TRANSFER AGREEMENT WITH MELCHIOR TELEKOMMUNIKATIONSDIENSTE
       GMBH.

12     THE APPROVAL OF THE CONTROL AND PROFIT AND LOSS           Mgmt          For
       TRANSFER AGREEMENT WITH BALTHASAR TELEKOMMUNIKATIONSDIENSTE
       GMBH.

13     APPROVAL OF THE CONTROL AGREEMENT WITH T-COM              Mgmt          For
       INNOVATIONSGESELLSCHAFT MBH.

14     THE AMENDMENT OF SECTIONS 14 (2) AND (16) OF              Mgmt          For
       THE ARTICLES OF INCORPORATION.

15     DIRECTOR
       DR. THOMAS MIROW                                          Mgmt          For
       MS. I MATTHAUS-MAIER                                      Mgmt          For
       DR. MATHIAS DOPFNER                                       Mgmt          For
       DR. W VON SCHIMMELMANN                                    Mgmt          For
       DR. H VON GRUNBERG                                        Mgmt          For
       MR. BERNHARD WALTER                                       Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 DEVELOPERS DIVERSIFIED REALTY CORP.                                                         Agenda Number:  932469186
--------------------------------------------------------------------------------------------------------------------------
        Security:  251591103
    Meeting Type:  Annual
    Meeting Date:  09-May-2006
          Ticker:  DDR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       DEAN S. ADLER                                             Mgmt          For                            For
       TERRANCE R. AHERN                                         Mgmt          For                            For
       MOHSEN ANVARI                                             Mgmt          For                            For
       ROBERT H. GIDEL                                           Mgmt          For                            For
       VICTOR B. MACFARLANE                                      Mgmt          For                            For
       CRAIG MACNAB                                              Mgmt          For                            For
       SCOTT D. ROULSTON                                         Mgmt          For                            For
       BARRY A. SHOLEM                                           Mgmt          For                            For
       WILLIAM B. SUMMERS, JR.                                   Mgmt          For                            For
       SCOTT A. WOLSTEIN                                         Mgmt          For                            For

02     TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS         Mgmt          For                            For
       LLP AS THE COMPANY S INDEPENDENT ACCOUNTANTS
       FOR THE COMPANY S FISCAL YEAR ENDING DECEMBER
       31, 2006.




--------------------------------------------------------------------------------------------------------------------------
 DIAGEO PLC                                                                                  Agenda Number:  700808023
--------------------------------------------------------------------------------------------------------------------------
        Security:  G42089113
    Meeting Type:  AGM
    Meeting Date:  18-Oct-2005
          Ticker:
            ISIN:  GB0002374006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  and the Auditors  reports          Mgmt          For                            For
       and the accounts for the YE 30 JUN 2005

2.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 30 JUN 2005

3.     Declare a final dividend on the ordinary shares           Mgmt          For                            For

4.     Re-elect Mr. Lord Blyth of Rowington as a Director,       Mgmt          For                            For
       who retires by rotation

5.     Re-elect Ms. M. Lilja as a Director, who retires          Mgmt          For                            For
       by rotation

6.     Re-elect Mr. W.S. Shannahan as a Director, who            Mgmt          For                            For
       retires by rotation

7.     Elect Dr. F.B. Humer as a Director                        Mgmt          For                            For

8.     Re-appoint KPMG Audit PLC as the Auditor of               Mgmt          For                            For
       the Company until the conclusion of the next
       general meeting at which accounts are laid
       before the Company and authorize the Directors
       to determine the Auditors remuneration

9.     Approve, in substitution for all other such               Mgmt          For                            For
       authorities, to renew the power conferred on
       the Directors by Paragraph 4.2 of Article 4
       of the Company s Articles of Association for
       a period expiring at the conclusion of the
       next AGM of the Company or on 17 JAN 2007,
       whichever is earlier and for such period the
       maximum amount of relevant securities which
       the Directors may so allot in accordance with
       Paragraph 4.2 of Article 4  Section 80 prescribed
       amount  referred to in Article 4.2  shall be
       GBP 291, 272, 000

S.10   Authorize the Directors, for the purpose of               Mgmt          For                            For
       paragraph 4.3 of Article 4 of the Company s
       Article of Association, pursuant to Section
       95 of the Companies Act 1985  as amended ,
       to allot equity securities  Section 94 of that
       Act  for cash pursuant to the authority conferred
       by the previous resolution and/or where such
       allotment constitutes an allotment of equity
       securities by virtue of Section 94(3A) of that
       Act, as if Section 89(1) of that Act did not
       apply, provided that this power is limited
       to the allotment of equity securities;  Authority
       expires at the earlier of the conclusion of
       the AGM of the Company or on 17 JAN 2007 ;
       and the Directors may so allot in accordance
       with Paragraph 4.4(c) of Article 4  the Section
       95 prescribed amount referred to in Paragraph
       4.4(c) of Article 4  shall be GBP 44,132,121

S.11   Authorize the Company to make market purchases            Mgmt          For                            For
       Section 163 of the Companies Act 1985  as
       amended   of up to 305,041,222 of its ordinary
       shares of 28 101/108 pence each, at a minimum
       price of 28 101/108 pence and the maximum price
       which may be paid is an amount equal to 105%
       of the average middle market quotations for
       an ordinary shares as derived from the London
       Stock Exchange Daily Official List, over the
       previous 5 business days;  Authority expires
       at the earlier of the conclusion of the next
       AGM or on 17 JAN 2007 ; the Company, before
       the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

12.    Authorized the Company for the purpose of Section         Mgmt          For                            For
       347C of the Companies Act 1985  as amended
       , to make donations to EU political organizations
       Section 347A of that Act  not exceeding GBP
       200,000 in total; and to incur EU political
       expenditure  Section 347A of the Act  not exceeding
       GBP 200,000 in total, during the period beginning
       with the date of passing this resolution and
       end of the next AGM of the Company or on 17
       JAN 2007, whichever is the sooner, in any event
       the aggregate amount of donations made and
       political expenditure incurred by the Company
       pursuant to this resolution shall not exceed
       GBP 200,000

S.13   Adopt the new Articles of Association produced            Mgmt          For                            For
       to the meeting and initiated by the Chairman
       for the purpose of identification as the Articles
       of Association of the Company in substitution
       for and to the exclusion of the Company s existing
       Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 DIXONS GROUP PLC                                                                            Agenda Number:  700786380
--------------------------------------------------------------------------------------------------------------------------
        Security:  G27806101
    Meeting Type:  AGM
    Meeting Date:  07-Sep-2005
          Ticker:
            ISIN:  GB0000472455
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and the Statutory        Mgmt          For                            For
       reports

2.     Approve the final dividend of 6.22 pence per              Mgmt          For                            For
       ordinary share

3.     Re-elect Mr. David Longbottom as a Director               Mgmt          For                            For

4.     Re-elect Mr. Andrew Lynch as a Director                   Mgmt          For                            For

5.     Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            For
       of the Company

6.     Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the Auditors

7.     Approve the remuneration report                           Mgmt          For                            For

8.     Approve to make donations to EU political organization    Mgmt          For                            For
       donations and incur EU political expenditure
       up to an aggregate nominal amount of GBP 25,000

9.     Approve to change the name of the Company to              Mgmt          For                            For
       DSG International PLC

10.    Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities with pre-emptive rights up to an
       aggregate nominal amount of GBP 15,608,906

S.11   Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities without pre-emptive rights up to
       an aggregate nominal amount of GBP 2,341,336

S.12   Grant authority to make market purchase of 187,000,000    Mgmt          For                            For
       ordinary shares




--------------------------------------------------------------------------------------------------------------------------
 DNB NOR ASA                                                                                 Agenda Number:  700916046
--------------------------------------------------------------------------------------------------------------------------
        Security:  R1812S105
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  NO0010031479
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE.

1.     Amend the Articles to specify that Control Committee      Mgmt          For                            For
       Chairman and Vice-Chairman are elected by the
       general meeting

2.     Elect Messrs. Wenche Agerup, Nils Bastiansen,             Mgmt          For                            For
       Jan Dyvi, Toril Eidesvik, Harbjoern Hansson,
       Eldbjoerg Loewer, Dag Opedal, Arthur Sletteberg,
       Tove Storroedvann, Hanne Wiig and Tomas Leire
       as Members of the Committee of Representatives
       and 6 Deputy Members

3.     Re-elect Messrs. Trond Mohn, Per Moeller and              Mgmt          For                            For
       Benedicte Schilbred as new Members of the Nominating
       Committee

4.     Approve the financial statements, allocation              Mgmt          Abstain                        Against
       of income and dividends of NOK 3.50 per share
       and approve Group contributions in the amount
       of NOK 1,458 million to Subsidiary Vital Forsakring
       ASA

5.     Approve the remuneration of the Auditors in               Mgmt          For                            For
       the amount of NOK 450,000 for 2006

6.     Approve the remuneration of the Members of the            Mgmt          For                            For
       Control Committee in the amount of NOK 290,000
       for Chairman, NOK 210,000 for Vice-Chairman
       and NOK 180,000 for other Members

7.     Grant authority the repurchase of up to 10%               Mgmt          For                            For
       of issued share capital




--------------------------------------------------------------------------------------------------------------------------
 DOMINION RESOURCES, INC.                                                                    Agenda Number:  932453032
--------------------------------------------------------------------------------------------------------------------------
        Security:  25746U109
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2006
          Ticker:  D
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       PETER W. BROWN                                            Mgmt          For                            For
       RONALD J. CALISE                                          Mgmt          For                            For
       THOS. E. CAPPS                                            Mgmt          For                            For
       GEORGE A. DAVIDSON, JR.                                   Mgmt          For                            For
       THOMAS F. FARRELL, II                                     Mgmt          For                            For
       JOHN W. HARRIS                                            Mgmt          For                            For
       ROBERT S. JEPSON, JR.                                     Mgmt          For                            For
       MARK J. KINGTON                                           Mgmt          For                            For
       BENJAMIN J. LAMBERT III                                   Mgmt          For                            For
       RICHARD L. LEATHERWOOD                                    Mgmt          For                            For
       MARGARET A. MCKENNA                                       Mgmt          For                            For
       FRANK S. ROYAL                                            Mgmt          For                            For
       S. DALLAS SIMMONS                                         Mgmt          For                            For
       DAVID A. WOLLARD                                          Mgmt          For                            For

02     RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS            Mgmt          For                            For
       FOR THE 2006 FINANCIAL STATEMENTS.

03     SHAREHOLDER PROPOSAL - MAJORITY VOTE STANDARD             Shr           Against                        For

04     SHAREHOLDER PROPOSAL - ENVIRONMENTAL REPORT               Shr           Against                        For

05     SHAREHOLDER PROPOSAL - RETIREMENT BENEFITS                Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 DTE ENERGY COMPANY                                                                          Agenda Number:  932465051
--------------------------------------------------------------------------------------------------------------------------
        Security:  233331107
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2006
          Ticker:  DTE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ALFRED R. GLANCY III                                      Mgmt          For                            For
       JOHN E. LOBBIA                                            Mgmt          For                            For
       EUGENE A. MILLER                                          Mgmt          For                            For
       CHARLES W. PRYOR, JR.                                     Mgmt          For                            For
       JOE W. LAYMON                                             Mgmt          For                            For

02     TO APPROVE THE ADOPTION OF THE DTE ENERGY COMPANY         Mgmt          For                            For
       2006 LONG-TERM INCENTIVE PLAN

03     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM             Mgmt          For                            For
       DELOITTE & TOUCHE LLP




--------------------------------------------------------------------------------------------------------------------------
 DUKE ENERGY CORPORATION                                                                     Agenda Number:  932437785
--------------------------------------------------------------------------------------------------------------------------
        Security:  264399106
    Meeting Type:  Special
    Meeting Date:  10-Mar-2006
          Ticker:  DUK
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE AGREEMENT AND PLAN OF MERGER              Mgmt          For                            For
       AND THE MERGERS.




--------------------------------------------------------------------------------------------------------------------------
 E. I. DU PONT DE NEMOURS AND COMPANY                                                        Agenda Number:  932457612
--------------------------------------------------------------------------------------------------------------------------
        Security:  263534109
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2006
          Ticker:  DD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ALAIN J.P. BELDA                                          Mgmt          For                            For
       RICHARD H. BROWN                                          Mgmt          For                            For
       CURTIS J. CRAWFORD                                        Mgmt          For                            For
       JOHN T. DILLON                                            Mgmt          For                            For
       ELEUTHERE I. DU PONT                                      Mgmt          For                            For
       CHARLES O. HOLLIDAY, JR                                   Mgmt          For                            For
       LOIS D. JULIBER                                           Mgmt          For                            For
       MASAHISA NAITOH                                           Mgmt          For                            For
       SEAN O'KEEFE                                              Mgmt          For                            For
       WILLIAM K. REILLY                                         Mgmt          For                            For
       CHARLES M. VEST                                           Mgmt          For                            For

02     ON RATIFICATION OF INDEPENDENT REGISTERED PUBLIC          Mgmt          For                            For
       ACCOUNTING FIRM

03     ON EXECUTIVE COMPENSATION                                 Shr           Against                        For

04     ON GENETICALLY MODIFIED FOOD                              Shr           Against                        For

05     ON PERFORMANCE-BASED COMPENSATION                         Shr           For                            Against

06     ON PFOA                                                   Shr           Against                        For

07     ON CHEMICAL FACILITY SECURITY                             Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 E.ON AG                                                                                     Agenda Number:  932464415
--------------------------------------------------------------------------------------------------------------------------
        Security:  268780103
    Meeting Type:  Annual
    Meeting Date:  04-May-2006
          Ticker:  EON
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     APPROPRIATION OF THE BALANCE SHEET INCOME FROM            Mgmt          For                            For
       THE 2005 FINANCIAL YEAR

03     DISCHARGE OF THE BOARD OF MANAGEMENT FOR THE              Mgmt          For                            For
       2005 FINANCIAL YEAR

04     DISCHARGE OF THE SUPERVISORY BOARD FOR THE 2005           Mgmt          For                            For
       FINANCIAL YEAR

05     AUTHORIZATION TO ACQUIRE AND USE OWN SHARES               Mgmt          For                            For

06     CONSENT TO THE AGREEMENT ON DOMINATION AND DISTRIBUTION   Mgmt          For                            For
       OF PROFITS AND LOSSES BETWEEN THE COMPANY AND
       E.ON ZWOLFTE VERWALTUNGS GMBH

07     CONSENT TO THE AGREEMENT ON DOMINATION AND DISTRIBUTION   Mgmt          For                            For
       OF PROFITS AND LOSSES BETWEEN THE COMPANY AND
       E.ON DREIZEHNTE VERWALTUNGS GMBH

08     CHANGE OF THE ARTICLES OF ASSOCIATION REGARDING           Mgmt          For                            For
       THE SHAREHOLDERS  RIGHT TO SPEAK AND ASK QUESTIONS
       DUE TO THE INSERTION OF SECTION 131 PARAGRAPH
       2 SENTENCE 2 GERMAN STOCK CORPORATION ACT (AKTG)
       THROUGH THE LAW ON CORPORATE INTEGRITY AND
       MODERNIZATION OF THE RIGHT OF AVOIDANCE (UMAG)

09     ELECTION OF THE AUDITORS FOR THE 2006 FINANCIAL           Mgmt          For                            For
       YEAR




--------------------------------------------------------------------------------------------------------------------------
 EDISON INTERNATIONAL                                                                        Agenda Number:  932455733
--------------------------------------------------------------------------------------------------------------------------
        Security:  281020107
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2006
          Ticker:  EIX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J.E. BRYSON                                               Mgmt          For                            For
       F.A. CORDOVA                                              Mgmt          For                            For
       C.B. CURTIS                                               Mgmt          For                            For
       B.M. FREEMAN                                              Mgmt          For                            For
       B. KARATZ                                                 Mgmt          For                            For
       L.G. NOGALES                                              Mgmt          For                            For
       R.L. OLSON                                                Mgmt          For                            For
       J.M. ROSSER                                               Mgmt          For                            For
       R.T. SCHLOSBERG, III                                      Mgmt          For                            For
       R.H. SMITH                                                Mgmt          For                            For
       T.C. SUTTON                                               Mgmt          For                            For

02     MANAGEMENT PROPOSAL TO AMEND ARTICLES OF INCORPORATION    Mgmt          For                            For
       TO ELIMINATE ARTICLE FIFTH, THE  FAIR PRICE
       PROVISION.

03     SHAREHOLDER PROPOSAL ON  SIMPLE MAJORITY VOTE             Shr           For                            Against
       .




--------------------------------------------------------------------------------------------------------------------------
 EIRCOM GROUP PLC                                                                            Agenda Number:  700770678
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3087T109
    Meeting Type:  AGM
    Meeting Date:  25-Jul-2005
          Ticker:
            ISIN:  GB0034341890
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            For
       the financial statements and the Independent
       Auditors  report on the financial statements
       the report and accounts  for the FYE 31 MAR
       2005

2.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the FYE 31 MAR 2005

3.     Re-elect Sir Anthony John Francis O  Reilly               Mgmt          For                            For
       as a Director

4.     Re-elect Mr. Con Scanlon as a Director                    Mgmt          For                            For

5.     Re-elect Dr. Philip Michael Gerard Nolan as               Mgmt          For                            For
       a Director

6.     Re-elect Mr. Maurice Alan Pratt as a Director             Mgmt          For                            For

7.     Re-elect Mr. Padraic Joseph O  Connor as a Director       Mgmt          For                            For

8.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company

9.     Authorize the Directors to determine the remuneration     Mgmt          For                            For
       of the Auditors

10.    Declare a final dividend for the YE 31 MAR 2005,          Mgmt          For                            For
       of 6 cent per issued ordinary shares

11.    Approve to renew the authority conferred on               Mgmt          Against                        Against
       the Directors, by the Article 12 of the Company
       s Articles of Association for a period expiring
       on the earlier of 15 months and the conclusion
       of the next AGM, and for that prescribed period
       the Section80 amount shall be GBP 25,044,325;
       being one-third of the issued ordinary share
       capital of the Company

S.12   Approve to renew the authority conferred on               Mgmt          Against                        Against
       the Directors by the Article 13 of the Company
       s Articles of Association for a period expiring
       on the earlier of 15 months and the conclusion
       of the next AGM, and for that prescribed period
       the Section89 amount shall be GBP 3,756,649;
       being 5% of the issued ordinary share capital
       of the Company exclusive of treasury shares
       held by the Company

S.13   Authorize the Company to purchase its own fully-paid      Mgmt          For                            For
       a maximum aggregate number of 75,132,974 ordinary
       shares of GBP 0.10 each by way of market purchases
       Section 163(3) of the UK Companies Act 1985
       , at a minimum price of GBP 0.10 per share
       and not more than 5% above the average market
       value for such shares derived from the London
       Stock Exchange Daily Official List, over the
       previous 5 business days;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or 15 months ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares of GBP 0.10 each where the
       purchase will or may be completed, either wholly
       or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 EIRCOM GROUP PLC                                                                            Agenda Number:  700799464
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3087T109
    Meeting Type:  EGM
    Meeting Date:  15-Sep-2005
          Ticker:
            ISIN:  GB0034341890
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the acquisition of the entire issued              Mgmt          For                            For
       share capital of Western Wireless International
       Ireland LLC, the, holding company of Meteor
       Mobile Communications Limited, pursuant to
       the share purchase agreement between, amongst
       others, Eircom Group plc and Western Wireless
       International Holding Corporation, dated 25
       JUL 2005  the  Acquisition Agreement   and
       the associated and ancillary arrangements contemplated
       by the Acquisition Agreement as specified and
       authorize the Directors of the Company  or
       any duly authorized Committee thereof  to take
       all such steps as may be necessary or desirable
       in relation thereto and to implement the same
       with such non-material modifications, variations,
       revisions, waivers or amendments as the Directors
       or: any such Committee may deem necessary,
       expedient or appropriate

2.     Authorize the Directors, for the purposes of              Mgmt          For                            For
       Section 80 of the UK Companies Act 1985  the
       Act  , to exercise all the powers of the Company
       to allot relevant securities  within the meaning
       of Section 80(2) of the Act  up to an aggregate
       nominal amount equal to GBP 31.4 million in
       connection with the rights issue  as specified
       ;  Authority expires at the conclusion of the
       AGM of the Company or 15 months  ; and the
       Directors may allot relevant securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry




--------------------------------------------------------------------------------------------------------------------------
 EKORNES ASA                                                                                 Agenda Number:  700948889
--------------------------------------------------------------------------------------------------------------------------
        Security:  R20126109
    Meeting Type:  OGM
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  NO0003035305
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU

1.     Approve the invitations and the agenda                    Mgmt          For                            For

2.     Elect the Meeting Chair                                   Mgmt          For                            For

3.     Receive the 2005 annual report and the accounts           Mgmt          For                            For

4.     Approve the remuneration of the Board Members,            Mgmt          For                            For
       the Auditor and the Election Committee

5.     Elect the Board Members                                   Mgmt          For                            For

6.     Grant authority to purchase up to 1% of the               Mgmt          For                            For
       Company s own shares in connection with the
       Employees Bonus Scheme for 2006




--------------------------------------------------------------------------------------------------------------------------
 ELECTRICITE DE FRANCE EDF                                                                   Agenda Number:  700859133
--------------------------------------------------------------------------------------------------------------------------
        Security:  F2940H113
    Meeting Type:  MIX
    Meeting Date:  14-Feb-2006
          Ticker:
            ISIN:  FR0010242511
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Registered Shares: 1 to 5 days prior to the               Non-Voting    No vote
       meeting date, depends on company s by-Laws.Bearer
       Shares: 6 days prior to the meeting date. French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian. Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions. The following
       applies to Non-Resident Shareowners: Proxy
       Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

1.     Approve the resignation of Mr. Pierre Gadonneix           Mgmt          For                            For
       as Administrator and appoint Mr. Pierre Gadonneix
       as a Administrator until 22 NOV 2009

2.     Approve the resignation of Mr. Frank E. Dangeard          Mgmt          For                            For
       as Administrator and appoint Mr. Frank E. Dangeard
       as a Administrator until 22 NOV 2009

3.     Approve the resignation of Mr. Daniel Foundoulis          Mgmt          For                            For
       as Administrator and appoint Mr. Daniel Foundoulis
       as a Administrator until 22 NOV 2009

4.     Approve the resignation of Mr. Claude Moreau              Mgmt          For                            For
       as Administrator and appoint Mr. Claude Moreau
       as a Administrator until 22 NOV 2009

5.     Approve the resignation of Mr. Henri Proglio              Mgmt          For                            For
       as Administrator and appoint Mr. Henri Proglio
       as a Administrator until 22 NOV 2009

6.     Approve the resignation of Mr. Louis Schweitzer           Mgmt          For                            For
       as Administrator and appoint Mr. Louis Schweitzer
       as a Administrator until 22 NOV 2009

7.     Amend the Articles 3, 6, 9, 10, 13, 14, 15,               Mgmt          Abstain                        Against
       18, 20, 21 and cancel the Article 29 of the
       By-Laws

8.     Grant all powers to the bearer of a copy or               Mgmt          Abstain                        Against
       an extract of the minutes of the present to
       accomplish all deposits and publications prescribed
       by Law




--------------------------------------------------------------------------------------------------------------------------
 ELECTRICITE DE FRANCE EDF                                                                   Agenda Number:  700958133
--------------------------------------------------------------------------------------------------------------------------
        Security:  F2940H113
    Meeting Type:  OGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  FR0010242511
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France. Please            Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.  French Resident
       Shareowners must complete, sign and forward
       the Proxy Card directly to the sub custodian.
       Please contact your Client Service Representative
       to obtain the necessary card, account details
       and directions.   The following applies to
       Non-Resident Shareowners:   Proxy Cards: ADP
       will forward voting instructions to the Global
       Custodians that have become Registered Intermediaries,
       on ADP Vote Deadline Date. In capacity as Registered
       Intermediary, the Global Custodian will sign
       the Proxy Card and forward to the local custodian.
       If you are unsure whether your Global Custodian
       acts as Registered Intermediary, please contact
       ADP.  Trades/Vote Instructions: Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

1.     Receive the management report of the Board of             Mgmt          For                            For
       Directors and the reports of the Auditors,
       and approve the Company s financial statements
       and the balance sheet for the YE 31 DEC 2005,
       as presented, showing income of EUR 3,532,205,705.47;
       the charges and expenses that were not tax-deductible
       of EUR 708,680.00 with a corresponding tax
       of EUR 247,604.00

2.     Receive the Management report of the Board of             Mgmt          For                            For
       Directors and the Statutory Auditors  report
       and approve the consolidated financial statements
       for the said FY, in the form presented to the
       meeting

3.     Receive the report of the Board of Directors              Mgmt          For                            For
       and the report of the Auditors on the financial
       statements and acknowledge the amount of EUR
       10,028,077,258.00 recorded as a deficit in
       retained earnings and decides to clear said
       account through a deduction: of EUR 7,316,100,000.00
       from the special reserve account and of EUR
       970,274,378.75 from the miscellaneous reserves,
       consequently to these deductions, the said
       accounts are cleared and that an amount of
       EUR 1,741,702,879.25 is now recorded as a deficit
       in retained earnings; the shareholders  meeting
       decides to clear this negative balance, i.e.
       EUR 1,741,702,879.25 through a deduction from
       the earnings for the FY amounting to EUR 3,532,205,705.47;
       following this deduction, the available income
       will amount to EUR 1,790,502,826.22; to allocate
       EUR 60,979,144.93 to the legal reserve so that
       it represents one tenth of the share capital,
       i.e. EUR 91,108,554.50; following this appropriation,
       the distributable income amounts to EUR 1,729,523,681.29;
       the shareholders will receive a net dividend
       of EUR 0.79 per share and the distributable
       income balance will be allocated to the retained
       earnings account; the dividend will be paid
       within 30 days as from the present meeting;
       consequently, the maximum overall dividend
       amounts to EUR 1,439,515,161.10; shares held
       by the Company on such date will not be entitled
       to the dividend; and delegates all powers to
       the Board of Directors to determine the overall
       amount of the dividend and consequently, the
       amount of the distributable income balance,
       which will be allocated to the retained earnings
       account; the whole dividend will entitle natural
       persons domiciled in France to the 40% allowance
       provided by the French Tax Code

4.     Approve the special report of the Auditors on             Mgmt          For                            For
       Agreements governed by Article L. 225-38 of
       the French Commercial Code, the said report
       and the Agreements referred to therein

5.     Approve to award total annual fees of EUR 165,000.00      Mgmt          For                            For
       to the Members of the Board of Directors

6.     Authorize the Board of Directors to purchase              Mgmt          For                            For
       Company s shares on the stock market, subject
       to the following conditions: maximum purchase
       price for each share: EUR 66.00, maximum number
       of shares to be acquired: 10% of the shares
       comprising the share capital, maximum funds
       invested in the share buybacks: EUR 2,000,000,000.00;
       this authorization is given for a period 18
       months of and terminates the fraction unused
       of the; authorization granted by the combined
       shareholders  meeting of 10 OCT 2005 in its
       Resolution No. 1; the number of shares acquired
       by the Company with a view to their retention
       or their subsequent delivery in payment or
       exchange as part of a merger, divestment or
       capital contribution cannot exceed 5 % of its
       capital; and delegates all powers to the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

7.     Approve to grant full powers to the bearer of             Mgmt          For                            For
       an original, a copy or extract of the minutes
       of this meeting to carry out all filings, publications
       and other formalities prescribed by Law




--------------------------------------------------------------------------------------------------------------------------
 ELECTROCOMPONENTS PLC                                                                       Agenda Number:  700866291
--------------------------------------------------------------------------------------------------------------------------
        Security:  G29848101
    Meeting Type:  EGM
    Meeting Date:  01-Feb-2006
          Ticker:
            ISIN:  GB0003096442
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Electrocomponents Long Term Incentive         Mgmt          For                            For
       Plan  LTIP  as specified and to be constituted
       by the draft rules produced to the EGM and
       authorize the Directors: i) to make such modifications
       as they consider necessary to take account
       of the requirements of the Financial Services
       Authority and best practice and to adopt the
       LTIP as so modified and do all acts and things
       necessary to operate the LTIP; and ii) to implement
       and establish for the benefit of employees
       overseas further plans based on LTIP subject
       to such modifications as may be necessary to
       take account of local tax, exchange controls
       or securities laws in overseas territories,
       provided that any shares made available under
       such further plans are treated as counting
       towards the limits on overall participation
       in the LTIP

2.     Approve the Electrocomponents Executive Incentive         Mgmt          For                            For
       Plan  EIP  as specified and to be constituted
       by the draft EIP rules produced to the EGM
       and, for the purpose of identification, initialed
       by the Chairman  and authorize the Directors
       to make such modifications as they consider
       necessary to take account of the requirements
       of the Financial Services Authority and best
       practice and to adopt the EIP as so modified
       and do all acts and things necessary to operate
       the EIP




--------------------------------------------------------------------------------------------------------------------------
 EMERSON ELECTRIC CO.                                                                        Agenda Number:  932425728
--------------------------------------------------------------------------------------------------------------------------
        Security:  291011104
    Meeting Type:  Annual
    Meeting Date:  07-Feb-2006
          Ticker:  EMR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       A. A. BUSCH III                                           Mgmt          For                            For
       A. F. GOLDEN                                              Mgmt          For                            For
       V. R. LOUCKS, JR.                                         Mgmt          For                            For
       J. B. MENZER                                              Mgmt          For                            For

02     APPROVAL OF THE EMERSON ELECTRIC CO. 2006 INCENTIVE       Mgmt          For                            For
       SHARES PLAN.

03     RATIFICATION OF INDEPENDENT REGISTERED PUBLIC             Mgmt          For                            For
       ACCOUNTING FIRM.

04     THE STOCKHOLDER PROPOSAL ON SEVERANCE AGREEMENTS          Shr           For                            Against
       DESCRIBED IN THE PROXY STATEMENT.




--------------------------------------------------------------------------------------------------------------------------
 ENBRIDGE INC MEDIUM TERM NTS  CDS-                                                          Agenda Number:  700916022
--------------------------------------------------------------------------------------------------------------------------
        Security:  29250N105
    Meeting Type:  AGM
    Meeting Date:  03-May-2006
          Ticker:
            ISIN:  CA29250N1050
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. David A. Arledge as a Director                  Mgmt          For                            For

1.2    Elect Mr. James J. Blanchard as a Director                Mgmt          For                            For

1.3    Elect Mr. J. Lorne Braithwaite as a Director              Mgmt          For                            For

1.4    Elect Mr. Patrick D. Daniel as a Director                 Mgmt          For                            For

1.5    Elect Ms. E. Susan Evans as a Director                    Mgmt          For                            For

1.6    Elect Mr. William R. Fatt as a Director                   Mgmt          For                            For

1.7    Elect Mr. David A. Leslie as a Director                   Mgmt          For                            For

1.8    Elect Mr. Robert W. Martin as a Director                  Mgmt          For                            For

1.9    Elect Mr. George K. Petty as a Director                   Mgmt          For                            For

1.10   Elect Mr. Charles E. Shultz as a Director                 Mgmt          For                            For

1.11   Elect Mr. Donald J. Taylor as a Director                  Mgmt          For                            For

1.12   Elect Mr. Dan C. Tutcher as a Director                    Mgmt          For                            For

2.     Appoint PricewaterhouseCoopers LLP as the Auditors        Mgmt          For                            For
       and authorize the Board to fix the remuneration
       of the Auditors




--------------------------------------------------------------------------------------------------------------------------
 ENERGY EAST CORPORATION                                                                     Agenda Number:  932515793
--------------------------------------------------------------------------------------------------------------------------
        Security:  29266M109
    Meeting Type:  Annual
    Meeting Date:  08-Jun-2006
          Ticker:  EAS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES H. BRANDI                                           Mgmt          For                            For
       JOHN T. CARDIS                                            Mgmt          For                            For
       JOSEPH J. CASTIGLIA                                       Mgmt          For                            For
       LOIS B. DEFLEUR                                           Mgmt          For                            For
       G. JEAN HOWARD                                            Mgmt          For                            For
       DAVID M. JAGGER                                           Mgmt          For                            For
       SETH A. KAPLAN                                            Mgmt          For                            For
       BEN E. LYNCH                                              Mgmt          For                            For
       PETER J. MOYNIHAN                                         Mgmt          For                            For
       WALTER G. RICH                                            Mgmt          For                            For
       WESLEY W. VON SCHACK                                      Mgmt          For                            For

02     TO APPROVE AMENDMENTS TO THE COMPANY S CERTIFICATE        Mgmt          For                            For
       OF INCORPORATION TO ELIMINATE SHAREHOLDER SUPER
       MAJORITY VOTING PROVISIONS.

03     TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS       Mgmt          For                            For
       LLP AS THE COMPANY S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR 2006.




--------------------------------------------------------------------------------------------------------------------------
 ENI SPA, ROMA                                                                               Agenda Number:  700944401
--------------------------------------------------------------------------------------------------------------------------
        Security:  T3643A145
    Meeting Type:  MIX
    Meeting Date:  23-May-2006
          Ticker:
            ISIN:  IT0003132476
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       24 MAY 2006  AND A THIRD CALL ON 26 MAY 2006
       . CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED.  THANK YOU

O.1    Approve the balance sheet and the consolidated            Mgmt          For                            For
       balance sheet as of 31 DEC 2005 and the Board
       of Directors, Internal and External Auditors
       reports

O.2    Approve the net income allocation                         Mgmt          For                            For

O.3    Grant authority to purchase own shares and withdrawal,    Mgmt          For                            For
       for the part not yet executed and this authority
       was approved by the shareholders  meeting held
       on 27 MAY 2005

O.4    Approve the Stock Option Plan for the term 2006-2008      Mgmt          For                            For
       and grant authority to dispose own shares in
       favour of the Plan

O.5    Approve the subscription of a Directors  and              Mgmt          For                            For
       Officers  Liability insurance in favour of
       Eni Directors and the Internal Auditors

E.1    Amend Articles 13, Paragraph 1, 17, Paragraph             Mgmt          For                            For
       3, 24, Paragraph 1, and 28, Paragraphs 2 and
       4, of the By Laws




--------------------------------------------------------------------------------------------------------------------------
 ENTERGY CORPORATION                                                                         Agenda Number:  932467500
--------------------------------------------------------------------------------------------------------------------------
        Security:  29364G103
    Meeting Type:  Annual
    Meeting Date:  12-May-2006
          Ticker:  ETR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       M.S. BATEMAN                                              Mgmt          For                            For
       W.F. BLOUNT                                               Mgmt          For                            For
       S.D. DEBREE                                               Mgmt          For                            For
       G.W. EDWARDS                                              Mgmt          For                            For
       A.M. HERMAN                                               Mgmt          For                            For
       D.C. HINTZ                                                Mgmt          For                            For
       J.W. LEONARD                                              Mgmt          For                            For
       S.L. LEVENICK                                             Mgmt          For                            For
       R. V.D. LUFT                                              Mgmt          For                            For
       J.R. NICHOLS                                              Mgmt          For                            For
       W.A. PERCY, II                                            Mgmt          For                            For
       W.J. TAUZIN                                               Mgmt          For                            For
       S.V. WILKINSON                                            Mgmt          For                            For

02     APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION        Mgmt          For                            For
       TO ELIMINATE SUPERMAJORITY VOTE REQUIREMENT
       WITH RESPECT TO THE REMOVAL OF DIRECTORS.

03     APPROVAL OF 2007 EQUITY OWNERSHIP AND LONG TERM           Mgmt          Against                        Against
       CASH INCENTIVE PLAN.

04     RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED     Mgmt          For                            For
       PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING
       2006.

05     SHAREHOLDER PROPOSAL REGARDING MAJORITY ELECTION          Shr           Against                        For
       OF DIRECTORS.




--------------------------------------------------------------------------------------------------------------------------
 EQUITABLE RESOURCES, INC.                                                                   Agenda Number:  932447762
--------------------------------------------------------------------------------------------------------------------------
        Security:  294549100
    Meeting Type:  Annual
    Meeting Date:  12-Apr-2006
          Ticker:  EQT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       THOMAS A. MCCONOMY                                        Mgmt          For                            For
       BARBARA S. JEREMIAH                                       Mgmt          For                            For
       LEE T. TODD, JR., PH.D.                                   Mgmt          For                            For

02     RATIFY APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT    Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTANTS

03     CONSIDER AND APPROVE THE AMENDMENT AND CONTINUATION       Mgmt          For                            For
       OF THE EXECUTIVE SHORT-TERM INCENTIVE PLAN




--------------------------------------------------------------------------------------------------------------------------
 EQUITY OFFICE PROPERTIES TRUST                                                              Agenda Number:  932498492
--------------------------------------------------------------------------------------------------------------------------
        Security:  294741103
    Meeting Type:  Annual
    Meeting Date:  24-May-2006
          Ticker:  EOP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MARILYN A. ALEXANDER                                      Mgmt          For                            For
       THOMAS E. DOBROWSKI                                       Mgmt          For                            For
       WILLIAM M. GOODYEAR                                       Mgmt          For                            For
       JAMES D. HARPER, JR.                                      Mgmt          For                            For
       RICHARD D. KINCAID                                        Mgmt          For                            For
       SHELI Z. ROSENBERG                                        Mgmt          For                            For
       STEPHEN I. SADOVE                                         Mgmt          For                            For
       SALLY SUSMAN                                              Mgmt          For                            For
       J.H.W.R. VAN DER VLIST                                    Mgmt          For                            For
       SAMUEL ZELL                                               Mgmt          For                            For

02     RATIFICATION OF THE AUDIT COMMITTEE S APPOINTMENT         Mgmt          For                            For
       OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.




--------------------------------------------------------------------------------------------------------------------------
 EQUITY RESIDENTIAL                                                                          Agenda Number:  932499139
--------------------------------------------------------------------------------------------------------------------------
        Security:  29476L107
    Meeting Type:  Annual
    Meeting Date:  25-May-2006
          Ticker:  EQR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN W. ALEXANDER                                         Mgmt          For                            For
       CHARLES L. ATWOOD                                         Mgmt          For                            For
       STEPHEN O. EVANS                                          Mgmt          For                            For
       JAMES D. HARPER, JR.                                      Mgmt          For                            For
       BOONE A. KNOX                                             Mgmt          For                            For
       DAVID J. NEITHERCUT                                       Mgmt          For                            For
       DESIREE G. ROGERS                                         Mgmt          For                            For
       SHELI Z. ROSENBERG                                        Mgmt          For                            For
       GERALD A. SPECTOR                                         Mgmt          For                            For
       B. JOSEPH WHITE                                           Mgmt          For                            For
       SAMUEL ZELL                                               Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF ERNST & YOUNG            Mgmt          For                            For
       LLP AS THE COMPANY S INDEPENDENT AUDITOR FOR
       THE YEAR ENDING DECEMBER 31, 2006.




--------------------------------------------------------------------------------------------------------------------------
 ESPRIT HOLDINGS LTD                                                                         Agenda Number:  700822794
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3122U129
    Meeting Type:  AGM
    Meeting Date:  02-Dec-2005
          Ticker:
            ISIN:  BMG3122U1291
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited consolidated              Mgmt          For                            For
       financial statements and the reports of the
       Directors and the Auditors of the Group for
       the YE 30 JUN 2005

2.     Approve a final dividend of 66 Hong Kong cents            Mgmt          For                            For
       for the YE 30 JUN 2005

3.     Approve a special dividend of 84 Hong Kong cents          Mgmt          For                            For
       for the YE 30 JUN 2005

4.I    Re-elect Mr. Michael Ying Lee Yuen as a Director          Mgmt          For                            For
       and authorize the Directors to fix their remuneration

4.II   Re-elect Mr. Thomas Johannes Grote as a Director          Mgmt          For                            For
       and authorize the Directors to fix their remuneration

4.III  Re-elect Mr. Raymond Or Ching Fai as a Director           Mgmt          For                            For
       and authorize the Directors to fix their remuneration

5.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       and authorize the Directors of the Company
       to fix their remuneration

6.     Authorize the Directors to purchase shares in             Mgmt          For                            For
       the capital of the Company during the relevant
       period, subject to and in accordance with all
       applicable laws and regulations, not exceeding
       10% of the total nominal amount of the share
       capital of the Company, and the total number
       of any securities which carry a right to subscribe
       for or purchase shares;  Authority expires
       the earlier of the conclusion of the next AGM
       or the expiration of the period within which
       the next AGM is required by the Bye-Laws of
       the Company or any applicable laws to be held

7.     Authorize the Directors of the Company to allot,          Mgmt          Against                        Against
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding 20% of the nominal
       amount of the share capital of the Company
       in issue on the date of passing of this resolution
       provided that the aggregate nominal amount
       of the shares of any class so allotted  or
       so agreed conditionally  or unconditionally
       to be allotted  pursuant to this resolution
       solely fore cash and unrelated to any asset
       acquisition shall not exceed 5% of the aggregate
       nominal amount of the shares of that class
       in issue at the date of passing this resolution
       or otherwise that pursuant to: i) a rights
       issue; or ii) any option scheme or similar
       arrangement of the Company for the granting
       or issuance of shares or rights to acquire
       shares; or iii) the exercise of any share option
       scheme or similar arrangement; or iv) any scrip
       dividend or similar arrangement providing for
       the allotment of shares in lieu of the whole
       or part of a dividend on shares of the Company
       in accordance with the Bye-Laws of the Company;
       Authority expires at the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required to be held by the Bye-Laws
       of the Company or any applicable laws to be
       held

8.     Approve, subject to the passing of Resolutions            Mgmt          Against                        Against
       6 and 7, to extend the general mandate granted
       to the Directors to allot, issue and deal with
       the shares pursuant to Resolution 7, by an
       amount representing the aggregate nominal amount
       of the share capital repurchased pursuant to
       Resolution 6, provided that such amount does
       not exceed 10% of the aggregate nominal amount
       of the issued share capital of the Company
       in issue on the date of passing this resolution

9.     Approve that, subject to and conditional upon             Mgmt          For                            For
       the Listing Committee of the Stock Exchange
       of Hong Kong Limited to refresh the existing
       limit under the Share Option Scheme adopted
       on 26 NOV 2001, provided that the aggregate
       nominal amount of share capital of the Company
       to be allotted and issued pursuant to the exercise
       of options under the Scheme does not exceed
       5% of the aggregate nominal amount of share
       capital in issue and authorize the Directors
       of the Company, subject to and in accordance
       with all applicable laws and regulations, to
       grant options under the existing share option
       scheme to this limit and allot, issue and deal
       with shares of the Company

S.10   Amend the Bye-Laws 66, 86(2), 87 and 104 (2)              Mgmt          For                            For
       of the Company as specified




--------------------------------------------------------------------------------------------------------------------------
 EUROBANK PROPERTIES REAL ESTATE INVESTMENT CO                                               Agenda Number:  700983996
--------------------------------------------------------------------------------------------------------------------------
        Security:  X2379J101
    Meeting Type:  AGM
    Meeting Date:  19-Jun-2006
          Ticker:
            ISIN:  GRS491003000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual financial statement for FY             Mgmt          For                            For
       2005 along with the relevant reports of the
       Board of Directors and the Auditors and the
       distribution of profits

2.     Grant discharge to the Board of Members and               Mgmt          For                            For
       the Auditors from any responsibilities of reimbursement
       for the FY 2005

3.     Elect the Auditing Company and the Chartered              Mgmt          For                            For
       Auditors form FY 2006 and determine their salary

4.     Elect the Auditing Company and the Chartered              Mgmt          For                            For
       Auditors form FY 2006 and determine their salary

5.     Approve the Board of Directors Members fees               Mgmt          For                            For
       and contracts in the compliance with the Article
       23 and 24 of the Law 2190.1920

6.     Authorize the Board of Directors Members and              Mgmt          Abstain                        Against
       the Executives of the Company to participate
       to the Board of Directors or the Management
       of EFG Eurobank Ergasias Group or the Groups
       of the Deutsche Bank AG and Lamda Development,
       Companies with similar purposes

7.     Various announcements                                     Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 EXELON CORPORATION                                                                          Agenda Number:  932358232
--------------------------------------------------------------------------------------------------------------------------
        Security:  30161N101
    Meeting Type:  Annual
    Meeting Date:  22-Jul-2005
          Ticker:  EXC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF SHARE ISSUANCE                                Mgmt          For                            For

02     DIRECTOR
       E.A. BRENNAN                                              Mgmt          For                            For
       B. DEMARS                                                 Mgmt          For                            For
       N.A. DIAZ                                                 Mgmt          For                            For
       J.W. ROWE                                                 Mgmt          For                            For
       R. RUBIN                                                  Mgmt          For                            For

03     APPROVAL OF AMENDMENT TO AMENDED AND RESTATED             Mgmt          For                            For
       ARTICLES OF INCORPORATION

04     RATIFICATION OF INDEPENDENT ACCOUNTANTS                   Mgmt          For                            For

05     APPROVAL OF 2006 LONG-TERM INCENTIVE PLAN                 Mgmt          For                            For

06     APPROVAL OF EXELON EMPLOYEE STOCK PURCHASE PLAN           Mgmt          For                            For
       FOR UNINCORPORATED SUBSIDIARIES

07     APPROVAL TO ADJOURN OR POSTPONE ANNUAL MEETING            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 EXELON CORPORATION                                                                          Agenda Number:  932538361
--------------------------------------------------------------------------------------------------------------------------
        Security:  30161N101
    Meeting Type:  Annual
    Meeting Date:  27-Jun-2006
          Ticker:  EXC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       M.W. D'ALESSIO                                            Mgmt          For                            For
       R.B. GRECO                                                Mgmt          For                            For
       J.M. PALMS                                                Mgmt          For                            For
       J.W. ROGERS                                               Mgmt          For                            For
       R.L. THOMAS                                               Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT ACCOUNTANT                    Mgmt          For                            For

03     SHAREHOLDER PROPOSAL TO REQUIRE SHAREHOLDER               Shr           Against                        For
       APPROVAL OF FUTURE SEVERANCE BENEFITS




--------------------------------------------------------------------------------------------------------------------------
 FAR EASTONE TELECOMMUNICATIONS CO LTD                                                       Agenda Number:  700889186
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7540C108
    Meeting Type:  AGM
    Meeting Date:  26-May-2006
          Ticker:
            ISIN:  TW0004904008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A REVISION DUE TO A              Non-Voting    No vote
       CHANGE IN TEXT OF RESOLUTION 3.5. PLEASE ALSO
       NOTE THE NEW CUT-OFF IS 22 MAY 2006. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.

1.1    Approve to report the business operation result           Mgmt          For                            For
       of FY 2005

1.2    Approve to report the financial reports of FY             Mgmt          For                            For
       2005

1.3    Approve the Supervisors reviews financial reports         Mgmt          For                            For
       of FY 2005

1.4    Amend the Board of Directors meeting rules                Mgmt          For                            For

1.5    Others                                                    Other         For                            *

2.1    Ratify the financial reports of FY 2005                   Mgmt          For                            For

2.2    Ratify the net profit allocation of FY 2005;              Mgmt          For                            For
       cash dividend: TWD 3.1 per share

3.1    Amend a part of the Company Articles                      Mgmt          For                            For

3.2    Amend the process procedures for acquisition              Mgmt          For                            For
       and disposal of assets

3.3    Amend the process procedures of endorsements/guarantees   Mgmt          For                            For

3.4    Amend the process procedures of lending funds             Mgmt          For                            For
       to others

3.5    Re-elect 9 Directors and 3 Supervisors                    Mgmt          For                            For

3.6    Approve to relieve restrictions on the Directors          Mgmt          For                            For
       acting as the Directors of other Companies

3.7    Others                                                    Other         For                            *

4.     Extraordinary Proposal                                    Other         For                            *

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE .




--------------------------------------------------------------------------------------------------------------------------
 FEDERAL HOME LOAN MORTGAGE CORPORATI                                                        Agenda Number:  932368637
--------------------------------------------------------------------------------------------------------------------------
        Security:  313400301
    Meeting Type:  Annual
    Meeting Date:  15-Jul-2005
          Ticker:  FRE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       BARBARA T. ALEXANDER                                      Mgmt          For                            For
       GEOFFREY T. BOISI                                         Mgmt          For                            For
       JOAN E. DONOGHUE                                          Mgmt          For                            For
       MICHELLE ENGLER                                           Mgmt          For                            For
       RICHARD KARL GOELTZ                                       Mgmt          For                            For
       THOMAS S. JOHNSON                                         Mgmt          For                            For
       WILLIAM M. LEWIS, JR.                                     Mgmt          For                            For
       EUGENE M. MCQUADE                                         Mgmt          For                            For
       SHAUN F. O'MALLEY                                         Mgmt          For                            For
       RONALD F. POE                                             Mgmt          For                            For
       STEPHEN A. ROSS                                           Mgmt          For                            For
       RICHARD F. SYRON                                          Mgmt          For                            For
       WILLIAM J. TURNER                                         Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS     Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR
       2005.




--------------------------------------------------------------------------------------------------------------------------
 FIRSTENERGY CORP.                                                                           Agenda Number:  932474656
--------------------------------------------------------------------------------------------------------------------------
        Security:  337932107
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  FE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ANTHONY J. ALEXANDER                                      Mgmt          For                            For
       DR. CAROL A. CARTWRIGHT                                   Mgmt          For                            For
       WILLIAM T. COTTLE                                         Mgmt          For                            For
       ROBERT B. HEISLER, JR.                                    Mgmt          For                            For
       RUSSELL W. MAIER                                          Mgmt          For                            For
       GEORGE M. SMART                                           Mgmt          For                            For
       WES M. TAYLOR                                             Mgmt          For                            For
       JESSE T. WILLIAMS, SR.                                    Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT REGISTERED PUBLIC             Mgmt          For                            For
       ACCOUNTING FIRM

03     SHAREHOLDER PROPOSAL                                      Shr           For                            Against

04     SHAREHOLDER PROPOSAL                                      Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 FIRSTMERIT CORPORATION                                                                      Agenda Number:  932450721
--------------------------------------------------------------------------------------------------------------------------
        Security:  337915102
    Meeting Type:  Annual
    Meeting Date:  19-Apr-2006
          Ticker:  FMER
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN C. BLICKLE                                           Mgmt          For                            For
       GINA D. FRANCE                                            Mgmt          For                            For
       TERRY L. HAINES                                           Mgmt          For                            For

02     TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS         Mgmt          For                            For
       LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
       FOR THE YEAR ENDING DECEMBER 31, 2006.

03     TO APPROVE THE ADOPTION OF THE FIRSTMERIT CORPORATION     Mgmt          Against                        Against
       2006 EQUITY PLAN.




--------------------------------------------------------------------------------------------------------------------------
 FISHER & PAYKEL APPLIANCES HOLDINGS LTD                                                     Agenda Number:  700772064
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q3898H103
    Meeting Type:  AGM
    Meeting Date:  22-Aug-2005
          Ticker:
            ISIN:  NZFPAE0001S2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Re-elect Mr. Lindsay Gillanders as a Director             Mgmt          For                            For

2.     Re-elect Mr. Peter Lucas as a Director                    Mgmt          For                            For

3.     Re-elect Mr. Julian Williams as a Director                Mgmt          For                            For

4.     Authorize the Directors to fix the fees and               Mgmt          For                            For
       expenses of Pricewaterhousecoopers as the Company
       Auditors




--------------------------------------------------------------------------------------------------------------------------
 FISHER & PAYKEL HEALTHCARE CORPORATION LTD                                                  Agenda Number:  700778294
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q38992105
    Meeting Type:  AGM
    Meeting Date:  23-Aug-2005
          Ticker:
            ISIN:  NZFAPE0001S2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       249623 DUE TO ADDITION OF 1 RESOLUTION WHICH
       IS NON-VOTABLE. ALL VOTES RECEIVED ON THE PREVIOUS
       MEETING WILL BE DISREGARDED AND YOU WILL NEED
       TO REINSTRUCT ON THIS MEETING NOTICE. THANK
       YOU.

1.     Receive and approve the statements and the Auditors       Non-Voting    No vote
       report for the YE 31 MAR 2005 as contained
       in the Company s annual report

2.a    Re-elect Mr. Gary Paykel as a Director                    Mgmt          For                            For

2.b    Re-elect Mr. Michael Smith as a Director                  Mgmt          For                            For

3.     Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the PricewaterhouseCoopers, as the Company
       s Auditor

4.     Approve to grant of up to 200,000 options to              Mgmt          For                            For
       the Managing Director and the Chief Executive
       Officer under the Fisher & Paykel Healthcare
       2003 Share Option Plan as specified




--------------------------------------------------------------------------------------------------------------------------
 FLETCHER BUILDING LTD                                                                       Agenda Number:  700825168
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q3915B105
    Meeting Type:  AGM
    Meeting Date:  08-Nov-2005
          Ticker:
            ISIN:  NZFBUE0001S0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.a    Elect Mr. Roderick Deane as a Director                    Mgmt          For                            For

1.b    Elect Mr. Kerrin Vautier as a Director                    Mgmt          For                            For

2.     Authorize the Board to fix the fees and expenses          Mgmt          For                            For
       of KPMG as the Company s  Auditors




--------------------------------------------------------------------------------------------------------------------------
 FONG'S INDUSTRIES CO LTD                                                                    Agenda Number:  700955606
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3615C107
    Meeting Type:  AGM
    Meeting Date:  25-May-2006
          Ticker:
            ISIN:  BMG3615C1073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited consolidated financial      Mgmt          For                            For
       statements and the reports of the Directors
       and the Auditors for the YE 31 DEC 2005

2.     Declare a final dividend and final special dividend       Mgmt          For                            For
       for the YE 31 DEC 2005

3.1    Re-elect Mr. Fong Sou Lam as a Director                   Mgmt          For                            For

3.2    Re-elect Mr. Tsui Wai Keung as a Director                 Mgmt          For                            For

3.3    Re-elect Mr. Lui Chi Lung, Louis as a Director            Mgmt          For                            For

3.4    Authorize the Board of Directors to fix the               Mgmt          For                            For
       Directors remuneration

4.     Re-appoint Deloitte Touche Tohmatsu as the Auditors       Mgmt          For                            For
       and authorize the Board of Directors to fix
       their remuneration

5.     Approve to renew the ordinary resolution passed           Mgmt          For                            For
       in the Company s 2005 AGM, relating to fixing
       the maximum number of Directors of the Company
       at 18; and authorize the Board of Directors
       to fill any vacancies on the Board of Directors
       and to appoint additional Directors up to such
       maximum or such other maximum as may be determined
       from time to time

6.     Authorize the Directors of the Company during             Mgmt          Against                        Against
       the relevant period to allot, issue and deal
       with additional shares in the capital of the
       Company and make or grant offers, agreements
       and options  including warrants, bonds, debentures,
       notes and other securities which carry rights
       to subscribe for or are convertible in to shares
       of the Company  during and after the relevant
       period, not exceeding 20% of the aggregate
       nominal amount of the issued share capital
       of the Company otherwise than pursuant to:
       a) a rights issue; or b) the exercise of subscription
       rights under any option scheme or similar arrangement;
       or c) any issue of shares pursuant to exercise
       of rights of subscription or conversion under
       the terms of any existing warrants, bonds,
       debentures, notes and other securities of the
       Company which carry rights to subscribe for
       or are convertible into shares of the Company;
       or d) any scrip dividend or similar arrangement
       providing for the allotment of shares in lieu
       of the whole or part of a dividend on shares
       of the Company in accordance with the bye-Jaws
       of the Company; and  Authority expires the
       earlier of the conclusion of the next AGM of
       the Company or the expiration of the period
       within which the next AGM is to be held by
       law

7.     Authorize the Directors of the Company to purchase        Mgmt          For                            For
       the shares in the capital of the Company during
       the relevant period, on The Stock Exchange
       of Hong Kong Limited  Stock Exchange  or any
       other stock exchange on which the shares of
       the Company have been or may be listed and
       recognized by the Securities and Futures Commission
       of Hong Kong and the Stock Exchange for this
       purpose, subject to and in accordance with
       all applicable laws and the requirements of
       the Rules Governing the Listing of Securities
       on the Stock Exchange or on any other stock
       exchange, not exceeding 10% of the aggregate
       nominal amount of the issued share capital
       of the Company;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is to be held by
       law

8.     Approve, subject to the passing of Resolutions            Mgmt          For                            For
       No 6 and 7, that the aggregate nominal amount
       of shares which are to be purchased by the
       Company pursuant to the authority granted to
       the Directors as mentioned in Resolution No
       7 be added to the aggregate nominal amount
       of share capital that may be allotted by the
       Directors pursuant to Resolution No 6 as specified




--------------------------------------------------------------------------------------------------------------------------
 FORTIS NL                                                                                   Agenda Number:  700941443
--------------------------------------------------------------------------------------------------------------------------
        Security:  B4399L102
    Meeting Type:  EGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  BE0003801181
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE

1.     Opening                                                   Non-Voting    No vote

2.1    Approve the special report from the Board of              Non-Voting    No vote
       Directors in relation to authorized capital

2.2    Approve to cancel the unused balance and create           Mgmt          Against                        Against
       new authorized capital and amend Article 9
       of the Articles of Association

3.1    Authorize the Company to acquire Fortis Units             Mgmt          For                            For

3.2    Authorize the Company to dispose of Fortis Units          Mgmt          For                            For

4.     Closure                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 FORTIS NL                                                                                   Agenda Number:  700967372
--------------------------------------------------------------------------------------------------------------------------
        Security:  B4399L102
    Meeting Type:  AGM
    Meeting Date:  31-May-2006
          Ticker:
            ISIN:  BE0003801181
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No Action                      *
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action                      *
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Opening                                                   Mgmt          No Action

2.1.1  Approve the annual report on the FY 2005                  Mgmt          No Action

2.1.2  Approve the consolidated annual accounts for              Mgmt          No Action
       the FY 2005

2.1.3  Approve the statutory annual accounts of the              Mgmt          No Action
       Company for the FY 2005

2.2.1  Approve the dividend policy                               Mgmt          No Action

2.2.2  Adopt the gross dividend for the 2005 FY of               Mgmt          No Action
       EUR 1,16 per Fortis Unit. as an interim dividend
       of EUR 0.52 per Fortis Unit was paid in SEP
       2005, the final dividend amounts to EUR 0.64
       and will be payable as from 22 JUN 2006

2.3    Grant discharge to the Members of the Board               Mgmt          No Action
       of Directors for the year 2005

3.     Approve the Fortis Governance relating to the             Mgmt          No Action
       reference codes and the applicable provisions
       regarding Corporate Governance

4.1.1  Re-elected Mr. Jan Slechte as a Director, for             Mgmt          No Action
       a period of 1 year until the end of the ordinary
       meeting of 2007

4.1.2  Re-elected Mr. Richard Delbridge as a Director,           Mgmt          No Action
       for a period of 3 years, until the end of the
       OGM of 2009

4.1.3  Re-elected Mr Klaas Westdijk as a Director,               Mgmt          No Action
       for a period of 3 years, until the OGM of 2009

4.2.1  Re-elect Mr. Alois Michielsen as a Director,              Mgmt          No Action
       for a period of 3 years, until the end of the
       OGM of 2009

4.2.2  Re-elect Mr. Reiner Hagemann as a Director,               Mgmt          No Action
       for a period of 3 years, until the end of the
       AGM of 2009

4.2.3  Re-elect Mrs. Clara Furse as a Director, for              Mgmt          No Action
       a period of 3 years until the end of the OGM
       of 2009

4.3    Approve to renew the mission of KPMG Accountants          Mgmt          No Action
       N.V. for the FY 2006,2007, 2008 to audit the
       annual accounts

5.1    Authorize the Board of Directors of Fortis N.V.           Mgmt          No Action
       for a period expiring on 31 MAY 2009, in accordance
       with Article 9, Paragraph 9 B) on the Articles
       of Association, as the authorized body to issue
       twinned shares and cumulative preference shares
       and grand rights to subscribe for such shares
       of the Company, including the issuance of options
       and convertibles; this designation shall be
       valid for all non-issued shares that form part
       of the present or future authorized capital;
       this designation may not be revoked

5.2    Authorize the Board of Directors of Fortis N.V.           Mgmt          No Action
       in accordance with Article 11 of the Articles
       of Association as the authorized body to restrict
       or exclude the shareholders pre-emption right,
       for a period expiring on 31 MAY 2009; this
       designation may not be revoked

6.     Authorize the Board of Directors for a period             Mgmt          No Action
       of 18 months, to acquire Fortis units, in which
       own fully paid twinned shares of Fortis N.V.
       are included, up to the maximum number permitted
       by the civil code, book 2,Article 98 Paragraph
       2 and this: a) through all agreements, including
       transactions on the stock exchange and private
       transactions at a price equal to the average
       of the closing prices of the prices of the
       unit on Euronext Vrussels Andeuronext Amsterdam
       on the date immediately preceding the acquisition,
       plus a maximum of 15% or less a maximum of
       15% or b) by means of stock lending agreements,
       under terms and conditions that comply with
       common market practice for the number of Fortis
       units from time to time to be borrowed by Fortis
       N.V

7.     Closing                                                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 FOSTER'S GROUP LTD                                                                          Agenda Number:  700806500
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q3944W187
    Meeting Type:  AGM
    Meeting Date:  24-Oct-2005
          Ticker:
            ISIN:  AU000000FGL6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Re-elect Mr. F.J. Swan as a Director, who retires         Mgmt          For                            For
       in accordance with the Company s Constitution

2.     Re-elect Mr. G.W. McGregor as a Director, who             Mgmt          For                            For
       retires in accordance with the Company s Constitution

S.3    Approve that, Rule 7.8 of the Constitution of             Mgmt          For                            For
       Foster s Group Limited by shareholders on 28
       MAY 2001 to reinstated in the Constitution

4.     Approve to increase the total amount of the               Mgmt          For                            For
       Directors  fees that may be received by the
       Company s Non-Executive Directors from AUD
       1,200,000 per FY to AUD 1,500,000 per FY, such
       amount to be inclusive of superannuation guarantee
       charge contributions

5.     Approve, subject to the attainment of the relevant        Mgmt          For                            For
       performance standards under the Foster s Long
       Term Incentive Plan (Plan), the acquisition
       of rights in respect of up to a maximum of
       402,800 ordinary shares in the Company in respect
       of the 2005/2006 FY, by Mr. T.L. O Hoy, President
       and Chief Executive Officer of the Company
       under the Plan

6.     Adopt the remuneration report required by Section         Mgmt          For                            For
       300A of the Corporation Act, as contained in
       the Directors  report of the Company, for the
       YE 30 JUN 2005




--------------------------------------------------------------------------------------------------------------------------
 GALLAHER GROUP PLC, LONDON                                                                  Agenda Number:  700915652
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3708C105
    Meeting Type:  AGM
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  GB0003833695
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and the               Mgmt          For                            For
       accounts for the YE 31 DEC 2005 and the Auditors
       report thereon

2.     Declare a final dividend of 22.9 pence per ordinary       Mgmt          For                            For
       share for the YE 31 DEC 2005 payable on 23
       MAY 2006 to shareholders on the register at
       the close of business on 17 MAR 2006

3.     Approve the Directors  remuneration report contained      Mgmt          For                            For
       in the 2005 annual report and financial statements

4.     Re-elect Mr. John Gildersleeve as a Director              Mgmt          For                            For
       of the Company

5.     Re-elect Sir Graham Hearne as a Director of               Mgmt          For                            For
       the Company

6.     Re-elect Mr. Ronnie Bell as a Director of the             Mgmt          For                            For
       Company

7.     Re-elect Mr. Mark Rolfe as a Director of the              Mgmt          For                            For
       Company

8.     Re-appoint PricewaterhouseCoopers LLp as the              Mgmt          For                            For
       Auditors of the Company for 2006, and authorize
       the Directors to fix the Auditors  remuneration

9.     Authorize the Company, in accordance with Section         Mgmt          For                            For
       347C of the Companies Act 1985  the Act , to
       make donations to EU political organizations
       and to incur EU political expenditure  Section
       347A of the Act , up to a maximum aggregate
       amount of GBP 50,000 per annum;  Authority
       expires earlier of the conclusion of the Company
       s AGM to be held in 2007 or 09 AUG 2007

10.    Authorize Gallaher Limited, a wholly-owned subsidiary     Mgmt          For                            For
       of the Company, in accordance with Section
       347D of the Act, to make donations to EU political
       organizations and to incur EU political expenditure
       Section 347A of the Act , up to a maximum
       aggregate amount of GBP 50,000 per annum;
       Authority expires earlier of the conclusion
       of the Company s AGM to be held in 2007 or
       09 AUG 2007

11.    Authorize Austria Tabak GmbH & Co. KG, being              Mgmt          For                            For
       a subsidiary undertaking of the Company which
       is incorporated outside Great Britain, in accordance
       with Section 347E of the Act, to make donations
       to EU political organizations and to incur
       EU political expenditure  Section 347A of the
       Act , up to a maximum aggregate amount of GBP
       50,000 per annum;  Authority expires earlier
       of the conclusion of the Company s AGM to be
       held in 2007 or 09 AUG 2007

12.    Authorize the Board, generally and without conditions,    Mgmt          For                            For
       under Section 80 of the Act to allot shares,
       and the rights to shares  which are defined
       in Section 80 as  relevant securities  , up
       to total nominal amount of GBP 21,867,530 or
       218,675,300;  Authority expires earlier of
       the conclusion of the Company s AGM to be held
       in 2007 or 09 AUG 2007 ; and the Board can
       make offers, and enter into agreements, which
       would, or might need relevant securities to
       be allotted after this period

S.13   Authorize the Board under authority given by              Mgmt          For                            For
       Resolution 12 and/or where an allotment constitutes
       an allotment of equity securities by virtue
       of Section 94(3A) of the Act, to allot equity
       securities, entirely paid for in cash, free
       of the restriction in Section 89(1) of the
       Act, the total nominal amount of equity securities
       which can be allotted under this power is GBP
       3,280,130 or 32,801,300;  Authority expires
       earlier of the conclusion of the Company s
       AGM to be held in 2007 or 09 AUG 2007 ; to
       make offers, and enter into agreements, which
       would, or might, need equity securities to
       be allotted after this period;  there is no
       limit an the total nominal amount of equity
       securities which can be allotted under this
       power where the allotment is in connection
       with a rights issue, in all other cases

S.14   Authorize the Company to make market purchases            Mgmt          For                            For
       Section 163(3) of the Act  of up to 65,602,600
       ordinary shares of 10 pence each in the capital
       of the Company, at a minimum price of 10 pence
       and amount equal to 105% above the average
       middle market quotations for such shares derived
       from the London Stock Exchange Daily Official
       List, for the 5 business days preceding the
       date of purchase;  Authority expires earlier
       of the conclusion of the Company s AGM to be
       held in 2007 or 09 AUG 2007 ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 GAS NATURAL SDG SA, BARCELONA                                                               Agenda Number:  700891143
--------------------------------------------------------------------------------------------------------------------------
        Security:  E5499B123
    Meeting Type:  EGM
    Meeting Date:  07-Apr-2006
          Ticker:
            ISIN:  ES0116870314
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       08 APR 2006  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU.

1.     Approve to increase the capital by issuing EUR            Mgmt          For                            For
       602,429,955 ordinary shares with a nominal
       value of EUR 1 each, and with issuance premium
       to be fixed by the Board of Directors at the
       time of the capital increase, in conformity
       with Section 159.1.C of the Spanish Limited
       Companies Act, Ley De Sociedades Anonimas,
       the capital increase consideration will be
       non-cash, in the form of Endesa, S.A. shares
       for those holders of Endesa S.A. shares who
       will accept the take over bid made by Gas Natural
       SDG, S.A. the capital increase excludes the
       preferential subscription on right and expressly
       includes the possibility that the increase
       is not fully taken up

2.     Approve to make an application, before the relevant       Mgmt          For                            For
       Spanish and Foreign Bodies, for the newly issued
       shares to be quoted on Madrid, Barcelona, Bilbao
       and Valencia Stock Exchanges, listed in the
       Electronic Stock Market, Mercado Continuo,
       and traded on the New York Stock Exchange through
       ADSS, under the provisions applicable to every
       case

3.     Approve the delegation of powers to the Board             Mgmt          For                            For
       of Directors, under the provisions of Article
       153.1.A of the Spanish Limited Companies Act,
       and with authority to deputy the powers granted
       to it by the meeting, to fix those terms and
       conditions of the capital increase that are
       not set by the general meeting, including,
       but not limited to the issuance premium amount,
       the final specifications of the capital increase
       resulting from the acceptances of the take
       over bid, the amendments of Article 5 and first
       paragraph of Article 6 of the Articles of Association
       that may be needed on the base of the resulting
       corporate capital amount, and the delivery
       and execution of any necessary public instruments
       and private documents in order to put into
       effect the agreed capital increase

4.     Ratify the appointment of the Director                    Mgmt          For                            For

5.     Authorize the Board of Directors to construe,             Mgmt          For                            For
       rectify, complement, implement and develop
       the agreements adopted by the meeting, with
       authority to deputy the powers granted to it
       by the meeting and convert such agreements
       into a public instrument




--------------------------------------------------------------------------------------------------------------------------
 GAS NATURAL SDG SA, BARCELONA                                                               Agenda Number:  700964845
--------------------------------------------------------------------------------------------------------------------------
        Security:  E5499B123
    Meeting Type:  OGM
    Meeting Date:  08-Jun-2006
          Ticker:
            ISIN:  ES0116870314
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       09 JUN 2006.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED.  THANK YOU.

1.     Receive and approve the annual accounts, balance          Mgmt          For                            For
       sheet, profit and loss account and notes to
       the accounts, as well as the Management report
       of Gas Natural SDG, Sociedad Anonima, and its
       consolidated Group proposed application of
       profits, activities and performance of the
       Board of Directors, all of the foregoing with
       reference to the FYE 31 DEC 2005

2.     Approve to transfer funds from the account maintained     Mgmt          For                            For
       in anticipation of voluntary depreciation,
       as per the Royal Decree 2-1985 dated 30 APR,
       to the voluntary reserve account

3.     Amend Articles 26  about AGM of shareholders,             Mgmt          For                            For
       in order to bring it into line with section
       95.2 of the Spanish Limited Companies Act,
       Ley De Sociedades Anonimas, restated pursuant
       to the Spanish Act 19-2005 dated 14 NOV  and
       28  about AGM notice of shareholders, in order
       to bring it into line with Section 97, Paragraphs
       1 to 4, of the Spanish Limited Companies Act,
       restated pursuant to the Spanish Act 19-2005
       dated 14 NOV  of the Articles of Association

4.     Amend Articles 3  about types of general meetings,        Mgmt          For                            For
       in order to bring it into line with the restated
       Article 26 of the Articles of Association ,
       4  about general meeting notices, in order
       to bring it into line with the restated Articles
       26 and 28 of the Articles of Association  and
       19, about proposals, in order to bring it into
       line with the restated Article 28 of the articles
       of association  of the Articles of Association

5.     Ratify, appoint or re-appoint the Directors               Mgmt          For                            For

6.     Authorize the Board of Directors to issue bonds,          Mgmt          For                            For
       debentures and other similar securities, either
       simple or secured, not convertible into shares,
       of the class and for the amount that the general
       meeting may deem appropriate, in conformity
       with the legal provisions, rendering void for
       the amount not use d the authority granted
       thereto by the general meeting held on 30 APR
       2002

7.     Authorize the Board of Directors the authority            Mgmt          For                            For
       to carry out the derivative acquisition of
       own shares, either directly or via subsidiaries,
       under the terms agreed by the general meeting
       and within the legal limit s and requirements,
       rendering void the authorization granted thereto
       b y the general meeting held on 20 APR 2005

8.     Grant delegate powers to complement, develop,             Mgmt          For                            For
       rectify and execute the resolutions adopted
       by the general meeting




--------------------------------------------------------------------------------------------------------------------------
 GEBERIT AG, JONA                                                                            Agenda Number:  700912721
--------------------------------------------------------------------------------------------------------------------------
        Security:  H2942E108
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  CH0008038223
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 297216, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS

1.     Approve the annual report, the financial statements       Mgmt          For                            For
       and the consolidated financial statements for
       2005 and acceptance of the Auditors report
       and the Group Auditors report

2.     Approve the appropriation of earning for distribution     Mgmt          For                            For
       of CHF 25 per share

3.     Approve the actions to the Board of Directors             Mgmt          For                            For

4.1    Re-elect Dr. Robert Heberlein as a Director               Mgmt          For                            For

4.2    Elect Mr. Randolf Hanslin as a Director                   Mgmt          For                            For

4.3    Elect Mr. Hans Hess as a Director                         Mgmt          For                            For

5.     Appoint PricewaterhouseCoopers as the Auditors            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GENERAL ELECTRIC COMPANY                                                                    Agenda Number:  932446241
--------------------------------------------------------------------------------------------------------------------------
        Security:  369604103
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2006
          Ticker:  GE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A      DIRECTOR
       JAMES I. CASH, JR.                                        Mgmt          For                            For
       SIR WILLIAM M. CASTELL                                    Mgmt          For                            For
       ANN M. FUDGE                                              Mgmt          For                            For
       CLAUDIO X. GONZALEZ                                       Mgmt          For                            For
       JEFFREY R. IMMELT                                         Mgmt          For                            For
       ANDREA JUNG                                               Mgmt          For                            For
       ALAN G. LAFLEY                                            Mgmt          For                            For
       ROBERT W. LANE                                            Mgmt          For                            For
       RALPH S. LARSEN                                           Mgmt          For                            For
       ROCHELLE B. LAZARUS                                       Mgmt          For                            For
       SAM NUNN                                                  Mgmt          For                            For
       ROGER S. PENSKE                                           Mgmt          For                            For
       ROBERT J. SWIERINGA                                       Mgmt          For                            For
       DOUGLAS A. WARNER III                                     Mgmt          For                            For
       ROBERT C. WRIGHT                                          Mgmt          For                            For

B      RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR          Mgmt          For                            For

01     CUMULATIVE VOTING                                         Shr           For                            Against

02     CURB OVER-EXTENDED DIRECTORS                              Shr           Against                        For

03     ONE DIRECTOR FROM THE RANKS OF RETIREES                   Shr           Against                        For

04     INDEPENDENT BOARD CHAIRMAN                                Shr           Against                        For

05     DIRECTOR ELECTION MAJORITY VOTE STANDARD                  Shr           Against                        For

06     REPORT ON GLOBAL WARMING SCIENCE                          Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 GENERAL MILLS, INC.                                                                         Agenda Number:  932386623
--------------------------------------------------------------------------------------------------------------------------
        Security:  370334104
    Meeting Type:  Annual
    Meeting Date:  26-Sep-2005
          Ticker:  GIS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       PAUL DANOS                                                Mgmt          For                            For
       WILLIAM T. ESREY                                          Mgmt          For                            For
       RAYMOND V. GILMARTIN                                      Mgmt          For                            For
       JUDITH RICHARDS HOPE                                      Mgmt          For                            For
       HEIDI G. MILLER                                           Mgmt          For                            For
       H. OCHOA-BRILLEMBOURG                                     Mgmt          For                            For
       STEVE ODLAND                                              Mgmt          For                            For
       MICHAEL D. ROSE                                           Mgmt          For                            For
       ROBERT L. RYAN                                            Mgmt          For                            For
       STEPHEN W. SANGER                                         Mgmt          For                            For
       A. MICHAEL SPENCE                                         Mgmt          For                            For
       DOROTHY A. TERRELL                                        Mgmt          For                            For

02     RATIFY THE APPOINTMENT OF KPMG LLP AS GENERAL             Mgmt          For                            For
       MILLS  INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM.

03     ADOPT THE 2005 STOCK COMPENSATION PLAN.                   Mgmt          For                            For

04     STOCKHOLDER PROPOSAL REGARDING SALE OF GENERAL            Shr           Against                        For
       MILLS.




--------------------------------------------------------------------------------------------------------------------------
 GENERAL MOTORS CORPORATION                                                                  Agenda Number:  932512139
--------------------------------------------------------------------------------------------------------------------------
        Security:  370442105
    Meeting Type:  Annual
    Meeting Date:  06-Jun-2006
          Ticker:  GM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       P.N. BARNEVIK                                             Mgmt          For                            For
       E.B. BOWLES                                               Mgmt          For                            For
       J.H. BRYAN                                                Mgmt          For                            For
       A.M. CODINA                                               Mgmt          For                            For
       G.M.C. FISHER                                             Mgmt          For                            For
       K. KATEN                                                  Mgmt          For                            For
       K. KRESA                                                  Mgmt          For                            For
       E.J. KULLMAN                                              Mgmt          For                            For
       P.A. LASKAWY                                              Mgmt          For                            For
       E. PFEIFFER                                               Mgmt          For                            For
       G.R. WAGONER, JR.                                         Mgmt          For                            For
       J.B. YORK                                                 Mgmt          For                            For

02     DIRECTORS RECOMMEND: A VOTE FOR THE RATIFICATION          Mgmt          For                            For
       OF AUDITORS. RATIFICATION OF SELECTION OF DELOITTE
       & TOUCHE FOR THE YEAR 2006

03     STOCKHOLDER PROPOSAL - PROHIBITION ON AWARDING,           Shr           Against                        For
       REPRICING, OR RENEWING STOCK OPTIONS

04     STOCKHOLDER PROPOSAL -  PUBLICATION OF A REPORT           Shr           Against                        For
       ON GLOBAL WARMING/COOLING

05     STOCKHOLDER PROPOSAL - SEPARATION OF ROLES OF             Shr           Against                        For
       CHAIRMAN AND CHIEF EXECUTIVE OFFICER

06     STOCKHOLDER PROPOSAL - RECOUPING UNEARNED INCENTIVE       Shr           Against                        For
       BONUSES

07     STOCKHOLDER PROPOSAL - CUMULATIVE VOTING                  Shr           For                            Against

08     STOCKHOLDER PROPOSAL - MAJORITY VOTING FOR ELECTION       Shr           For                            Against
       OF DIRECTORS




--------------------------------------------------------------------------------------------------------------------------
 GESTEVISION TELECINCO S.A.                                                                  Agenda Number:  700889960
--------------------------------------------------------------------------------------------------------------------------
        Security:  E56793107
    Meeting Type:  OGM
    Meeting Date:  05-Apr-2006
          Ticker:
            ISIN:  ES0152503035
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM THERE WILL BE A SECOND CALL ON
       06 APR 2006.YOUR VOTING INSTRUCTIONS WILL REMAIN
       VALID FOR ALL CALLS UNLESS THE AGENDA IS AMENDED.
       PLEASE BE ALSO ADVISED THAT YOUR SHARES WILL
       BE BLOCKED UNTIL THE QUORUM IS MET OR THE MEETING
       IS CANCELLED.  THANK YOU

1.     Approve the annual accounts, balance sheet,               Mgmt          For                            For
       profit and loss account and notes to the accounts,
       the management report of the both Gestevision
       Telecoms Company, Sociedad Anonima and its
       consolidated Group, as well as the Company
       management and all the foregoing with reference
       to the YE 31 DEC 2005

2.     Approve the application of 2005 profits                   Mgmt          For                            For

3.     Approve the Company management during the year            Mgmt          For                            For
       2005

4.     Approve to fix yearly remuneration limit to               Mgmt          For                            For
       the Directors

5.     Approve to distribute the Company shares to               Mgmt          For                            For
       the Executive Directors and the management
       team of the Company, as part of their remuneration

6.     Approve to fix the remuneration system for Executive      Mgmt          For                            For
       Directors and the management team of the Company
       and its subsidiaries

7.     Grant the Derivative acquisitive of own shares            Mgmt          For                            For
       by the Company, either directly or via subsidiary
       Companies, under the provisions of Section
       75 and other relevant Sections of the Spanish
       Limited Companies Act, Ley De Sociedades Anonimas,
       rendering void previous resolutions concerning
       this point and including power to allocate
       the brought back shares to remuneration programs

8.     Appoint the Auditors for both Gestevision Telecoms        Mgmt          For                            For
       Company, Sociedad Anonima and its consolidated
       Group

9.     Grant authority to execute, deliver, construe,            Mgmt          For                            For
       rectify and put into effect the resolutions
       adopted, with authority to deputy the powers
       granted to the Board of Directors by the meeting




--------------------------------------------------------------------------------------------------------------------------
 GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP                                          Agenda Number:  700800166
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5967A101
    Meeting Type:  EGM
    Meeting Date:  28-Sep-2005
          Ticker:
            ISIN:  GRS419003009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend: (1) Article 1 regarding Establishment-Company      Mgmt          For                            For
       s name; (2) Article 11 regarding Management;
       (3) Article 12 regarding Composition and tenure
       of the Board; (4) Article 13 regarding Board
       of Director s Constitution; (5) Article 16
       regarding Quorum-Majority representation of
       Members; (6) Article 31 regarding usual quorum
       and majority of general meeting; (7) Article
       49 regarding application of Codified Law 2190/1920;
       (8) Article 52 regarding trade mark of OPAP
       SA; (9) Article 53 regarding Subordinate BoD;
       (9) Article 54 regarding Auditors for the first
       FY; (10) Article 55 regarding interim responsibilities
       of the Managing Director; (11) Article 56 regarding
       authorization

2.     Elect the Board of Directors Members according            Mgmt          For                            For
       to Paragraphs 2, 3 and 4 of the Article 14
       of the Law 3336/2005

3.     Elect Independent Non Executive Members of the            Mgmt          For                            For
       Board of Directors according to the Law 3016/2002

4.     Amend the Company s Managing Director contract            Mgmt          Abstain                        Against

5.     Approve the re-adjustment of the Company s Sponsorship    Mgmt          Abstain                        Against
       Programme for the FY 2005 and preapproval of
       the same for the FY 2006

6.     Miscellaneous and announcements                           Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP                                          Agenda Number:  700812399
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5967A101
    Meeting Type:  EGM
    Meeting Date:  25-Oct-2005
          Ticker:
            ISIN:  GRS419003009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles 1, 11, 12, 13, 16, 31, 49,             Mgmt          Abstain                        Against
       52, 53, 54, 55 and 56 of Company s Statute

2.     Elect the Board of Director s Members according           Mgmt          For                            For
       to Paragraphs 2, 3 and 4 of the Articles 14
       of the law 3336/2005

3.     Elect the Independent Non-Executive Members               Mgmt          For                            For
       of the Board of Director according to the law
       3016/2002

4.     Amend the Company s collaboration contract of             Mgmt          Abstain                        Against
       the Company s Managing Director

5.     Approve to modify the Company s sponsorship               Mgmt          Abstain                        Against
       programme for the FY 2005 and initial approval
       of the same for the FYE 2006

6.     Miscellaneous announcements                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP                                          Agenda Number:  700826893
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5967A101
    Meeting Type:  EGM
    Meeting Date:  14-Nov-2005
          Ticker:
            ISIN:  GRS419003009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles 1, 11, 12, 13, 16, 31, 49,             Mgmt          Abstain                        Against
       52, 53, 54, 55 and 56 of Company s Statute
       as specified

2.     Elect the Board of Director s Members according           Mgmt          For                            For
       to Paragraphs 2, 3 and 4 of the Articles 14
       of the Law 3336/2005

3.     Elect the Independent Non-Executive Members               Mgmt          For                            For
       of the Board of Director according to the Law
       3016/2002

4.     Amend the Company s Collaboration Contract of             Mgmt          Abstain                        Against
       the Company s Managing Director

5.     Approve to modify the Company s sponsorship               Mgmt          Abstain                        Against
       programme for the FY 2005 and initial approval
       of the same for the FYE 2006

6.     Miscellaneous announcements                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP                                          Agenda Number:  700959351
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5967A101
    Meeting Type:  OGM
    Meeting Date:  31-May-2006
          Ticker:
            ISIN:  GRS419003009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements for the FY               Mgmt          For                            For
       2005, the reports of the Board of Directors
       and the Auditors

2.     Approve the profit appropriation                          Mgmt          For                            For

3.     Approve the exemption of the Board of Directors           Mgmt          For                            For
       Members and the Auditors from any liability
       for indemnity for the FY 2005

4.     Elect the Certified Auditors, 2 Regular and               Mgmt          For                            For
       2 Substitute for FY 2006 and approve their
       fees

5.     Approve the Board of Director s Chairman and              Mgmt          For                            For
       the Managing Directors monthly remuneration,
       productivity bonus and representation expenses,
       and the Board of Directors Members and the
       Secretary s remuneration for FY 2006

6.     Approve the participation of the Members of               Mgmt          For                            For
       the Board of Directors in Committees and their
       fees for the 7th FY  01 JAN 2006 to 31 DEC
       2006

7.     Amend the Articles 1, 14, 39, 49, 51 and 53               Mgmt          Abstain                        Against
       of the Company s Articles of Association as
       specified

8.     Various announcements                                     Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 GREENE KING PLC                                                                             Agenda Number:  700788411
--------------------------------------------------------------------------------------------------------------------------
        Security:  G40880109
    Meeting Type:  AGM
    Meeting Date:  02-Sep-2005
          Ticker:
            ISIN:  GB0003872420
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the report of the Directors             Mgmt          For                            For
       and the accounts for the 52 weeks ended 01
       MAY 2005 and the Auditors  report thereon

2.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the 52 weeks ended 01 MAY 2005

3.     Declare a net final dividend of 25.85p per ordinary       Mgmt          For                            For
       share

4.     Elect Ms. Jane Scriven as a Director of the               Mgmt          For                            For
       Company

5.     Elect Mr. John Brady as a Director of the Company         Mgmt          For                            For

6.     Re-elect Mr. Alan Bowkett as a Director of the            Mgmt          For                            For
       Company

7.     Re-elect Mr. Tim Bridge as a Director of the              Mgmt          For                            For
       Company

8.     Re-elect Mr. David Elliott as a Director of               Mgmt          For                            For
       the Company

9.     Re-appoint Ernst & Young LLP as the Auditors              Mgmt          For                            For
       of the Company until the conclusion of the
       next AGM

10.    Authorize the Directors to determine the remuneration     Mgmt          For                            For
       of the Auditors of the Company

11.    Approve the Greene King Executive Plan 2005               Mgmt          For                            For
       Executive Plan  as specified and authorize
       the Directors to take all actions that they
       consider necessary or desirable to implement
       and establish the Executive Plan

12.    Approve the Greene King Save4Shares Scheme 2005           Mgmt          For                            For
       Save4Shares Scheme  as specified and authorize
       the Directors to take all actions that they
       consider necessary or desirable to implement
       and establish the Save4Shares Plan

13.    Authorize the Directors to amend the rules of             Mgmt          For                            For
       the Greene King Long-Term Incentive Plan to
       permit all employees of the Group  other than
       those who are within 12 months of their nominal
       or anticipated retirement date  to be eligible
       to participate in the Plan

14.    Approve the sub-division of each ordinary share           Mgmt          For                            For
       of 25p into 2 ordinary shares of 12 1/2 p each
       each a New Ordinary Share  subject to and
       conditional upon admission of the issued New
       Ordinary Shares to the Official List of the
       Financial Services Authority and to trading
       on the London Stock Exchange becoming effective

15.    Approve to renew the authorities and powers               Mgmt          For                            For
       conferred on the Directors by the Article 11
       of the Articles of Association of the Company
       with the Section 80 amount being GBP 5,960,946
       Authority expires the earlier of the AGM in
       2006 or 15 months

S.16   Approve to renew the authorities and powers               Mgmt          For                            For
       conferred on the Directors by Article 11 of
       the Articles of Association of the Company
       with the Section 89 amount being GBP 894,142
       Authority expires the earlier of the AGM in
       2006 or 15 months

S.17   Authorize the Company, for the purposes of Section        Mgmt          For                            For
       166 of the Companies Act 1985  the Act , to
       make market purchases  Section 163 , if resolution
       14 becomes wholly unconditional and effective,
       upto 14,306,272 ordinary shares of 12 1/2p
       each or, if resolution 14 does not become wholly
       unconditional and effective, 7,153,136 ordinary
       shares of 25p each, at a minimum price  exclusive
       of expenses  which may be paid for each ordinary
       share shall be the nominal value of the ordinary
       shares at the time of purchase and up to 105%
       of the arithmetic mean average middle market
       quotations of the ordinary shares  as derived
       from the London Stock Exchange Daily Official
       List  for the 5 business days immediately preceding
       any such purchases;  Authority expires at the
       earlier of the conclusion of the next AGM in
       2006 or 15 months ; the Company, before the
       expiry, may make a contract to purchase ordinary
       shares which will or may be executed wholly
       or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 GS ENGINEERING & CONSTRUCTION CORP                                                          Agenda Number:  700881318
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2901E108
    Meeting Type:  AGM
    Meeting Date:  17-Mar-2006
          Ticker:
            ISIN:  KR7006360002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 37th balance sheet, income statement          Mgmt          For                            For
       and statement of appropriation of unappropriated
       retained earnings for FYE 2005

2.     Elect the Directors                                       Mgmt          For                            For

3.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GUANGZHOU R&F PROPERTIES CO., LTD                                                           Agenda Number:  700917430
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2933F107
    Meeting Type:  AGM
    Meeting Date:  16-May-2006
          Ticker:
            ISIN:  CN000A0ES9H5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the report of the Board               Mgmt          For                            For
       of Directors  the Board  of the Company for
       the YE 31 DEC 2005

2.     Receive and approve the report of the Supervisory         Mgmt          For                            For
       Committee of the Company for the YE 31 DEC
       2005

3.     Receive and approve the audited financial statements      Mgmt          For                            For
       and the report of the Auditors for the YE 31
       DEC 2005

4.     Declare a final dividend for the YE 31 DEC 2005           Mgmt          For                            For
       of RMB 0.66 per share

5.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company, and authorize the Board to
       fix the remuneration of the Auditors

6.     Authorize the Board to decide on matters relating         Mgmt          For                            For
       to the payment of interim dividend for the
       6 months ended 31 JUN 2006

7.A    Re-appoint Mr. Li Sze Lim as the Company s Executive      Mgmt          For                            For
       Director and authorize the Board to fix the
       remuneration of the Directors

7.B    Re-appoint Mr. Zhang Li as the Company s Executive        Mgmt          For                            For
       Director and authorize the Board to fix the
       remuneration of the Directors

7.C    Re-appoint Mr. Zhou Yaonan as the Company s               Mgmt          For                            For
       Executive Director and authorize the Board
       to fix the remuneration of the Directors

7.D    Re-appoint Mr. Lu Jing as the Company s Executive         Mgmt          For                            For
       Director and authorize the Board to fix the
       remuneration of the Directors

8.A    Re-appoint Mr. Feng Xiangyang as the Company              Mgmt          For                            For
       s Supervisor and authorize the Board to fix
       the remuneration of the Supervisor

S.9    Authorize the Directors to allot, issue and               Mgmt          Against                        Against
       deal with additional shares in the capital
       of the Company, whether Domestic Shares or
       H Shares, and to enter into offers and agreements
       or to grant options in respect thereof, and
       after the relevant period, not exceeding 20%
       of the aggregate nominal amount of Domestic
       Shares in issue and ii  20% of the aggregate
       nominal amount of H Shares in the issued share
       capital of the Company; the Board shall only
       exercise its powers under such mandate in accordance
       with the Company Law of the People s Republic
       of China  PRC  and the rules governing the
       Listing of Securities on The Stock Exchange
       of Hong Kong Limited  the Stock Exchange  as
       amended from time to time  the Listing Rules
       and only if an necessary approvals from the
       China Securities Regulatory Commission and
       or other relevant PRC authorities arc obtained;
       authorize the Board, to execute and do or procure
       to be executed and done, all such documents,
       deeds and things as it may consider necessary
       in connection with the issue of new shares,
       including without limitation, the class and
       number of shares to be issued, the issue price,
       the period of issue and the number of new shares
       to be issued to existing shareholders, if any;
       to determine the use of proceeds and to make
       all necessary filings and registrations with
       the relevant PRC, Hong Kong and other authorities;
       and to increase the registered capital of the
       Company in accordance with the actual increase
       of capital by issuing shares, to register the
       Increase of the registered capital of the Company
       with the relevant authorities in the PRC and
       to make such amendments to the Articles .of
       Association of the Company  the Articles of
       Association  as the Board thinks fit so as
       to reflect the increase in the registered capital
       of the Company;  Authority expires the earlier
       of the conclusion of the next AGM or the expiration
       of the 12 month after passing of this resolution

S.10   Authorize the Board of the Company: 1)to issue            Mgmt          For                            For
       and offer notes to Inter bank market institutional
       investor, in the PRC  the Notes Offering  with
       the following proposed terms: Amount: Not exceeding
       RMB 2 billion; Term: Not exceeding 1 year;
       Interest rate: the interest rate shall be determined
       in accordance with marker conditions at the
       time of the Notes Offering; Repayment: the
       repayment of the principal and interest will
       be fixed at the time of the Notes Offering;
       Underwriter: An underwriter will be appointed
       to arrange and underwrite the Notes Offering;
       Target Investors: Inter-bank bond market institutional
       investor In the PRC Use of Proceeds; Working
       capital; and 2) authorize the Board, subject
       to the Board resolving the Notes Offering,
       to finalize the detailed terms of the Notes
       Offering; approve sad execute and do or procure
       to be executed and done, all such documents,
       deeds and things as it may consider necessary
       in connection with the Notes Offering, including
       without limitation, the application for approval
       from the People s Bank of China; and to determine
       the use of proceeds from the Notes Offering
       and to make all necessary filings and registrations
       with the relevant PRC and Hong Kong authorities




--------------------------------------------------------------------------------------------------------------------------
 GUANGZHOU R&F PROPERTIES CO., LTD                                                           Agenda Number:  700972715
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2933F107
    Meeting Type:  SGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  CN000A0ES9H5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve, subject to and conditional upon the              Mgmt          For                            For
       Company obtaining the approvals of the relevant
       PRC authorities to the proposed subdivision
       of domestic shares and H shares of the Company
       in issue and the Listing Committee of The Stock
       Exchange of Hong Kong Limited granting the
       listing of, and permission to deal in, the
       H shares of the Company in their subdivided
       form: a) every domestic share and H share with
       a nominal or face value of CNY 1.00 in the
       share capital of the Company and subdivided
       into 4 domestic shares and H shares with a
       nominal or face value of CNY 0.25  each respectively
       with effect from 01 AUG 2006 and the registered
       capital of the Company shall remain unchanged;
       the nominal value of all shares to be issued
       by the Company shall be CNY 0.25; and b) amend
       Article 15,18 and 19 of the Article of Association
       of the Company as specified

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 GUJARAT AMBUJA CEMENTS LTD                                                                  Agenda Number:  700863358
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2943F147
    Meeting Type:  CRT
    Meeting Date:  02-Feb-2006
          Ticker:
            ISIN:  INE079A01024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the arrangement embodied in the Scheme            Mgmt          For                            For
       of Amalgamation of Indo-Nippon Special Cements
       Limited, the transferor Company, with Gujarat
       Ambuja Cements Limited, the applicant/transferee
       Company




--------------------------------------------------------------------------------------------------------------------------
 H.J. HEINZ COMPANY                                                                          Agenda Number:  932373765
--------------------------------------------------------------------------------------------------------------------------
        Security:  423074103
    Meeting Type:  Annual
    Meeting Date:  23-Aug-2005
          Ticker:  HNZ
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       W.R. JOHNSON                                              Mgmt          For                            For
       C.E. BUNCH                                                Mgmt          For                            For
       M.C. CHOKSI                                               Mgmt          For                            For
       L.S. COLEMAN, JR.                                         Mgmt          For                            For
       P.H. COORS                                                Mgmt          For                            For
       E.E. HOLIDAY                                              Mgmt          For                            For
       C. KENDLE                                                 Mgmt          For                            For
       D.R. O'HARE                                               Mgmt          For                            For
       L.C. SWANN                                                Mgmt          For                            For
       T.J. USHER                                                Mgmt          For                            For

02     RATIFICATION OF AUDITORS.                                 Mgmt          For                            For

03     SHAREHOLDER PROPOSAL RECOMMENDING HIRING AN               Shr           Against                        For
       INVESTMENT BANK TO EXPLORE THE SALE OF THE
       COMPANY.

04     SHAREHOLDER PROPOSAL RECOMMENDING THAT THE BOARD          Shr           For                            Against
       OF DIRECTORS ADOPT A SIMPLE MAJORITY VOTE ON
       EACH ISSUE SUBJECT TO SHAREHOLDER VOTE EXCEPT
       ELECTION OF DIRECTORS.




--------------------------------------------------------------------------------------------------------------------------
 HANG LUNG PROPERTIES LTD                                                                    Agenda Number:  700825358
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y30166105
    Meeting Type:  AGM
    Meeting Date:  08-Nov-2005
          Ticker:
            ISIN:  HK0101000591
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       265325 DUE TO THE ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Receive and approve the financial statements              Mgmt          For                            For
       and reports of the Directors and the Auditors
       for the YE 30 JUN 2005

2.     Declare a final ordinary dividend                         Mgmt          For                            For

3.A    Re-elect Mr. Ronnie C. Chan as a Director                 Mgmt          For                            For

3.B    Re-elect Mr. H.K. Cheng as a Director                     Mgmt          For                            For

3.C    Re-elect Mr. S.S. Yin as a Director                       Mgmt          For                            For

3.D    Re-elect Mr. William P.Y. Ko as a Director                Mgmt          For                            For

3.E    Re-elect Ms. Estella Y.K. Ng as a Director                Mgmt          For                            For

3.F    Authorize the Board of Directors to fix the               Mgmt          For                            For
       Directors  fees

4.     Re-appoint the KPMG as the Auditors of the Company        Mgmt          For                            For
       and authorize the Directors to fix their remuneration

S.5    Approve to re-designate 120,000 of the existing           Mgmt          For                            For
       convertible cumulative preference shares of
       HKD 7,500 each in the capital of the Company
       (Convertible Preference Shares) as  Ordinary
       Shares of HKD 1 each ; and alter the authorized
       share capital of the Company of HKD 6,000,000,000
       (comprising 4,500,000,000 ordinary shares of
       HKD 1 each and 200,000 Convertible Preference
       Shares of HKD 7,500 each) to 5,400,000,000
       ordinary shares of HKD 1 each and 80,000 Convertible
       Preference Shares of HKD 7,500 each

6.A    Authorize the Directors of the Company to purchase        Mgmt          For                            For
       shares in the capital of the Company during
       the relevant period, the aggregate nominal
       amount of ordinary shares of HKD 1 each in
       the capital of the Company  Ordinary Shares
       which may be purchased by the Company on The
       Stock Exchange of Hong Kong Limited or any
       other stock exchange recognized by the Securities
       and Futures Commission on the Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on share repurchases, the aggregate nominal
       amount of Convertible Cumulative Preference
       Shares of HKD 7,500 each in the capital of
       the Company  Convertible Preference Shares
       , not exceeding 10% of the aggregate nominal
       amount of the Convertible Preference Shares
       in the share capital of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is to be held by law

6.B    Authorize the Directors of the Company, pursuant          Mgmt          Against                        Against
       to Section 57B of the Companies Ordinance,
       to allot, issue and deal with additional shares
       in the capital of the Company and to allot,
       issue or grant securities convertible into
       shares in the capital of the Company or options,
       warrants or similar rights to subscribe for
       any such share or such convertible securities
       and to make or grant offers, agreements and
       options during and after the relevant period,:
       i) a rights issue; or ii) the exercise of rights
       of subscription; or iii) any option scheme
       or similar arrangement; or iv) any scrip dividend
       or similar arrangement providing for the allotment
       of shares in view whole or part of a dividend
       on shares of the Company in accordance with
       the Articles of Association of the Company
       shall not exceed the aggregate of: aa) in case
       of ordinary shares 20% of the aggregate nominal
       amount of the ordinary shares in the share
       capital of Company in issue at the date of
       passing this resolution plus; bb) in the case
       of convertible preference shares 20% of the
       aggregate nominal amount of the convertible
       preference shares in the share capital of the
       Company in issue at the date of passing this
       resolution plus; cc) if the Directors are so
       authorized by a separate ordinary resolution
       of shareholders of the Company in Resolution
       6.C , the nominal amount of the share capital
       of the Company repurchased by the Company subsequent
       to the passing of this resolution, up to a
       maximum equivalent to 10% in the case of ordinary
       shares, the aggregate nominal amount of the
       ordinary shares in issue at the date of passing
       this resolution and in the case of convertible
       preference shares, the aggregate nominal amount
       of the convertible preference shares in issue
       at the date of passing this resolution shall
       be limited accordingly

6.C    Authorize the Directors of the Company to exercise        Mgmt          Against                        Against
       the powers of the Company as referred in Resolution
       6.B in respect of the share capital of the
       Company referred in sub-Point (cc) in Resolution
       6.B

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 HARRAH'S ENTERTAINMENT, INC.                                                                Agenda Number:  932458967
--------------------------------------------------------------------------------------------------------------------------
        Security:  413619107
    Meeting Type:  Annual
    Meeting Date:  25-Apr-2006
          Ticker:  HET
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CHARLES L. ATWOOD                                         Mgmt          For                            For
       R. BRAD MARTIN                                            Mgmt          For                            For
       GARY G. MICHAEL                                           Mgmt          For                            For

02     APPROVAL OF THE COMPANY S AMENDED AND RESTATED            Mgmt          Against                        Against
       2004 EQUITY INCENTIVE AWARD PLAN.

03     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS THE INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR
       2006 CALENDAR YEAR.




--------------------------------------------------------------------------------------------------------------------------
 HEALTH CARE PROPERTY INVESTORS, INC.                                                        Agenda Number:  932488984
--------------------------------------------------------------------------------------------------------------------------
        Security:  421915109
    Meeting Type:  Annual
    Meeting Date:  11-May-2006
          Ticker:  HCP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MARY A CIRILLO-GOLDBERG                                   Mgmt          For                            For
       ROBERT R. FANNING, JR.                                    Mgmt          For                            For
       JAMES F. FLAHERTY III                                     Mgmt          For                            For
       DAVID B. HENRY                                            Mgmt          For                            For
       MICHAEL D. MCKEE                                          Mgmt          For                            For
       HAROLD M. MESSMER, JR.                                    Mgmt          For                            For
       PETER L. RHEIN                                            Mgmt          For                            For
       KENNETH B. ROATH                                          Mgmt          For                            For
       RICHARD M. ROSENBERG                                      Mgmt          For                            For
       JOSEPH P. SULLIVAN                                        Mgmt          For                            For

02     TO APPROVE THE COMPANY S 2006 PERFORMANCE INCENTIVE       Mgmt          For                            For
       PLAN.

03     TO RATIFY THE SELECTION OF ERNST & YOUNG LLP              Mgmt          For                            For
       AS THE COMPANY S INDEPENDENT AUDITORS FOR THE
       FISCAL YEAR ENDING DECEMBER 31, 2006.

04     AT THEIR DISCRETION, THE PROXIES ARE AUTHORIZED           Mgmt          For                            For
       TO CONSIDER AND VOTE UPON SUCH OTHER BUSINESS
       AS MAY PROPERLY COME BEFORE THE MEETING OR
       ANY ADJOURNMENT THEREOF.




--------------------------------------------------------------------------------------------------------------------------
 HILTON GROUP PLC                                                                            Agenda Number:  700861429
--------------------------------------------------------------------------------------------------------------------------
        Security:  G45098103
    Meeting Type:  EGM
    Meeting Date:  27-Jan-2006
          Ticker:
            ISIN:  GB0005002547
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the disposal of the entire issued share           Mgmt          For                            For
       capital of Ladbrokes Group International Luxembourg
       S.A. and Ladbrokes Hotels USA Corporation and
       the transfer of  the Associated Contracts
       as specified  the Circular   on the terms and
       subject to the conditions of a disposal agreement
       dated 29 DEC 2005 between, interalia, i) the
       Company; and ii) HHC  the Disposal Agreement
       as specified; authorize the Independent Directors
       for the purposes of Chapter 10 of the Listing
       Rules of the UK Listing Authority and generally,
       as specified  to conclude and implement the
       Disposal Agreement in accordance with its terms
       and conditions and to make such non material
       modifications, variations, waivers and extensions
       of any of the terms of the Disposal Agreement
       and any other documents connected with such
       transaction and arrangements

S.2    Approve, subject to passing of Resolution 1               Mgmt          For                            For
       and completion of the Disposal Agreement, the
       name of the Company be changed to Ladbrokes
       plc




--------------------------------------------------------------------------------------------------------------------------
 HONG KONG & CHINA GAS CO LTD                                                                Agenda Number:  700951139
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y33370100
    Meeting Type:  AGM
    Meeting Date:  19-May-2006
          Ticker:
            ISIN:  HK0003000038
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the statement of accounts             Mgmt          For                            For
       for the YE 31 DEC 2005 and the reports of the
       Directors and the Auditors thereon

2.     Declare a final dividend                                  Mgmt          For                            For

3.I    Re-elect Dr. Lee Shau Kee as a Director                   Mgmt          For                            For

3.II   Re-elect Mr. Liu Lit Man as a Director                    Mgmt          For                            For

3.III  Re-elect Dr. The Hon. David Li Kwok Po as a               Mgmt          For                            For
       Director

3.IV   Re-elect Mr. Ronald Chan Tat Hung as a Director           Mgmt          For                            For

4.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company to hold office from the conclusion
       of this meeting until the conclusion of the
       next AGM and authorize the Directors to fix
       their remuneration

5.     Approve the each Director s fee at the rate               Mgmt          For                            For
       of HKD 130,000 per annum; in the case of Chairman
       an additional fee at the rate of HKD 130,000
       per annum; and in the case of each member of
       the Audit Committee an additional fee at the
       rate of HKD 100,000 per annum, and for each
       following FY until the Company in general meeting
       otherwise determines

6.I    Authorize the Directors of the Company to purchase        Mgmt          For                            For
       shares in the capital of the Company during
       the relevant period, subject to this resolution,
       not exceeding 10% of the aggregate nominal
       amount of the share capital of the Company;
       Authority expires the earlier of the conclusion
       of the next AGM or the expiration of the period
       within which the next AGM is to be held by
       Law

6.II   Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements, options and warrants during and
       after the relevant period, not exceeding 20%
       of the aggregate nominal amount of the issued
       share capital of the Company otherwise than
       pursuant to: i) a rights issue; or ii) the
       exercise of rights of subscription or conversion
       under the terms of any warrants issued by the
       Company or any securities which are convertible
       under the terms of any warrants issued by the
       Company or any any securities which are convertible
       into shares, where shares are to allotted wholly
       for cash 10%

6.III  Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       6.I and 6.II, to extend the general mandate
       granted to the Directors to allot, issue and
       deal with the shares in the capital of the
       Company and to make, issue or grant offers,
       agreements, options and warrants, pursuant
       to Resolution 6.II, by an amount representing
       the total nominal amount of the share capital
       of the Company purchased pursuant to Resolution
       6.I, provided that such amount does not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company at the
       date of passing this resolution

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE RECORD DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HONG KONG AIRCRAFT ENGINEERING CO HAECO LTD                                                 Agenda Number:  700843899
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y29790105
    Meeting Type:  EGM
    Meeting Date:  09-Dec-2005
          Ticker:
            ISIN:  HK0044000302
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the entering into of the HAECO Service            Mgmt          For                            For
       Agreement, the TAECO Service Agreement and
       the TAECO Line Maintenance Agreement by the
       Company  as specified , the Transactions and
       the Annual Caps set out below for the YE 31
       DEC: for HAECO Services HKD 1,155 million in
       2006 and HKD 1,234 million in 2007; for TAECO
       Main and LM Services HKD 350 million in 2006
       and HKD 394 million in 2007




--------------------------------------------------------------------------------------------------------------------------
 HONG KONG AIRCRAFT ENGINEERING CO HAECO LTD                                                 Agenda Number:  700929043
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y29790105
    Meeting Type:  AGM
    Meeting Date:  09-May-2006
          Ticker:
            ISIN:  HK0044000302
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the report of the Directors and the               Non-Voting    No vote
       audited accounts for the YE 31 DEC 2005

1.     Declare a final dividend                                  Mgmt          For                            For

2.A    Re-elect Mr. Chan Ping Kit as a Director                  Mgmt          For                            For

2.B    Re-elect Mr. Davy Ho Cho Ying as a Director               Mgmt          For                            For

2.C    Re-elect Mr. Antony Nigel Tyler as a Director             Mgmt          For                            For

2.D    Re-elect Mr. Lincoln Leong Kwok Kuen as a Director        Mgmt          For                            For

2.E    Re-elect Mr. John Robert Gibson as a Director             Mgmt          For                            For

3.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       and authorize the Directors to fix their remuneration

4.     Authorize the Directors to make on-market repurchases     Mgmt          For                            For
       of the Company s shares

5.     Authorize the Directors to allot, issue and               Mgmt          Against                        Against
       otherwise deal with the Company s shares




--------------------------------------------------------------------------------------------------------------------------
 HONGKONG ELEC HLDGS LTD                                                                     Agenda Number:  700847683
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y33549117
    Meeting Type:  EGM
    Meeting Date:  13-Dec-2005
          Ticker:
            ISIN:  HK0006000050
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the disposal by the Company of the attributable   Mgmt          For                            For
       interests in CKI/HEI Electricity Distribution
       Holdings (Australia) Pty Ltd and ETSA Utilities
       and the carrying out by the Company of the
       related transactions  the Transaction  on the
       terms and subject to the conditions of the
       agreement made between the Company and Cheung
       Kong Infrastructure Holdings Limited dated
       09 NOV 2005  the Agreement , as specified,
       and the implementation, exercise or enforcement
       of any of the rights, and performance of any
       of the obligations under the Agreement and/or
       the Transactions, and authorize any 2 Executive
       Directors to execute all such documents and
       deeds  and if necessary apply the common seal
       of the Company thereto  and do and authorize
       all such acts, matters and things as they may
       in their discretion consider necessary or desirable
       on behalf of the Company for the purpose of
       implementing, and otherwise in connection with,
       the Agreement and the Transactions or the implementation,
       exercise or enforcement of any of the rights,
       and performance of any of the obligations,
       under the Agreement and/or any deed, document,
       undertaking or obligation entered into or associated
       with the Agreement and/or the Transactions,
       including agreeing any modifications, amendments,
       waivers, variations or extensions of the Agreement
       and/or any deed, document, undertaking or obligation
       entered into or associated with the Transactions,
       as such Directors may deem fit




--------------------------------------------------------------------------------------------------------------------------
 HONGKONG ELEC HLDGS LTD                                                                     Agenda Number:  700951242
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y33549117
    Meeting Type:  AGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  HK0006000050
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 293793 DUE TO THE SPLITTING OF RESOLUTION
       NO.2. ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Receive the statement of accounts and the reports         Mgmt          For                            For
       of the Directors and the Auditors for the YE
       31 DEC 2005

2.i    Declare a final dividend of HKD 1.01 per share            Mgmt          For                            For

2.ii   Declare a special dividend of HKD 0.73 per share          Mgmt          For                            For

3.i    Re-elect Mr. Neil McGee, who retires pursuant             Mgmt          For                            For
       to Article 99 of the Articles of Association
       of the Company, as a Director of the Company

3.ii   Re-elect Mr. Wan Chi-tin, who retires pursuant            Mgmt          For                            For
       to Article 99 of the Articles of Association
       of the Company, as a Director of the Company

3.iii  Re-elect Mr. Ralph Raymond Shea, who retires              Mgmt          For                            For
       pursuant to Article 116 of the Articles of
       Association of the Company, as a Director of
       the Company

3.iv   Re-elect Mr. Wong Chung-hin, who retires pursuant         Mgmt          For                            For
       to Article 99 of the Articles of Association
       of the Company, as a Director of the Company

4.     Appoint the Auditors and authorize the Directors          Mgmt          For                            For
       to fix their remuneration

5.     Authorize the Directors, during and after the             Mgmt          For                            For
       relevant period, to issue and dispose of additional
       shares of the Company not exceeding 20% of
       the existing issued share capital of the Company,
       and grant offers or options  including bonds
       and debentures convertible into shares of the
       Company ;  Authority expires the earlier of
       the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM is to be held by law

6.     Authorize the Directors to repurchase shares              Mgmt          For                            For
       of HKD 1.00 each in the issued capital of the
       Company during the relevant period, in accordance
       with all applicable laws and requirements of
       the Rules Governing the Listing of Securities
       on the Stock Exchange of Hong Kong Limited,
       not exceeding 10% of the number of the issued
       shares at the date of this resolution;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM is to
       be held by law

7.     Approve to extend the authority granted to the            Mgmt          For                            For
       Directors to allot, issue and deal with additional
       shares pursuant to Resolution 5 as specified
       by the addition thereto of an amount  the aggregate
       nominal amount of any share capital of the
       Company repurchased by the Company under the
       authority granted pursuant to Resolution 6
       as specified , not exceeding 10% of the aggregate
       nominal amount of the existing issued share
       capital of the Company as at the date of passing
       of the relevant resolution

S.8    Amend the Articles 2, 78, 96, 100, and 106 (d)            Mgmt          For                            For
       of the Articles of Association of the Company
       s




--------------------------------------------------------------------------------------------------------------------------
 HONGKONG LAND HOLDINGS LTD                                                                  Agenda Number:  700956608
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4587L109
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2006
          Ticker:
            ISIN:  BMG4587L1090
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial statements              Mgmt          For                            For
       and the Independent Auditors  report for the
       YE 31 DEC 2005, and declare a final dividend

2.A    Re-elect Mr. R.C. Kwok as a Director                      Mgmt          For                            For

2.B    Re-elect Mr. A.J.L. Nightingale as a Director             Mgmt          For                            For

2.C    Re-elect Ms. Percy Weatherall as a Director               Mgmt          For                            For

3.     Approve to fix the Directors  fees                        Mgmt          For                            For

4.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            For
       to fix their remuneration

5.     Authorize the Directors to allot or issue shares          Mgmt          For                            For
       and to make and grant offers, agreements and
       options which would or might require shares
       to be allotted, issued or disposed of during
       or after the end of the relevant period, (a),
       otherwise than pursuant to a Rights Issue
       subject to such exclusions or other arrangements
       as the Directors may deem necessary or expedient
       in relation to fractional entitlements or legal
       or practical problems under the laws of, or
       the requirements of any recognized regulatory
       body or any stock exchange in, any territory
       , or upon conversion of the USD 400,000,000
       2.75% guaranteed convertible bonds convertible
       into fully-paid shares of the Company, not
       exceeding USD 11.4 million;  Authority expires
       the earlier of the conclusion of the next AGM
       or the expiration of the period within which
       such meeting is required by law to be held

6.     Authorize the Directors to purchase its own               Mgmt          For                            For
       shares, subject to and in accordance with all
       applicable laws and regulations, during the
       relevant period the aggregate nominal amount
       of shares of the Company which the Company
       may purchase, shall be less than 15% of the
       aggregate nominal amount of the existing issued
       share capital of the Company at the date of
       this meeting, and such approval shall be limited
       accordingly; and the approval of this resolution
       shall, where permitted by applicable laws and
       regulations and subject to the limitation of
       this resolution, extend to permit the purchase
       of shares of the Company (i) by subsidiaries
       of the Company and (ii) pursuant to the terms
       of put warrants or financial instruments having
       similar effect  Put Warrants  whereby the Company
       can be required to purchase its own shares,
       provided that where Put Warrants are issued
       or offered pursuant to a rights issue, the
       price which the Company may pay for shares
       purchased on exercise of Put Warrants shall
       not exceed 15% more than the average of the
       market quotations for the shares for a period
       of not more than 30 nor less than the 5 dealing
       days falling 1 day prior to the date of any
       public announcement by the Company of the proposed
       issue of Put Warrants;  Authority expires the
       earlier of the conclusion of the next AGM or
       the expiration of the period within which such
       meeting is required by Law to be held




--------------------------------------------------------------------------------------------------------------------------
 HOSPITALITY PROPERTIES TRUST                                                                Agenda Number:  932479529
--------------------------------------------------------------------------------------------------------------------------
        Security:  44106M102
    Meeting Type:  Annual
    Meeting Date:  23-May-2006
          Ticker:  HPT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       FRANK J. BAILEY                                           Mgmt          For                            For
       GERARD M. MARTIN                                          Mgmt          For                            For

02     TO APPROVE AN AMENDMENT TO OUR DECLARATION OF             Mgmt          For                            For
       TRUST THAT PERMITS US TO ISSUE SHARES WITHOUT
       CERTIFICATES.

03     TO APPROVE AN AMENDMENT TO OUR DECLARATION OF             Mgmt          For                            For
       TRUST TO REMOVE OUR OBLIGATION TO DELIVER CERTAIN
       REPORTS TO OUR SHAREHOLDERS.

04     TO APPROVE AN AMENDMENT TO OUR DECLARATION OF             Mgmt          For                            For
       TRUST THAT PERMITS AFFILIATES OF HRPT PROPERTIES
       TRUST TO SERVE AS INDEPENDENT TRUSTEES.

05     TO APPROVE THE ADJOURNMENT OR POSTPONEMENT OF             Mgmt          For                            For
       THE MEETING, IF NECESSARY OR APPROPRIATE, TO
       SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT
       VOTES AT THE TIME OF THE MEETING TO APPROVE
       ITEMS 2, 3 AND 4.




--------------------------------------------------------------------------------------------------------------------------
 HSBC HOLDINGS PLC                                                                           Agenda Number:  700924283
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4634U169
    Meeting Type:  AGM
    Meeting Date:  26-May-2006
          Ticker:
            ISIN:  GB0005405286
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual accounts and reports of the            Mgmt          For                            For
       Directors and of the Auditor for the YE 31
       DEC 2005

2.     Approve the Director s remuneration report for            Mgmt          For                            For
       the YE 31 DEC 2005

3.a    Re-elect Mr. Boroness Dunn as a Director                  Mgmt          For                            For

3.b    Re-elect Mr. M.F. Geoghegan as a Director                 Mgmt          For                            For

3.c    Re-elect Mr. S.K. Green as a Director                     Mgmt          For                            For

3.d    Re-elect Sir. Mark Moody-Stuart as a Director             Mgmt          For                            For

3.e    Re-elect Mr. S.M. Robertson as a Director                 Mgmt          For                            For

3.f    Re-elect Mr. H.Sohmen as a Director                       Mgmt          For                            For

3.g    Re-elect Sir. Brian Williamson as a Director              Mgmt          For                            For

4.     Re-appoint KPMG Audit PLC, as the Auditor at              Mgmt          For                            For
       remuneration to be determined by the Group
       Audit Committee

5.     Authorize the Directors, pursuant to and for              Mgmt          For                            For
       the purposes of Section 80 of the Companies
       Act 1985, to allot relevant securities  Section
       80  up to an aggregate nominal amount of GBP
       100,000 and EUR 100,000  in each such case
       in the form of 100,000,000 non-cumulative preference
       shares  and USD USD85,500  in the form of 8,550,000
       non-cumulative preference shares  and USD1,137,200,000
       in the form of Ordinary Shares of USD 0.50
       each  Ordinary Shares  provided that this authority
       shall be limited so that, otherwise than pursuant
       to: a) a rights issue or other issue the subject
       of an offer or invitation, open for acceptance
       for a period fixed by the Directors, to: i)
       Ordinary Shareholders where the relevant Securities
       respectively attributable to the interests
       of all Ordinary Shareholders are proportionate
       (or as nearly as may be) to the respective
       number of Ordinary Shares held by them; and
       ii) holders of securities, bonds, debentures
       or warrants which, in accordance with the rights
       attaching thereto, are entitled to participate
       in such a rights issue or other issue, but
       subject to such exclusions or other arrangements
       as the Directors may deem necessary or expedient
       in relation to fractional entitlements or securities
       represented by depositary receipts or having
       regard to any restrictions, obligations or
       legal problems under the laws of or the requirements
       of any regulatory body or stock exchange in
       any territory or otherwise howsoever; or b)
       the terms of any share plan for employees of
       the Company or any of its subsidiary undertakings;
       or c) any scrip dividend scheme or similar
       arrangements implemented in accordance with
       the Articles of Association of the Company;
       or d) the allotment of up to 10,000,000 non-cumulative
       preference shares of GBP 0.01 each, 8,550,000
       non-cumulative preference shares of USD 0.01
       each and 10,000,000 non-cumulative preference
       shares of EUR 0.01 each in the capital of the
       Company, the nominal amount of relevant securities
       to be allotted by the Directors pursuant to
       this authority wholly for cash shall not in
       aggregate, together with any allotment of other
       equity securities authorized by sub-paragraph
       b) of Resolution 6, exceed USD 284,300,000
       being equal to approximately 5 % of the nominal
       amount of Ordinary Shares of the Company in
       issue ;  Authority expires at the conclusion
       of the AGM of the Company in 2007 ; and authorize
       the Directors to allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

s.6    Authorize the Directors, pursuant to section              Mgmt          For                            For
       95 of the Companies Act 1985  the Act : a)
       subject to the passing of Resolution 5, to
       allot equity securities  Section 94 of the
       Companies Act 1985 ; and b) to allot any other
       equity securities  Section 94 of the Companies
       Act 1985  which are held by the Company in
       treasury, dis-applying the statutory pre-emption
       rights  Section 89(1) ;  Authority expires
       at the conclusion of the AGM of the Company
       in 2007 ; and authorize the Directors to allot
       equity securities after the expiry of this
       authority in pursuance of such an offer or
       agreement made prior to such expiry

7.     Authorize the Company to make market purchases            Mgmt          For                            For
       Section 163 of the Companies Act 1985  of
       up to 1,137,200,000 ordinary shares of USD
       0.50 each in the capital of the Company, at
       a minimum price of USD 0.50 and up to 105%
       of the average middle market quotations for
       such shares derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days or 105% of the average of the closing
       prices of ordinary shares on The Stock Exchange
       of Hong Kong Limited, over the previous 5 business
       days;  Authority expires at the conclusion
       of the AGM of the Company in 2007 ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

8.     Authorize each of the Non-Executive Director              Mgmt          For                            For
       other than alternate Director , pursuant to
       Article 104.1 of the Articles of Association
       of the Company with effect from 01 JAN 2006,
       to receive GBP 65,000 per annum by way of fees
       for their services as a Director and no such
       fee shall be payable to any executive Director




--------------------------------------------------------------------------------------------------------------------------
 HUBBELL INCORPORATED                                                                        Agenda Number:  932460304
--------------------------------------------------------------------------------------------------------------------------
        Security:  443510201
    Meeting Type:  Annual
    Meeting Date:  01-May-2006
          Ticker:  HUBB
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       G. RATCLIFFE                                              Mgmt          For                            For
       E. BROOKS                                                 Mgmt          For                            For
       G. EDWARDS                                                Mgmt          For                            For
       J. HOFFMAN                                                Mgmt          For                            For
       A. MCNALLY IV                                             Mgmt          For                            For
       D. MEYER                                                  Mgmt          For                            For
       T. POWERS                                                 Mgmt          For                            For
       D. VAN RIPER                                              Mgmt          For                            For
       R. SWIFT                                                  Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS   Mgmt          For                            For
       LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
       FOR THE YEAR 2006.

03     REAPPROVAL OF THE COMPANY S SENIOR EXECUTIVE              Mgmt          For                            For
       INCENTIVE COMPENSATION PLAN.




--------------------------------------------------------------------------------------------------------------------------
 HUNG HING PRINTING GROUP LTD                                                                Agenda Number:  700781948
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3779N105
    Meeting Type:  AGM
    Meeting Date:  29-Aug-2005
          Ticker:
            ISIN:  HK0450001869
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 251837 DUE TO CHANGE IN THE AGENDA. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Receive and approve the audited financial statements      Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the FYE 31 MAR 2005

2.     Declare a final dividend for the YE 31 MAR 2005           Mgmt          For                            For

3.     Re-elect Mr. Yam Ho Ming, Michael, Ms. Yum Pui            Mgmt          For                            For
       Ming, Anna and Mr. Yap, Alfred Donald as the
       Directors and authorize the Directors to fix
       their remuneration

4.     Appoint the Auditors and authorize the Directors          Mgmt          For                            For
       to fix their remuneration

5.A    Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with shares of HKD 0.10 each
       in the capital of the Company and to make or
       grant offers, agreements and options  including
       warrants, bonds, debentures convertible into
       shares of the Company  during and after the
       relevant period, not exceeding 20% of the aggregate
       nominal amount of the share capital of the
       Company, otherwise than pursuant to 1) a rights
       issue; or 2) the exercise of rights of subscription
       or conversion; or 3) the exercise of any options
       under any option scheme or similar arrangement;
       or 4) an issue of shares as scrip dividend
       or similar arrangement providing for the allotment
       of shares in lieu of the whole or part of a
       dividend on the shares of the Company in accordance
       with the Articles of Association of the Company
       from time to time;  Authority expires the earlier
       of the conclusion of the next AGM or the expiration
       of the period within which the next AGM is
       required by the Articles of Association of
       the Company or any applicable law of Hong Kong
       to be held

5.B    Authorize the Directors of the Company to purchase        Mgmt          For                            For
       shares of HKD 0.10 each in the capital of the
       Company during the relevant period, not exceeding
       10% of the aggregate nominal amount of the
       share capital of the Company in issue;  Authority
       expires the earlier of the conclusion of the
       next AGM or the expiration of the period within
       which the next AGM of the Company is required
       by the Articles of Association of the Company
       or any applicable law of Hong Kong to be held

5.C    Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5.A and 5.B, the aggregate nominal amount of
       the shares of the Company purchased by the
       Company pursuant to Resolution 5.B, to the
       aggregate nominal amount of the share capital
       of the Company that may be allotted pursuant
       to Resolution 5.A, provided that such amount
       shall not exceed 10% of the aggregate nominal
       amount of the issued share capital of the Company
       at the date of passing this resolution




--------------------------------------------------------------------------------------------------------------------------
 HUSKY ENERGY INC                                                                            Agenda Number:  700908328
--------------------------------------------------------------------------------------------------------------------------
        Security:  448055103
    Meeting Type:  SGM
    Meeting Date:  19-Apr-2006
          Ticker:
            ISIN:  CA4480551031
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. Victor T.K. Li as a Director                    Mgmt          For                            For

1.2    Elect Mr. Canning K.N. Fok as a Director                  Mgmt          For                            For

1.3    Elect Mr. R. Donald Fullerton as a Director               Mgmt          For                            For

1.4    Elect Mr. Martin J.G. Glynn as a Director                 Mgmt          For                            For

1.5    Elect Mr. Terence C.Y. Hui as a Director                  Mgmt          For                            For

1.6    Elect Mr. Brent D. Kinney as a Director                   Mgmt          For                            For

1.7    Elect Mr. Holger Kluge as a Director                      Mgmt          For                            For

1.8    Elect Mr. Poh Chan Koh as a Director                      Mgmt          For                            For

1.9    Elect Mr. Eva L. Kwok as a Director                       Mgmt          For                            For

1.10   Elect Mr. Stanley T.L. Kwok as a Director                 Mgmt          For                            For

1.11   Elect Mr. John C.S. Lau as a Director                     Mgmt          For                            For

1.12   Elect Mr. Wayne E. Shaw as a Director                     Mgmt          For                            For

1.13   Elect Mr. William Shurniak as a Director                  Mgmt          For                            For

1.14   Elect Mr. Frank J. Sixt as a Director                     Mgmt          For                            For

2.     Appoint KPMG LLP as the Auditors of the Corporation       Mgmt          For                            For

3.     Amend the Corporation s By-Law No.1 as specified          Mgmt          For                            For

       Receive the annual report of the Board of Directors       Non-Voting    No vote
       to the shareholders and the consolidated audited
       financial statements of the Corporation for
       the FYE 31 DEC 2005

       Any other business                                        Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO ADDITION       Non-Voting    No vote
       OF NON VOTABLE AGENDA ITEMS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HYATT REGENCY SA                                                                            Agenda Number:  700826831
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3407C100
    Meeting Type:  EGM
    Meeting Date:  16-Nov-2005
          Ticker:
            ISIN:  GRS338163009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Director s decision regarding        Mgmt          For                            For
       the distribution of an extra dividend payment
       from the Company s profits of previous FY s,
       amount of EUR 23.520.000 or cent 0.28 per share

2.     Approve the Stock Option Programme to the Company         Mgmt          Abstain                        Against
       s Executives

3.     Miscellaneous announcements                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 HYATT REGENCY SA                                                                            Agenda Number:  700994002
--------------------------------------------------------------------------------------------------------------------------
        Security:  X3407C100
    Meeting Type:  OGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  GRS338163009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual financial statements for               Mgmt          For                            For
       the FY 2005, parent and consolidated, together
       with the Board of Directors and the Auditors
       relevant reports

2.     Grant discharge to the Board of Directors Members         Mgmt          For                            For
       and the Auditors from any liability for indemnity
       for the FY 2005

3.     Approve the Board of Directors remuneration               Mgmt          For                            For
       for the year 2005 and pre-approve the same
       for the year 2006

4.     Approve the dividend payment for the year 2005            Mgmt          For                            For

5.     Elect the Certified Auditors, regular and substitute,     Mgmt          For                            For
       for the FY 2006 and to determine their remuneration

6.     Elect the new Board of Directors                          Mgmt          For                            For

7.     Approve to change the Company s name; amend               Mgmt          For                            For
       Article 1 of the Company s Articles of Association
       and codification of it

8.     Grant permission to the Board of Directors Members        Mgmt          For                            For
       for their participation in other Companies
       Board of Directors or Management pursuing similar
       business goals according to Article 23, Paragraph
       1 of C.L. 2190/1920

9.     Miscellaneous announcements                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 HYPO REAL ESTATE HOLDING AG, MUENCHEN                                                       Agenda Number:  700910866
--------------------------------------------------------------------------------------------------------------------------
        Security:  D3449E108
    Meeting Type:  AGM
    Meeting Date:  08-May-2006
          Ticker:
            ISIN:  DE0008027707
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the financial statements and              Non-Voting    No vote
       annual report for the 2005 FY with the report
       of the Supervisory Board, the Group financial
       statements and the Group annual report

2.     Approve the appropriation of the distributable            Mgmt          For                            For
       profit of EUR 248,253,263.99 as follows: payment
       of a dividend of EUR 1 per no-par share EUR
       113,500,000 shall be allocated to the other
       revenue reserves, EUR 681,088.99 shall be carried
       forward, ex-dividend and payable date: 09 MAY
       2006

3.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            For

4.     Ratify the acts of the Supervisory Board                  Mgmt          For                            For

5.     Authorize the Board of Managing Directors, with           Mgmt          Against                        Against
       the consent of the Supervisory Board, to increase
       the Company's share capital by up to EUR 201,108,261
       through the issue of up to 67,036,087 new bearer
       no-par shares against payment in cash or kind,
       on or before 07 MAY 2011; shareholders shall
       be granted subscription rights except for a
       capital increase of up to 10% of the Company's
       share capital against payment in cash if the
       new shares are issued at a price not materially
       below their market price, for a capital increase
       against payment in kind, for the issue of up
       to 70,000 shares annually to executives and
       employees of the Company and its affiliates,
       for residual amounts, and for the granting
       of such rights to bondholders; and amend the
       Articles of Association

6.     Authorize: the Company to acquire own shares              Mgmt          For                            For
       of up to 10% of its share capital, at a price
       differing neither more than 10% from the market
       price of the shares if they are acquired through
       the stock exchange, nor more than 20% if they
       are acquired by way of a repurchase offer,
       on or before 08 NOV 2007; Authorize the Board
       of Managing Directors to dispose of the shares
       in a manner other than the stock exchange or
       an offer to all shareholders if the shares
       are sold at a price not materially below the
       market price of identical shares, to use the
       shares for acquisition purposes or for satisfying
       option or convertible rights, and to retire
       the shares

7.     Approve that each Member of the Supervisory               Mgmt          For                            For
       Board shall receive a fixed annual remuneration
       of EUR 70,000; the Chairman shall receive EUR
       175,000, the Deputy Chairman EUR 105,000, Members
       of the Executive Committee shall receive an
       additional annual remuneration of EUR 10,000,
       the Chairman of this committee shall receive
       EUR 20,000; Members of the Audit Committee
       shall receive an additional annual remuneration
       of EUR 20,000, the Chairman of this Committee
       shall receive EUR 40,000; and amend the Articles
       of Association

8.     Amend the Articles of Association in respect              Mgmt          For                            For
       of the use of electronic means of communication
       for the issue of proxy-voting instructions

9.     Appoint KPMG Deutsche Treuhand-Gesellschaft               Mgmt          For                            For
       AG, Berlin and Frankfurt as the Auditors for
       the 2006 FY




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI DEVELOPMENT CO - ENGINEERING & CONSTRUCTION                                         Agenda Number:  700882170
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38397108
    Meeting Type:  AGM
    Meeting Date:  17-Mar-2006
          Ticker:
            ISIN:  KR7012630000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 29th balance sheet, the income statement      Mgmt          For                            For
       and the disposition of retained earning for
       FY 2005

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the Audit Committee Member who are Outside          Mgmt          For                            For
       Directors

4.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MTR CO                                                                              Agenda Number:  700869603
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38472109
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7005380001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation of unappropriated
       earnings

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the External Directors as Members of the            Mgmt          For                            For
       Audit Committee

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 IMPERIAL TOBACCO GROUP PLC                                                                  Agenda Number:  700855159
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4721W102
    Meeting Type:  AGM
    Meeting Date:  31-Jan-2006
          Ticker:
            ISIN:  GB0004544929
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the account for the FYE 30 SEP 2005,              Mgmt          For                            For
       together with the Directors  and the Auditor
       s report thereon

2.     Receive and approve the Directors remuneration            Mgmt          For                            For
       report for the FYE 30 SEP 2005, together with
       the Directors  and the Auditor s report thereon

3.     Declare a final dividend for the FYE 30 SEP               Mgmt          For                            For
       2005 of 39.5 pence per ordinary share of 10
       pence each payable on 17 FEB 2006 to those
       shareholders on the register at the close of
       business on 20 JAN 2006

4.     Re-elect Mr. A.G.L. Alexander as a Director               Mgmt          For                            For
       of the Company

5.     Re-elect Mr. D.C. Bonham as a Director of the             Mgmt          For                            For
       Company

6.     Elect Mr. C.R. Day as a Director of the Company           Mgmt          For                            For

7.     Re-elect Dr. P.H. Jungles as a Director of the            Mgmt          For                            For
       Company

8.     Elect Mr. G.L. Blashill as a Director of the              Mgmt          For                            For
       Company

9.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of the Company until the conclusion
       of the next general meeting at which accounts
       are laid before the Company

10.    Authorize the Directors to set the remuneration           Mgmt          For                            For
       of the Auditors

11.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347C of the Companies Act 1985  the  Act  ,
       as defined in Section 347A of the Act, to make
       donations to EU political organizations, not
       exceeding GBP 25,000 in total; and to incur
       EU political expenditure not exceeding GBP
       25,000 in total;  Authority expires the earlier
       of the conclusion of the AGM of the Company
       held in 2007 or 30 APR 2007

12.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347D of the Act Imperial Tobacco Limited, as
       defined in Section 347A of the Act, to make
       donations to EU political organizations, not
       exceeding GBP 25,000 in total; and to incur
       EU political expenditure not exceeding GBP
       25,000 in total;  Authority expires the earlier
       of the conclusion of the AGM of the Company
       held in 2007 or 30 APR 2007

13.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347D of the Act Imperial Tobacco International
       Limited, as defined in Section 347A of the
       Act, to make donations to EU political organizations,
       not exceeding GBP 25,000 in total; and to incur
       EU political expenditure not exceeding GBP
       25,000 in total;  Authority expires the earlier
       of the conclusion of the AGM of the Company
       held in 2007 or 30 APR 2007

14.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347D of the Act Van Nelle Tabak Nederland B.V,
       as defined in Section 347A of the Act, to make
       donations to EU political organizations, not
       exceeding GBP 25,000 in total; and to incur
       EU political expenditure not exceeding GBP
       25,000 in total;  Authority expires the earlier
       of the conclusion of the AGM of the Company
       held in 2007 or 30 APR 2007

15.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347D of the Act John Player & Sons, as defined
       in Section 347A, to make donations to EU political
       organizations, not exceeding GBP 25,000 in
       total; and to incur EU political expenditure
       not exceeding GBP 25,000 in total;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company held in 2007 or 30 APR 2007

16.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347D of the Act  Reemtsma Cigarettenfabriken
       Gmbh, as defined in Section 347A of the Act,
       to make donations to EU political organizations,
       not exceeding GBP 25,000 in total; and to incur
       EU political expenditure not exceeding GBP
       25,000 in total;  Authority expires the earlier
       of the conclusion of the AGM of the Company
       held in 2007 or 30 APR 2007

17.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347D of the Act Ets L. Lacroix Fils NV/SA,
       as defined in Section 347A of the Act, to make
       donations to EU political organizations, not
       exceeding GBP 25,000 in total; and to incur
       EU political expenditure not exceeding GBP
       25,000 in total;  Authority expires the earlier
       of the conclusion of the AGM of the Company
       held in 2007 or 30 APR 2007

18.    Adopt to amend the rules of the Imperial Tobacco          Mgmt          For                            For
       Group Long Term Incentive Plan as specified

19.    Authorize the Directors, for the purpose of               Mgmt          For                            For
       Section 80 of the Companies Act 1985   the
       Act , to allot relevant securities  Section
       80(2) of the Act  up to an aggregate nominal
       amount of GBP 24,300,000;  Authority expires
       at the earlier of the conclusion of the next
       AGM of the Company or on 30 APR 2007 ; and
       the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.20   Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Resolution 19 specified in the notice of
       AGM of the Company convened for 31 JAN 2006,
       to allot equity securities  Section 94 of the
       Companies Act 1985  the ACT   whether for cash
       pursuant to the authority conferred by Resolution
       19, disapplying the statutory pre-emption rights
       Section 89(1) , provided that this power is
       limited to the allotment of equity securities:
       a) in connection with a rights issue in favor
       of ordinary shareholders; b) up to an aggregate
       nominal amount of GBP 3,645,000;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or 30 APR 2007 ; and
       the Directors may allot equity securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

S.21   Authorize the Company, in accordance with Article         Mgmt          For                            For
       5 of the Company s Article of Association and
       the Companies Act 1985   the Act , for the
       purpose of Section 166 of the Act, to make
       market purchases  Section 163(3) of the Act
       of up to 72,900,000 ordinary shares of 10
       pence each in the capital of the Company, at
       a minimum price of 10 pence  exclusive of expenses
       and up to an amount equal to 105% of the average
       middle market quotations for such shares derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company held in 2007 or 30 APR 2007
       ; the Company, before the expiry, may make
       a contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry




--------------------------------------------------------------------------------------------------------------------------
 ING GROEP N V                                                                               Agenda Number:  700902960
--------------------------------------------------------------------------------------------------------------------------
        Security:  N4578E413
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  NL0000303600
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 294294 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       BLOCKING IS NOT A REQUIREMENT IMPOSED BY ING              Non-Voting    No vote
       GROEP NV. PLEASE NOTE THAT BLOCKING CONDITIONS
       MAY APPLY, HOWEVER, DEPENDING ON THE SYSTEMS
       OF THE CUSTODIAN BANK(S). IF APPLIED, BLOCKING
       CONDITIONS WILL BE RELAXED AS THEY ARE LIMITED
       TO THE PERIOD BETWEEN VOTE DEADLINE DATE AND
       ONE DAY FOLLOWING REGISTRATION DATE. FINALLY,
       VOTE INSTRUCTIONS RECEIVED AFTER VOTE DEADLINE
       DATE ARE CONSIDERED LATE. LATE VOTES ARE PROCESSED
       ON A BEST EFFORT BASIS. BLOCKING (IF APPLICABLE)
       IS APPLIED TO LATE VOTES BEGINNING ON RECEIPT
       DATE OF VOTE INSTRUCTIONS THROUGH THE DAY FOLLOWING
       REGISTRATION DATE.

1.     Opening remarks and announcements; approval               Mgmt          For                            For
       of the live webcasting of this present meeting
       and subsequent shareholders  meetings

2.A    Reports of the Executive Board and the Supervisory        Non-Voting    No vote
       Board for 2005

2.B    Profit retention and distribution policy                  Non-Voting    No vote

3.A    Annual Accounts for 2005                                  Mgmt          For                            For

3.B    Dividend for 2005                                         Mgmt          For                            For

4.A    Discharge of the Executive Board in respect               Mgmt          For                            For
       of the duties performed during the year 2005

4.B    Discharge of the Supervisory Board in respect             Mgmt          For                            For
       of the duties performed during the year 2005

5.     Corporate governance                                      Non-Voting    No vote

6.A    Appointment of Mr. Dick Harryvan                          Mgmt          For                            For

6.B    Appointment of Mr. Tom Mchierney                          Mgmt          For                            For

6.C    Appointment of Mr. Hans van der Noordaa                   Mgmt          For                            For

6.D    Appointment of Mr. Jacques de Vaucleroy                   Mgmt          For                            For

7.A    Reappointment of Mr. Cor Herkstroter                      Mgmt          For                            For

7.B    Reappointment of Mr. Karel Vuursteen                      Mgmt          For                            For

7.C    Appointment of Mr. Piet Klaver                            Mgmt          For                            For

8.     Maximum number of stock options and performance           Mgmt          For                            For
       shares to be granted to Members of the Executive
       Board for 2005

9.     Amendment of the Pension Scheme in the Executive          Mgmt          For                            For
       Board Remuneration Policy

10.    Remuneration Supervisory Board                            Mgmt          For                            For

11.A   Authorization to issue ordinary shares with               Mgmt          Against                        Against
       or without preferential rights

11.B   Authorization to issue preference B shares with           Mgmt          For                            For
       or without preferential rights

12.A   Authorization to acquire ordinary shares or               Mgmt          For                            For
       depositary receipts for ordinary shares in
       the company s own capital

12.B   Authorization to acquire 24,051,039 depositary            Mgmt          Abstain                        Against
       receipts for preference A shares in the company
       s own capital

12.C   Authorization to acquire preference A shares              Mgmt          For                            For
       or depositary receipts for preference A shares
       in the company s own capital

13.    Cancellation of preference A shares (depositary           Mgmt          For                            For
       receipts of) which are held by ING Groep N.V.

14.A   Approval of the English language as the official          Mgmt          For                            For
       language of the Annual Report with effect from
       the 2006 report

14.B   Approval of the use of the English language               Mgmt          For                            For
       as the official language as of the 2007 shareholders
       meeting

15.    Any other business and conclusion                         Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 INTERCONTINENTAL HOTELS GROUP  PLC NEW                                                      Agenda Number:  700817351
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4804L106
    Meeting Type:  EGM
    Meeting Date:  26-Oct-2005
          Ticker:
            ISIN:  GB00B07Q1P26
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Directors  or a Committee of the            Mgmt          For                            For
       Directors , that the Transaction on the terms
       as specified in the Agreement  as specified
       , to waive, amend, vary or extend any of the
       terms of the Agreement  provided that any such
       waivers, amendments, variations or extensions
       are not of a material nature  and to do all
       things as they may consider to be necessary
       or desirable to implement and give effect to,
       or otherwise in connection with, the Transaction
       and any matters incidental to the Transaction




--------------------------------------------------------------------------------------------------------------------------
 INTERCONTINENTAL HOTELS GROUP PLC, WINDSOR                                                  Agenda Number:  700842392
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4804L106
    Meeting Type:  EGM
    Meeting Date:  07-Dec-2005
          Ticker:
            ISIN:  GB00B07Q1P26
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the disposal of Britvic plc and its               Mgmt          For                            For
       subsidiaries (Britvic) by way of an offering
       to Institutional Investors (the Offer) of the
       whole or part of existing issued share of Britvic
       to be held by Six Continents Investments Limited,
       a wholly-owned subsidiary of InterContinental
       Hotels Group PLC (the Company), and authorize
       the Directors of the Company to make any non-material
       amendment, variation, waiver or extension to
       the terms of  the offer, including any amendment
       or variation to such number of shares as shall
       be sold pursuant to the Offer and are hereby
       authorized to make any amendment or variation
       to the offering price per share  in the capital
       of Britvic which the Directors consider reasonable
       and in the best interests of the Shareholders
       as a whole, and are hereby authorized to do
       all such other things as they may consider
       necessary or desirable in connection with the
       offer provided that such other things have
       no material impact to the terms of the offer
       other than the offering price per share in
       the capital of Britvic




--------------------------------------------------------------------------------------------------------------------------
 INTERCONTINENTAL HOTELS GROUP PLC, WINDSOR                                                  Agenda Number:  700915222
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4804L106
    Meeting Type:  AGM
    Meeting Date:  01-Jun-2006
          Ticker:
            ISIN:  GB00B07Q1P26
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Company s financial statements for            Mgmt          For                            For
       the YE 31 DEC 2005, together with the reports
       of the Directors and Auditors

2.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 DEC 2005

3.     Approve to declare a final dividend of 10.7               Mgmt          For                            For
       pence per ordinary share

4.1    Elect Ms. Jennifer Laing as a Director of the             Mgmt          For                            For
       Company

4.2    Elect Mr. Jonathan Linen as a Director of the             Mgmt          For                            For
       Company

4.3    Re-elect Mr. Robert C. Larson as a Director               Mgmt          For                            For
       of the Company

4.4    Re-elect Mr. Stevan Porter as a Director of               Mgmt          For                            For
       the Company

5.     Re-appoint Ernst & Young LLP as the Auditors              Mgmt          For                            For
       of the Company to hold office until the conclusion
       of the next general meeting at which accounts
       are to be laid before the Company

6.     Authorize the Audit Committee of the Board to             Mgmt          For                            For
       agree the Auditors  remuneration

7.     Authorize the Company, for the purposes of Part           Mgmt          For                            For
       XA of the Companies Act 1985, to become a subsidiary
       of the Company during the period to which the
       resolution relates i  to make donations to
       EU Political Organizations; or ii  incur EU
       political expenditure in an aggregate amount
       not exceeding GBP 100,000 during the ending
       on the date of the AGM in 2007; for the purpose
       of this resolution  Donations  EU Political
       Organizations and EU Political Expenditure
       have the meanings ascribed to them in Part
       XA of the Companies Act 1985  as amended by
       the Political parties, Elections and Referendums
       Act 2000

8.     Approve that the authority conferred on the               Mgmt          For                            For
       Directors by paragraph 13.2 of Article 13 of
       the Company s Articles of Association to allot
       relevant securities by renewed for the period
       ending on the date of the AGM in 2007 or 01
       SEP 2007, whichever is the earlier, and for
       such period the Section 80 amount shall be
       GBP 13,840,591

S.9    Approve that the power conferred on the Directors         Mgmt          For                            For
       by paragraph 13.3 of Article 13 of the Company
       s Articles of Association be renewed for the
       period ending on the date of the AGM in 2007
       or 01 SEP 2007, whichever is the earlier, and
       for such period the Section 80 amount shall
       be GBP 2,076,089

S.10   Authorize the Company, subject to and in accordance       Mgmt          For                            For
       with Article 10 of the Company s Articles of
       Association, for the purpose of Section 166
       of the Companies Act 1985, to make market purchases
       Section 163 of that Act  of up to 62,241,139
       million ordinary shares of 10 pence each in
       the capital of the Company, at a minimum price
       of 10 pence and up to 105% of the average middle
       market quotations for such shares derived from
       the London Stock Exchange Daily Official List,
       over the previous 5 business days; the higher
       of the price of the last independent trade
       and the highest current bid as stipulated by
       Article 5(1) of Commission Regulation  EC
       22 DEC 2003 implementing the Market Abuse Directive
       as regards exemptions for buyback programmes
       and stabilization of financial instruments
       No 2273/2003 ; and  Authority expires at the
       conclusion of the AGM in 2007 or 01 SEP 2007,
       whichever is earlier  expect in relation to
       the purchase of ordinary shares the contract
       for which was concluded before such date and
       which is executed wholly or partly after such
       date , of the conclusion of the next AGM of
       the Company or 31 OCT 2003 ; the Company, before
       the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 INTERCONTINENTAL HOTELS GROUP PLC, WINDSOR                                                  Agenda Number:  700967687
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4804L106
    Meeting Type:  EGM
    Meeting Date:  01-Jun-2006
          Ticker:
            ISIN:  GB00B07Q1P26
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the sub-division of all ordinary shares           Mgmt          For                            For
       of 10p each into new ordinary shares of 1 3/7p
       each and consolidation of unissued intermediate
       shares into new ordinary shares of 11 3/7p
       each and issued intermediate shares into new
       ordinary shares of 11 3/7p each

S.2    Grant authority, pursuant to the passing of               Mgmt          For                            For
       Resolution 1, to market purchase 55,450,721
       new ordinary shares




--------------------------------------------------------------------------------------------------------------------------
 IRISH LIFE & PERMANENT PLC                                                                  Agenda Number:  700944653
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4945H105
    Meeting Type:  AGM
    Meeting Date:  26-May-2006
          Ticker:
            ISIN:  IE0004678656
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the accounts for the YE               Mgmt          For                            For
       31 DEC 2005 and the reports of the Directors
       and the Auditors thereon

2.     Declare a final dividend on the ordinary shares           Mgmt          For                            For
       in the capital of the Company for the YE 31
       DEC 2005

3.A    Re-appoint Mr. Gillian Bowler as a Member of              Mgmt          For                            For
       the Remuneration and the Compensation Committee

3.B    Re-appoint Mr. Kieran McGowan as a Member of              Mgmt          For                            For
       the Remuneration and the Compensation Committee

3.C    Re-appoint Mr. Kevin Murphy as a Member of the            Mgmt          For                            For
       Remuneration and the Compensation Committee

4.     Authorize the Director to fix the Auditors remuneration   Mgmt          For                            For

s.5    Amend Article 6 of the Articles of Association            Mgmt          For                            For
       of the Company by inserting a new Article 6B
       as specified

S.6    Authorize the Company and/or any subsidiary               Mgmt          For                            For
       Section 155 of the Companies Act 1963 , to
       make market purchases  Section 212 of the Companies
       Act, 1990  of the Company s on such terms and
       conditions and in such manner as the Directors,
       or the case may be, the Directors of such subsidiary
       may from time to time determine in accordance
       with and subject to the provisions of the Companies
       Act, 1990 and the restriction and provisions
       as specified, provided that the maximum aggregate
       number of ordinary shares will be 27,280,459;
       and for the purposes of the Section 209 of
       the Companies Act, 1990, the reissue price
       range at which any treasury share  Section
       209  from time being held by the Company may
       be reissued off-market be the price range as
       specified; and  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or 20 AUG 2007

S.7    Authorize the Directors, pursuant to Section              Mgmt          For                            For
       23 and Section 24(1) of the Companies  Amendment
       Act 1983, to allot equity securities  Section
       23  for cash pursuant to the authority conferred
       by Resolution 5, disapplying the statutory
       pre-emption rights  Section 23(1) , provided
       that this power is limited to the allotment
       of equity securities: a) in connection with
       a rights issue, open offer or other offers
       in favor of Members of ordinary shareholders;
       and b) up to an aggregate nominal value of
       EUR 4,364,873  5% of the issued ordinary share
       capital of the Company as at 03 APR 2006 ;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or 15 months
       ; and, authorize the Directors to allot equity
       securities after the expiry of this authority
       in pursuance of such an offer or agreement
       made prior to such expiry

8.     Approve the Long-Term Incentive Plan as specified         Mgmt          For                            For
       and authorize the Director of the Company to
       enter into and implement the Plan and to grant
       awards thereunder, and to execute such documents
       and do all acts or things as may be desirable
       to give effect to this resolution

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN NUMBERING OF THE RESOLUTIONS. IF YOU HAVE
       ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
       THIS PROXY FORM UNLESS YOU DECIDE TO AMEND
       YOUR ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ISTAR FINANCIAL INC.                                                                        Agenda Number:  932519448
--------------------------------------------------------------------------------------------------------------------------
        Security:  45031U101
    Meeting Type:  Annual
    Meeting Date:  31-May-2006
          Ticker:  SFI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAY SUGARMAN                                              Mgmt          For                            For
       WILLIS ANDERSEN, JR.                                      Mgmt          For                            For
       GLENN R. AUGUST                                           Mgmt          For                            For
       ROBERT W. HOLMAN, JR.                                     Mgmt          For                            For
       ROBIN JOSEPHS                                             Mgmt          For                            For
       JOHN G. MCDONALD                                          Mgmt          For                            For
       GEORGE R. PUSKAR                                          Mgmt          For                            For
       JEFFREY A. WEBER                                          Mgmt          For                            For

02     APPROVAL OF AMENDMENTS TO CHARTER OF ISTAR FINANCIAL      Mgmt          For                            For
       INC.

03     APPROVAL OF ADOPTION OF ISTAR FINANCIAL INC.              Mgmt          For                            For
       2006 LONG-TERM INCENTIVE PLAN.

04     RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS Mgmt          For                            For
       LLP AS THE COMPANY S INDEPENDENT ACCOUNTANTS
       FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.




--------------------------------------------------------------------------------------------------------------------------
 JCG HOLDINGS LTD                                                                            Agenda Number:  700875581
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5085Q102
    Meeting Type:  AGM
    Meeting Date:  08-Mar-2006
          Ticker:
            ISIN:  BMG5085Q1024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited financial statements      Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.i    Re-elect Mr. Tan Sri Dato  Sri Dr. Teh Hong               Mgmt          For                            For
       Piow as a Director

2.ii   Re-elect Mr. Dato  Sri Tay Ah Lek as a Director           Mgmt          For                            For

2.iii  Re-elect Mr. Geh Cheng Hooi, Paul as a Director           Mgmt          For                            For

2.iv   Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of the Directors

3.     Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            For
       and authorize the Board of Directors to fix
       their remuneration

4.     Authorize the Directors of the Company to allot,          Mgmt          Against                        Against
       issue and deal with additional shares in the
       capital of the Company and to make or grant
       offers, agreements or options during and after
       the relevant period, not exceeding 20% of the
       aggregate nominal amount of the issued share
       capital of the Company, otherwise than pursuant
       to i) a rights issue; ii) the exercise of options
       or warrants, if any, to subscribe for shares
       of the Company or the exercise of options granted
       under any share option scheme adopted by the
       Company; or iii) an issue of shares of the
       Company in lieu of the whole or part of a dividend
       on shares of the Company in accordance with
       the Company s Bye-laws; or iv) an issue of
       shares made pro rata to the holders of shares
       in the Company on a fixed record date;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration period
       within which the next AGM of the Company is
       required by any applicable law or  the By-laws
       of the Company to be held

5.     Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       shares of HKD 0.10 each in the capital of the
       Company during the relevant period, on the
       Stock Exchange of Hong Kong Limited  Stock
       Exchange  subject to and in accordance with
       all applicable laws and requirements of the
       Rules Governing the Listing of Securities on
       the Stock Exchange as amended from time to
       time, not exceeding 10% of the aggregate nominal
       amount of the issued share capital of the Company;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       period within which the next AGM of the Company
       is required by any applicable law or  the By-laws
       of the Company to be held

6.     Approve, subject to the passing of Resolutions            Mgmt          For                            For
       4 and 5, to extend the general mandate granted
       to the Directors of the Company to allot shares,
       by an amount representing the aggregate nominal
       amount of shares repurchased by the Company
       under the authority granted pursuant to Resolution
       5, provided that such amount does not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company at the
       date of passing this resolution

7.     Approve, subject to and conditional upon the              Mgmt          Abstain                        Against
       Listing Committee of the Stock Exchange granting
       listing of and permission to deal in the shares
       of HKD 0.10 each in the capital of the Company
       representing 10% of the shares of the Company
       in issue as at the date of passing this Resolution
       which may be issued pursuant to the exercise
       of options granted under the Company s Share
       Option Scheme adopted on 28 FEB 2002  the Scheme
       , the refreshment of the scheme limit in respect
       of the grant of options to subscribe for ordinary
       shares in the Company under the scheme provided
       that the total number of ordinary shares which
       may be allotted or issued pursuant to the grant
       or exercise of options under the Scheme  excluding
       options previously granted, outstanding, cancelled,
       lapsed or exercised under the scheme  shall
       not exceed 10% of the shares of the Company
       in issue as at the date of passing this Resolution
       Refreshed Mandate Limit ; and authorize the
       Directors of the Company to grant options under
       the scheme up to the refreshed mandate limit,
       to exercise all powers of the Company to allot,
       issue and deal with the shares of the Company
       pursuant to the exercise of such options and
       to do such acts and execute such documents
       for or incidental to such purpose

S.8    Amend the Bye-laws of the Company by deleting             Mgmt          For                            For
       Bye-law 95 and 112(A) in its entirety and replacing
       it with new ones as specified

S.9    Adopt, subject to the approval by the Registrar           Mgmt          For                            For
       of the Companies in Bermuda, to change the
       name of the Company JCG Holdings Limited to
       Public Financial Holdings Limited and authorize
       the Directors of the Company to do all such
       acts and things and execute all documents they
       consider necessary or expedient to effect the
       change of name of the Company




--------------------------------------------------------------------------------------------------------------------------
 JCG HOLDINGS LTD                                                                            Agenda Number:  700879844
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5085Q102
    Meeting Type:  SGM
    Meeting Date:  08-Mar-2006
          Ticker:
            ISIN:  BMG5085Q1024
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to increase the authorized share capital          Mgmt          Against                        Against
       of the Company from HKD 100,000,000 to HKD
       200,000,000 by the creation of an additional
       1,000,000,000 shares of HKD 0.10 each in the
       capital of the Company, such new shares to
       rank pari passu in all respects with the existing
       shares in the capital of the Company




--------------------------------------------------------------------------------------------------------------------------
 JPMORGAN CHASE & CO.                                                                        Agenda Number:  932470228
--------------------------------------------------------------------------------------------------------------------------
        Security:  46625H100
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  JPM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN H. BIGGS                                             Mgmt          For                            For
       STEPHEN B. BURKE                                          Mgmt          For                            For
       JAMES S. CROWN                                            Mgmt          For                            For
       JAMES DIMON                                               Mgmt          For                            For
       ELLEN V. FUTTER                                           Mgmt          For                            For
       WILLIAM H. GRAY, III                                      Mgmt          For                            For
       WILLIAM B. HARRISON, JR                                   Mgmt          For                            For
       LABAN P. JACKSON, JR.                                     Mgmt          For                            For
       JOHN W. KESSLER                                           Mgmt          For                            For
       ROBERT I. LIPP                                            Mgmt          For                            For
       RICHARD A. MANOOGIAN                                      Mgmt          For                            For
       DAVID C. NOVAK                                            Mgmt          For                            For
       LEE R. RAYMOND                                            Mgmt          For                            For
       WILLIAM C. WELDON                                         Mgmt          For                            For

02     APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC              Mgmt          For                            For
       ACCOUNTING FIRM

03     STOCK OPTIONS                                             Shr           Against                        For

04     PERFORMANCE-BASED RESTRICTED STOCK                        Shr           For                            Against

05     SEPARATE CHAIRMAN                                         Shr           Against                        For

06     SEXUAL ORIENTATION                                        Shr           Against                        For

07     SPECIAL SHAREHOLDER MEETINGS                              Shr           Against                        For

08     LOBBYING PRIORITIES REPORT                                Shr           Against                        For

09     POLITICAL CONTRIBUTIONS REPORT                            Shr           Against                        For

10     POISON PILL                                               Shr           For                            Against

11     CUMULATIVE VOTING                                         Shr           For                            Against

12     BONUS RECOUPMENT                                          Shr           For                            Against

13     OVERCOMMITTED DIRECTORS                                   Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 KANGWON LAND INC                                                                            Agenda Number:  700902768
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4581L105
    Meeting Type:  AGM
    Meeting Date:  28-Mar-2006
          Ticker:
            ISIN:  KR7035250000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action                      *
       ID 283377 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the 8th balance sheet, income statement           Mgmt          No Action
       and statement of appropriation of unappropriated
       retained earnings

       PLEASE NOTE THAT ALTHOUGH THERE ARE  4 CANDIDATES         Non-Voting    No Action                      *
       TO BE ELECTED AS DIRECTORS, THERE IS ONLY 1
       VACANCY AVAILABLE TO BE FILLED AT THE MEETING.
       THE STANDING INSTRUCTIONS FOR THIS MEETING
       WILL BE DISABLED AND, IF YOU CHOOSE, YOU ARE
       REQUIRED TO VOTE FOR ONLY 1 OF THE 4 DIRECTORS.
       THANK YOU.

2.1    Elect Mr. Gwang-Rae Kim as a Representative               Mgmt          No Action
       Director

2.2    Elect Mr. Il-Kwon Sohn as a Representative Director       Mgmt          No Action

2.3    Elect Mr. Jeong-Tae Yom as a Representative               Mgmt          No Action
       Director

2.4    Elect Mr. Ki-Song Cho as a Representative Director        Mgmt          No Action

       PLEASE NOTE THAT ALTHOUGH THERE ARE  3 CANDIDATES         Non-Voting    No Action                      *
       TO BE ELECTED AS DIRECTORS, THERE IS ONLY 1
       VACANCY AVAILABLE TO BE FILLED AT THE MEETING.
       THE STANDING INSTRUCTIONS FOR THIS MEETING
       WILL BE DISABLED AND, IF YOU CHOOSE, YOU ARE
       REQUIRED TO VOTE FOR ONLY 1 OF THE 3 DIRECTORS.
       THANK YOU.

2.5.1  Elect Mr. Sung-Rak Lee as a Non-Executive Director        Mgmt          No Action

2.5.2  Elect Mr. Hae-Nam Chung as a Non-Executive Director       Mgmt          No Action

2.5.3  Elect Mr. Kyung-Hee Park as a Non-Executive               Mgmt          No Action
       Director

3.     Approve the remuneration limit of the Directors           Mgmt          No Action

4.     Approve the remuneration limit of the Auditors            Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 KBC GROUPE SA, BRUXELLES                                                                    Agenda Number:  700919030
--------------------------------------------------------------------------------------------------------------------------
        Security:  B5337G162
    Meeting Type:  MIX
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  BE0003565737
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

A.1    Approve to review the Company and the consolidated        Non-Voting    No vote
       annual report of the Board of Directors of
       KBC Group NV for the FY 2005

A.2    Approve to review the Statutory Auditors reports          Non-Voting    No vote
       on the Company and the consolidated annual
       accounts of KBC Group NV for 2005

A.3    Approve to review the consolidated annual accounts        Non-Voting    No vote
       of KBC Group NV for the FYE 2005

A.4    Approve the Company annual accounts of KBC Group          Mgmt          For                            For
       NV for 2005

A.5    Approve the appropriation of profit of KBC Group          Mgmt          For                            For
       NV for 2005 and to pay a gross dividend of
       EUR 2.51 for each share, except the 3,500,000
       repurchased KBC Group NV shares whose dividend
       certificates will be cancelled at the meeting
       pursuant to the Article 622 of the Companies
       Code

A.6    Grant discharge to the Directors of KBC Group             Mgmt          Abstain                        Against
       NV

A.7    Grant discharge to the former Directors of Almanij        Mgmt          Abstain                        Against
       NV for the performance of their mandate for
       the period from 01 JAN 2005 through 02 MAR
       2005

A.8    Grant discharge to the Statutory Auditor of               Mgmt          Abstain                        Against
       KBC Group NV

A.9    Grant discharge to the Board of Auditors of               Mgmt          Abstain                        Against
       Almanij NV for the performance of their mandate
       for the period from 01 JAN 2005 through 02
       MAR 2005

A.10   Authorize the Board of Directors of KBC Group             Mgmt          For                            For
       NV and the Board of Directors of its direct
       subsidiaries to acquire and take in pledge
       KBC Group NV shares

A.11   Approve the set the attendance fee for meetings           Mgmt          For                            For
       of the Board of Directors at 2,500 EUROS per
       meeting from 01 JAN 2005

A.12   Approve that the KBC Group NV registers of registered     Mgmt          For                            For
       securities may be kept in electronic form

A.13   Other business                                            Non-Voting    No vote

E.1    Receive and approve the merger proposal of 01             Non-Voting    No vote
       MAR 2006 regarding the merger between KBC Group
       NV and Gevaert NV

E.2    Approve the merger proposal                               Mgmt          For                            For

E.3    Approve the operation whereby the acquiring               Mgmt          For                            For
       Company, KBC Group NV takes over Gevaert NV,
       by means of a transaction equivalent to a merger
       by acquisition

E.4    Approve to cancel shares and consequently amend           Mgmt          For                            For
       Article 5 of the Articles of Association

E.5    Amend Article 27 of the Articles of Association           Mgmt          For                            For
       in relation to a registration date

E.6    Grant powers to implement changes                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KCI KONECRANES PLC                                                                          Agenda Number:  700877600
--------------------------------------------------------------------------------------------------------------------------
        Security:  X4342T109
    Meeting Type:  AGM
    Meeting Date:  08-Mar-2006
          Ticker:
            ISIN:  FI0009005870
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE. THANK YOU.

1.1    Adopt the accounts                                        Mgmt          For                            For

1.2    Approve the actions on profit and loss Board              Mgmt          For                            For
       s proposal to pay a dividend of EUR 1.10 per
       share

1.3    Grant discharge from liability                            Mgmt          For                            For

1.4    Approve the remuneration of the Board Members             Mgmt          For                            For

1.5    Approve the remuneration of the Auditors                  Mgmt          For                            For

1.6    Approve the composition of the Board                      Mgmt          For                            For

1.7    Elect the Auditors                                        Mgmt          For                            For

2.     Approve the Board s proposal to abolish nominal           Mgmt          For                            For
       value of shares

3.     Approve the Board s proposal to increase number           Mgmt          For                            For
       of shares through share split

4.     Approve the change to 1997 Stock Option Plan              Mgmt          For                            For

5.     Approve the change to 1999 Stock Option Plan              Mgmt          For                            For

6.     Approve the change to 2001 Stock Option Plan              Mgmt          For                            For

7.     Approve the change to 2003 Stock Option Plan              Mgmt          For                            For

8.     Authorize the Board to decide on acquiring Company        Mgmt          For                            For
       s own shares

9.     Authorize the Board to decide on disposing Company        Mgmt          For                            For
       s own shares




--------------------------------------------------------------------------------------------------------------------------
 KESA ELECTRICALS PLC, LONDON                                                                Agenda Number:  700951177
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5244H100
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  GB0033040113
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and the               Mgmt          For                            For
       financial statements of the Company for the
       YE 31 JAN 2006 together with the report of
       the Auditors

2.     Re-appoint PricewaterhouseCoopers, the retiring           Mgmt          For                            For
       Auditors, and to authorize the Directors to
       determine their remuneration

3.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 JAN 2006

4.     Declare a final dividend of 9.15 pence per ordinary       Mgmt          For                            For
       share

5.     Re-appoint Mr. Michel Brossard as a Director,             Mgmt          For                            For
       who retires under Article 107 of the Company
       s Articles of Association

6.     Re-appoint Mr. Jean-Neol Labroue as a Director,           Mgmt          For                            For
       who retires under Article 107 of the Company
       s Articles of Association

7.     Re-appoint Mr. Andrew Robb as a Director, who             Mgmt          For                            For
       retires under Article 107 of the Company s
       Articles of Association

8.     Authorize the Directors to adopt the amendments           Mgmt          For                            For
       highlighted on the rules of the deferred annual
       bonus, performance share plan and its related
       French sub plan produced to this meeting and
       which for the purposes of identification have
       been signed by the Chairman

9.     Authorize the Directors, in substitution for              Mgmt          For                            For
       any existing authority and for the purpose
       of Section 80 of the UK Companies Act 1985
       the Act , to allot relevant securities up
       to an aggregate nominal amount of GBP 44,129,432;
       Authority expires on 23 MAY 2011 but may be
       previously revoked or varied by the Company
       for a further period not exceeding 5 years
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

10.    Authorize the Company, pursuant to Section 347A           Mgmt          For                            For
       of the Companies Act 1985, to make donations
       to European Union political organization and
       to incur EU political expenditure up to an
       aggregate nominal amount of GBP 250,000;  Authority
       expires at the conclusion of next AGM of the
       Company

S.11   Authorize the Directors, in accordance with               Mgmt          For                            For
       the provisions of the Section 95(1) of the
       Companies Act 1985  the Act , to allot equity
       securities for cash pursuant to the general
       authority conferred by Resolution 9, disapplying
       the statutory pre-emption rights  Section 89(1)
       , provided that this power is limited to the
       allotment of equity securities by virtue of
       Section 94(3A) of the Act a) in connection
       with a rights issue, open offer or other offers
       in favor of ordinary shares in the capital
       of the Company b) up to an aggregate nominal
       amount of GBP 6,619,415;  Authority expires
       on 23 MAY 2011 ; and, authorize the Directors
       to allot equity securities after the expiry
       of this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.12   Authorize the Company, in accordance with Section         Mgmt          For                            For
       166 of the Act, to make market purchases  Section
       163(3)of the Companies Act 1985  of up to 52,955,321
       ordinary shares, at a minimum price of GBP
       0.25 and up to 5% of the average middle market
       quotations for such ordinary shares derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days, the
       price of the last independent trade and the
       highest current independent bid on the London
       Stock Exchange Official List at the time the
       purchase is carried out;  Authority expire
       at the conclusion of the next AGM in 2007 ;
       the Company, before the expiry, may make a
       contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry




--------------------------------------------------------------------------------------------------------------------------
 KEYCORP                                                                                     Agenda Number:  932457547
--------------------------------------------------------------------------------------------------------------------------
        Security:  493267108
    Meeting Type:  Annual
    Meeting Date:  11-May-2006
          Ticker:  KEY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RALPH ALVAREZ                                             Mgmt          For                            For
       WILLIAM G. BARES                                          Mgmt          For                            For
       DR. CAROL A. CARTWRIGHT                                   Mgmt          For                            For
       THOMAS C. STEVENS                                         Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF INDEPENDENT            Mgmt          For                            For
       AUDITORS.




--------------------------------------------------------------------------------------------------------------------------
 KIMCO REALTY CORPORATION                                                                    Agenda Number:  932494862
--------------------------------------------------------------------------------------------------------------------------
        Security:  49446R109
    Meeting Type:  Annual
    Meeting Date:  18-May-2006
          Ticker:  KIM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       M. KIMMEL                                                 Mgmt          For                            For
       M. COOPER                                                 Mgmt          For                            For
       R. DOOLEY                                                 Mgmt          For                            For
       M. FLYNN                                                  Mgmt          For                            For
       J. GRILLS                                                 Mgmt          For                            For
       D. HENRY                                                  Mgmt          For                            For
       F.P. HUGHES                                               Mgmt          For                            For
       F. LOURENSO                                               Mgmt          For                            For
       R. SALTZMAN                                               Mgmt          For                            For

02     TO APPROVE A RECOMMENDATION BY THE EXECUTIVE              Mgmt          Against                        Against
       COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
       THAT THE NUMBER OF SHARES OF THE COMPANY S
       COMMON STOCK, PAR VALUE $0.01 PER SHARE, SUBJECT
       TO OPTION UNDER THE COMPANY S 1998 EQUITY PARTICIPATION
       PLAN BE INCREASED BY 5,000,000.

03     TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS       Mgmt          For                            For
       LLP AS THE COMPANY S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM.

04     TO CONSIDER AND VOTE ON THE STOCKHOLDER PROPOSAL          Shr           Against                        For
       IF PROPERLY PRESENTED AT THE MEETING.




--------------------------------------------------------------------------------------------------------------------------
 KINDER MORGAN, INC.                                                                         Agenda Number:  932471511
--------------------------------------------------------------------------------------------------------------------------
        Security:  49455P101
    Meeting Type:  Annual
    Meeting Date:  09-May-2006
          Ticker:  KMI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD D. KINDER                                         Mgmt          For                            For
       EDWARD H. AUSTIN, JR.                                     Mgmt          For                            For
       WILLIAM J. HYBL                                           Mgmt          For                            For
       TED A. GARDNER                                            Mgmt          For                            For

02     BOARD PROPOSAL TO AMEND AND RESTATE OUR AMENDED           Mgmt          For                            For
       AND RESTATED 1999 STOCK PLAN.

03     BOARD PROPOSAL TO APPROVE OUR FOREIGN SUBSIDIARY          Mgmt          For                            For
       EMPLOYEES STOCK PURCHASE PLAN.

04     BOARD PROPOSAL TO AMEND OUR EMPLOYEES STOCK               Mgmt          For                            For
       PURCHASE PLAN.

05     BOARD PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERSMgmt          For                            For
       LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR 2006.




--------------------------------------------------------------------------------------------------------------------------
 KINGFISHER PLC                                                                              Agenda Number:  700945922
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5256E441
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  GB0033195214
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the report of the Directors             Mgmt          For                            For
       including the Corporate Governance report and
       the financial statements  Annual Report  for
       the YE 28 JAN 2006, together with the report
       of the Auditors

2.     Approve the Directors remuneration report for             Mgmt          For                            For
       the YE 28 JAN 2006

3.     Amend the Kingfisher Incentive Share Scheme               Mgmt          For                            For
       2003 to provide rolled-up dividends and to
       remove the facility to grant multiplier awards

4.     Approve the Kingfisher 2006 performance share             Mgmt          For                            For
       Plan

5.     Declare a final dividend of 6.8 pence on the              Mgmt          For                            For
       ordinary shares for payment on 02 JUN 2006

6.     Elect Mr. Peter Jackson as a Director by the              Mgmt          For                            For
       Board since the last AGM

7.     Re-elect Mr. Ian Cheshire as a Director, who              Mgmt          For                            For
       retire in accordance with the Articles of Association
       of the Company

8.     Re-elect Mr. Hartmut Kramer as a Director, who            Mgmt          For                            For
       retire in accordance with the Articles of Association
       of the Company

9.     Re-elect Mr. Duncan Tatton-Brown as a Director,           Mgmt          For                            For
       who retire in accordance with the Articles
       of Association of the Company

10.    Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Company s Auditors and authorize the Directors
       to agree their remuneration

11.    Authorize the Directors, in place of exiting              Mgmt          For                            For
       authorities, to allot relevant securities as
       defined in Section 80 of the Companies Act
       1985  the Act  up to an aggregate nominal value
       of the relevant securities allotted under this
       authority shall not exceed GBP 105,018,288;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or 01 DEC 2007
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.12   Authorize the Directors, in place of all existing         Mgmt          For                            For
       powers of the Company and pursuant to Section
       95 of the Act, to allot equity securities as
       defined in  Section 94(2)  to Section 94(3A),
       disapplying the statutory pre-emption rights
       Section 89(1) , provided that this power is
       limited to the allotment of equity securities
       i) in connection with an issue for cash; ii)
       for cash where this authority shall be limited
       in aggregate to the allotment of, or involving
       equity share capital not exceeding 5% of the
       nominal value of the issued share capital of
       the Company as at the date hereof;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or 01 DEC 2007 ; and
       the Directors may allot equity securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

S.13   Authorize the Company, pursuant to Article 44             Mgmt          For                            For
       of the Company s Articles of Association and
       Section 166 of the Act, to make market purchases
       Section 163(3) of the Act  of up to 235,442,883
       ordinary shares and the minimum price shall
       be the nominal value thereof, in both cases
       exclusive of advance Corporation tax, if any,
       payable to the Company and up to 105% of the
       average middle market quotations for such shares
       derived from the Stock Exchange Daily Official
       List, over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or 01 DEC 2007 ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE BAM GROEP NV                                                                    Agenda Number:  700923673
--------------------------------------------------------------------------------------------------------------------------
        Security:  N0840N199
    Meeting Type:  AGM
    Meeting Date:  03-May-2006
          Ticker:
            ISIN:  NL0000337244
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 26 APR 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening and announcements                                 Non-Voting    No vote

2.A    Receive the report by the Executive Board for             Non-Voting    No vote
       the 2005 financial year

2.B    Receive the report by the Supervisory Board               Non-Voting    No vote
       for the 2005 financial year

2.C    Adopt the 2005 financial statements                       Mgmt          For                            For

3.     Ratify the decisions by the Members of the Executive      Mgmt          For                            For
       Board in their conduct of the business during
       2005

4.     Ratify the supervision exercised by the Members           Mgmt          For                            For
       of the Supervisory Board during 2005

5.     Reservation and dividend policy                           Non-Voting    No vote

6.     Adopt the dividend                                        Mgmt          For                            For

7.A    Authorize the Executive Board to issue shares             Mgmt          Against                        Against
       and grant rights to acquire shares

7.B    Authorize the Executive Board to restrict or              Mgmt          Against                        Against
       exclude pre-emptive rights

8.     Authorize the Executive Board in respect of               Mgmt          For                            For
       acquisition by the Company of shares in its
       own capital

9.     Amend the Articles of Association to reflect              Mgmt          For                            For
       the split of shares

10.A   Re-appoint Mr. R.J.N.  Abrahamsen as a Member             Mgmt          For                            For
       of the Supervisory Board

10.B   Appoint Mr. W. Van Vonno as a Member of the               Mgmt          For                            For
       Supervisory Board

11.    Adopt the remuneration policy for the Members             Mgmt          For                            For
       of the Executive Board

12.    Re-appoint the External Auditor                           Mgmt          For                            For

13.    Any other business                                        Other         For                            *

14.    Adjournment                                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE KPN NV                                                                          Agenda Number:  700897676
--------------------------------------------------------------------------------------------------------------------------
        Security:  N4297B146
    Meeting Type:  AGM
    Meeting Date:  11-Apr-2006
          Ticker:
            ISIN:  NL0000009082
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening and announcements                                 Non-Voting    No vote

2.     The Board of Management will give a presentation          Non-Voting    No vote
       on the performance of the company in 2005.
       Subsequently, the General Meeting of Shareholders
       will be invited to discuss this performance
       that is described more fully in the Annual
       Report and Form 20-F over 2005. Under this
       item the Report by the Supervisory Board may
       also be discussed

3.     The Annual Report and Form 20-F 2005 describes            Non-Voting    No vote
       KPN s compliance with the Dutch Corporate Governance
       Code. The General Meeting of Shareholders is
       invited to discuss the Corporate Governance
       chapter of the Annual Report and Form 20-F
       2005

4.     It is proposed to the General Meeting of Shareholders     Mgmt          For                            For
       to adopt Koninklijke KPN N.V. s financial statements
       for the financial year 2005

5.     Under this agenda item the Board of Management            Non-Voting    No vote
       will give an explanation of the financial,
       dividend and reservation policy of Koninklijke
       KPN N.V. as outlined in the Annual Report and
       Form 20-F over the financial year 2005

6.     On February 6, 2006, the Board of Management,             Mgmt          For                            For
       with approval of the Supervisory Board, has
       allocated an amount of EUR 494 million out
       of the profit to the other reserves. The remaining
       part of the profit over 2005, amounting to
       EUR 943 million, is available for distribution
       as dividend. On August 9, 2005, an interim
       dividend of EUR 0.13 per ordinary share was
       paid to all holders of ordinary shares, amounting
       to a total of EUR 281 million. Therefore, the
       remaining part of the profit over 2005, which
       is available for distribution as final dividend,
       amounts to EUR 662 million. It is proposed
       to the General Meeting of Shareholders to determine
       the total dividend over 2005 at EUR 0.45 per
       ordinary share. After deduction of the interim
       dividend of EUR 0.13 per ordinary share, the
       final dividend will be EUR 0.32 per ordinary
       share. Subject to the provisions of Article
       37 of the Articles of Association, the 2005
       final dividend will become payable as of April
       21, 2006

7.     It is proposed to the General Meeting of Shareholders     Mgmt          For                            For
       to discharge the members of the Board of Management
       from all liability in relation to the exercise
       of their duties in the financial year 2005,
       to the extent that such exercise is apparent
       from the financial statements or has been
       otherwise disclosed to the General Meeting
       of Shareholders prior to the approval of the
       financial statements

8.     It is proposed to the General Meeting of Shareholders     Mgmt          For                            For
       to discharge the members of the Supervisory
       Board from all liability in relation to the
       exercise of their duties in the financial year
       2005, to the extent that such exercise is apparent
       from the financial statements or has been otherwise
       disclosed to the General Meeting of Shareholders
       prior to the approval of the financial statements

9.     On December 6, 2005, the State of the Netherlands         Mgmt          For                            For
       sold part of its shareholding in KPN, reducing
       its participation to below 10%. As it had announced
       on earlier occasions, the State confirmed at
       the same time that it would give up its special
       share in KPN. On December 16, 2005,  KPN purchased
       this special share for its nominal value of
       EUR 0.48. It is proposed to the General Meeting
       of Shareholders to convert the special share
       into two ordinary shares of EUR 0.24 each,
       and to amend the articles of association to
       delete all references to this special share.
       Furthermore, it is proposed to simplify and
       modernize the articles of association in certain
       aspects: In the  object of the company , the
       reference to the exercise of concessions will
       be deleted, as concessions are no longer used.
       Chapter XIV of the articles of association
       contained an  overview of relevant statutory
       requirements. In order to simplify the articles,
       this chapter will be deleted. References to
       this chapter will refer directly to the relevant
       statutory requirement. Certain provisions on
       the approval of items by the Supervisory Board
       will be deleted and incorporated in the by-laws
       of the Supervisory Board, where they can be
       better kept in line with current requirements.
       The admission to the General Meeting of Shareholders
       will be simplifi ed in line with current developments.
       The possible locations for General Meetings
       of Shareholders will be altered into Amsterdam,
       Rotterdam, Utrecht and The Hague. The provisions
       for converting ordinary shares into registered
       shares will be clarified. The full text of
       the proposed amendment, including a more detailed
       explanation thereof, may be obtained on the
       company s website, www.kpn.com. It is also
       available for inspection at the head offi ces
       of the company, Maanplein 55, The Hague, The
       Netherlands, and at the offi ces of ABN AMRO
       Bank, Foppingadreef 22, Amsterdam, The Netherlands
       and is also available free of charge at ABN
       AMRO Service Desk, telephone number +31 76
       5799455

10.    With the approval of the Supervisory Board,               Mgmt          For                            For
       the Board of Management proposes to instruct
       PricewaterhouseCoopers Accountants N.V. to
       audit the financial statements for the financial
       year 2006

11.    On April 15, 2004, the General Meeting of Shareholders    Mgmt          For                            For
       approved the remuneration policy for members
       of the Board of Management. In view of new
       insights and amended legislation, it is proposed
       to the General Meeting of Shareholders to amend
       the remuneration policy in certain aspects.
       The complete remuneration policy has been described
       in the remuneration report, which is part of
       the Annual Report and Form 20-F. It is proposed
       to amend this policy on the following aspects:
       Replacing the current Performance Stock Option
       Plan by a Performance Share Plan. Under this
       plan, members of the Board of Management would
       acquire a right to receive shares after a three-year
       period (i.e. for the first time on April 13,
       2009). The number of shares that will be received
       will depend on KPN s ranking in a peer group
       of 16 telecommunication companies, ranked by
       total shareholder return , as well as on the
       salary of the relevant member of the Board
       of Management and the share price at the date
       of granting the right (i.e. for the fi rst
       time on April 13, 2006). The calculation method
       is equal to that of the Performance Stock Option
       Plan,  and is further explained in the remuneration
       report. The increase of the pension age of
       the current members of the Board of Management
       to 65, with a corresponding change in the build-up
       percentages, as well as a new pension scheme
       for new members of the Board of Management
       appointed after 1 January 2006, which has been
       amended in line with changing legislation regarding
       pensions and pre-pensions

12.    The Supervisory Board announces its intention             Non-Voting    No vote
       to appoint Mr. E. Blok and Mr. S.P. Miller
       as members of the Board of Management, ultimo
       July 1, 2006. Information regarding Mr. Blok
       and Mr. Miller is attached to these notes.
       Mr. Blok was a member of KPN s Board of Management
       between April 15, 2004 and December 23, 2004.
       In connection with the investigation into the
       appropriateness of discounts in the business
       market, Mr. Blok resigned from the Board of
       Management on December 23, 2004. Upon finalization
       of both the independent investigation by the
       Audit Committee and the investigation by OPTA,
       the Supervisory Board is of the opinion that
       Mr. Blok should be reappointed to the Board
       of Management. Mr. Miller has worked for KPN
       since November 1998, starting as managing director
       of Base (then KPN Orange) and later also of
       KPN Mobile The Netherlands. Since May 2005,
       he has been responsible for KPN s international
       mobile activities

13.    Mr. D.I. Jager is due to step down from the               Non-Voting    No vote
       Supervisory Board at the end of this General
       Meeting of Shareholders as he has reached the
       end of his four-year term of office. The vacancy
       arising must be filled in accordance with the
       profile of the Supervisory Board. The candidate
       should in particular have knowledge of commercial
       policy (marketing, branding), as well as of
       terms of employment and remuneration. In order
       to achieve a balanced composition of the Supervisory
       Board, the candidate should also have extensive
       international experience. Mr. Jager has indicated
       his availability for reappointment. The General
       Meeting of Shareholders has the opportunity
       to put forward recommendations for the vacancy

14.    Under the condition precedent that no recommendations     Mgmt          For                            For
       for another person have been made by the General
       Meeting of Shareholders under item 13, the
       Supervisory Board nominates Mr. D.I. Jager
       for reappointment as a member of the Supervisory
       Board. The Board of Management and the Central
       Works Council support the nomination. Mr. Jager
       complies with the requirements of the profile
       of the Supervisory Board and the specific requirements
       as set out under item 13. It is therefore proposed
       to the General Meeting of Shareholders to appoint
       Mr. Jager in accordance with this nomination.
       The details required under article 142 (3)
       of Book 2 of the Dutch Civil Code are attached
       to these notes

15.    At the closure of the Annual General Meeting              Non-Voting    No vote
       of Shareholders in 2007, Mr. M. Bischoff, Mr.
       J.B.M. Streppel and Mr. V. Halberstadt will
       step down since it is the end of their four-year
       terms of office. Shares The General Meeting
       of Shareholders held on April 12, 2005 authorized
       the Board of Management to acquire the company
       s own shares, and extended the designation
       of the Board of Management as the competent
       body authorized to issue shares and to grant
       rights to shares for a period of 18 months
       to October 12, 2006

16.    It is proposed to authorize the Board of Management       Mgmt          For                            For
       to acquire the company s own ordinary shares
       for a period of 18 months until October 12,
       2007. The number of shares to be acquired shall
       be limited by the maximum percentage of shares
       that the company - by law or by virtue of its
       articles of association - may hold in its own
       capital at any moment, taking into account
       the possibility to cancel the acquired shares
       as proposed under agenda item 19. In practice,
       this will mean that the company may acquire
       up to 10% of its own issued shares, cancel
       these shares, and acquire a further 10%. The
       shares may be acquired on the stock exchange
       or through other means at a share price of
       no less than EUR 0.01 and no more than the
       quoted share price plus 10%. The quoted share
       price is defined as the average of the closing
       prices on the official price list of Euronext
       Amsterdam N.V. over the five trading days prior
       to the acquisition date. Resolutions to acquire
       the company s own shares are subject to the
       approval of the Supervisory Board

17.    It is proposed to extend the Board of Management          Mgmt          Against                        Against
       s designation as the competent body authorized
       to issue ordinary shares and grant rights to
       such shares for 18 months until October 11,
       2007. The proposal limits the Board of Management
       s authorization to 10% of the issued share
       capital at the time of issue. Resolutions to
       issue shares or grant rights to shares are
       subject to the approval of the Supervisory
       Board

18.    It is proposed to extend the Board of Management          Mgmt          Against                        Against
       s designation as the competent body authorized
       to issue all un-issued Class B preferred shares,
       which the company may place (or the Foundation
       may request to be placed) with the Foundation
       for the protection of KPN (Stichting Bescherming
       KPN) for a period of 18 months, until October
       11, 2007. The placement of Class B preferred
       shares with the Foundation enables the Board
       of Management and the Supervisory Board to
       determine the position of KPN for example with
       regard to an offer by a third party to obtain
       KPN shares, to review such offer in detail
       and, if deemed necessary, to investigate possible
       alternatives. A General Meeting of Shareholders
       will be held within 4 weeks of the issuance
       to explain the reasons for the issuance. The
       Class B preferred shares would not be outstanding
       longer than strictly necessary for this purpose,
       which the company would reasonably and under
       normal circumstances  expect to be no longer
       than approximately six months. As soon as the
       reason for placement of the Class B preferred
       shares no longer exists, the Board of Management
       will propose to the General Meeting of Shareholders
       to cancel the Class B preferred shares. Resolutions
       to issue Class B preferred shares are subject
       to the approval of the Supervisory Board

19.    The Board of Management proposes, with the approval       Mgmt          For                            For
       of the Supervisory Board, that the General
       Meeting of Shareholders resolves to reduce
       the issued capital through cancellation of
       shares. The number of shares that will be cancelled
       following this resolution, will be determined
       by  the Board of Management. It is restricted
       to a maximum of 10% of the issued capital as
       shown in the annual accounts for the financial
       year 2005. Only shares held by the company
       may be cancelled. Each time the amount of the
       capital reduction will be stated in the resolution
       of the Board of Management that shall be filed
       at the Chamber of Commerce in The Hague. The
       proposal to the General Meeting of Shareholders
       furthermore includes the cancellation of 60,000,000
       shares that KPN currently holds in its own
       capital

20.    Any other business and closure of the meeting             Other         For                            *

       PLEASE NOTE THATIN ACCORDANCE WITH THE ARTICLES           Non-Voting    No vote
       OF ASSOCIATION OF KPN, BLOCKING OF ORDINARY
       SHARES (THE SHARES) SHOULD NOT BE NECESSARY
       AS KPN HAS INTRODUCED A RECORD DATE. HOWEVER,
       IN THE PAST, BANKS AND BROKERS WERE STILL BLOCKING
       SHARES, MAINLY FOR ADMINISTRATIVE PURPOSES.
       CONSULTATION WITH ALL MAJOR DUTCH BANKS AND
       BROKERS RESULTED THAT NON BLOCKING OF SHARES
       ON BEHALF OF (INSTITUTIONAL) INVESTORS WITH
       RESPECT TO ANNUAL GENERAL MEETINGS SHOULD BE
       POSSIBLE, IN PARTICULAR IN VIEW OF THE RECENT
       DUTCH AND EU DEVELOPMENTS ON CORPORATE GOVERNANCE
       AND THE FURTHER PROPOSED AMENDMENTS IN LEGISLATION
       IN THIS RESPECT. YOU ARE THEREFORE REQUESTED
       TO COMMUNICATE THIS NON-BLOCKING PROCESS TO
       YOUR CLIENTS. IF YOUR CLIENTS ARE SUB CUSTODIANS,
       PLEASE REQUEST THEM TO FORWARD THE NON-BLOCKING
       POSSIBILITY TO THEIR OWN CLIENTS. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 KOWLOON MOTOR BUS HOLDINGS LTD                                                              Agenda Number:  700831438
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5313U107
    Meeting Type:  SGM
    Meeting Date:  24-Nov-2005
          Ticker:
            ISIN:  BMG5313U1071
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve, subject to the approval of the Registrar         Mgmt          For                            For
       of Companies in Bermuda, to change the name
       of the Company to  Transport International
       Holdings Limited  and, adopt the Chinese name
       of the Company as specified for identification
       purpose only and authorize the Directors of
       the Company to do all such acts, deeds and
       things as they shall, in their absolute discretion,
       deem fit in order to effect the foregoing




--------------------------------------------------------------------------------------------------------------------------
 KT CORP                                                                                     Agenda Number:  700879527
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49915104
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7030200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       288785 DUE TO INCREASE IN NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the balance sheet, the income statement           Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

       PLEASE NOTE THAT FOR THE BELOW RESOLUTION REGARDING       Non-Voting    No vote
       ELECTION OF DIRECTORS, YOU MAY VOTE THE SHARE
       AMOUNT CALCULATED BY MULTIPLYING YOUR RESPECTIVE
       SHARE POSITION BY THE NUMBER OF DIRECTORS THAT
       WILL BE ELECTED TO THE BOARD, WHICH IS 2 IN
       THIS CASE. PLEASE NOTE THAT STANDING INSTRUCTIONS
       HAVE BEEN REMOVED FOR THIS MEETING. THANK YOU.

3.1    Elect Mr. Kim, Do Hwan as as a Member of the              Mgmt          For                            For
       Audit Committee

3.2    Elect Mr. Yoon, Jong Kyoo as as a Member of               Mgmt          Abstain                        Against
       the Audit Committee

3.3    Elect Mr. Song, Duck Yong as as a Member of               Mgmt          For                            For
       the Audit Committee

4.1    Elect Mr. Yoon, Jong Lok as a Director                    Mgmt          For                            For

4.2    Elect Mr. Suh, Jeong Soo as a Director                    Mgmt          For                            For

5.     Approve the remuneration limit for the Directors          Mgmt          For                            For
       at 3.5 billions




--------------------------------------------------------------------------------------------------------------------------
 KT CORP MEDIUM TERM NTS BOOK  ENTRY REG S                                                   Agenda Number:  700778509
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49915104
    Meeting Type:  EGM
    Meeting Date:  19-Aug-2005
          Ticker:
            ISIN:  KR7030200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect the Chief Executive Officer                         Mgmt          For                            For

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

3.     Elect the Directors                                       Mgmt          For                            For

4.     Approve the Management Contract                           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KT CORPORATION                                                                              Agenda Number:  932384326
--------------------------------------------------------------------------------------------------------------------------
        Security:  48268K101
    Meeting Type:  Special
    Meeting Date:  19-Aug-2005
          Ticker:  KTC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ELECTION OF MR. JOONG SOO NAM AS PRESIDENT,               Mgmt          For                            For
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.

02     AMENDMENT OF ARTICLES OF INCORPORATION, AS SET            Mgmt          For                            For
       FORTH IN THE COMPANY S NOTICE OF MEETING ENCLOSED
       HEREWITH.

03     ELECTION OF MR. KOOK HYUN MOON AS DIRECTOR,               Mgmt          For                            For
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.

04     APPROVAL OF MANAGEMENT CONTRACT, AS SET FORTH             Mgmt          For                            For
       IN THE COMPANY S NOTICE OF MEETING ENCLOSED
       HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 KT&G CORPORATION                                                                            Agenda Number:  700885506
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49904108
    Meeting Type:  AGM
    Meeting Date:  17-Mar-2006
          Ticker:
            ISIN:  KR7033780008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 283408 DUE TO CHANGE IN THE VOTING STATUS
       AND THE ORDER OF THE RESOLUTIONS. ALL VOTES
       RECEIVED ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

       PLEASE NOTE THE AGENDA THAT IS PROVIDED UNDER             Non-Voting    No vote
       MEETING ID NUMBER 291685 CONTAINS MANAGEMENT
       PROPOSALS. IF YOU WOULD LIKE TO VOTE FOR DISSIDENT
       PROPOSALS, PLEASE SEE THE MEETING AGENDA THAT
       IS PROVIDED UNDER MEETING ID NUMBER 291452

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation of retained
       earnings for the 19th FY

       THIS COMPANY ALLOWS YOU TO DO CUMULATIVE VOTING.          Non-Voting    No vote
       YOU CAN DISTRIBUTE YOUR VOTING RIGHTS AMONG
       THE CANDIDATES AS YOU WISH. TO DO THIS, PLEASE
       PROVIDE YOUR CUMULATIVE VOTING INSTRUCTIONS
       TO YOUR CLIENT SERVICE REPRESENTATIVE. DO NOT
       VOTE THROUGH PROXYEDGE APPLICATION. CUMULATIVE
       VOTING IS NOT CURRENTLY SUPPORTED BY PROXYEDGE
       APPLICATION.

       PLEASE NOTE THAT ALTHOUGH THERE ARE 5 CANDIDATES          Non-Voting    No vote
       TO BE ELECTED AS DIRECTORS, THERE ARE ONLY
       2 VACANCIES AVAILABLE TO BE FILLED AT THE MEETING.
       THE STANDING INSTRUCTIONS FOR THIS MEETING
       WILL BE DISABLED AND, IF YOU CHOOSE, YOU ARE
       REQUIRED TO VOTE FOR ONLY 2 OF THE 5 DIRECTORS.
       THANK YOU.

2.1    Elect Mr. Yong-Chan Ahn as a Outside Director             Mgmt          For                            For

2.2    Elect Mr. Byung-Kyoon Kim as a outside Director           Mgmt          For                            For

2.3    Elect Mr. Warren G. Lichtenstein as a outside             Mgmt          No vote
       Director

2.4    Elect Mr. Howard M. Lorber as a Outside Director          Mgmt          No vote

2.5    Elect Mr. Steven Wolosky as a Outside Director            Mgmt          No vote

3.1    Elect Mr. Jin-Hyun Kim as a Outside Director,             Mgmt          For                            For
       who will be the Member of Auditors Committee

3.2    Elect Mr. Yoon-Jae Lee as a Outside Director,             Mgmt          For                            For
       who will be the Member of Auditors Committee

3.3    Elect Mr. Chang-Woo Lee as a Outside Director,            Mgmt          For                            For
       who will be the Member of Auditors Committee

3.4    Elect Mr. Soon-Moo So as a Outside Director,              Mgmt          For                            For
       who will be the Member of Auditors Committee

4.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 LADBROKES PLC                                                                               Agenda Number:  700889124
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5337D115
    Meeting Type:  EGM
    Meeting Date:  29-Mar-2006
          Ticker:
            ISIN:  GB0005002547
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Declare, subject to filing such interim accounts          Mgmt          For                            For
       with the Registrar of Companies as are necessary
       lawfully to pay such dividend and subject to,
       and conditional on, the passing of Resolution
       5, a final dividend of 6.6 pence per existing
       ordinary share of 10 pence in the capital of
       the Company  Existing Ordinary Share  for payment
       on 25 APR 2006  or such other date as the Directors
       may determine  to ordinary shareholders on
       the register of members, or, in respect of
       newly issued ordinary shares, entitled to be
       on the register of members

2.     Declare, subject to filing such interim accounts          Mgmt          For                            For
       with the Registrar of Companies as are necessary
       lawfully to pay such dividend and subject to,
       and conditional upon, the passing of Resolutions
       3 and S.5, a special dividend of 233.4 pence
       per existing ordinary share in issue for the
       payment on 25 APR 2006  or such other date
       as the Directors may determine  to shareholders
       on the register of members, or, in respect
       of newly issued ordinary shares, entitled to
       be on the register of members

3.     Approve, subject to and conditional upon the              Mgmt          For                            For
       passing of Resolutions 2 and S.5, and upon
       the admission of the new ordinary shares to
       the Official List of the UK Listing Authority
       and the admission to the trading on the London
       Stock Exchange, to: a) to sub-divide each issued
       and authorized but unissued existing ordinary
       share into 6 ordinary shares of  1 2/3rd  pence
       each in the capital of the Company  Intermediate
       Ordinary Shares ; b) to consolidate every 17
       issued Intermediate ordinary shares into 1
       new ordinary share of 28 1/3rd pence each in
       the capital of the Company  New Ordinary Shares
       on terms that the Directors are empowered
       to deal with the fractional entitlements in
       accordance with the Company s Articles of Association;
       and c) to consolidate every 17 of the authorized
       but unissued Intermediate ordinary shares into
       1 authorized but unissued new ordinary share

S.4    Authorize the Company, subject to and conditional         Mgmt          For                            For
       upon the passing of Resolutions 2 and S.5,
       to make market purchases  Section 163 of the
       Companies Act 1985  of up to 57,254,485 new
       ordinary shares, at a minimum price of 28 1/3rd
       pence and up to 105% of the average of the
       closing middle market quotations for such shares
       derived from the London Stock Exchange Daily
       Official List, over the previous 5 business
       days;  Authority expires at the conclusion
       of the next AGM of the Company in 2006 ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry

S.5    Approve and adopt the regulations as the Articles         Mgmt          For                            For
       of Association of the Company in substitution
       for and to the exclusion of all existing Articles
       of Association




--------------------------------------------------------------------------------------------------------------------------
 LADBROKES PLC                                                                               Agenda Number:  700976446
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5337D107
    Meeting Type:  AGM
    Meeting Date:  26-May-2006
          Ticker:
            ISIN:  GB00B0ZSH635
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the reports of the Directors            Mgmt          For                            For
       and the Auditor and the accounts of the Company
       for the YE 31 DEC 2005

2.     Re-appoint Mr. N.M.H. Jones as a Director                 Mgmt          For                            For

3.     Re-appoint Sir Ian Robinson as a Director                 Mgmt          For                            For

4.     Appoint Mr. J.P. O Reilly as a Director                   Mgmt          For                            For

5.     Appoint Mr. A.S. Ross as a Director                       Mgmt          For                            For

6.     Appoint Mr. R.P. Thorne as a Director                     Mgmt          For                            For

7.     Re-appoint Ernst & Young LLP as the Auditor               Mgmt          For                            For
       to the Company and authorize the Directors
       to agree the remuneration of the Auditor

8.     Approve the 2005 Directors  remuneration report           Mgmt          For                            For

9.     Authorize the Company, to make donations to               Mgmt          For                            For
       EU political organizations not exceeding GBP
       10,000; and incur EU political expenditure
       not exceeding GBP 10,000; and authorize Ladbrokes
       Betting & Gaming Limited, a wholly-owned subsidiary
       of the Company to make donations to EU political
       organizations not exceeding GBP 25,000; and
       incur EU political expenditure not exceeding
       GBP 25,000;  Authority expires earlier the
       date of the AGM of the Company held in 2007
       or on 25 AUG 2007

10.    Approve that the share capital of the Company             Mgmt          For                            For
       be increased from GBP 230,000,000 to GBP 253,000,000
       by the creation of 81,176,470 additional new
       ordinary shares of 28 1/3p each in the capital
       of the Company

11.    Authorize the Directors, in substitution for              Mgmt          For                            For
       any existing authority and for the purpose
       of Section 80 of the Companies Act 1985, to
       allot relevant securities  with in the meaning
       of that Section  up to an aggregate nominal
       amount of GBP 54,450,207;  Authority expires
       earlier the date of the AGM of the Company
       held in 2007 or on 25 AUG 2007 ; and the Directors
       may allot relevant securities after the expiry
       of this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.12   Grant authority to issue the equity or equity-linked      Mgmt          For                            For
       securities without pre-emptive rights up to
       aggregate nominal amount of GBP 8,029,922 and
       up to aggregate nominal amount of GBP 450,207
       in connection with a rights issue

S.13   Grant authority to market purchase 56,682,299             Mgmt          For                            For
       ordinary shares




--------------------------------------------------------------------------------------------------------------------------
 LEIGHTON HOLDINGS LTD                                                                       Agenda Number:  700815117
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q55190104
    Meeting Type:  AGM
    Meeting Date:  10-Nov-2005
          Ticker:
            ISIN:  AU000000LEI5
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial report and              Mgmt          For                            For
       reports of the Directors and the Auditor for
       the YE 30 JUN 2005

2.     Adopt the remuneration report for the YE 30               Mgmt          For                            For
       JUN 2005

3.1    Re-elect Mr. D.S. Adamsas as a Director, who              Mgmt          For                            For
       retires by rotation in accordance with Clause
       18 of the Company s Constitution

3.2    Re-elect Mr. M.C. Albrecht as a Director, who             Mgmt          For                            For
       retires by rotation in accordance with Clause
       18 of the Company s Constitution

3.3    Re-elect Mr. G.J. Dixon as a Director, who retires        Mgmt          For                            For
       by rotation in accordance with Clause 18 of
       the Company s Constitution

3.4    Re-elect Mr. G.J. Ashton as a Director, who               Mgmt          For                            For
       retires by rotation in accordance with Clause
       18 of the Company s Constitution

4.     Approve to increase, in accordance with ASX               Mgmt          For                            For
       Listing Rule 10.17 and Clause 20 of the Company
       s Constitution, the maximum aggregate yearly
       sum that may be paid by the Company as remuneration
       for the services of the Company s Non-Executive
       Directors by AUD 700,000 from AUD 1,300,000
       to AUD 2,000,000 with effect on and from 01
       JUL 2005




--------------------------------------------------------------------------------------------------------------------------
 LG PETROCHEMICAL CO LTD                                                                     Agenda Number:  700878854
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5276X106
    Meeting Type:  AGM
    Meeting Date:  09-Mar-2006
          Ticker:
            ISIN:  KR7012990008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, the income statement           Mgmt          For                            For
       and the statement of appropriation of unappropriation
       retained earnings

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the Members of Auditors Committee                   Mgmt          For                            For

4.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 LINCOLN NATIONAL CORPORATION                                                                Agenda Number:  932440287
--------------------------------------------------------------------------------------------------------------------------
        Security:  534187109
    Meeting Type:  Special
    Meeting Date:  20-Mar-2006
          Ticker:  LNC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE ISSUANCE OF SHARES OF LNC COMMON           Mgmt          For                            For
       STOCK, NO PAR VALUE, PURSUANT TO THE AGREEMENT
       AND PLAN OF MERGER DATED AS OF OCTOBER 9, 2005,
       AS AMENDED AS OF JANUARY 26, 2006, BY AND AMONG
       LNC, QUARTZ CORPORATION, A WHOLLY OWNED SUBSIDIARY
       OF LNC, LINCOLN JP HOLDINGS, L.P., A WHOLLY
       OWNED SUBSIDIARY OF LNC AND JEFFERSON-PILOT
       CORPORATION.

02     TO APPROVE THE ADJOURNMENT OF THE LNC SPECIAL             Mgmt          For                            For
       MEETING OF SHAREHOLDERS, IF NECESSARY, TO PERMIT
       FURTHER SOLICITATION OF PROXIES IF THERE ARE
       NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL
       MEETING TO APPROVE ITEM 1.




--------------------------------------------------------------------------------------------------------------------------
 LINCOLN NATIONAL CORPORATION                                                                Agenda Number:  932510806
--------------------------------------------------------------------------------------------------------------------------
        Security:  534187109
    Meeting Type:  Annual
    Meeting Date:  09-Jun-2006
          Ticker:  LNC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JON A. BOSCIA                                             Mgmt          No vote
       GEORGE W. HENDERSON III                                   Mgmt          No vote
       ERIC G. JOHNSON                                           Mgmt          No vote
       M. LEANNE LACHMAN                                         Mgmt          No vote
       ISAIAH TIDWELL                                            Mgmt          No vote

02     TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP,           Mgmt          No vote
       AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM.




--------------------------------------------------------------------------------------------------------------------------
 LION NATHAN LTD                                                                             Agenda Number:  700837896
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q5585K109
    Meeting Type:  AGM
    Meeting Date:  15-Dec-2005
          Ticker:
            ISIN:  AU000000LNN6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial report of               Non-Voting    No vote
       the Company and its controlled entities for
       the YE 30 SEP 2005, and the report of the Directors
       and Auditors of the Company

2.     Adopt the remuneration report of the Company              Mgmt          For                            For
       and its controlled entities for the YE 30 SEP
       2005

3.a    Elect Mr. Koichiro Aramaki as a Non-Executive             Mgmt          For                            For
       Director of the Company

3.b    Re-elect Mr. Glenn Lawrence Lord Barnes as a              Mgmt          For                            For
       Non-Executive Director

3.c    Elect Mr. Peter Hallam Bush as a Non-Executive            Mgmt          For                            For
       Director of the Company

3.d    Re-elect Mr. Hitoshi Oshima as a Non-Executive            Mgmt          For                            For
       Director

3.e    Re-elect Mr. Barbara Kay Ward as a Non-Executive          Mgmt          For                            For
       Director

4.     Approve for all purposes including ASX Listing            Mgmt          For                            For
       Rule 10.17 the increase in the maximum amount
       of remuneration payable in aggregate to Non-Executive
       Directors by AUD 100,000 to a maximum amount
       of AUD 1,000,000 per annum, commencing with
       effect from 01 JAN 2006

5.     Approve is given for all purposes including               Mgmt          For                            For
       ASX Listing Rule 10.14 for; (a) variation of
       the terms of the participation in the Company
       s Achievement Rights Plan by Mr. Murray, Executive
       Director and Chief Executive Officer of the
       Company; (b) the acquisition accordingly by
       Mr. Murray of Achievement Rights and, in consequence
       of the exercise of those Achievement Rights,
       of ordinary shares in the Company; and (c)the
       provision of benefits to Mr. Murray under the
       Achievements Rights Plan, in accordance with
       the Plan Rules and as described in the explanatory
       notes to this notice of AGM

6.     Approve is given for all purposes including               Mgmt          For                            For
       ASX Listing Rule 10.14 for; (a) variation of
       the terms of the participation in the Company
       s Achievement Rights plan by Mr. Reeves, Executive
       Director of the Company and Managing Director
       of Lion Nathan Australia; (b) the acquisition
       accordingly by Mr. Reeves of Achievement Rights
       and, in consequence of the exercise of those
       Achievement Rights, of ordinary shares in the
       Company; and (c) the provision of benefits
       to Mr. Reeves under the Achievement Rights
       Plan, in accordance with the Plan Rules and
       as described in the explanatory notes to this
       notice of AGM

7.     Adopt the document submitted to the meeting,              Mgmt          For                            For
       and for the purpose of identification signed
       by the Chair person of meeting as the Constitution
       of the Company, in substitution for the present
       Constitution of the Company; and approve the
       benefit conferred on Directors and other Officers
       of the Company by the indemnity and insurance
       provisions contained in part 21 of the new
       Constitution




--------------------------------------------------------------------------------------------------------------------------
 LLOYDS TSB GROUP PLC                                                                        Agenda Number:  700940491
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5542W106
    Meeting Type:  AGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  GB0008706128
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and statutory            Mgmt          For                            For
       reports

2.     Approve the Directors  remuneration report                Mgmt          For                            For

3.a    Elect Sir Victor Blank as a Director                      Mgmt          For                            For

3.b    Elect Ms. Terri A. Dial as a Director                     Mgmt          For                            For

3.c    Elect Mr. J. P. Du Plessis as a Director                  Mgmt          For                            For

3.d    Elect Lord Leitch as a Director                           Mgmt          For                            For

4.     Re-elect Mr. A. G. Kane as a Director                     Mgmt          For                            For

5.     Re-appoint PricewaterhouseCooper LLP as the               Mgmt          For                            For
       Auditors of the Company

6.     Authorize Board to fix the remuneration of the            Mgmt          For                            For
       Auditors

7.     Authorize the Directors to issue equity or equity-linked  Mgmt          For                            For
       securities with pre-emptive rights up to aggregate
       nominal amount of GBP 370,781,731, USD 40,000,000,
       EUR 40,000,000 and JPY 1,250,000,000

8.     Authorize the Directors to issue equity or equity-linked  Mgmt          For                            For
       securities without pre-emptive rights up to
       aggregate nominal amount of GBP 71,023,408

9.     Authorize the Company to purchase ordianary               Mgmt          For                            For
       shares 568,000,000

10.    Approve Lloyds TSB Long Term Incentive Plan               Mgmt          For                            For
       2006

11.a   Authoriize to make EU political organisation              Mgmt          For                            For
       donations up to GBP 10,000 and Incur EU political
       expenditure up to GBP 10,000

11.b   Authoriize Lloyds TSB Bank Plc to make EU political       Mgmt          For                            For
       organisation donations up to GBP 100,000 and
       Incur EU political expenditure up to GBP 100,000

11.c   Authoriize Lloyds TSB Scotland Plc to make EU             Mgmt          For                            For
       political organisation donations up to GBP
       40,000 and Incur EU political expenditure up
       to GBP 40,000

11.D   Authoriize Scottish Widows Plc to make EU political       Mgmt          For                            For
       organisation donations up to GBP 30,000 and
       Incur EU political expenditure up to GBP 30,000

11.e   Authoriize Cheltenham Gloucester Plc to make              Mgmt          For                            For
       EU political organisation donations up to GBP
       10,000 and Incur EU political expenditure up
       to GBP 10,000

11.f   Authoriize Lloyds TSB Asset Finance Division              Mgmt          For                            For
       Limited to make EU political organisation donations
       up to GBP 10,000 and Incur EU political expenditure
       up to GBP 10,000

12.    Amend the Memorandum and Articles of Association          Mgmt          For                            For

13.    Approve to increase in remuneration of Non-Executive      Mgmt          For                            For
       Directors to GBP 750,000




--------------------------------------------------------------------------------------------------------------------------
 LYONDELL CHEMICAL COMPANY                                                                   Agenda Number:  932461180
--------------------------------------------------------------------------------------------------------------------------
        Security:  552078107
    Meeting Type:  Annual
    Meeting Date:  04-May-2006
          Ticker:  LYO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CAROL A. ANDERSON                                         Mgmt          For                            For
       WILLIAM T. BUTLER                                         Mgmt          For                            For
       STEPHEN I. CHAZEN                                         Mgmt          For                            For
       TRAVIS ENGEN                                              Mgmt          For                            For
       PAUL S. HALATA                                            Mgmt          For                            For
       DANNY W. HUFF                                             Mgmt          For                            For
       DAVID J. LESAR                                            Mgmt          For                            For
       DAVID J.P. MEACHIN                                        Mgmt          For                            For
       DANIEL J. MURPHY                                          Mgmt          For                            For
       DAN F. SMITH                                              Mgmt          For                            For
       WILLIAM R. SPIVEY                                         Mgmt          For                            For

02     PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERSMgmt          For                            For
       LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM, AS THE COMPANY S AUDITORS FOR THE YEAR
       2006.




--------------------------------------------------------------------------------------------------------------------------
 M-REAL CORP                                                                                 Agenda Number:  700874678
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5594C116
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2006
          Ticker:
            ISIN:  FI0009000665
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE.

1.     Receive the financial statements and the Auditors         Mgmt          For                            For
       reports

2.     Adopt the income statements and the balance               Mgmt          For                            For
       sheets

3.     Approve that a dividend of EUR 0.12 per share             Mgmt          For                            For
       be paid for the 2005 FY; the Board of Directors
       will propose to the AGM that the dividend be
       paid out on 23 MAR 2006

4.     Grant discharge from liability to the Members             Mgmt          Against                        Against
       of the Board of Directors, the Chief Executive
       and the Chief Executive s Deputy

5.     Approve the emoluments of Members of the Board            Mgmt          Abstain                        Against
       of Directors

6.     Approve that the number of Members of the Board           Mgmt          For                            For
       of Directors at 8

7.     Re-elect Messrs. Heikki Asunmaa, Kim Gran, Kari           Mgmt          For                            For
       Jordan, Asmo Kalpala, Erkki Karmila, Runar
       Lillandt, Antti Tanskanen and Arimo Uusitalo
       as the Members of the Board of Directors;
       Authority expires at the end of next AGM

8.     Approve to pay the Auditors  fee according to             Mgmt          Abstain                        Against
       the Auditor s Invoice, who is elected by the
       AGM

9.     Elect Goran Lindell, Authorized Public Accountant         Mgmt          For                            For
       and the firm of independent public accountants
       PriceWaterhouseCoopers OY, with Jouko Malinen,
       Authorized Public Accountant, acting as Principal
       Auditor and Markku Marjomaa and Bjorn Renlund
       acting as Deputy Auditors;  Authority expires
       at the Company s FY during which they have
       been elected

10.    Authorize the Board of Directors to increase              Mgmt          Against                        Against
       the share capital through one or more rights
       issues and/or one or more issues of convertible
       bonds such that in the rights issue or issue
       of convertible bonds, a total maximum of 58.365.212
       M-real Corporation Series B shares with a nominal
       value of EUR 1.70 can be subscribed for and
       that the Company s share capital can be increased
       by a total maximum of EUR 99.220.860,40;  Authority
       expires at the end of 1 year




--------------------------------------------------------------------------------------------------------------------------
 MACQUARIE AIRPORTS                                                                          Agenda Number:  700897626
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q6077P119
    Meeting Type:  AGM
    Meeting Date:  20-Apr-2006
          Ticker:
            ISIN:  AU000000MAP6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE BELOW RESOLUTION ARE FOR             Non-Voting    No vote
       THE SECURITY MACQUARIE AIRPORTS TRUST (1)

S.1    Approve, for all purposes including for the               Mgmt          For                            For
       purposes of Listing Rule 7.4 and ASIC Class
       Order 05/26, to issues of units in MAT1 that
       have occurred in 12 months prior to 20 APR
       2006

       PLEASE NOTE THE BELOW RESOLUTIONS ARE FOR THE             Non-Voting    No vote
       SECURITY MACQUARIE AIRPORTS TRUST (2)

S.1    Approve, for all purposes including for the               Mgmt          For                            For
       purposes of Listing Rule 7.4 and ASIC Class
       Order 05/26, to issues of units in MAT2 that
       have occurred in 12 months prior to 20 APR
       2006

       PLEASE NOTE THE BELOW RESOLUTIONS ARE FOR SECURITY        Non-Voting    No vote
       MACQUARIE AIRPORTS HOLDINGS (BERMUDA) LIMITED

O.1    Approve, the refreshment of the Company s placement       Mgmt          For                            For
       capacity,  for all including for the purposes
       of Listing Rule 7.4 , to issues of shares in
       the  Company in last 12 months prior to 20
       APR 2006

O.2    Receive and approve the accounts and the reports          Mgmt          For                            For
       of the Directors and the Auditors of the Company
       for the YE 31 DEC 2005

O.3    Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       and authorize the Board to fix their remuneration

O.4    Re-elect Mr. Mark Call as a Director of the               Mgmt          For                            For
       Company

O.5    Approve the change the name of the Company to             Mgmt          For                            For
       Macquarie Airports Ltd




--------------------------------------------------------------------------------------------------------------------------
 MACQUARIE COMMUNICATIONS INFRASTRUCTURE GROUP                                               Agenda Number:  700807398
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q5700Y109
    Meeting Type:  AGM
    Meeting Date:  19-Oct-2005
          Ticker:
            ISIN:  AU000000MCG1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE FOLLOWING RESOLUTIONS ARE            Non-Voting    No vote
       FOR THE HOLDERS OF MACQUARIE COMMUNICATIONS
       INFRASTRUCTURE LIMITED. THANK YOU.

       Receive and approve the financial report, the             Non-Voting    No vote
       Directors  report and the Auditor s report
       thereon, for the YE 30 JUN 2005

1.     Re-elect Mr. Rodey H. Keller as a Director of             Mgmt          For                            For
       the Company

2.     Approve,  for all the purposes including for              Mgmt          For                            For
       the purposes of Listing Rule 7.1 and 10.11
       , to issues shares in the Company that occur
       during the 3 year period commencing on 01 FEB
       2006 in connection with the application of
       performance fees payable to the Macquarie Communications
       Infrastructure Management Limited in accordance
       with the Management Services Agreement between
       the Company and Macquarie Communications Infrastructure
       Management Limited

S.3    Amend the Company s Constitution by amending              Mgmt          For                            For
       Article 12.24 by deleting it and inserting
       the new one

4.     Adopt the remuneration report for the YE 30               Mgmt          For                            For
       JUN 2005

       PLEASE NOTE THAT THE FOLLOWING RESOLUTION IS              Non-Voting    No vote
       FOR THE HOLDERS OF MACQUARIE COMMUNICATIONS
       INFRASTRUCTURE TRUST. THANK YOU.

1.     Approve,  for the purposes including the purposes         Mgmt          For                            For
       of Listing Rule 7.1 and 10.11 , to issues of
       units in the Trust that occur during the 3
       year period commencing on 1 FEB 2006 in connection
       with the application of performance fees payable
       to the Macquarie Communications Infrastructure
       Management Limited in accordance with the Trust
       s Constitution

       PLEASE NOTE THAT THE FOLLOWING RESOLUTION IS              Non-Voting    No vote
       FOR THE HOLDERS OF MACQUARIE COMMUNICATIONS
       INFRASTRUCTURE (BERMUDA) LIMITED. THANK YOU.

1.     Receive and approve the financial report, the             Mgmt          For                            For
       Directors  report and the Auditor s report
       thereon, for the YE 30 JUN 2005

2.     Re-elect Mr. Thomas Davis as a Director of Macquarie      Mgmt          For                            For
       Communications Infrastructure (Bermuda) Limited

3.     Approve,  for the all purposes including the              Mgmt          For                            For
       purposes of Listing Rule 7.1 and 10.11 , to
       issues of shares in Macquarie Communications
       Infrastructure (Bermuda) Limited that occur
       during the 3 year period commencing on 01 FEB
       2006 in connection with the application of
       performance fees payable to the Macquarie Communications
       Infrastructure Management Limited in accordance
       with the Advisory Agreement between Macquarie
       Communications Infrastructure (Bermuda) Limited
       and Macquarie Communications Infrastructure
       Management Limited

4.     Approve to change the name Macquarie Communications       Mgmt          For                            For
       Infrastructure (Bermuda) Limited to Macquarie
       MCG International Limited

5.     Re-appoint PricewaterhouseCoopers as the Auditor          Mgmt          For                            For
       of Macquarie Communications Infrastructure
       (Bermuda) Limited and authorize the Directors
       to determine the Auditor s remuneration




--------------------------------------------------------------------------------------------------------------------------
 MACQUARIE INFRASTRUCTURE COMPANY TRU                                                        Agenda Number:  932503990
--------------------------------------------------------------------------------------------------------------------------
        Security:  55607X108
    Meeting Type:  Annual
    Meeting Date:  25-May-2006
          Ticker:  MIC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       NORMAN H. BROWN, JR.                                      Mgmt          For                            For
       GEORGE W. CARMANY, III                                    Mgmt          For                            For
       WILLIAM H. WEBB                                           Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT      Mgmt          For                            For
       AUDITOR.




--------------------------------------------------------------------------------------------------------------------------
 MACQUARIE INFRASTRUCTURE GROUP                                                              Agenda Number:  700826297
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q5701N102
    Meeting Type:  AGM
    Meeting Date:  21-Nov-2005
          Ticker:
            ISIN:  AU000000MIG8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS AGENDA IS FOR MACQUARIE             Non-Voting    No vote
       INFRASTRUCTURE TRUST (I)

1.     Approve, for all purposes, including Australian           Mgmt          For                            For
       Stock Exchange Listing Rules 7.1 and 10.11
       the issued of Staled Securities in Macquarie
       Infrastructure Group  MIG   of which units
       in Macquarie Infrastructure Trust (II) are
       a component  to the responsible entity and
       Macquarie Investment Management  UK  Limited
       or a related body Corporate at a price per
       Stapled Securities determined in accordance
       with the Constitution of Macquarie Infrastructure
       Trust (III) in consideration of those entities
       applying the performance fee instalment payable
       by MIG to them as at 30 JUN in each year; (a)
       the passing of a resolution by: the Members
       of Macquarie Infrastructure Trust (I); and
       the shareholders of Macquarie Infrastructure
       Bermuda Limited, in the same or substantially
       the same terms as the resolution; and (b) this
       approval being effective for performance fees
       paid or paid payable in respect of each FY
       up to and including the FYE 30 JUN 2008

S.2    Ratify and approve, for all purposes, including           Mgmt          For                            For
       Australian Stock Exchange Listing Rules 7.4
       and the Australian Securities and Investments
       Commission Class order 05/26, the issue of
       Staled Securities in Macquarie Infrastructure
       Group  of which units in Macquarie Infrastructure
       Trust (I) are a component  on 01 SEP 2005 on
       the terms as specified

S.3    Amend Clause 9.3 of the Constitution of the               Mgmt          For                            For
       Macquarie Infrastructure Trust (II) as specified

S.4    Amend the Constitution of the Macquarie Infrastructure    Mgmt          For                            For
       Trust (II) as specified

       PLEASE NOTE THAT THIS AGENDA IS FOR MACQUARIE             Non-Voting    No vote
       INFRASTRUCTURE TRUST (II)

1.     Approve, for all purposes, including Australian           Mgmt          For                            For
       Stock Exchange Listing Rules 7.1 and 10.11,
       the issue of stapled securities in Macquarie
       Infrastructure Group (MIG) to the Responsible
       Entity and Macquarie Investment Management
       (UK) Limited or a related body corporate at
       a price per stapled security determined in
       accordance with the Constitution of Macquarie
       Infrastructure Trust (I) in consideration of
       those entities applying the performance fee
       instalment payable by MIG to them as at 30
       June in each year whilst this approval is in
       force as the subscription price for those new
       stapled securities, subject to the passing
       of a resolution by (i) the members of Macquarie
       Infrastructure Trust (II); and (ii) the shareholders
       of Macquarie Infrastructure Bermuda Limited;
       and this approval being effective for performance
       fees paid or payable in respect of each FY
       up to and including the FYE 30 JUN 2008

S.2    Approve and ratify, for all purposes, including           Mgmt          For                            For
       Australian Stock Exchange Listing Rule 4.4
       and the Australian Securities and Investments
       Commission Class Order 05/26, the issue of
       stapled securities in Macquarie Infrastructure
       Group on 01 SEP 2005 on the terms as specified

S.3    Amend Clause 9.3 of the Constitution of the               Mgmt          For                            For
       Macquarie Infrastructure Trust (I)

S.4    Approve the amendments to the Constitution of             Mgmt          For                            For
       Macquarie Infrastructure (I) to be made by
       supplemental deed

       PLEASE NOTE THAT THIS AGENDA IS FOR MACQUARIE             Non-Voting    No vote
       INFRASTRUCTURE BERMUDA LIMITED

1.     Receive and approve the accounts and the reports          Mgmt          For                            For
       of the Directors and the Auditors of the Company
       for the YE 30 JUN 2005

2.     Appoint PricewaterhouseCoopers as the Auditors            Mgmt          For                            For
       of the Company and authorize the Directors
       to determine the remuneration

3.     Elect Mr. Jeffrey Conyers as the Director of              Mgmt          For                            For
       the Company

4.     Approve, for all purposes, including Australian           Mgmt          For                            For
       Stock Exchange Listing Rules 7.1 and 10.11,
       the issue of stapled securities in Macquarie
       Infrastructure Group (MIG) to the Responsible
       Entity and Macquarie Investment Management
       (UK) Limited or a related body corporate at
       a price per stapled security determined in
       accordance with the Advisory Agreement in consideration
       of those entities applying the performance
       fee installment payable by MIG to them as at
       30 June in each year whilst this approval is
       in force as the subscription price for those
       new stapled securities, subject to the passing
       of a resolution by (i) the Members of Macquarie
       Infrastructure Trust (I); and (ii) the Members
       of Macquarie Infrastructure Bermuda Limited
       (ii); and this approval being effective for
       performance fees paid or payable in respect
       of each FY up to and including the FYE 30 JUN
       2008

5.     Approve, for all purposes, including Australian           Mgmt          For                            For
       Stock Exchange Listing Rules 7.4, the issue
       of stapled securities in Macquarie Infrastructure
       Group on 01 SEP 2005 on the terms as specified

6.     Approve that the name of the Company changed              Mgmt          For                            For
       from Macquarie Infrastructure Bermuda Limited
       to Marquarie Infrastructure Group International
       Limited




--------------------------------------------------------------------------------------------------------------------------
 MACQUARIE INTERNATIONAL INFRASTRUCTURE FUND LTD                                             Agenda Number:  700825889
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5759W104
    Meeting Type:  SGM
    Meeting Date:  10-Nov-2005
          Ticker:
            ISIN:  BMG5759W1047
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the proposed acquisition by the Company           Mgmt          For                            For
       of a 55.0% indirect interest in Leisureworld
       as specified in the Circular to Shareholders
       dated 22 OCT 2005  the Circular  , on the terms
       of total return swaps specified in Appendix
       I of the Circular, and related security documents
       and related assignment agreements made between
       (1) the Company and MIMAL  as specified in
       the Circular  and (2) the Company and 2083875
       Ontario Inc.; and authorize the Directors to
       complete and do all such acts and things  including
       modifying the total return swaps and related
       security documents and related assignment agreements
       and executing all such documents  including
       related security documents  as may be required
       under or pursuant to the total return swaps
       and related security documents  as they or
       he consider necessary, desirable or expedient
       to give effect to this resolution as they or
       he may deem fit

2.     Approve: (a)(i) subject to and conditional upon           Mgmt          For                            For
       Resolution 1 being approved, approval be and
       is hereby given for the Directors to allot
       and issue, in the manner as specified in the
       Circular, up to a maximum of 500,000,000 ordinary
       shares of SGD 0.01 each  Shares  in the capital
       of the Company, as would be required to raise
       up to a maximum of SGD 500.0 Million for the
       purposes as specified in the Circular; or (ii)
       in the event that Resolution 1 is not approved,
       approval be and is hereby given for the Directors
       to allot and issue, in the manner as specified
       in the Circular, up to a maximum of 329,000,000
       Shares in the capital of the Company, as would
       be required to raise up to a maximum of SGD
       329.0 million for the purposes as specified
       in the Circular,  the Equity Fund Raising ;
       and (b) authorize the Directors and any of
       them to complete and do all such acts and things
       including executing all such documents as
       may be required  as they or he consider necessary,
       desirable or expedient to give effect to this
       Resolution as they or he may deem fit

3.     Authorize the Director, subject to and conditional        Mgmt          For                            For
       upon Resolutions 1 and 2 being approved, pursuant
       to Bye-Law 7(g) of the Company s Bye-Laws:
       (a)(i) to allot and issue Shares  other than
       the new Shares to be allotted pursuant to the
       Equity Fund Raising ; and (ii) issue convertible
       securities and any Shares in the Company pursuant
       to the convertible securities  whether by way
       of rights, bonus or otherwise  at any time
       and upon such terms and conditions whether
       for cash or otherwise and for such purposes
       and to such persons as the Directors shall
       in their absolute discretion deem fit; provided,
       that the aggregate number of Shares to be allotted
       and issued pursuant to such authority shall
       not exceed 50% of the post- Equity Fund Raising
       issued share capital of the Company and that
       the aggregate number of Shares to be allotted
       and issued other than on a pro-rata basis to
       the then existing Shareholders of the Company
       shall not exceed 20% of the post-Equity Fund
       Raising issued share capital of the Company;
       and (b)  Authority expires the earlier of the
       conclusion of the next AGM of the Company or
       the date by which the next AGM is required
       to be held by law  and authorize the Directors
       to allot and issue new Shares pursuant to convertible
       securities notwithstanding that such authority
       has ceased

4.     Approve: (a) for the purposes of Chapter 9 of             Mgmt          For                            For
       the listing manual  Chapter 9  of the Singapore
       Exchange Securities Trading Limited, for the
       Company, its subsidiaries and associated companies
       that are entities at risk  as that term is
       used in Chapter 9 , or any of them, to enter
       into any of the transactions falling within
       the types of interested person transactions
       specified in Paragraph 7.2 of the Circular
       with any party who is of the class of Interested
       Persons specified in Paragraph 7.2 of the Circular,
       provided that such transactions are made on
       normal commercial terms and in accordance with
       the review procedures for such interested person
       transactions; (b) the approval given in Paragraph
       (a) above  the General Mandate for Advisory
       Fees  shall, unless revoked or varied by the
       Company in general meeting, continue in force
       until the conclusion of the next AGM of the
       Company; and (c) authorize the Directors of
       the Company and each of them to complete and
       do all such acts and things  including executing
       all such documents as may be required  as they
       may consider expedient or necessary or in the
       interests of the Company to give effect to
       the General Mandate for Advisory Fees and/or
       this Resolution




--------------------------------------------------------------------------------------------------------------------------
 MACQUARIE INTERNATIONAL INFRASTRUCTURE FUND LTD                                             Agenda Number:  700926225
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5759W104
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  BMG5759W1047
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the financial statements and            Mgmt          For                            For
       the reports of the Directors and the Auditors
       for the FYE 31 DEC 2005

2.     Re-elect Mr. Robert Andrew Mulderig as a Director,        Mgmt          For                            For
       who retires by rotation pursuant to Bye-Law
       56(e)

3.     Re-elect Mr. Michael David Hamer as a Director,           Mgmt          For                            For
       who retires by rotation pursuant to Bye-Law
       56(e)

4.     Re-appoint Messrs PricewaterhouseCoopers as               Mgmt          For                            For
       the Company s Auditors and authorize the Directors
       to fix their remuneration

5.     Authorize the Directors to: a) i) issue shares            Mgmt          Against                        Against
       in the capital of the Company  shares  whether
       by way of rights, bonus or otherwise; and/or
       (ii) make or grant offers, agreements or options
       Instruments  that might or would require shares
       to be issued, including but not limited to
       the creation and issue of  as well as adjustments
       to  warrants, debentures or other instruments
       convertible into shares, at any time and upon
       such terms and conditions and for such purposes
       and to such persons as the Directors may in
       their absolute discretion deem fit; and b)
       notwithstanding the authority conferred by
       this resolution may have ceased to be in force
       issue shares in pursuance of any Instrument
       made or granted by the Directors while this
       resolution was in force, provided that: 1)
       the aggregate number of shares to be issued
       pursuant to this resolution  including shares
       to be issued in pursuance of Instruments made
       or granted pursuant to this resolution  does
       not exceed 50% of the issued shares in the
       capital of the Company  as specified , of which
       the aggregate number of shares to be issued
       other than on a pro rata basis to shareholders
       of the Company  including shares to be issued
       in pursuance of Instruments made or granted
       pursuant to this resolution  does not exceed
       20% of the issued shares in the capital of
       the Company  as specified ; 2)  subject to
       such manner of calculation as may be prescribed
       by the Singapore Exchange Securities Trading
       Limited  for the purpose of determining the
       aggregate number of shares that may be issued
       as specified, the percentage of issued share
       capital shall be based on the issued share
       capital of the Company at the time this resolution
       is passed, after adjusting for: i) new shares
       arising from the conversion or exercise of
       any convertible securities or share options
       or vesting of share awards which are outstanding
       or subsisting at the time this resolution is
       passed; and ii) any subsequent consolidation
       or subdivision of shares; 3) in exercising
       the authority conferred by this resolution,
       the Company shall comply with the provisions
       of the Listing Manual of the SGX-ST for the
       time being in force  unless such compliance
       has been waived by the SGX-ST  and the Bye-Laws
       for the time being of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the date by which
       the next AGM of the Company is required by
       law to be held

6.     Approve, for the purposes of Chapter 9 of the             Mgmt          For                            For
       Listing Manual  Chapter 9  of the SGX-ST, for
       the Company, its subsidiaries and associated
       Companies that are entitles at risk, or any
       one of them, to enter into any such transactions
       falling within the categories of interested
       person transactions as specified with any party
       who falls within the classes of interested
       persons provided that such transactions are
       carried out on normal commercial terms and
       authorize the Directors of the Company to do
       all such acts and things deemed necessary to
       give effect to this mandate and/or resolution;
       Authority expires at the next AGM of the Company

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MAGYAR TELEKOM PLC                                                                          Agenda Number:  700842962
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5215H163
    Meeting Type:  AGM
    Meeting Date:  20-Dec-2005
          Ticker:
            ISIN:  HU0000073507
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve informative for the shareholders on               Mgmt          For                            For
       the open issues, raised in connection with
       the merger of the Company and T-Mobile Hungary
       Ltd

2.     Approve the decision on the declaration of the            Mgmt          For                            For
       Independent Auditor regarding the draft asset
       balances and asset inventories of the merging
       companies and legal successor Company, the
       exchange ration of the shares, in addition
       to the Auditors declaration on the Draft Merger
       Agreement as well as the written report of
       the Board of Directors and the Auditors statement
       that the planned Merger will not risk the satisfaction
       of creditors claims towards the Company

3.     Approve the Supervisory Board s opinion on the            Mgmt          For                            For
       draft asset balances and asset inventories
       of the merging companies as well as the legal
       successor Company

4.     Approve the written report of the Board of Directors      Mgmt          For                            For
       on the merger

5.     Approve the amount of the asset proportion payable        Mgmt          For                            For
       for shareholders who do not wish to enter the
       legal successor Company in addition to the
       relevant settlement process

6.     Approve the draft merger asset balance and asset          Mgmt          For                            For
       inventory of Magyar Telecom Ltd

7.     Approve the final registry of shareholders not            Mgmt          For                            For
       wishing to enter the legal successor Company

8.     Approve to count those shareholders who do not            Mgmt          For                            For
       wish to enter the legal successor Company

9.     Approve the draft merger asset balance and asset          Mgmt          For                            For
       inventory of the legal successor Company

10.    Approve: the decision on the Merger; the Merger           Mgmt          For                            For
       Agreement

11.    Approve the decision on the Members of the Board          Mgmt          For                            For
       of Directors and the Supervisory Board of the
       legal successor Company

12.    Amend the Articles of Association of the legal            Mgmt          For                            For
       successor Company

13.    Miscellaneous                                             Other         For                            *

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING TYPE.  IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS.  THANK YOU

       PLEASE NOTE THAT THIS IS AN EGM.THANK YOU                 Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MAPLETREE LOGISTICS TRUST                                                                   Agenda Number:  700858434
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5759Q107
    Meeting Type:  EGM
    Meeting Date:  18-Jan-2006
          Ticker:
            ISIN:  SG1S03926213
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, subject to and contingent upon the               Mgmt          For                            For
       passing of Resolution 4, the acquisition by
       MapletreeLog of Nos.21-23 Yuen Shun Circuit,
       Shatin, New Territories, No. 22 On Sum Street,
       Shain, New Territories and Nos. 43-57 Wang
       Wo Tsai Street, Tsuen Wan, New Territories
       collectively, the Hong Kong IPT Properties
       and the acquisition of the Hong Kong IPT Properties,
       the Hong Kong IPT Acquisition  through the
       acquisition of the entire issued share capital
       of Malletree Topaz Ltd. from Mapletree Overseas
       Holdings Ltd.  the Vendor  at an aggregate
       purchase consideration of HKD 799.0 Million
       the Hong Kong IPT Properties Purchase Consideration
       and the terms and conditions as specified
       in the conditional share purchase agreement
       dated 21 DEC 2005 made between HSBC Institutional
       Trust Service  Singapore  Limited, in its capacity
       as trustee of MapletreeLog  the Trustee  and
       the Vendor, and for the payment of all fees
       and expenses relating to the acquisition of
       the Hong Kong IPT Properties; and authorize
       the Mapletree Logistics Trust Management Ltd.,
       as Manager of MapletreeLog  the Manager  and
       Director of the Manager and the Trustee to
       complete and do all such acts and things  including
       executing all such documents as may be required
       as the Manager, such Director of the Manger
       or, as the case may be, the Trustee may consider
       expedient or necessary or in the interest of
       MapletreeLog to give effect to the acquisitions
       of the Hong Kong IPT Properties

E.2    Approve, subject to and contingent upon the               Mgmt          For                            For
       passing of Resolution 1 and 4, for the purposes
       of Clause 5.3.4 and Clause 5.3.5 of the trust
       deed constituting MapletreeLog  the Trust Deed
       for MapletreeLog to issue unites in MapletreeLog
       Units  at the issue price as specified, so
       as to restore the total aggregate unitholding
       of Mapletree Investments Pte. Ltd. in MapletreeLog
       to 30.0% immediately after the Equity Fund
       Raising, as partial consideration for the Hong
       Kong IPT Properties Purchase consideration
       the Consideration Units  and authorize the
       Manager, any Director of the Manager and the
       Trustee to complete and do all such acts and
       things  including executing all such documents
       as may be required  as the Manager, such Director
       of the Manger or, as the case may be, the Trustee
       may consider expedient or necessary or in the
       interest of MapletreeLog to give effect to
       the issue of the Consideration Units

3.     Approve to enter into the Overseas Master Property        Mgmt          For                            For
       Management Agreement as specified and authorize
       the Manager any Director of the Manager and
       the Trustee to complete and do all such acts
       and things  including executing all such documents
       as may be required  as the Manager, such Director
       of the Manger or, as the case may be, the Trustee
       may consider expedient or necessary or in the
       interest of MapletreeLog to give effect to
       the entry into the Overseas Master Property
       Management Agreement and the agreement contemplated
       thereunder

E.4    Approve, for the purposes of Clause 5.3.4 of              Mgmt          For                            For
       the Trust Deed for MapletreeLog, to offer and
       issue such number of new Units at the issue
       prices as specified as would be required to
       raise up to an aggregate of SGD 206.0 Million
       in gross proceeds, for placement to investors
       in the manner specified  the Equity Fund Raising
       and to make the Cumulative Distribution  as
       specified  as a consequence of the Equity Fund
       Raising; and authorize the Manager, any Director
       of the Manager and the Trustee to complete
       and do all such acts and things  including
       executing all such documents as may be required
       as the Manager, such Director of the Manger
       or, as the case may be, the Trustee may consider
       expedient or necessary or in the interest of
       MapletreeLog to give effect to the Equity Fund
       Raising

E.5    Approve the supplement Clauses of 10.4.1 and              Mgmt          For                            For
       15.1 of the trust deed constituting MapletreeLog
       with the SPV Supplement as specified and authorize
       the Manager, any Director of the Manager and
       the Trustee to complete and do all such acts
       and things  including executing all such documents
       as may be required  as the Manager, such Director
       of the Manger or, as the case may be, the Trustee
       may consider expedient or necessary or in the
       interest of MapletreeLog to give effect to
       the SPV Supplement




--------------------------------------------------------------------------------------------------------------------------
 MARATHON OIL CORPORATION                                                                    Agenda Number:  932449007
--------------------------------------------------------------------------------------------------------------------------
        Security:  565849106
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2006
          Ticker:  MRO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CLARENCE P. CAZALOT, JR                                   Mgmt          For                            For
       DAVID A. DABERKO                                          Mgmt          For                            For
       WILLIAM L. DAVIS                                          Mgmt          For                            For

02     RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS             Mgmt          For                            For
       INDEPENDENT AUDITORS FOR 2006.

03     BOARD PROPOSAL TO AMEND THE RESTATED CERTIFICATE          Mgmt          For                            For
       OF INCORPORATION TO DECLASSIFY THE BOARD OF
       DIRECTORS.

04     BOARD PROPOSAL TO AMEND THE RESTATED CERTIFICATE          Mgmt          For                            For
       OF INCORPORATION TO REVISE THE PURPOSE CLAUSE,
       ELIMINATE THE SERIES A JUNIOR PREFERRED STOCK
       AND MAKE OTHER TECHNICAL CHANGES.

05     STOCKHOLDER PROPOSAL TO ELECT DIRECTORS BY A              Shr           For                            Against
       MAJORITY VOTE.

06     STOCKHOLDER PROPOSAL FOR A SIMPLE MAJORITY VOTE           Shr           For                            Against
       OF STOCKHOLDERS.




--------------------------------------------------------------------------------------------------------------------------
 MARSH & MCLENNAN COMPANIES, INC.                                                            Agenda Number:  932471321
--------------------------------------------------------------------------------------------------------------------------
        Security:  571748102
    Meeting Type:  Annual
    Meeting Date:  18-May-2006
          Ticker:  MMC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       LESLIE M. BAKER, JR.                                      Mgmt          For                            For
       GWENDOLYN S. KING                                         Mgmt          For                            For
       MARC D. OKEN                                              Mgmt          For                            For
       DAVID A. OLSEN                                            Mgmt          For                            For

02     RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED       Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM

03     STOCKHOLDER PROPOSAL: DIRECTOR ELECTION VOTING            Shr           Against                        For
       STANDARD

04     STOCKHOLDER PROPOSAL: POLITICAL CONTRIBUTION              Shr           Against                        For
       DISCLOSURE




--------------------------------------------------------------------------------------------------------------------------
 MAXIS COMMUNICATIONS BHD                                                                    Agenda Number:  700876951
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5903J108
    Meeting Type:  EGM
    Meeting Date:  01-Mar-2006
          Ticker:
            ISIN:  MYL5051OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize Maxis, through Global Communication             Mgmt          Against                        Against
       Services Holdings Ltd  GCSH , its wholly-owned
       subsidiary, and/or the subsidiaries or nominees
       of Maxis, to acquire from Aircel Televentures
       Limited  ATVL , 94,864,865 equity shares of
       INR 10 each representing 39% of the enlarged
       issued and paid-up share capital of Aircel
       Limited  Aircel  for a cash consideration of
       USD 422 million, upon the terms and conditions
       of the conditional share purchase agreement
       dated 30 DEC 2005 entered into by ATVL, the
       Company, Aircel and Sterling Infotech  Limited
       SIL   SPA  as varied by the substitution agreement
       dated 05 JAN 2006 entered into by ATVL, the
       Company, Aircel, SIL and GCSH, or as otherwise
       varied pursuant to the SPA  collectively referred
       to as the SPA Documents , the salient terms
       of which are more particularly specified in
       the Circular; through GCSH and/or the subsidiaries
       or nominees of Maxis, to subscribe for 11,828,440
       equity shares of INR 10 each representing 25.714%
       of the enlarged issued and paid-up share capital
       of Deccan Digital Networks Private Limited
       JVC  for a cash consideration of INR 118,284,400,
       upon the terms and conditions of the shareholders
       agreement dated 20 JAN 2006 entered into by
       GCSH, Sindya Securities & Investments Private
       Limited and the JVC, all or a substantial portion
       of which sum shall be used as part payment
       for the acquisition by the JVC of 85,135,135
       equity shares of INR 10 each representing 35%
       of the enlarged issued and paid-up share capital
       of Aircel, upon the terms and conditions of
       the SPA Documents, the salient terms of which
       are more particularly specified in the Circular;
       through GCSH and/or the subsidiaries or nominees
       of Maxis, to subscribe for the cumulative redeemable
       non-convertible preference shares of the face
       value of INR 10 Indian Rupees each to be issued
       by the JVC for a cash consideration of up to
       USD 375 million, all or a substantial portion
       of which sum shall be used as part payment
       for the acquisition by the JVC of 85,135,135
       equity shares of INR 10 each representing 35%
       of the enlarged issued and paid-up share capital
       of Aircel, upon the terms and conditions of
       the SPA Documents, the salient terms of which
       are more particularly specified in the Circular
       collectively,  the Proposed Acquisition and
       the Proposed JV  ; authorize the Directors
       and the Company, through GCSH and/or the subsidiaries
       or nominees of Maxis, i  to assent to any condition,
       modification, variation and/or amendment which
       is in the best interests of the Company; ii
       to approve or enter into such other agreements,
       documents and arrangements as they may deem
       necessary, appropriate and/or desirable and
       to submit all relevant applications to the
       relevant authorities and to any third parties;
       iii  to approve or enter into such agreements
       or to execute such documents as may be required
       or expedient; and iv  to take all such actions
       and do all such acts, deeds and things as are
       necessary, expedient or appropriate, in the
       best interests of the Company, to implement,
       finalise, complete and to give full effect
       to the proposed acquisition and the proposed
       JV and to discharge the obligations of the
       Company and/or GCSH and/or the subsidiaries
       or nominees of Maxis under all agreements entered
       into

2.     Authorize the Company, through GCSH and/or the            Mgmt          Against                        Against
       subsidiaries or nominees of Maxis, the acquisition
       as specified in the Circular of Maxis is terminated
       in accordance with the terms and conditions
       of the conditional share purchase agreement
       dated 30 DEC 2005 entered into by Aircel Televentures
       Limited  ATVL , the Company, Aircel Limited
       Aircel  and Sterling Infotech Limited  SIL
       SPA  as varied by the substitution agreement
       dated 05 JAN 2006 entered into by ATVL, the
       Company, Aircel, SIL and Global Communication
       Services Holdings Ltd  GCSH , or as otherwise
       varied pursuant to the SPA, for the exercise
       of a put option to sell to SIL and C. Sivasankaran
       CS   SIL and CS are collectively referred
       to as the Sterling Group  or its nominees,
       all but not less than all of 63,243,243 equity
       shares of INR 10 each  Option Shares  representing
       26% of the enlarged issued and paid-up share
       capital of Aircel for a total cash consideration
       of USD 280 million and in the event the call
       option is exercised by the Sterling Group to
       sell the Option Shares to the Sterling Group
       or its nominees for a total cash consideration
       of USD 280 million, upon the terms and conditions
       of the option agreement dated 30 DEC 2005 entered
       into by the Company, SIL and CS  Option Agreement
       , as varied by the substitution agreement dated
       05 JAN 2006 entered into by the Company, SIL,
       CS and GCSH, or as otherwise varied pursuant
       to the Option Agreement, the salient terms
       of which are more particularly set out in the
       Circular  the Proposed Option ; authorize the
       Directors and the Company, through GCSH and/or
       the subsidiaries or nominees of Maxis, i  to
       assent to any condition, modification, variation
       and/or amendment which is in the best interests
       of the Company; ii  to approve or enter into
       such other agreements, documents and arrangements
       as they may deem necessary, appropriate and/or
       desirable and to submit all relevant applications
       to the relevant authorities and to any third
       parties; iii  to approve or enter into such
       agreements or to execute such documents as
       may be required or expedient; and iv  to take
       all such actions and do all such acts, deeds
       and things as are necessary, expedient or appropriate,
       in the best interests of the Company, to implement,
       finalise, complete and give full effect to
       the Proposed Option and to discharge the obligations
       of the Company and/or GCSH and/or the subsidiaries
       or nominees of Maxis under all agreements entered
       into




--------------------------------------------------------------------------------------------------------------------------
 MCCARTHY & STONE PLC                                                                        Agenda Number:  700843560
--------------------------------------------------------------------------------------------------------------------------
        Security:  G59248107
    Meeting Type:  AGM
    Meeting Date:  19-Dec-2005
          Ticker:
            ISIN:  GB0005508840
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.a    Receive the reports of the Directors and the              Mgmt          For                            For
       Auditors and receive and adopt the audited
       accounts for the YE 31 AUG 2005

1.b    Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 AUG 2005, which is contained in the
       annual report and accounts of the Company for
       the YE 30 AUG 2005

2.     Declare a final dividend of 14.0p per ordinary            Mgmt          For                            For
       share

3.a    Re-elect Mr. K. Lovelock as a Director, who               Mgmt          For                            For
       retires by rotation

3.b    Re-elect Sir George Young MP as a Director,               Mgmt          For                            For
       who retires by rotation

3.c    Re-elect Mr. G.N. Day as a Director, who retires          Mgmt          For                            For
       by rotation

3.d    Elect Mr. D.A. Field as a Director, who retires           Mgmt          For                            For
       at the first AGM

3.e    Re-elect Mr. S.E.K. Purser as a Director, who             Mgmt          For                            For
       retires in accordance with Provisions of the
       Combined Code

4.     Re-appoint Ernst & Young LLP, Chartered Accountants,      Mgmt          For                            For
       as the Auditors of the Company until the conclusion
       of the next AGM of the Meeting of the Company
       and authorize the Directors to fix their remuneration

S.5    Authorize the Company, for the purpose of Section         Mgmt          For                            For
       166 of the Companies Act 1985  Act , to make
       market purchase or market purchases  Section
       163(3) of the Act  of its up to 10,324,605
       ordinary shares  10% of the Company s issued
       share capital  of 20p each in the capital of
       the Company, at a minimum price of 20p and
       not more than 5% above the average market value
       for such shares derived from the London Stock
       Exchange Daily Official Exchange PLC, for the
       5 business days preceding the date of purchase;
       Authority expires at the conclusion of next
       AGM of the Company or 15 months ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

S.6    Approve the Rules of McCarthy & Stone PLC 2005            Mgmt          For                            For
       Share Option Plan  Option Plan  as specified;
       and authorize the Remuneration Committee of
       McCarthy & Stone PLC to do all acts and things
       necessary or expedient to carry the same into
       effect

S.7    Approve the Rules of the McCarthy & Stone PLC             Mgmt          For                            For
       2005 Performance Share Plan  Performance Plan
       as specified; and authorize the Remuneration
       Committee of McCarthy & Stone PLC to do all
       acts and things necessary or expedient to carry
       the same into effect

S.8    Amend the existing Article 151 by deleting and            Mgmt          For                            For
       replacing it with new Article 151 as specified




--------------------------------------------------------------------------------------------------------------------------
 MCCARTHY & STONE PLC                                                                        Agenda Number:  700945186
--------------------------------------------------------------------------------------------------------------------------
        Security:  G59248107
    Meeting Type:  EGM
    Meeting Date:  05-May-2006
          Ticker:
            ISIN:  GB0005508840
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the terms of the McCarthy & Stone Savings-Related Mgmt          For                            For
       Share Option Scheme 2006  the Scheme , a description
       of the principal terms of which as specified
       in the Chairman s letter accompanying the notice
       of EGM dated 19 APR 2006  with such modifications
       if any  as the Directors consider necessary
       or desirable , and authorize the Directors
       to do all the acts and things necessary to
       establish and carry the same into effect




--------------------------------------------------------------------------------------------------------------------------
 MEADWESTVACO CORPORATION                                                                    Agenda Number:  932456191
--------------------------------------------------------------------------------------------------------------------------
        Security:  583334107
    Meeting Type:  Annual
    Meeting Date:  25-Apr-2006
          Ticker:  MWV
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES G. KAISER                                           Mgmt          For                            For
       RICHARD B. KELSON                                         Mgmt          For                            For
       JOHN A. KROL                                              Mgmt          For                            For
       JOHN A. LUKE, JR.                                         Mgmt          For                            For

02     APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS              Mgmt          For                            For
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
       FOR 2006.

03     APPROVAL OF PROPOSAL TO PROVIDE FOR ANNUAL ELECTION       Mgmt          For                            For
       OF DIRECTORS.

04     APPROVAL OF PROPOSAL FOR THE REMOVAL OF DIRECTORS         Mgmt          For                            For
       BY MAJORITY VOTE.

05     STOCKHOLDER PROPOSAL.                                     Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 MEDIASET SPA                                                                                Agenda Number:  700902794
--------------------------------------------------------------------------------------------------------------------------
        Security:  T6688Q107
    Meeting Type:  OGM
    Meeting Date:  20-Apr-2006
          Ticker:
            ISIN:  IT0001063210
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

       PLEASE NOTE THAT THE MEETING TO BE HELD ON 19             Non-Voting    No vote
       APR 2006 HAS BEEN POSTPONED TO 20 APR 2006.
       PLEASE ALSO NOTE THE NEW CUTOFF DATE 14 APR
       2006. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

O.A.1  Approve balance sheet report as of 31 DEC 05,             Mgmt          For                            For
       the Board of Directors  report on Management
       s activity, the Internal and External Auditors
       reports; resolutions related there to

O.A.2  Approve earnings  distribution, resolutions               Mgmt          For                            For
       related there to

O.B    Receive consolidated balance sheet report as              Mgmt          For                            For
       of 31 DEC 05, the Board of Directors  and Internal
       Auditors  reports

O.C.3  Approve the number of Members of the Board of             Mgmt          For                            For
       Directors

O.C.4  Approve the Directors  term of office                     Mgmt          For                            For

O.C.5  Approve the Board of Directors  emolument                 Mgmt          Abstain                        Against

O.C.6  Appoint the Directors                                     Mgmt          For                            For

O.C.7  Appoint the Board of Directors  Chairman                  Mgmt          For                            For

O.D.8  Approve to set up a Stock Option Plan in favor            Mgmt          Abstain                        Against
       of the Company and the associates Companies
       employees; resolutions related there to

O.E.9  Authorize the Board of Directors to buy and               Mgmt          For                            For
       sell own shares, also taking into consideration
       the Stock Options Plans; resolutions related
       there to

E.F10  Amend some Bylaw s Articles and approve to introduce      Mgmt          For                            For
       a new one, also in accordance with the provisions
       of the Law number 262 of 28 DEC 05; to renumber
       Bylaw s Articles and adopt a new complete text

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       PLEASE NOTE THAT THE MEETING TO BE HELD ON 19             Non-Voting    No vote
       APR 2006 HAS BEEN POSTPONED TO 20 APR 2006.
       PLEASE ALSO NOTE THE NEW CUTOFF DATE 14 APR
       2006. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 MERCANTILE BANKSHARES CORPORATION                                                           Agenda Number:  932474911
--------------------------------------------------------------------------------------------------------------------------
        Security:  587405101
    Meeting Type:  Annual
    Meeting Date:  09-May-2006
          Ticker:  MRBK
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       R. CARL BENNA                                             Mgmt          For                            For
       GEORGE L. BUNTING, JR.                                    Mgmt          For                            For
       DARRELL D. FRIEDMAN                                       Mgmt          For                            For
       ROBERT A. KINSLEY                                         Mgmt          For                            For
       ALEXANDER T. MASON                                        Mgmt          For                            For
       CHRISTIAN H. POINDEXTER                                   Mgmt          For                            For
       JAMES L. SHEA                                             Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF ERNST & YOUNG              Mgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR BANKSHARES.

03     APPROVAL OF THE MERCANTILE BANKSHARES CORPORATION         Mgmt          For                            For
       ANNUAL CASH INCENTIVE PLAN.

04     APPROVAL OF AN AMENDMENT TO THE CHARTER OF BANKSHARES     Mgmt          For                            For
       TO INCREASE THE AUTHORIZED SHARES OF COMMON
       STOCK FROM 130,000,000 TO 200,000,000.




--------------------------------------------------------------------------------------------------------------------------
 MERCK & CO., INC.                                                                           Agenda Number:  932445693
--------------------------------------------------------------------------------------------------------------------------
        Security:  589331107
    Meeting Type:  Annual
    Meeting Date:  25-Apr-2006
          Ticker:  MRK
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD T. CLARK                                          Mgmt          For                            For
       LAWRENCE A. BOSSIDY                                       Mgmt          For                            For
       WILLIAM G. BOWEN                                          Mgmt          For                            For
       JOHNNETTA B. COLE                                         Mgmt          For                            For
       WILLIAM B. HARRISON, JR                                   Mgmt          For                            For
       WILLIAM N. KELLEY                                         Mgmt          For                            For
       ROCHELLE B. LAZARUS                                       Mgmt          For                            For
       THOMAS E. SHENK                                           Mgmt          For                            For
       ANNE M. TATLOCK                                           Mgmt          For                            For
       SAMUEL O. THIER                                           Mgmt          For                            For
       WENDELL P. WEEKS                                          Mgmt          For                            For
       PETER C. WENDELL                                          Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF THE COMPANY            Mgmt          For                            For
       S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR 2006

03     PROPOSAL TO ADOPT THE 2007 INCENTIVE STOCK PLAN           Mgmt          For                            For

04     PROPOSAL TO ADOPT THE 2006 NON-EMPLOYEE DIRECTORS         Mgmt          For                            For
       STOCK OPTION PLAN

05     STOCKHOLDER PROPOSAL CONCERNING STOCK OPTION              Shr           Against                        For
       AWARDS

06     STOCKHOLDER PROPOSAL CONCERNING NON-DIRECTOR              Shr           For                            Against
       SHAREHOLDER VOTES

07     STOCKHOLDER PROPOSAL CONCERNING AN ANIMAL WELFARE         Shr           Against                        For
       POLICY REPORT




--------------------------------------------------------------------------------------------------------------------------
 MERCURY GENERAL CORPORATION                                                                 Agenda Number:  932482603
--------------------------------------------------------------------------------------------------------------------------
        Security:  589400100
    Meeting Type:  Annual
    Meeting Date:  10-May-2006
          Ticker:  MCY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       GEORGE JOSEPH                                             Mgmt          For                            For
       CHARLES E. MCCLUNG                                        Mgmt          For                            For
       DONALD R. SPUEHLER                                        Mgmt          For                            For
       RICHARD E. GRAYSON                                        Mgmt          For                            For
       DONALD P. NEWELL                                          Mgmt          For                            For
       BRUCE A. BUNNER                                           Mgmt          For                            For
       NATHAN BESSIN                                             Mgmt          For                            For
       MICHAEL D. CURTIUS                                        Mgmt          For                            For
       GABRIEL TIRADOR                                           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 MICROSOFT CORPORATION                                                                       Agenda Number:  932397981
--------------------------------------------------------------------------------------------------------------------------
        Security:  594918104
    Meeting Type:  Annual
    Meeting Date:  09-Nov-2005
          Ticker:  MSFT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM H. GATES III                                      Mgmt          For                            For
       STEVEN A. BALLMER                                         Mgmt          For                            For
       JAMES I. CASH JR.                                         Mgmt          For                            For
       DINA DUBLON                                               Mgmt          For                            For
       RAYMOND V. GILMARTIN                                      Mgmt          For                            For
       A. MCLAUGHLIN KOROLOGOS                                   Mgmt          For                            For
       DAVID F. MARQUARDT                                        Mgmt          For                            For
       CHARLES H. NOSKI                                          Mgmt          For                            For
       HELMUT PANKE                                              Mgmt          For                            For
       JON A. SHIRLEY                                            Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF DELOITTE &               Mgmt          For                            For
       TOUCHE LLP AS THE COMPANY S INDEPENDENT AUDITOR




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL GRID TRANSCO PLC                                                                   Agenda Number:  700767607
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6375K102
    Meeting Type:  EGM
    Meeting Date:  25-Jul-2005
          Ticker:
            ISIN:  GB0031223877
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve that: the conditional on the admission            Mgmt          For                            For
       to the Daily Official List of the UK Listing
       Authority and to trading on the London Stock
       Exchange plc s market for listed securities
       becoming effective   Listing   by 8.OOam on
       01 AUG 2005  or such later time and/or date
       as the Directors may determine  of non-cumulative
       preference shares of 10 pence each  the  B
       shares   and ordinary shares of 11 17/43 pence
       each (the  New Ordinary Shares ) having the
       rights and restrictions as specified in the
       Articles of Association of the Company are
       to be amended pursuant to resolution 5 below:
       a  the authorized share capital of the Company
       to increased from GBP 500 million to GBP 815
       million by the creation of 3,150 million B
       Shares of 10 pence each; b  authorize the Directors:
       to capitalize a maximum sum not exceeding GBP
       315 million standing to the credit of the Company
       s share premium account and to apply such sum
       in paying up in full the B Shares and pursuant
       to Section 80 of the Companies Act 1985  as
       amended   the  Companies Act   to allot and
       issue such B shares credited as fully paid
       up, up to an aggregate nominal amount of GBP315
       million to the holders of the ordinary shares
       in the Company  the  Existing Ordinary Shares
       on the basis of 1B share for each existing
       ordinary share held and recorded on the register
       of Members of the Company at 500pm on 29 JUL
       2005  or such other time and/or date as the
       Directors may determine ,  authority expires
       at the earlier of the conclusion of the AGM
       in 2006 or 15 months ; c  each existing ordinary
       share as shown in the register of Members of
       the Company at 5.OOpm on 29 JUL 2005  or such
       other time and/or date as the Directors may
       determine  is subdivided into 43 shares of
       10/43 pence each and forthwith upon such subdivision
       every 49 shares of 10/43 pence each resulting
       from such subdivision is consolidated into
       1 new ordinary share of 11 17/43 pence, provided
       that no member shall be entitled, to a fraction
       of a share and all fractional entitlements
       arising out of such subdivision or consolidation
       shall be aggregated into new ordinary shares
       and the whole number of new ordinary shares
       so arising and any remaining shares of 10/43
       pence sold and the net proceeds of sale in
       excess of GBP1 distributed in due proportion
       among those Shareholders who would otherwise
       be entitled to such fractional entitlements
       and any proceeds of sales not exceeding GBP
       l retained by the Company and donated to a
       charity of the Company s choice; d) following
       the capitalization issue referred to in paragraph
       (b) above and the subdivision and the consolidation
       referred to in paragraph (c) above, each authorized
       but unissued existing ordinary share  up to
       such number as will result in a whole number
       of new ordinary shares and any balance remaining
       unconsolidated  is subdivided into 43 shares
       of 10/43 pence each and forthwith upon such
       subdivision every 49 shares of 10/43 pence
       each resulting from such subdivision is consolidated
       into a new ordinary share; e  authorize the
       Company, to make market purchases  Section
       163(3) of the Companies Act   of B shares 10%
       of the total number of the B shares created,
       at a minimum price of 10 pence for each B shares
       free of all dealing expenses and the commissions
       not more than 65 pence for each B share  free
       of all dealing expenses and the commissions
       Authority expires the earlier of the conclusion
       of the next AGM in 2006 or 15 months ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry;
       f  approve and authorized for the purposes
       of Section 165 of the Companies Act the terms
       of the contract between: 1  JPMorgan Cazenove
       Limited   JPMorgan Cazenove  ; and 2  the Company
       under which JPMorgan Cazenove will be entitled
       to require the Company to purchase B shares
       from them  a draft of which is produced to
       the meeting and signed for the purposes of
       identification by the Chairman  and  Authority
       and approval expire on 18 months

2.     Authorize the Directors, in substitution for              Mgmt          For                            For
       any existing authority and for the purpose
       of Section 80 of the Companies Act, to allot
       relevant securities  Section 80(2) of the Companies
       Act  up to an aggregate nominal amount of GBP
       103 million;  Authority expires on 24 JUL 2010
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.3    Authorize the Directors, in substitution for              Mgmt          For                            For
       any existing authority, and pursuant to Section
       95 of the Companies Act, to allot equity securities
       Section 94(2) of the Companies Act  for cash
       pursuant to the general authority conferred
       by Resolution 2 and/or to sell equity securities
       held as treasury shares for cash pursuant to
       Section 162D of the Companies Act, disapplying
       the statutory pre-emption rights  Section 89(1)
       of the Companies Act , provided that this power
       is limited to the allotment and/or sale of
       equity securities: a) in connection with a
       rights issue in favor of ordinary shareholders
       excluding any holder of the treasury share
       ; b) up to an aggregate nominal amount of GBP
       15 millions;  Authority expires on 24 JUL 2010
       ; and the Directors may allot equity securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.4    Authorize the Company, to make market purchases           Mgmt          For                            For
       Section 163(3) of the Companies Act  of up
       to 271,185,097 new ordinary shares upon Resolution
       1 being passed or 309,024,879 existing ordinary
       shares if Resolution 1 is not passed, at a
       minimum price of 11 17/43 pence for each new
       ordinary shares upon passing of Resolution
       1 or 10 pence for existing share if Resolution
       1 is not passed  and not more than 105% above
       the average market value for such shares derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       next AGM in 2006 or 15 months ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

S.5    Amend the Articles of Association of the Company          Mgmt          For                            For
       as specifies and initialed for the identification
       by the Chairman




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL GRID TRANSCO PLC                                                                   Agenda Number:  700767835
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6375K102
    Meeting Type:  AGM
    Meeting Date:  25-Jul-2005
          Ticker:
            ISIN:  GB0031223877
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report and accounts for th YE 31              Mgmt          For                            For
       MAR 2005 and the Auditors  report on the accounts

2.     Declare a final dividend of 15.2 pence per ordinary       Mgmt          For                            For
       share  USD 1.3869 per American Depositary share
       for the YE 31 MAR 2005

3.     Re-appoint Mr. John Allan as a Director                   Mgmt          For                            For

4.     Re-appoint Mr. Paul Joskow as a Director                  Mgmt          For                            For

5.     Re-appoint Mr. Roger Urwin as a Director                  Mgmt          For                            For

6.     Re-appoint Mr. John Grant as a Director                   Mgmt          For                            For

7.     Re-appoint Mr. Steve Holliday as a Director               Mgmt          For                            For

8.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Company s Auditors until the conclusion of
       the next GM at which accounts are laid before
       the Company and authorize the Directors to
       set the Auditors  remuneration

9.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 MAR 2005

s.10   Approve that the name of the Company be changed           Mgmt          For                            For
       to National Grid Plc

S.11   Amend the Company s Memorandum of Association             Mgmt          For                            For
       by inserting a sentence in Clause 4.39 and
       (i) to provided a Director with funds to meet
       expenditure incurred or to be incurred by him
       in defending any criminal or civil proceedings
       or in connection with any application under
       those provision of the Companies Act 1985 Act
       1985  Section 337A(2) of the Act  and to do
       anything to enable a Director to avoid incurring
       such expenditure

S.12   Approve to adopt new  Plain English  Articles             Mgmt          For                            For
       of Association, to replace the Company existing
       Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 NESTLE SA, CHAM UND VEVEY                                                                   Agenda Number:  700891472
--------------------------------------------------------------------------------------------------------------------------
        Security:  H57312466
    Meeting Type:  AGM
    Meeting Date:  06-Apr-2006
          Ticker:
            ISIN:  CH0012056047
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 292695 DUE TO ADDITION OF DIRECTORS NAMES.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 288474, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

1.     Approve to accept the financial statements and            Mgmt          For                            For
       the Statutory reports

2.     Grant discharge to the Board of Directors and             Mgmt          For                            For
       the Management

3.     Approve the allocation of incme and dividends             Mgmt          For                            For
       of CHF 9 per share

4.     Approve to reduce the capital and amend Article           Mgmt          For                            For
       5 of the Articles of Association

5.1    Re-elect Mr. Jean-Pierre Meyers as a Director             Mgmt          For                            For

5.2    Re-elect Mr. Andre Kudelski as a Director                 Mgmt          For                            For

5.3    Elect Mr. Naina Kidwai as a Director                      Mgmt          For                            For

5.4    Elect Mr. Jean-Rene Fourtou as a Director                 Mgmt          For                            For

5.5    Elect Mr. Steven Hoch as a Director                       Mgmt          For                            For

6.     Approve the mandate by shareholders to the Board          Mgmt          For                            For
       of Directors to revise the Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 NISOURCE INC.                                                                               Agenda Number:  932471636
--------------------------------------------------------------------------------------------------------------------------
        Security:  65473P105
    Meeting Type:  Annual
    Meeting Date:  10-May-2006
          Ticker:  NI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      DIRECTOR
       GARY L. NEALE                                             Mgmt          For                            For
       ROBERT J. WELSH                                           Mgmt          For                            For
       ROGER A. YOUNG                                            Mgmt          For                            For

II     RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS.           Mgmt          For                            For

III    BOARD OF DIRECTORS  CHARTER AMENDMENT PROPOSAL            Mgmt          For                            For
       TO DECLASSIFY BOARD OF DIRECTORS.

IV     STOCKHOLDER S MAJORITY VOTE PROPOSAL.                     Shr           For                            Against




--------------------------------------------------------------------------------------------------------------------------
 NORSK HYDRO ASA                                                                             Agenda Number:  700905675
--------------------------------------------------------------------------------------------------------------------------
        Security:  R61115102
    Meeting Type:  AGM
    Meeting Date:  09-May-2006
          Ticker:
            ISIN:  NO0005052605
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE

1.     Approve the financial statements and annual               Mgmt          For                            For
       report for 2005 of Norsk Hydro ASA and the
       group, including the payment of income and
       dividends of NOK 22 per share

2.     Approve the guidelines for the remuneration               Mgmt          For                            For
       of Executive Management

3.     Approve the Auditors remuneration                         Mgmt          For                            For

4.     Elect the Members and Deputy Members of the               Mgmt          For                            For
       Corporate assembly

5.     Approve the remuneration of Members of Corporate          Mgmt          For                            For
       assembly

6.     Approve the 5:1 share split                               Mgmt          For                            For

7.     Approve the NOK 30.4 million share capital reduction      Mgmt          For                            For
       by means of the cancellation of 4.7 million
       treasury shares and redemption of 3.6 million
       shares held by Norwegian state

8.     Approve the revocation of the remaining part              Mgmt          For                            For
       of the authorization for buy-back of treasury
       shares

9.     Authorize Share Repurchase Program and cancellation       Mgmt          For                            For
       of the Repurchased shares

10.    PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL: Approve the bonus schemes shall not
       form part of the compensation of the President
       and CEO, i.e. the head of the operational leadership




--------------------------------------------------------------------------------------------------------------------------
 NORSKE SKOGINDUSTRIER ASA                                                                   Agenda Number:  700802677
--------------------------------------------------------------------------------------------------------------------------
        Security:  R80036115
    Meeting Type:  EGM
    Meeting Date:  22-Sep-2005
          Ticker:
            ISIN:  NO0004135633
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

1.     Approve a capital increase through subscription           Mgmt          For                            For
       of new shares in Norske Skogindustrier ASA;
       the share capital will be increased by a minimum
       of NOK 222,222,220 and a maximum of NOK 1,000,000,000
       through the issue of a minimum of 22,222,222
       and a maximum of 100,000,000 shares; each share
       will have a nominal value of NOK 10; the final
       number of shares issued will be determined
       when the Board has fixed the subscription price,
       and will correspond to the number of shares
       which provides the Company with a gross issue
       amount approximately equal to NOK 4.000.000.000




--------------------------------------------------------------------------------------------------------------------------
 NORSKE SKOGINDUSTRIER ASA                                                                   Agenda Number:  700914206
--------------------------------------------------------------------------------------------------------------------------
        Security:  R80036115
    Meeting Type:  AGM
    Meeting Date:  20-Apr-2006
          Ticker:
            ISIN:  NO0004135633
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.     Approve the annual account and the annual report          Mgmt          For                            For
       for 2005 Norske Skongindustrier ASA and the
       Group

2.     Approve the allocation of years net loss and              Mgmt          For                            For
       dividends of NOK 5.50 per share

3.     Approve the remuneration of the Members of the            Mgmt          For                            For
       Corporate assembly with the amount of NOK 140,000
       for the Chairman and NOK 5,400 for other Members

4.     Approve the remuneration of the Auditors                  Mgmt          Abstain                        Against

5.1    Elect Mr. Emil Aubert as a Member of the Corporate        Mgmt          For                            For
       Assembly

5.2    Elect Mr. Ole Bakke as a Member of the Corporate          Mgmt          For                            For
       Assembly

5.3    Elect Mr. Halvard Saether as a Member of the              Mgmt          For                            For
       Corporate Assembly

5.4    Elect Mr. Christian Ramberg as a Member of the            Mgmt          For                            For
       Corporate Assembly

5.5    Elect Mr. Helge Evju as a Member of the Corporate         Mgmt          For                            For
       Assembly

5.6    Elect Mr. Tom Ruud as a Member of the Corporate           Mgmt          For                            For
       Assembly

5.7    Elect Mr. Birgitta Naess as a Member of the               Mgmt          For                            For
       Corporate Assembly

5.8    Elect Mr. Svein Haare as a Member of the Deputy           Mgmt          For                            For
       Member of Corporate Assembly

5.9    Elect Mr. Hege Huse as a Member of the Deputy             Mgmt          For                            For
       Member of Corporate Assembly

5.10   Elect Mr. Kjersti Narum as a Member of the Deputy         Mgmt          For                            For
       Member of Corporate Assembly

5.11   Elect Mr. Siv Christensen as a Member of the              Mgmt          For                            For
       Deputy Member of Corporate Assembly

6.1    Re-elect Mr. Helge Evju as a Member of Nominating         Mgmt          For                            For
       Committee

6.2    Re-elect Mr. Gunn Waersted as a Member of Nominating      Mgmt          For                            For
       Committee

6.3    Elect Mr. Ole Bakke as a new Member of Nominating         Mgmt          For                            For
       Committee

7.     Grant authority to repurchase up to 10% of issued         Mgmt          For                            For
       share capital




--------------------------------------------------------------------------------------------------------------------------
 NORTHEAST UTILITIES                                                                         Agenda Number:  932476117
--------------------------------------------------------------------------------------------------------------------------
        Security:  664397106
    Meeting Type:  Annual
    Meeting Date:  09-May-2006
          Ticker:  NU
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD H. BOOTH                                          Mgmt          For                            For
       COTTON MATHER CLEVELAND                                   Mgmt          For                            For
       SANFORD CLOUD, JR.                                        Mgmt          For                            For
       JAMES F. CORDES                                           Mgmt          For                            For
       E. GAIL DE PLANQUE                                        Mgmt          For                            For
       JOHN G. GRAHAM                                            Mgmt          For                            For
       ELIZABETH T. KENNAN                                       Mgmt          For                            For
       ROBERT E. PATRICELLI                                      Mgmt          For                            For
       CHARLES W. SHIVERY                                        Mgmt          For                            For
       JOHN F. SWOPE                                             Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE            Mgmt          For                            For
       LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM.




--------------------------------------------------------------------------------------------------------------------------
 PACKAGING CORPORATION OF AMERICA                                                            Agenda Number:  932467839
--------------------------------------------------------------------------------------------------------------------------
        Security:  695156109
    Meeting Type:  Annual
    Meeting Date:  10-May-2006
          Ticker:  PKG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       HENRY F. FRIGON                                           Mgmt          For                            For
       LOUIS A. HOLLAND                                          Mgmt          For                            For
       SAMUEL M. MENCOFF                                         Mgmt          For                            For
       ROGER B. PORTER                                           Mgmt          For                            For
       THOMAS S. SOULELES                                        Mgmt          For                            For
       PAUL T. STECKO                                            Mgmt          For                            For
       RAYFORD K. WILLIAMSON                                     Mgmt          For                            For

02     PROPOSAL TO RATIFY APPOINTMENT OF ERNST & YOUNG           Mgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM.




--------------------------------------------------------------------------------------------------------------------------
 PAPERLINX LTD                                                                               Agenda Number:  700806637
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q73258107
    Meeting Type:  AGM
    Meeting Date:  25-Oct-2005
          Ticker:
            ISIN:  AU000000PPX1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial statements              Non-Voting    No vote
       and the Directors declaration and report for
       the YE 30 JUN 2005, together with the Auditor
       s report to the shareholders of the Company

2.a    Re-elect Mr. B.J. Jackson as a Director, who              Mgmt          For                            For
       retires in accordance with the Company s Constitution

2.b    Re-elect Mr. D.A. Walsh as a Director, who retires        Mgmt          For                            For
       in accordance with the Company s Constitution

2.c    Re-elect Mr. L.J. Yelland as a Director, who              Mgmt          For                            For
       retires in accordance with the Company s Constitution

3.     Approve the remuneration report for the YE 30             Mgmt          For                            For
       JUN 2005 as required by Section 250R of the
       Corporations Act




--------------------------------------------------------------------------------------------------------------------------
 PFIZER INC.                                                                                 Agenda Number:  932449526
--------------------------------------------------------------------------------------------------------------------------
        Security:  717081103
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2006
          Ticker:  PFE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MICHAEL S. BROWN                                          Mgmt          For                            For
       M. ANTHONY BURNS                                          Mgmt          For                            For
       ROBERT N. BURT                                            Mgmt          For                            For
       W. DON CORNWELL                                           Mgmt          For                            For
       WILLIAM H. GRAY III                                       Mgmt          For                            For
       CONSTANCE J. HORNER                                       Mgmt          For                            For
       WILLIAM R. HOWELL                                         Mgmt          For                            For
       STANLEY O. IKENBERRY                                      Mgmt          For                            For
       GEORGE A. LORCH                                           Mgmt          For                            For
       HENRY A. MCKINNELL                                        Mgmt          For                            For
       DANA G. MEAD                                              Mgmt          For                            For
       RUTH J. SIMMONS                                           Mgmt          For                            For
       WILLIAM C. STEERE, JR.                                    Mgmt          For                            For

02     PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP            Mgmt          For                            For
       AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR 2006.

03     MANAGEMENT PROPOSAL TO AMEND COMPANY S RESTATED           Mgmt          For                            For
       CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY
       VOTE REQUIREMENTS AND FAIR PRICE PROVISION.

04     SHAREHOLDER PROPOSAL RELATING TO TERM LIMITS              Shr           Against                        For
       FOR DIRECTORS.

05     SHAREHOLDER PROPOSAL REQUESTING REPORTING ON              Shr           Against                        For
       PHARMACEUTICAL PRICE RESTRAINT.

06     SHAREHOLDER PROPOSAL RELATING TO CUMULATIVE               Shr           For                            Against
       VOTING.

07     SHAREHOLDER PROPOSAL REQUESTING SEPARATION OF             Shr           Against                        For
       ROLES OF CHAIRMAN AND CEO.

08     SHAREHOLDER PROPOSAL REQUESTING A REPORT ON               Shr           Against                        For
       POLITICAL CONTRIBUTIONS.

09     SHAREHOLDER PROPOSAL REQUESTING A REPORT ON               Shr           Against                        For
       THE FEASIBILITY OF AMENDING PFIZER S CORPORATE
       POLICY ON LABORATORY ANIMAL CARE AND USE.

10     SHAREHOLDER PROPOSAL REQUESTING JUSTIFICATION             Shr           Against                        For
       FOR FINANCIAL CONTRIBUTIONS WHICH ADVANCE ANIMAL-BASED
       TESTING METHODOLOGIES.




--------------------------------------------------------------------------------------------------------------------------
 PHILIPPINE LONG DISTANCE TELEPHONE C                                                        Agenda Number:  932533638
--------------------------------------------------------------------------------------------------------------------------
        Security:  718252604
    Meeting Type:  Annual
    Meeting Date:  13-Jun-2006
          Ticker:  PHI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE AUDITED FINANCIAL STATEMENTS              Mgmt          For                            For
       FOR THE PERIOD ENDING DECEMBER 31, 2005 CONTAINED
       IN THE COMPANY S 2005 ANNUAL REPORT.

02     DIRECTOR
       REV FR B.F. NEBRES S.J*                                   Mgmt          For                            For
       MR OSCAR S. REYES*                                        Mgmt          For                            For
       MR PEDRO E. ROXAS*                                        Mgmt          For                            For
       MR ALFRED VY TY*                                          Mgmt          For                            For
       MR ANTONIO O. COJUANGCO                                   Mgmt          For                            For
       MS HELEN Y. DEE                                           Mgmt          For                            For
       ATTY. RAY C. ESPINOSA                                     Mgmt          For                            For
       MR TATSU KONO                                             Mgmt          For                            For
       MR NAPOLEON L. NAZARENO                                   Mgmt          For                            For
       MR MANUEL V. PANGILINAN                                   Mgmt          For                            For
       MS CORAZON S. DE LA PAZ                                   Mgmt          For                            For
       MR ALBERT F DEL ROSARIO                                   Mgmt          For                            For
       MR SHIGERU YOSHIDA                                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PINNACLE WEST CAPITAL CORPORATION                                                           Agenda Number:  932487754
--------------------------------------------------------------------------------------------------------------------------
        Security:  723484101
    Meeting Type:  Annual
    Meeting Date:  17-May-2006
          Ticker:  PNW
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JACK E. DAVIS                                             Mgmt          For                            For
       PAMELA GRANT                                              Mgmt          For                            For
       MARTHA O. HESSE                                           Mgmt          For                            For
       WILLIAM S. JAMIESON, JR                                   Mgmt          For                            For

02     RATIFICATION OF DELOITTE & TOUCHE LLP AS THE              Mgmt          For                            For
       COMPANY S INDEPENDENT AUDITORS FOR FISCAL YEAR
       ENDING DECEMBER 31, 2006

03     VOTE ON SHAREHOLDER PROPOSAL TO ELECT DIRECTORS           Shr           For                            Against
       ANNUALLY




--------------------------------------------------------------------------------------------------------------------------
 POHANG IRON & STL LTD                                                                       Agenda Number:  700872838
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y70750115
    Meeting Type:  AGM
    Meeting Date:  24-Feb-2006
          Ticker:
            ISIN:  KR7005490008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement,              Mgmt          For                            For
       and the statement of appropriation of retained
       earnings for the 38th FY: pursuant to the Article
       449 of the Korean Commercial Act and the Article
       53 of the Articles of Incorporation

2.     Approve, pursuant to the Article 433 of the               Mgmt          For                            For
       Korean Commercial Act  method of amendments
       to the Articles of Incorporation  and the Article
       24 of the Articles of Incorporation, the partial
       amendment to the Articles of Incorporation
       as follows: election of presiding Director
       of the Board of Directors among Directors other
       than Chairman/Representative Director (CEO),
       abolition of the Stock Option System, establishment
       of ground for operating CEO Candidate Recommendation
       Committee, supplementation of provisions for
       enhancing elastic personnnel operation of Officers,
       addition of educational service to business
       purpose

3.1.1  Approve, Pursuant to the Article 191-16 of the            Mgmt          For                            For
       Korean Securities and Exchange Act and the
       Article 28 of the Articles of Incorporation,
       to elect Mr. Young Ju Park  CEO and President
       of Eagon Company  as a Outside Director

3.1.2  Approve, Pursuant to the Article 191-16 of the            Mgmt          For                            For
       Korean Securities and Exchange Act and the
       Article 28 of the Articles of Incorporation,
       to elect Mr. Sung Kwan Huh  Professor of Management
       at Dong-A University  as a Outside Director

3.2    Approve, Pursuant to the Article 415-2 of the             Mgmt          For                            For
       Korean Commercial Act, the Article 191-17 of
       Korean Securities and Exchange Act and the
       Article 28 of the Articles of Incorporation,
       to elect Mr. Yoon Suk Suh  Dean of the College
       of Business Administration at Ewha Womans University
       , who is a Outside Director,  as a Audit Committee
       Member

3.3    Approve, Pursuant to the Article 382 of the               Mgmt          For                            For
       Korean Commercial Act, and the Article 28 of
       the Articles of Incorporation, to elect Mr.
       Soung Sik Cho  Executive Vice President, Posco
       & Senior Vice President, Posco  as a Standing
       Director

4.     Approve, Pursuant to the Article 388 of the               Mgmt          For                            For
       Korean Commercial Act, and the Article 36 of
       the Articles of Incorporation, to limit the
       total remuneration for the Directors (KRW 6.0
       Billions) in the 39th FY

5.     Approve, Pursuant to the Article 24 of the Articles       Mgmt          For                            For
       of Incorporation, to waiver the claim for overpaid
       employment benefit




--------------------------------------------------------------------------------------------------------------------------
 PPL CORPORATION                                                                             Agenda Number:  932455757
--------------------------------------------------------------------------------------------------------------------------
        Security:  69351T106
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2006
          Ticker:  PPL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN W. CONWAY                                            Mgmt          For                            For
       E. ALLEN DEAVER                                           Mgmt          For                            For
       JAMES H. MILLER                                           Mgmt          For                            For
       SUSAN M. STALNECKER                                       Mgmt          For                            For

02     RE-APPROVAL OF SHORT-TERM INCENTIVE PLAN                  Mgmt          For                            For

03     RATIFICATION OF THE APPOINTMENT OF INDEPENDENT            Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM

04     SHAREOWNER PROPOSAL                                       Shr           For                            Against




--------------------------------------------------------------------------------------------------------------------------
 PROGRESS ENERGY, INC.                                                                       Agenda Number:  932463196
--------------------------------------------------------------------------------------------------------------------------
        Security:  743263105
    Meeting Type:  Annual
    Meeting Date:  10-May-2006
          Ticker:  PGN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       W. FREDERICK*                                             Mgmt          For                            For
       W. JONES*                                                 Mgmt          For                            For
       T. STONE*                                                 Mgmt          For                            For
       E. BORDEN**                                               Mgmt          For                            For
       J. BOSTIC**                                               Mgmt          For                            For
       D. BURNER**                                               Mgmt          For                            For
       R. DAUGHERTY**                                            Mgmt          For                            For
       H. DELOACH***                                             Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF DELOITTE &               Mgmt          For                            For
       TOUCHE LLP AS PROGRESS ENERGY S INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.

03     THE PROPOSAL RELATING TO THE DECLASSIFICATION             Mgmt          For                            For
       OF THE BOARD OF DIRECTORS.

04     THE PROPOSAL RELATING TO DIRECTOR ELECTION BY             Mgmt          For                            For
       MAJORITY VOTE.

05     SHAREHOLDER PROPOSAL RELATING TO A RESPONSIBLE            Shr           Against                        For
       CONTRACTOR POLICY.




--------------------------------------------------------------------------------------------------------------------------
 PROLOGIS                                                                                    Agenda Number:  932387271
--------------------------------------------------------------------------------------------------------------------------
        Security:  743410102
    Meeting Type:  Special
    Meeting Date:  14-Sep-2005
          Ticker:  PLD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE ISSUANCE OF PROLOGIS COMMON               Mgmt          For                            For
       SHARES OF BENEFICIAL INTEREST CONTEMPLATED
       BY THE AGREEMENT AND PLAN OF MERGER, DATED
       AS OF JUNE 5, 2005, BY AND AMONG PROLOGIS,
       PALMTREE ACQUISITION CORPORATION AND CATELLUS
       DEVELOPMENT CORPORATION, AS AMENDED.




--------------------------------------------------------------------------------------------------------------------------
 PROLOGIS                                                                                    Agenda Number:  932469528
--------------------------------------------------------------------------------------------------------------------------
        Security:  743410102
    Meeting Type:  Annual
    Meeting Date:  26-May-2006
          Ticker:  PLD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       K. DANE BROOKSHER                                         Mgmt          For                            For
       STEPHEN L. FEINBERG                                       Mgmt          For                            For
       GEORGE L. FOTIADES                                        Mgmt          For                            For
       CHRISTINE N. GARVEY                                       Mgmt          For                            For
       DONALD P. JACOBS                                          Mgmt          For                            For
       WALTER C. RAKOWICH                                        Mgmt          For                            For
       NELSON C. RISING                                          Mgmt          For                            For
       JEFFREY H. SCHWARTZ                                       Mgmt          For                            For
       D. MICHAEL STEUERT                                        Mgmt          For                            For
       J. ANDRE TEIXEIRA                                         Mgmt          For                            For
       WILLIAM D. ZOLLARS                                        Mgmt          For                            For
       ANDREA M. ZULBERTI                                        Mgmt          For                            For

02     APPROVAL AND ADOPTION OF THE 2006 LONG-TERM               Mgmt          For                            For
       INCENTIVE PLAN.

03     RATIFY THE APPOINTMENT OF THE INDEPENDENT REGISTERED      Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM FOR 2006.

04     TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED           Mgmt          For                            For
       ON ANY OTHER MATTER THAT MAY PROPERLY COME
       BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
       THEREOF IN THE DISCRETION OF THE PROXY HOLDER.




--------------------------------------------------------------------------------------------------------------------------
 PROSPERITY REAL ESTATE INVESTMENT TRUST                                                     Agenda Number:  700942849
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7084Q109
    Meeting Type:  AGM
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  HK0808032913
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the audited financial statements of               Mgmt          For                            For
       Prosperity REIT, together with the Auditors
       report for the period from 16 DEC 2005 to
       31 DEC 2005

2.     Appoint the Auditors of Prosperity REIT and               Mgmt          For                            For
       approve to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 PT TELEKOMUNIKASI INDONESIA (PERSERO) TBK                                                   Agenda Number:  700850642
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71474137
    Meeting Type:  EGM
    Meeting Date:  21-Dec-2005
          Ticker:
            ISIN:  ID1000099104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the amendment and re-arrangement of               Mgmt          Abstain                        Against
       the Articles of Association of the Company

2.     Approve the plan of the Company s share buy-back          Mgmt          For                            For

3.     Approve to determine the concept/formula of               Mgmt          Abstain                        Against
       the compensation for the Management of the
       Company




--------------------------------------------------------------------------------------------------------------------------
 PT TELEKOMUNIKASI INDONESIA (PERSERO) TBK                                                   Agenda Number:  700998771
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71474137
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2006
          Ticker:
            ISIN:  ID1000099104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company s annual report for the               Mgmt          For                            For
       FY 2005

2.     Ratify the Company s audited consolidate financial        Mgmt          For                            For
       statement and community development and social
       contribution program financial statement for
       the FY 2005 and acquittal, grant discharge
       to the Board of Directors and Commissioners

3.     Approve the allocation of income and dividends            Mgmt          For                            For
       of IDR 152 per share

4.     Appoint Siddharta Siddharta Widjaja as Auditors           Mgmt          For                            For
       for external audit of Company for FY 2006 ,
       including audit of internal control for financial
       reporting and the Independent Auditor for external
       audit Company Dev and Social Contribution Program;
       and authorize the Board to fix their remuneration

5.     Approve the adjustment of the Company s Board             Mgmt          For                            For
       Commissioners, which Members were elected in
       EGM of shareholders dated 10 MAR 2004,in accordance
       with the Company new Article of Association
       Law No.1 9/2003 regarding state owned enterprise

6.     Approve the compensation for the Member of the            Mgmt          For                            For
       Board of Directors and the Board of Commissioners
       for the FY 2006

7.     Approve the changes and/or additional number              Mgmt          For                            For
       of the Board of Directors and appoint the new
       Director of the Company

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN NUMBERING OF RESOLUTIONS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PTT EXPL & PRODTN PUB LTD                                                                   Agenda Number:  700870377
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7145P132
    Meeting Type:  AGM
    Meeting Date:  05-Apr-2006
          Ticker:
            ISIN:  TH0355010Z16
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the EGM of the No.1/2005           Mgmt          For                            For

2.     Acknowledge the 2005 performance result and               Mgmt          For                            For
       2006 work plan of the Company

3.     Approve the 2005 financial statements                     Mgmt          For                            For

4.     Approve the dividend payment for 2005 performance         Mgmt          For                            For
       from petroleum income at 13.50 THB per share,
       which includes the interim dividend of first
       6 months at THB 5.50 per share and the latter
       6 months at THB 8 per share

5.     Appoint the new Directors to replace those who            Mgmt          For                            For
       retire by rotation

6.     Approve to consider the Director s remuneration           Mgmt          For                            For
       for year 2006

7.     Appoint the Auditor and consider the Auditor              Mgmt          For                            For
       s fee for year 2006

8.     Approve the split of pttep shares par value               Mgmt          For                            For
       from THB 5 per share to THB 1 per share

9.     Approve the amendment of the Company s Memorandum         Mgmt          For                            For
       of Association Clause 4

10.    Approve to consider the issuance and offering             Mgmt          For                            For
       of 2,800,000 warrant units to purchase the
       Company s common shares for Management and
       employees for the year 2006

11.    Approve to consider the allotment of 2,800,000            Mgmt          For                            For
       shares reserved for exercise of the right under
       the warrants issued to Management and employees
       for the year 2006

12.    Transact any other business                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 PUBLIC FINANCIAL HOLDINGS LTD                                                               Agenda Number:  700954882
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7297B105
    Meeting Type:  SGM
    Meeting Date:  23-May-2006
          Ticker:
            ISIN:  BMG7297B1054
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, ratify and confirm the conditional               Mgmt          For                            For
       share purchase agreement made between the Company
       and Asia Financial Holdings Limited dated 14
       FEB 2006  Share Purchase Agreement  relating
       to the purchase by the Company of 100% of the
       issued share capital of Asia Commercial Bank
       Limited  as specified  and all transactions
       contemplated under or incidental to the Share
       Purchase Agreement and all actions taken or
       to be taken by the Company pursuant thereto
       and authorize any Director of the Company for
       and on behalf of the Company to do all such
       acts and things, to sign and execute all such
       other documents, deeds, instruments and agreements
       and to take such steps as such Director may
       consider necessary, appropriate, desirable
       or expedient to give effect to or in connection
       with the Share Purchase Agreement or any of
       the transactions contemplated thereunder and
       all other matters incidental thereto and to
       agree any amendment to any of the terms of
       the aforesaid agreement which in the opinion
       of such Director is in the interests of the
       Company

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN RECORD DATE. PLEASE ALSO NOTE THE NEW CUT-OFF
       IS 15 MAY 2006. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PUBLIC SERVICE ENTERPRISE GROUP INC.                                                        Agenda Number:  932368207
--------------------------------------------------------------------------------------------------------------------------
        Security:  744573106
    Meeting Type:  Annual
    Meeting Date:  19-Jul-2005
          Ticker:  PEG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE AGREEMENT AND PLAN OF MERGER              Mgmt          For                            For
       WITH EXELON CORPORATION, DATED AS OF DECEMBER
       20, 2004.

02     DIRECTOR
       CONRAD K. HARPER                                          Mgmt          For                            For
       SHIRLEY ANN JACKSON                                       Mgmt          For                            For
       THOMAS A. RENYI                                           Mgmt          For                            For

03     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE AS INDEPENDENT AUDITOR FOR THE YEAR
       2005.

04     APPROVAL TO ADJOURN OR POSTPONE ANNUAL MEETING.           Mgmt          For                            For

05     SHAREHOLDER PROPOSAL RELATING TO EXECUTIVE COMPENSATION.  Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 PUBLISHING AND BROADCASTING LIMITED PBL                                                     Agenda Number:  700810357
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q7788C108
    Meeting Type:  AGM
    Meeting Date:  27-Oct-2005
          Ticker:
            ISIN:  AU000000PBL6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the financial statements of the Company           Non-Voting    No vote
       and its controlled entities for the YE 30 JUN
       2005 and the reports of the Directors and the
       Auditors thereon

1.A    Re-elect Mrs. Rowena Danziger as a Director               Mgmt          For                            For
       of the Company, who retires by rotation in
       accordance with Clause 6.1(f) of the Company
       s Constitution

1.B    Re-elect Mr. Ashok Jacob as a Director of the             Mgmt          For                            For
       Company, who retires by rotation in accordance
       with Clause 6.1(f) of the Company s Constitution

1.C    Re-elect Mr. Robert Whyte as a Director of the            Mgmt          For                            For
       Company, who retires by rotation in accordance
       with Clause 6.1(f) of the Company s Constitution

2.     Adopt the remuneration report for the YE 30               Mgmt          For                            For
       JUN 2005




--------------------------------------------------------------------------------------------------------------------------
 QANTAS AIRWAYS LTD                                                                          Agenda Number:  700803249
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q77974105
    Meeting Type:  AGM
    Meeting Date:  13-Oct-2005
          Ticker:
            ISIN:  AU000000QAN2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial report, the Directors               Non-Voting    No vote
       report and the Independent Audit report of
       the Qantas Airways Limited for the FYE 30 JUN
       2005

2.     Approve to ask questions about or make comments           Non-Voting    No vote
       on the Management and the audit of Qantas

3.1    Re-elect Mr. Paul Anderson as a Non-Executive             Mgmt          For                            For
       Director of Qantas Airways Limited, who retires
       in accordance with the Constitution

3.2    Re-elect Mr. John Schubert as a Non-Executive             Mgmt          For                            For
       Director of Qantas Airways Limited, who retires
       in accordance with the Constitution

3.3    Re-elect Mr. Garry Hounsell as a Non-Executive            Mgmt          For                            For
       Director of Qantas Airways Limited, who retires
       in accordance with the Constitution

3.4    Re-elect Mr. Peter Cosgrove as a Non-Executive            Mgmt          For                            For
       Director of Qantas Airways Limited, who retires
       in accordance with the Constitution

4.     Adopt the remuneration report for the YE 30               Mgmt          For                            For
       JUN 2005  as specified

S.5    Amend the Constitution of Qantas Airways Limited,         Mgmt          For                            For
       as specified




--------------------------------------------------------------------------------------------------------------------------
 QUANTA COMPUTER INC                                                                         Agenda Number:  700957802
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7174J106
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2006
          Ticker:
            ISIN:  TW0002382009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID: 296926 DUE TO ADDITIONAL OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the 2005 business report and 2006 prospection     Mgmt          For                            For

1.2    Receive 2005 audited reports                              Mgmt          For                            For

1.3    Receive the report on the status of the overseas          Mgmt          For                            For
       Convertible Bonds

1.4    Amend the rules for Board Meeting                         Mgmt          For                            For

2.1    Ratify the 2005 audited reports                           Mgmt          For                            For

2.2    Ratify the 2005 earnings distribution  cash               Mgmt          For                            For
       dividend: TWD 2.5/share, stock dividend: 20/1000
       shares

3.1    Approve to raise capital by issuing new shares            Mgmt          For                            For
       from earnings and employee s bonus

3.2    Amend the Articles of Incorporation                       Mgmt          Abstain                        Against

3.3    Amend the rules of shareholders meeting                   Mgmt          Abstain                        Against

3.4    Amend the procedures of lending the Company               Mgmt          Abstain                        Against
       excess capital to the third party, endorsements
       and guarantees

3.5    Amend the procedures of acquisition or disposal           Mgmt          Abstain                        Against
       of asset

3.6    Amend the rules of election of the Directors              Mgmt          Abstain                        Against
       and the Supervisors

4.     Other motions                                             Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 RANK GROUP FIN PLC                                                                          Agenda Number:  700777608
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7377H105
    Meeting Type:  EGM
    Meeting Date:  04-Aug-2005
          Ticker:
            ISIN:  GB0007240764
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend the Articles of Association                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 RANK GROUP FIN PLC                                                                          Agenda Number:  700860477
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7377H105
    Meeting Type:  EGM
    Meeting Date:  16-Jan-2006
          Ticker:
            ISIN:  GB0007240764
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the disposal by the Company and its               Mgmt          For                            For
       subsidiaries of the Deluxe Film businesses
       as specified and subject to the conditions
       of the Disposal Agreement dated 23 DEC 2005
       and authorize the Directors of the Company
       to do or procure to be done all such acts and
       things on behalf of the Company and any of
       its subsidiaries as they consider necessary
       or expedient for the purpose of giving effect
       to such disposal and this resolution and to
       carry the same into effect with such modifications,
       variations, revisions, waivers or amendments,
       provided such variations, revisions, waivers
       or amendments are not of a material nature;
       and, pursuant to Article 103(A) of the Articles
       of Association of the Company, to cause the
       aggregate amount of the monies borrowed  as
       defined in Article 103(B) of the said Articles
       of Association  by the Group  as defined in
       the said Articles of Association  to exceed
       two and one half times the aggregate from time
       to time of the amount specified in Paragraphs
       1  and  2  of Article 103(A) of the said Articles
       of Association, provided that the maximum amount
       of monies borrowed by the Group pursuant to
       this authority shall not in any event exceed
       GBP 800 million;  authority expires at the
       conclusion of the next AGM of the Company




--------------------------------------------------------------------------------------------------------------------------
 RANK GROUP FIN PLC                                                                          Agenda Number:  700914220
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7377H105
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  GB0007240764
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and the               Mgmt          For                            For
       audited accounts for the YE 31 DEC 2005

2.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 DEC 2005

3.     Declare a final dividend of 10.3p per ordinary            Mgmt          For                            For
       share

4.     Re-appoint Mr. Alun Cathcart as a Director                Mgmt          For                            For

5.     Re-appoint Mr. Peter Gill as a Director                   Mgmt          For                            For

6.     Re-appoint Mr. John Warren as a Director                  Mgmt          For                            For

7.     Re-appoint Mr. Lan Burke as a Director                    Mgmt          For                            For

8.     Re-appoint Mr. Bill Shannon as a Director                 Mgmt          For                            For

9.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors until the conclusion of the next general
       meeting at which accounts are laid before the
       Company

10.    Authorize the Directors to agree the remuneration         Mgmt          For                            For
       of the Auditors

11.    Approve that the 300,000,000 authorized but               Mgmt          For                            For
       unissued convertible cumulative redeemable
       preference shares of 20p each be subdivided
       and re-designated as 600,000,000 authorized
       but and unissued ordinary shares of 10p each

12.    Approve that the 5,000 authorized but unissued            Mgmt          For                            For
       preference shares of USD 1,000 each be cancelled
       so as to reduce the authorized share capital
       of the Company to GBP 180,000,000 divided into
       1,800,000,000 ordinary shares of 10p each

13.    Authorize the Directors in accordance with the            Mgmt          For                            For
       terms of Paragraph (A) of Article 6 of the
       Articles of Association on the basis that the
       prescribed period  as defined in Paragraph
       (D) of that Article  shall be the period expiring
       on the date for which the AGM of the Company
       next following this meeting is convened and
       the Section 80 amount  as so defined  shall
       be GBP 22,600,000

S.14   Authorize the Directors, subject to and conditional       Mgmt          For                            For
       upon the passing Resolution 13 and in accordance
       with the terms of Paragraph (C) of Article
       6 of the Articles of Association on the basis
       that the prescribed period  as defined in Paragraph
       (D) of that Article  shall be the period expiring
       on the date for which the AGM of the Company
       next following this meeting is convened and
       the Section 89 amount  as so defined  shall
       be GBP 3,130,000

S.15   Authorize the Company, pursuant to Article 4(B)           Mgmt          For                            For
       of the Articles of Association and for the
       purpose of Section 166 of the Companies Act
       1985 to make one or more market purchases
       Section 163(3) of the Companies Act 1985  of
       up to 93,900,000 ordinary shares of 10p each
       in the capital of the Company  Ordinary Shares
       , at a minimum price of 10p and not more than
       5% above the average of the middle market quotations
       for an ordinary share as derived from the London
       Stock Exchange Daily Official List, over the
       previous 5 business days;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company in 2007 or 18 months ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry and may
       purchase ordinary shares in pursuance of any
       such contract or contracts

16.    Authorize the Directors to exercise the power             Mgmt          For                            For
       contained in Article 135(C) of the Articles
       of Association of the Company to offer holders
       of ordinary shares the right to elect to receive
       new ordinary shares, credited as fully paid,
       in whole or in part, instead of cash in respect
       of any dividend paid or declared during the
       period commencing on the date hereof and expiring
       at the conclusion of the next AGM of the Company;
       and to determine the basis of allotment of
       new ordinary shares in respect of any such
       dividend so that the value of such new ordinary
       shares may exceed the amount of such dividend,
       but not by more than 20% of such amount, and
       for these purposes the value of such new ordinary
       shares shall be calculated by reference to
       the  average  quotation of an ordinary share,
       which shall be the average of the best bid
       prices for an ordinary share as derived from
       the Stock Exchange Electronic Trading Service
       at 10a.m., 12 noon and 3.00 p.m. for such 5
       consecutive dealing days as the Directors may
       determine, save that if a best bid price for
       an ordinary share is not so available or is
       zero in respect of any such time, to determine
       the value of such new ordinary shares on such
       basis as they may deem appropriate in consultation
       with London Stock Exchange PLC

17.    Authorize the Company, for the purposes of Section        Mgmt          For                            For
       347C of the Companies Act 1985, to make market
       donations to EU political organizations  Section
       347A of the Companies Act 1985  not exceeding
       GBP 100,000 in total and to incur EU political
       expenditure  Section 347A of the Companies
       Act 1985  not exceeding GBP 100,000 in total
       Authority expires the earlier of the conclusion
       of the next AGM of the Company in 2007 or 15
       months  in any event the aggregate amount of
       donations made and political expenditure incurred
       by the Company pursuant to this resolution
       shall not exceed GBP 200,000

S.18   Adopt the new Articles of Association of the              Mgmt          For                            For
       Company as the Articles of Association of the
       Company to the exclusion and its substitution
       for the existing Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 REGIONS FINANCIAL CORP.                                                                     Agenda Number:  932488871
--------------------------------------------------------------------------------------------------------------------------
        Security:  7591EP100
    Meeting Type:  Annual
    Meeting Date:  18-May-2006
          Ticker:  RF
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       GEORGE W. BRYAN                                           Mgmt          For                            For
       SUSAN W. MATLOCK                                          Mgmt          For                            For
       MICHAEL S. STARNES                                        Mgmt          For                            For

02     TO APPROVE THE REGIONS FINANCIAL CORPORATION              Mgmt          For                            For
       2006 LONG TERM INCENTIVE PLAN.

03     TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP            Mgmt          For                            For
       AS REGIONS INDEPENDENT AUDITORS FOR THE YEAR
       2006.

04     SHAREHOLDER PROPOSAL TO RECOMMEND THE ANNUAL              Shr           For                            Against
       ELECTION OF ALL DIRECTORS.




--------------------------------------------------------------------------------------------------------------------------
 RENAULT SA, BOULOGNE BILLANCOURT                                                            Agenda Number:  700894238
--------------------------------------------------------------------------------------------------------------------------
        Security:  F77098105
    Meeting Type:  MIX
    Meeting Date:  04-May-2006
          Ticker:
            ISIN:  FR0000131906
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.Bearer Shares:
       6 days prior to the meeting date.  French Resident
       Shareowners must complete, sign and forward
       the Proxy Card directly to the sub custodian.
       Please contact your Client Service Representative
       to obtain the necessary card, account details
       and directions.The following applies to Non-Resident
       Shareowners: Proxy Cards:  ADP will forward
       voting instructions to the Global Custodians
       that have become Registered Intermediaries,
       on ADP Vote Deadline Date.  In capacity as
       Registered Intermediary, the Global Custodian
       will sign the Proxy Card and forward to the
       local custodian. If you are unsure whether
       your Global Custodian acts as Registered Intermediary,
       please contact ADP. Trades/Vote Instructions:
       Since France maintains a Verification Period,
       for vote instructions submitted that have a
       trade transacted (sell) for either the full
       security position or a partial amount after
       the vote instruction has been submitted to
       ADP and the Global Custodian advises ADP of
       the position change via the account position
       collection process, ADP has a process in effect
       which will advise the Global Custodian of the
       new account position available for voting.
       This will ensure that the local custodian is
       instructed to amend the vote instruction and
       release the shares for settlement of the sale
       transaction.  This procedure pertains to sale
       transactions with a settlement date prior to
       Meeting Date + 1

O.1    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the statutory Auditors and approve the
       consolidated financial statements for the FYE
       in 31 DEC 2005, in the form presented to the
       meeting and showing net income of EUR 3,453,222,000.00

O.2    Receive the report of the Board of Directors              Mgmt          For                            For
       and the Auditors  general report and approve
       the Company s financial statements and the
       balance sheet for the YE in 31 DEC 2005, as
       presented and showing income of EUR 581,254,313.75

O.3    Approve the income for the FY be appropriated             Mgmt          For                            For
       as follows: income for the FY: EUR 581,254,313.75,
       legal reserve: nil, balance: EUR 581,254,313.75
       prior retained earnings: EUR 6,123,488,222.94,
       distributable income: EUR 6,704,742,536.69,
       total dividend: EUR 683,849,083.20, retained
       earnings: EUR 6,020,893,453.49 the shareholders
       will receive a net dividend of EUR 2.40 per
       share, and will entitle; to the 40% allowance,
       in accordance with Article 158-3-2 of the new
       French General Tax Code; single taxpayers,
       divorcees, widowers and married taxpayers subjected
       to a separate taxation to an annual fixed allowance
       of EUR 1,525.00; married or pacses taxpayers
       subjected to a common taxation to an annual
       fixed allowance of EUR 3,050.00; this dividend
       will be paid on 15 MAY 2006; in the event that
       the Company holds some of its own shares on
       such date, the amount of the unpaid dividend
       on such shares shall be allocated to the retained
       earnings account. as required by law

O.4    Approve, after hearing the special report of              Mgmt          For                            For
       the Auditors on agreements governed by Article
       L. 225-38 of the French Commercial Code, and
       said report and the agreements referred to
       therein

O.5    Approve to renew the appointment of Mr. Carlos            Mgmt          For                            For
       Ghosn as a Director for a 4-year period

O.6    Approve to renew the appointment of Mr. Marc              Mgmt          For                            For
       Ladreit De Lacharriere as a Director for a
       4-year period

O.7    Approve to renew the appointment of Mr. Jean-Claude       Mgmt          For                            For
       Paye as a Director for a 4-year period

O.8    Approve to renew the appointment of Mr. Franck            Mgmt          For                            For
       Riboud as a Director for a 4-year period

O.9    Appoint Mr. Hiroto Saikawa as a Director, for             Mgmt          For                            For
       a 4-year period

O.10   Grant discharge to Mr. Francois Pinault which             Mgmt          For                            For
       term of office ceased during the FYE in 31
       DEC 2005, for the performance of its duty

O.11   Approve the report of the Auditors on the items           Mgmt          For                            For
       used for the assessment of the non voting shares
       payment

O.12   Authorize the Board of Directors to trade in              Mgmt          For                            For
       the Company s shares on the stock market, subject
       to the conditions described below: maximum
       purchase price: EUR 100.00, maximum number
       of shares to be acquired: 10% of the share
       capital, total funds invested in the share
       buy backs: EUR 2,849,371,180.00, the number
       of shares purchased by the Company within the
       context of a transaction, split, contribution
       merger will not exceed 5% of its capital, the
       shareholders  meeting decides that the present
       authorization can be used even in a period
       of a takeover or exchange bid, and also to
       take all necessary measures and accomplish
       all necessary formalities;  Authority expires
       at the end of the 18-month period

E.13   Authorize the Board of Directors to reduce the            Mgmt          For                            For
       share capital, on one or more occasions and
       at its sole discretion, by cancelling the shares
       by virtue of the Resolution No. 12 and held
       by the Company in connection with a stock repurchase
       plan, up to a maximum of 10% of the share capital
       over a 24-month period;  Authority expires
       at the end of the 18-month period

E.14   Authorize the Board of Directors to grant, in             Mgmt          For                            For
       one or more transactions, in favour of certain
       employees of the Company, the Companies and
       the trusts linked to it, options giving the
       right either to subscribe for new shares in
       the Company to be issued through a share capital
       increase, or to purchase existing shares purchased
       by the Company, it being provided that the
       options shall not give rights to a total number
       of shares, which shall exceed 3.20% of the
       share capital, and also to take all necessary
       measures and accomplish all necessary formalities;
       to charge the share issuance costs against
       the related premiums and deduct from the premiums
       the amounts necessary to raise the legal reserve
       to one-tenth of the new capital after each
       increase;  Authority expires at the end of
       the 38-month period

E.15   Authorize the Board of Directors to grant, for            Mgmt          For                            For
       free, existing or future shares, in favour
       of the employees of the Company or certain
       categories of them and of Companies, trusts
       linked to it, they may not represent more than
       0.53% of the amount of the share capital, and
       also to take all necessary measures and accomplish
       all necessary formalities; to charge the share
       issuance costs against the related premiums
       and deduct from the premiums the amounts necessary
       to raise the legal reserve to one-tenth of
       the new capital after each increase;  Authority
       expires at the end of the 38-month period

E.16   Amend the Article Number 12 of the bylaws, Board          Mgmt          For                            For
       of Directors  meetings and deliberations

E.17   Amend the Article 6 of the By-Laws by deleting            Mgmt          For                            For
       last indent and to add a new Article 7 and
       to amend in consequence the numbering of the
       Articles

E.18   Amend the Articles of the By-Laws Number 19               Mgmt          For                            For
       to eventually the numbering of the Article
       and last indent of the Article Number 30

E.19   Grant all powers on the bearer of an original,            Mgmt          For                            For
       a copy or an extract of the minutes of this
       meeting to carry out all filings, publications
       and other formalities prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 REPSOL YPF SA                                                                               Agenda Number:  700972866
--------------------------------------------------------------------------------------------------------------------------
        Security:  E8471S130
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2006
          Ticker:
            ISIN:  ES0173516115
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       16 JUN 2006. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.     Approve the annual financial statements  balance          Mgmt          For                            For
       sheet, profit and loss account and the annual
       report  and the Management report of Repsol
       YPF, S.A. of the consolidated annual financial
       statements  consolidated balance sheet, consolidated
       profit and loss account and the consolidated
       annual report  and the consolidated Management
       report for FYE 31 DEC 2005, and application
       of its earning and of the Management by the
       Board of Directors during the said year

2.     Amend the Article 19  Call of the General Meeting         Mgmt          For                            For
       and Article 20   Power and obligation to call
       of the Articles of Association

3.     Amend the Article 5  Notice of call  of the               Mgmt          For                            For
       Regulations of the general shareholders meeting

4.1    Ratify and appoint Mrs. Paulina Beato Blanco              Mgmt          For                            For
       as a Director

4.2    Ratify and appoint Mr. Henri Philippe Reichstul           Mgmt          For                            For
       as a Director

4.3    Appoint and Ratify of other Directors                     Mgmt          For                            For

5.     Appoint the Accounts Auditor of Repsol YPF,               Mgmt          For                            For
       S.A. and of its consolidated Group

6.     Authorize the Board of Directors, for the derivative      Mgmt          For                            For
       acquisition of shares of Repsol YPF, S.A.,
       directly or through controlled Companies, with
       in a period of 18 months from the resolution,
       leaving without effect the authorization granted
       by OGM held on 31 MAY 2005

7.     Authorize the Board to issue fixed rate securities,       Mgmt          For                            For
       convertible or exchangeable by shares of the
       Company or exchangeable by shares of other
       companies, as well as warants  options to subscribe
       new shares or to acquire preexisting shares
       of the Company ; establishemnt of the criteria
       for the determination of the basis and methods
       for the conversion and/or exchange and to increase
       the capital stock in the necessary amount,
       as well to exclude, in whole or part, the preemptive
       subscription rights of shareholders and holders
       of convertible debentures or warrants over
       new shares; authorization of the guarantee
       by the Company of issues made by its subsidiaries
       of fixed rate securities exchangeable by shares
       of the Company or by the shares of other companies;
       to leave without effect, in the portion not
       used, the Resolution 8 of the OGM on 21 APR
       2002

8.     Acknowledge the information to the general shareholders   Mgmt          For                            For
       meeting on the amendments to the Regulations
       of the Board of Directors

9.     Grant authority to supplement, develop, execute,          Mgmt          For                            For
       rectify or formalize the resolutions adopted
       by the general shareholders meeting




--------------------------------------------------------------------------------------------------------------------------
 REYNOLDS AMERICAN INC.                                                                      Agenda Number:  932460568
--------------------------------------------------------------------------------------------------------------------------
        Security:  761713106
    Meeting Type:  Annual
    Meeting Date:  03-May-2006
          Ticker:  RAI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       A. MONTEIRO DE CASTRO                                     Mgmt          For                            For
       H.G.L. (HUGO) POWELL                                      Mgmt          For                            For
       JOSEPH P. VIVIANO                                         Mgmt          For                            For
       THOMAS C. WAJNERT                                         Mgmt          For                            For

02     RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS          Mgmt          For                            For

03     SHAREHOLDER PROPOSAL ON IMPACT ON YOUTH OF FLAVORED       Shr           Against                        For
       CIGARETTES

04     SHAREHOLDER PROPOSAL ON LAWS COMBATING USE OF             Shr           Against                        For
       TOBACCO




--------------------------------------------------------------------------------------------------------------------------
 ROTORK PLC                                                                                  Agenda Number:  700916894
--------------------------------------------------------------------------------------------------------------------------
        Security:  G76717126
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2006
          Ticker:
            ISIN:  GB0007506958
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            For
       accounts and the Auditors  report thereon for
       the YE 31 DEC 2005

2.     Declare a final dividend at the rate of 9.90p             Mgmt          For                            For
       per share on the ordinary share capital of
       the Company for the YE 31 DEC 2005 payable
       on 26 MAY 2006 to the shareholders on the register
       at close of business on 05 MAY 2006

3.     Re-elect Mr. J.W. Matthews as a Director of               Mgmt          For                            For
       the Company

4.     Re-elect Mr. W.H. Whiteley as a Director of               Mgmt          For                            For
       the Company

5.     Re-elect Mr. R.C. Lockwood as a Director of               Mgmt          For                            For
       the Company

6.     Re-appoint KPMG Audit PLC as the Company s Auditors       Mgmt          For                            For
       until the conclusion of the next AGM of the
       Company

7.     Authorize the Directors to fix the Auditors               Mgmt          For                            For
       remuneration

8.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 DEC 2005 set out on pages 26 to 32
       of the document also containing the Directors
       report and accounts for YE 31 DEC 2005

9.     Approve the amendments to  the Rotork Long Term           Mgmt          For                            For
       Share Incentive Plan and the Rotork Long Term
       Cash Incentive Plan as specified and authorize
       the Directors to do all acts and things necessary
       to carry the same into effect

10.    Authorize the Directors, in substitution for              Mgmt          For                            For
       any existing authorities to the extent unused
       other than in respect of any allotments made
       pursuant to offers or agreements made prior
       to the passing of this resolution and pursuant
       to Section 80 of the Companies Act 1985  the
       Act , to exercise all powers of the Company
       to allot relevant securities  Section 80(2)
       of the Act  up to a maximum amount of 22,796,415
       ordinary shares of 5p each;  Authority expire
       at the conclusion of the next AGM of the Company
       ; and the Directors may make allotments during
       the relevant period which may be exercised
       after the relevant period

S.11   Authorize the Directors, pursuant to Section              Mgmt          For                            For
       95 of the Companies Act 1985  the Act , to
       allot equity securities  Section 94  of the
       Company for cash pursuant to the authority
       conferred by Resolution 10, disapplying the
       statutory pre-emption rights  Section 89(1)
       provided that this power is limited to the
       allotment of equity securities a) in connection
       with any invitation made to the holders of
       ordinary shares to subscribe by way of rights
       where the equity securities attributable to
       the interests of all the holders of ordinary
       shares are proportionate to the respective
       numbers of ordinary shares; and b) up to an
       aggregate number of 4,309,675 ordinary shares
       of 5p each;  Authority expire at the conclusion
       of the next AGM of the Company ; and the Directors
       may allot relevant securities after the expiry
       of this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.12   Authorize the Company, subject to the consent             Mgmt          For                            For
       of the holders of 91/2% cumulative preference
       shares of GBP 1 each not being withdrawn in
       accordance with the resolution passed by the
       holders thereof on 03 AUG 1995, to make market
       purchases  Section 163(3) of the Companies
       Act 1985  of 8,500,000 ordinary shares of 5p
       each of the Company, at a minimum price of
       5p  exclusive of expenses  and maximum amount
       exclusive of expenses  equal to 105% of the
       average middle market quotations for such shares
       derived from the London Stock Exchange Daily
       Official List, over the previous 5 business
       days;  Authority expires the earlier of the
       conclusion of the next AGM of the Company in
       2007 or 15 months ; the Company, before the
       expiry, may make a contract to purchase ordinary
       shares which will or may be executed wholly
       or partly after such expiry

S.13   Authorize the Company, subject to the consent             Mgmt          For                            For
       of the holders of 91/2% cumulative preference
       shares of GBP 1 each not being withdrawn in
       accordance with the resolution passed by the
       holders thereof on 22 MAY 1998, to make market
       purchases  Section 163(3) of the Companies
       Act 1985  of 47,170 preference shares is in
       the capital of the Company, at a minimum price
       of GBP 1.00  exclusive of expenses  and the
       maximum price is GBP 2.00  exclusive of expenses
       ;  Authority expires the earlier of the conclusion
       of the next AGM of the Company in 2007 or 15
       months ; the Company, before the expiry, may
       make a contract to purchase preference shares
       which will or may be executed wholly or partly
       after such expiry




--------------------------------------------------------------------------------------------------------------------------
 ROYAL BANK OF CANADA                                                                        Agenda Number:  700870531
--------------------------------------------------------------------------------------------------------------------------
        Security:  780087102
    Meeting Type:  SGM
    Meeting Date:  03-Mar-2006
          Ticker:
            ISIN:  CA7800871021
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU.

       Approve the receipt of the financial statements           Non-Voting    No vote
       of the Bank for the YE 31 OCT 2005 and the
       Auditor s report on the statement

1.1    Elect Mr. W.G. Beattie as a Director                      Mgmt          For                            For

1.2    Elect Mr. G.A. Cohon as a Director                        Mgmt          For                            For

1.3    Elect Mr. D.T. Elix as a Director                         Mgmt          For                            For

1.4    Elect Mr. J.T. Ferguson as a Director                     Mgmt          For                            For

1.5    Elect Mr. P. Gauthier as a Director                       Mgmt          For                            For

1.6    Elect Mr. T.J. Hearn as a Director                        Mgmt          For                            For

1.7    Elect Mr. A.D. Laberge as a Director                      Mgmt          For                            For

1.8    Elect Mr. J. Lamarre as a Director                        Mgmt          For                            For

1.9    Elect Mr. B.C. Louie as a Director                        Mgmt          For                            For

1.10   Elect Mr. M.H. McCain as a Director                       Mgmt          For                            For

1.11   Elect Mr. G.M. Nixon as a Director                        Mgmt          For                            For

1.12   Elect Mr. D.P. O Brien as a Director                      Mgmt          For                            For

1.13   Elect Mr. R.B. Peterson as a Director                     Mgmt          For                            For

1.14   Elect Mr. J.P. Reinhard as a Director                     Mgmt          For                            For

1.15   Elect Mr. C.W. Sewell, Jr. as a Director                  Mgmt          For                            For

1.16   Elect Mr. K.P. Taylor as a Director                       Mgmt          For                            For

1.17   Elect Mr. V.L. Young as a Director                        Mgmt          For                            For

2.     Appoint the Auditor                                       Mgmt          For                            For

s.3    Amend Section 1.1 of By-law 2 to increase the             Mgmt          For                            For
       maximum aggregate remuneration payable to Directors
       of the Bank

s.4    Amend Section 1.1.2 of By-law 3 to change the             Mgmt          For                            For
       authorized capital of the Bank by increasing
       the aggregate consideration limit for which
       the first Preferred Shares may be issued

5.     PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL.:        Shr           Against                        For
       Approve to include in annual report financial
       statements of subsidiaries in tax havens as
       specified

6.     PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL.:        Shr           Against                        For
       Approve to increase the executive compensation
       of the shareholders as specified

7.     PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL.:        Shr           Against                        For
       Acknowledge the persons tainted by judicial
       findings of unethical behaviour are not eligible
       to serve as Directors of the Royal Bank of
       Canada

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ROYAL DUTCH SHELL PLC                                                                       Agenda Number:  932491804
--------------------------------------------------------------------------------------------------------------------------
        Security:  780259107
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  RDSB
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ADOPTION OF ANNUAL REPORT AND ACCOUNTS                    Mgmt          For                            For

02     APPROVAL OF REMUNERATION REPORT                           Mgmt          For                            For

03     DIRECTOR
       JORMA OLLILA#                                             Mgmt          For                            For
       NICK LAND#                                                Mgmt          For                            For
       LORD KERR# U +                                            Mgmt          For                            For
       JEROEN VAN DER VEER                                       Mgmt          For                            For
       ROB ROUTS                                                 Mgmt          For                            For
       WIM KOK# N                                                Mgmt          For                            For

09     RE-APPOINTMENT OF AUDITORS                                Mgmt          For                            For

10     REMUNERATION OF AUDITORS                                  Mgmt          For                            For

11     AUTHORITY TO ALLOT SHARES                                 Mgmt          For                            For

12     DISAPPLICATION OF PRE-EMPTION RIGHTS                      Mgmt          For                            For

13     AUTHORITY TO PURCHASE OWN SHARES                          Mgmt          For                            For

14     AUTHORITY FOR CERTAIN DONATIONS AND EXPENDITURE           Mgmt          For                            For

15     SHAREHOLDER RESOLUTION                                    Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 ROYAL DUTCH SHELL PLC                                                                       Agenda Number:  932491804
--------------------------------------------------------------------------------------------------------------------------
        Security:  780259206
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  RDSA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ADOPTION OF ANNUAL REPORT AND ACCOUNTS                    Mgmt          For                            For

02     APPROVAL OF REMUNERATION REPORT                           Mgmt          For                            For

03     DIRECTOR
       JORMA OLLILA#                                             Mgmt          For                            For
       NICK LAND#                                                Mgmt          For                            For
       LORD KERR# U +                                            Mgmt          For                            For
       JEROEN VAN DER VEER                                       Mgmt          For                            For
       ROB ROUTS                                                 Mgmt          For                            For
       WIM KOK# N                                                Mgmt          For                            For

09     RE-APPOINTMENT OF AUDITORS                                Mgmt          For                            For

10     REMUNERATION OF AUDITORS                                  Mgmt          For                            For

11     AUTHORITY TO ALLOT SHARES                                 Mgmt          For                            For

12     DISAPPLICATION OF PRE-EMPTION RIGHTS                      Mgmt          For                            For

13     AUTHORITY TO PURCHASE OWN SHARES                          Mgmt          For                            For

14     AUTHORITY FOR CERTAIN DONATIONS AND EXPENDITURE           Mgmt          For                            For

15     SHAREHOLDER RESOLUTION                                    Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 ROYAL DUTCH SHELL PLC, LONDON                                                               Agenda Number:  700937228
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7690A118
    Meeting Type:  AGM
    Meeting Date:  16-May-2006
          Ticker:
            ISIN:  GB00B03MM408
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Opening                                                   Non-Voting    No vote

1.     Approve the annual accounts for the FY 2005,              Mgmt          For                            For
       together with the Directors  report and the
       Auditors  report on those accounts

2.     Approve the remuneration report over 2005                 Mgmt          For                            For

3.     Appoint Mr. Jorma Ollila as a Director of the             Mgmt          For                            For
       Company

4.     Appoint Mr. Nick Land as a Director of the Company        Mgmt          For                            For

5.     Re-elect Lord Kerr of Kinlochard as a Director            Mgmt          For                            For
       of the Company

6.     Re-elect Mr. Jereon Van Der Veer as a Director            Mgmt          For                            For
       of the Company

7.     Re-elect Mr. Rob Routs as a Director of the               Mgmt          For                            For
       Company

8.     Re-elect Mr. Wim Kok as a Director of the Company         Mgmt          For                            For

9.     Re-appoint Pricewaterhousecoopers LLP as the              Mgmt          For                            For
       accountant of the Company

10.    Authorize the Management Board to settle the              Mgmt          For                            For
       remuneration of the Auditors for 2006

11.    Approve the authorization to acquire shares               Mgmt          For                            For

12.    Approve the authorization to limit pre-emptive            Mgmt          For                            For
       rights

13.    Approve the authorization to purchase Royal               Mgmt          For                            For
       Dutch Shell Plc shares

14.    Approve the authorization to make donations               Mgmt          For                            For

15.    PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           Against                        For
       Approve the issue raised by shareholders

       Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 RPM INTERNATIONAL INC.                                                                      Agenda Number:  932390115
--------------------------------------------------------------------------------------------------------------------------
        Security:  749685103
    Meeting Type:  Annual
    Meeting Date:  07-Oct-2005
          Ticker:  RPM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       DR. MAX D. AMSTUTZ                                        Mgmt          For                            For
       CHARLES A. RATNER                                         Mgmt          For                            For
       WILLIAM B. SUMMERS, JR.                                   Mgmt          For                            For
       DR. JERRY SUE THORNTON                                    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SAMSON HOLDING LTD                                                                          Agenda Number:  700954488
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7783W100
    Meeting Type:  AGM
    Meeting Date:  05-Jun-2006
          Ticker:
            ISIN:  KYG7783W1006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the audited financial statements and the            Mgmt          For                            For
       reports of the Directors and the Auditors for
       the YE 31 DEC 2005

2.     Declare a final dividend                                  Mgmt          For                            For

3.A    Re-elect Mr. Shan Huei Kuo as an Executive Director       Mgmt          For                            For

3.B    Re-elect Ms. Yi-Mei Liu as an Executive Director          Mgmt          For                            For

3.C    Re-elect Mr. Mohamad Aminozzakeri as an Executive         Mgmt          For                            For
       Director

3.D    Re-elect Mr. Sheng Hsiung Pan as an Non-Executive         Mgmt          For                            For
       Director

3.E    Re-elect Ms. Huei-Chu Huang as an Independent             Mgmt          For                            For
       Non-Executive Director

3.F    Re-elect Mr. Ming-Jian Kuo as an Independent              Mgmt          For                            For
       Non-Executive Director

3.G    Re-elect Mr. Siu Ki Lau as an Independent Non-Executive   Mgmt          For                            For
       Director

4.     Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of the Directors for the YE 31
       DEC 2006

5.     Re-appoint Messrs. Deloitte Touche Tohmatsu               Mgmt          For                            For
       as the Auditors and authorize the Board of
       Directors to fix their remuneration

6.     Authorize the Directors of the Company  Directors         Mgmt          Against                        Against
       to allot, issue and deal with additional shares
       in the capital of the Company and to make or
       grant offers, agreements and options  including
       bonds, warrants and debentures convertible
       into shares of the Company  during and after
       the relevant period, not exceeding 20% of the
       aggregate nominal amount of the share capital
       of the Company otherwise than pursuant to a
       rights issue or pursuant to the exercise of
       any subscription rights which are or may be
       granted under any option scheme or any scrip
       dividend scheme or similar arrangements, any
       adjustment of rights to subscribe for shares
       under options and warrants;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM of the Company is
       required by the Articles of Association of
       the Company is to be held by law

7.     Authorize the Directors of the Company to purchase        Mgmt          For                            For
       its own shares on The Stock Exchange of Hong
       Kong Limited  Stock Exchange  or any other
       Stock Exchange on which the securities of the
       Company may be listed and recognized by the
       Securities and Futures Commission of Hong Kong
       the Securities and Futures Commission  and
       the Stock exchange for such purpose, subject
       to and in connection with all applicable laws
       and the rules and regulations of the Securities
       and Future Commission, the Stock Exchange regulations,
       not exceeding 10% of the aggregate nominal
       amount of the issued share capital of the Company;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by the Articles of
       Association of the Company is to be held by
       law

8.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       6 and 7 as specified, the general mandate granted
       to the Directors to allot, issue and deal with
       additional shares in the capital of the Company
       pursuant to Resolution 6 extended by the addition
       thereto the aggregate nominal amount of the
       share capital of the Company repurchased by
       the Company under the authority granted pursuant
       to Resolution 7, to the aggregate nominal amount
       shall not exceed 10% of the existing issued
       share capital of the Company as at the date
       of passing of this resolution

S.9    Amend Articles of Association by deleting the             Mgmt          For                            For
       existing Article 114 in its entirety and replace
       it with the new one as specified




--------------------------------------------------------------------------------------------------------------------------
 SANDVIK AB                                                                                  Agenda Number:  700909495
--------------------------------------------------------------------------------------------------------------------------
        Security:  W74857165
    Meeting Type:  AGM
    Meeting Date:  02-May-2006
          Ticker:
            ISIN:  SE0000667891
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE

1.     Opening of meeting                                        Mgmt          For                            For

2.     Elect Mr. Attorney Sven Unger as the Chairman             Mgmt          For                            For
       of the Meeting

3.     Approve the voting list                                   Mgmt          For                            For

4.     Elect the minutes-checkers                                Mgmt          For                            For

5.     Approve the agenda                                        Mgmt          For                            For

6.     Approve to determine whether the Meeting has              Mgmt          For                            For
       been duly convened

7.a    Receive the annual report and Auditors  report            Mgmt          For                            For
       and the consolidated financial statements and
       the consolidated Auditors  report

7.b    Receive the report on the work of the Board,              Mgmt          For                            For
       the Remuneration Committee s and the Audit
       committee s work

7.c    Presentation by the President                             Mgmt          For                            For

8.     Adopt the income statement and balance sheet              Mgmt          For                            For
       and the consolidated income statement and balance
       sheet

9.     Grant discharge to the Members of the Board               Mgmt          For                            For
       of Directors and the President from liability

10.    Declare a dividend of SEK 13.50 per share for             Mgmt          For                            For
       the FY 2005 payable on 05 MAY 2006  Record
       Date

11.    Approve to fix the number of Board Members at             Mgmt          For                            For
       8 and receive the work of the Nomination Committee

12.    Approve that Board Members, who are not employed          Mgmt          For                            For
       by the Company, shall each receive SEK 400,000
       and that the Chairman shall receive SEK 1,200,000;
       Members who are not employed by the Company
       and who are Members of Committees established
       by the Board of Directors shall receive an
       additional amount of SEK 50,000; and the Auditors
       fees is to be paid as invoiced

13.    Re-elect Messrs. Georg Ehrnrooth, Clas Ake Hedstrom,      Mgmt          For                            For
       Sigrun Hjelmquist, Egil Myklebust, Anders Nyren
       and Lars Pettersson and elect Fredrik Lundberg
       and Habbe de Mora as the Board Members and
       appoint Mr. Clas Ake Hedstrom as the Chairman
       of the Board of Directors

14.    Appoint the Nomination Committee for the 2007             Mgmt          For                            For
       AGM  as prescribed

15.    Amend Articles 2, 5, 6, 7, 8, 9,10, 11, 12,               Mgmt          For                            For
       13 and 15 of the Articles of Association to
       align them to the new Swedish Companies Act
       effective 01 JAN 2006 ; and approve to change
       the par value of the shares through a 5:1 split,
       whereby the number of shares in Sandvik increases
       from 237,257,435 to 1,186,287,175

16.    Approve the principles for remuneration and               Mgmt          For                            For
       other employment terms for Group Executive
       Management  as prescribed

17.    Approve the decision on the deletion of the               Mgmt          For                            For
       limiting transfer conditions in the Articles
       of Association of AB Sandvik Brucket and Sandvik
       Invest AB, etc.  as prescribed

18.    Closing the Meeting                                       Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE RECORD DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SANOMA-WSOY OYJ, HELSINKI                                                                   Agenda Number:  700893185
--------------------------------------------------------------------------------------------------------------------------
        Security:  X75713119
    Meeting Type:  AGM
    Meeting Date:  03-Apr-2006
          Ticker:
            ISIN:  FI0009007694
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE

1.1    Adopt the Accounts                                        Mgmt          For                            For

1.2    Approve, the action on profit or loss; to pay             Mgmt          For                            For
       divided of EUR 0.90 per share

1.3    Grant discharge from the liability                        Mgmt          For                            For

1.4    Approve the remuneration of the Board Members             Mgmt          For                            For

1.5    Approve the remuneration of the Auditors s                Mgmt          For                            For

1.6    Approve the composition of the Board                      Mgmt          For                            For

1.7    Elect the Auditors s                                      Mgmt          For                            For

2.     Approve to combine the Company s share series             Mgmt          For                            For
       into single shares series and change the Article
       of Association

3.     Authorize the Board of Directors to decide on             Mgmt          Against                        Against
       increasing share capital by a new issue, Convertible
       Bond Loan and/or Grant Stock Options




--------------------------------------------------------------------------------------------------------------------------
 SARA LEE CORPORATION                                                                        Agenda Number:  932396181
--------------------------------------------------------------------------------------------------------------------------
        Security:  803111103
    Meeting Type:  Annual
    Meeting Date:  27-Oct-2005
          Ticker:  SLE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       B. BARNES                                                 Mgmt          For                            For
       J.T. BATTENBERG III                                       Mgmt          For                            For
       C. COKER                                                  Mgmt          For                            For
       J. CROWN                                                  Mgmt          For                            For
       W. DAVIS                                                  Mgmt          For                            For
       L. KOELLNER                                               Mgmt          For                            For
       C. VAN LEDE                                               Mgmt          For                            For
       I. PROSSER                                                Mgmt          For                            For
       R. RIDGWAY                                                Mgmt          For                            For
       R. THOMAS                                                 Mgmt          For                            For
       J. WARD                                                   Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS Mgmt          For                            For
       LLP AS SARA LEE S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTANTS FOR FISCAL 2006.

03     TO VOTE ON APPROVAL OF THE 2005 INTERNATIONAL             Mgmt          For                            For
       EMPLOYEE STOCK PURCHASE PLAN.

04     TO VOTE ON A STOCKHOLDER PROPOSAL REGARDING               Shr           Against                        For
       SARA LEE S CODE OF CONDUCT.

05     TO VOTE ON A STOCKHOLDER PROPOSAL REGARDING               Shr           For                            Against
       SARA LEE S SEVERANCE ARRANGEMENTS.

06     TO VOTE ON A STOCKHOLDER PROPOSAL REGARDING               Shr           For                            Against
       SARA LEE S RIGHTS AGREEMENT.




--------------------------------------------------------------------------------------------------------------------------
 SBM OFFSHORE NV                                                                             Agenda Number:  700959111
--------------------------------------------------------------------------------------------------------------------------
        Security:  N7752F122
    Meeting Type:  OGM
    Meeting Date:  19-May-2006
          Ticker:
            ISIN:  NL0000360600
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening                                                   Non-Voting    No vote

2.a    Receive the report of the Managing Directors              Non-Voting    No vote
       on the FY 2005

2.b    Receive the report of the Supervisory Board               Non-Voting    No vote

2.c    Adopt the financial statements 2005                       Mgmt          For                            For

3.     Approve the profit that remains after transfers           Mgmt          For                            For
       to reserves have been made in accordance with
       Paragraph 29.4 of the Articles of Association;
       in accordance with the usual practice of the
       Company these transfers to reserves amount
       to 50% of net income, which leaves the remaining
       50% available for shareholders, equivalent
       to a dividend USD 3.30 per ordinary share;
       also in line with the usual practice it is
       proposed to create the possibility for shareholders
       to select either a cash dividend or a stock
       dividend; since the share is quoted in Euros,
       the cash dividend will also be paid in Euros

4.a    Grant discharge to the Managing Directors for             Mgmt          For                            For
       their conduct of the business in 2005

4.b    Grant discharge to the Members of the Supervisory         Mgmt          For                            For
       Board for their supervision in 2005

5.     Approve the Corporate Governance                          Non-Voting    No vote

6.a    Re-appoint Mr. R.H. Matzke as a Member of the             Mgmt          For                            For
       Supervisory Board, in accordance with the Articles
       23 and 17.1 of the of Articles of Association
       for a period of 4 years

6.b    Approve the retirement Mr. A.G. Jacobs, Vice-Chairman     Non-Voting    No vote
       of the Supervisory Board

7.     Approve the remuneration of the Members of the            Mgmt          For                            For
       Supervisory Board; Chairman EUR: 37,000, Vice-Chairman:
       EUR 33,000, Members: EUR 29,000

8.     Amend the Articles of Association  to split               Mgmt          For                            For
       shares in a 4 for 1 ratio

9.     Grant authority to redeem own shares                      Mgmt          For                            For

10.a   Approve to issue new ordinary shares                      Mgmt          For                            For

10.b   Approve to restrict or withdraw the preferential          Mgmt          For                            For
       right of shareholders when new ordinary shares
       are issued

11.    Any other business                                        Non-Voting    No vote

12.    Closure                                                   Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 12 MAY 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SCHERING AG                                                                                 Agenda Number:  932450024
--------------------------------------------------------------------------------------------------------------------------
        Security:  806585204
    Meeting Type:  Annual
    Meeting Date:  19-Apr-2006
          Ticker:  SHR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     RESOLUTION ON THE APPROPRIATION OF THE UNAPPROPRIATED     Mgmt          For                            For
       PROFIT.

03     RESOLUTION ON THE APPROVAL OF THE ACTIVITIES              Mgmt          For                            For
       OF THE EXECUTIVE BOARD.

04     RESOLUTION ON THE APPROVAL OF THE ACTIVITIES              Mgmt          For                            For
       OF THE SUPERVISORY BOARD.

05     RESOLUTION ON THE ELECTION OF A NEW SUPERVISORY           Mgmt          For                            For
       BOARD MEMBER.

06     RESOLUTION ON THE ELECTION OF THE AUDITORS FOR            Mgmt          For                            For
       FISCAL YEAR 2006.

07     RESOLUTION ON THE AMENDMENT OF ARTICLE 16 OF              Mgmt          For                            For
       THE ARTICLES OF ASSOCIATION (CHAIRMANSHIP OF
       THE GENERAL MEETING).

08     RESOLUTION ON THE AUTHORIZATION TO ACQUIRE AND            Mgmt          For                            For
       USE OWN SHARES.




--------------------------------------------------------------------------------------------------------------------------
 SCHIBSTED ASA                                                                               Agenda Number:  700949045
--------------------------------------------------------------------------------------------------------------------------
        Security:  R75677105
    Meeting Type:  AGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  NO0003028904
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.     Elect the Chairman of the AGM                             Mgmt          For                            For

2.     Approve the notice and agenda for the AGM                 Mgmt          For                            For

3.     Elect 2 representatives to countersign the AGM            Mgmt          For                            For
       minutes together with the Chairman of the AGM

4.     Approve the annual account of 2005 for Schibsted          Mgmt          For                            For
       ASA and Schibsted Group including the report
       from the Board of Directors for the year 2005

5.     Declare a dividend of NOK 4.25 per share excluding        Mgmt          For                            For
       shares held by the Company

6.     Approve the Auditor s remuneration of NOK 843,000         Mgmt          For                            For

7.     Authorize the Board to repurchase the Company             Mgmt          For                            For
       shares until the AGM in 2007

8.     Approve the Election Committee s review of its            Mgmt          For                            For
       work in the period 2005-2006

9.     Elect the Members and Deputies of the Board               Mgmt          For                            For
       of Directors

10.    Approve the Board s remuneration for the period           Mgmt          For                            For
       of 2006-2007

11.    Elect the Members and a Deputy to the Election            Mgmt          For                            For
       Committee

12.    Approve the remuneration for the Members and              Mgmt          For                            For
       the Deputy of the Election Committee




--------------------------------------------------------------------------------------------------------------------------
 SCOTTISH AND SOUTHERN ENERGY PLC                                                            Agenda Number:  700746552
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7885V109
    Meeting Type:  AGM
    Meeting Date:  28-Jul-2005
          Ticker:
            ISIN:  GB0007908733
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the accounts and the reports of the               Mgmt          For                            For
       Directors and the Auditor for the FYE 31 MAR
       2005

2.     Approve the remuneration report for the FYE               Mgmt          For                            For
       31 MAR 2005

3.     Declare a final dividend for the YE 31 MAR 2005           Mgmt          For                            For
       of 30.3 pence per ordinary share

4.     Re-elect Mr. Colin Hood as a Director of the              Mgmt          For                            For
       Company

5.     Re-elect Mr. Rene Medori as a Director of the             Mgmt          For                            For
       Company

6.     Re-elect Sir Robert Smith as a Director of the            Mgmt          For                            For
       Company

7.     Appoint KPMG Audit PLC as the Auditors of the             Mgmt          For                            For
       Company to hold office from the conclusion
       of this meeting to the conclusion of the next
       general meeting at which the accounts are laid
       before the Company

8.     Authorize the Directors to determine the Auditors         Mgmt          For                            For
       remuneration

9.     Authorize the Directors, for the purpose of               Mgmt          For                            For
       Section 80 of the Companies Act 1985, to allot
       relevant securities  Section 80(2)  up to an
       aggregate nominal amount of GBP 143,137,431;
       Authority expires at the conclusion of the
       next AGM of the Company ; and the Directors
       may allot relevant securities after the expiry
       of this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.10   Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Resolution 9 and pursuant to Section 95
       of the Companies Act 1985, to allot equity
       securities  Section 94  for cash pursuant to
       the authority conferred by Resolution 9, disapplying
       the statutory pre-emption rights  Section 89(1)
       , provided that this power is limited to the
       allotment of equity securities: a) in connection
       with a rights issue in favor of ordinary shareholders;
       and b) up to an aggregate nominal amount of
       GBP 21,470,614;  Authority expires at the conclusion
       of the next AGM of the Company ; and, authorize
       the Directors to allot equity securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

S.11   Authorize the Company, pursuant to the Article            Mgmt          For                            For
       12 of the Articles of Association and for the
       purpose of Section 166 of the Companies Act
       1985, to make one or more market purchases
       Section 163  of up to 85,880,075 ordinary
       shares, representing 10% of the Company s issued
       ordinary share capital, of 50p each in the
       capital of the Company, at a minimum price
       equal to the nominal value and not more than
       5% above the average middle market quotations
       for such shares derived from the London Stock
       Exchange Daily Official List, over the previous
       5 business days;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or 15 months from the date of passing of this
       resolution ; the Company, before the expiry,
       may make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry




--------------------------------------------------------------------------------------------------------------------------
 SCOTTISH POWER PLC                                                                          Agenda Number:  700766148
--------------------------------------------------------------------------------------------------------------------------
        Security:  G79314129
    Meeting Type:  AGM
    Meeting Date:  22-Jul-2005
          Ticker:
            ISIN:  GB0006900707
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual report accounts for the YE             Mgmt          For                            For
       31 MAR 2005

2.     Approve the remuneration report                           Mgmt          For                            For

3.     Re-elect Mr. Charles Berry as a Director                  Mgmt          For                            For

4.     Re-elect Mr. Donald Brydon as a Director                  Mgmt          For                            For

5.     Re-elect Mr. Nolan Karras as a Director                   Mgmt          For                            For

6.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of the Company and authorize the Directors
       to fix their remuneration

7.     Authorize the Company to make EU political donations      Mgmt          For                            For
       up to GBP 80,000 and to incur EU political
       expenditure up to GBP 20,000

8.     Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities with pre-emptive rights up to aggregate
       nominal amount of GBP 310,961,355

S.9    Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities without pre-emptive rights up to
       aggregate nominal amount of GBP 46,644,203

S.10   Grant authority to make market purchases of               Mgmt          For                            For
       186,576,813 ordinary shares

S.11   Adopt new Articles of Association                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SCOTTISH POWER PLC                                                                          Agenda Number:  700775678
--------------------------------------------------------------------------------------------------------------------------
        Security:  G79314129
    Meeting Type:  EGM
    Meeting Date:  22-Jul-2005
          Ticker:
            ISIN:  GB0006900707
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the sale by the Company of PacificCorp,           Mgmt          For                            For
       the terms and conditions of which are set out
       in the stock purchase agreement dated 23 MAY
       2005 betweem the Company, PacificCorp Holdings,
       Inc. and MidAmerican Energy Holdings Company
       and authorize the Directors of the Company
       to conclude and implement the sale in accordance
       with such terms and conditions and to agree
       such amendments and variations to and waivers
       of such terms and conditions as are necessary




--------------------------------------------------------------------------------------------------------------------------
 SCOTTISH POWER PLC                                                                          Agenda Number:  700928700
--------------------------------------------------------------------------------------------------------------------------
        Security:  G79314129
    Meeting Type:  EGM
    Meeting Date:  04-May-2006
          Ticker:
            ISIN:  GB0006900707
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve  conditional on the admission of the              Mgmt          For                            For
       new ordinary shares and the B shares to the
       Official list of the Financial Services Authority
       and to trading on the London stock Exchange
       Plc s main market for listed securities becoming
       effective  the capital reorganization, the
       return of cash, the amendments to the Company
       s Articles of Association and the amendments
       to the existing authorities to allot new shares,
       disapply pre-emption rights and to make market
       purchases of ordinary shares each;  as specified




--------------------------------------------------------------------------------------------------------------------------
 SECO TOOLS AB                                                                               Agenda Number:  700914915
--------------------------------------------------------------------------------------------------------------------------
        Security:  W7903Y111
    Meeting Type:  OGM
    Meeting Date:  02-May-2006
          Ticker:
            ISIN:  SE0000118838
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

       PLEASE NOTE THAT IT IS NOT POSSIBLE TO VOTE               Non-Voting    No vote
       ABSTAIN  FOR THE RESOLUTIONS OF THIS MEETING.
       THANK YOU.

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

1.     Opening of the meeting                                    Mgmt          For                            For

2.     Elect Mr. Gunnar Bjorklund as a Chairman of               Mgmt          For                            For
       the AGM

3.     Approve the drawing up of the voting list                 Mgmt          For                            For

4.     Approve the agenda                                        Mgmt          For                            For

5.     Approve the address by the President                      Mgmt          For                            For

6.     Approve the voting list                                   Mgmt          For                            For

7.     Elect the minutes-checkers                                Mgmt          For                            For

8.     Approve to determine whether the meeting has              Mgmt          For                            For
       been duly convened

9.     Receive the annual report, the audit report,              Mgmt          For                            For
       the consolidated financial statements and consolidated
       audit report, in connection with this the Board
       Chairman will report on the work of the Board
       of Directors, the Compensation committee and
       the Audit Committee during the year

10.    Adopt the income statements and balance sheets            Mgmt          For                            For
       of the Parent Company and the Group

11.    Grant discharge from liability to the Members             Mgmt          For                            For
       of the Board of Directors and the President

12.    Approve a regular dividend of SEK 17.00 per               Mgmt          For                            For
       share and an extra dividend of SEK 10.00 per
       share; the proposed record date is 05 MAY 2006;
       if the meeting approves this proposal, the
       dividend will be disbursed by VPC  the Swedish
       Central Securities Depository  on 10 MAY 2006

13.    Approve 8 regular Board Members and no Deputies           Mgmt          For                            For

14.    Approve the payment of total Board fees of SEK            Mgmt          For                            For
       1,600,000, of which SEK 400,000 to the Chairman
       and SEK 200,000 to each Board Member not employed
       by the Company; it is also proposed that total
       fees of SEK 175,000 be paid for work in the
       Audit Committee; it is further proposed that
       fees to the Auditors be paid according to current
       account

15.    Re-elect Messrs. Stefan Erneholm, Jan-Erik Forsgren,      Mgmt          For                            For
       Anders Ilstam, Carina Malmgren Heander, Carl-Erik
       Ridderstrale and Kai Warn and elect Mr. Annika
       Baremo as the Board Members and Mr. Gunnar
       Bjoklund as a Chairman of the Board

16.    Amend Sections 2, 5, 7, 8, 10, 11, 12, 13, 15             Mgmt          For                            For
       and 16 of the Articles of Association with
       respect to the provisions in the new Swedish
       Companies Act effective as of 01 JAN 2006 as
       specified

17.    Approve the total remuneration package consists           Mgmt          For                            For
       of fixed salary, an annual variable salary
       component, pension benefits; fixed salary,
       which is individual and differentiated on the
       basis of responsibilities and performance,
       is set according to markets-based principles
       and is subject to yearly review; the variable
       portion is based on the attainment of annual
       performance targets; the targets are primarily
       related to the Company s results but also to
       individually measurable goals in the individual
       s area of responsibility; for the Executive
       Management, the variable portion may not exceed
       30-60% of fixed salary; pension benefits for
       the Members of the Executive Management normally
       consists of 3 parts, a basic component comprising
       the ITP Plan with a contractual retirement
       age of 65 years, a supplementary premium-based
       pension and a defined benefit pension payable
       between the ages of 60 and 65 years for the
       President and between 62 and 65 years for other
       Members of the Executive Management; termination
       benefits are payable in the event of termination
       of the employment on the part of Seco tools,
       provided that termination is not due to criminal
       negligence; any income from employment is deducted
       from the termination benefits, which correspond
       to between 12 and 18 monthly salaries for individuals
       under the age of 55 years and between 18 and
       24 monthly salaries for individuals over the
       age of 55 years

18.    Approve the Nominating Committee shall consist            Mgmt          For                            For
       of the Board Chairman and 1 representative
       appointed by each of the Company s 4 largest
       shareholders; the Chairman is convener; the
       composition of the Nominating Committee shall
       be announced as soon as it has been established,
       and not later than 6 months before the 2007
       AGM; the Chairman of the Nominating Committee
       shall be the Member representing the largest
       shareholder; the Nominating Committee shall
       serve until the composition of the next Nominating
       Committee has been announced; no fees shall
       be paid to the Members of the Nominating Committee;
       the Nominating Committee shall also propose
       a Chairman of the AGM, the number of the Board
       Members, fees to the Board Members and the
       Auditors, election of the Board Members and
       the Board Chairman, and make recommendations
       regarding the appointment and duties of a Nominating
       Committee ahead of the 2008 AGM; the Company
       shall be responsible for all reasonable expenses
       associated with the performances of the Nominating
       Committee s responsibilities; in the event
       that a member leaves the Nominating Committee
       before completing his/her assignment, a replacement
       may be appointed by the same shareholder if
       deemed necessary; in the event that a shareholder
       who has appointed a Member to the Nominating
       Committee no longer holds shares in the Company,
       or has significantly reduced its holding, such
       member may resign and a representative for
       the shareholder next in order of size be given
       the opportunity to replace this member

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE RECORD DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SEMBCORP MARINE LTD                                                                         Agenda Number:  700914686
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8231K102
    Meeting Type:  EGM
    Meeting Date:  24-Apr-2006
          Ticker:
            ISIN:  SG1H97877952
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend: a) Clause 5 of the Memorandum of the               Mgmt          For                            For
       Articles of Association of the Company; and
       b) Articles 2, 3, 4, 5(A), 6(A), 7, 9, 10,
       13, 16, 21, 24, 26, 38(B), 47, 51, 61, 65,
       76, 124 and 132 of the Articles of Association
       of the Company, as specified; such alterations
       to the Memorandum and the Articles to take
       effect immediately upon passing of this special
       resolution

2.     Authorize the Directors, for the purposes of              Mgmt          For                            For
       Sections 76C and 76E of the Companies Act,
       Chapter 50  the Companies Act , to purchase
       or otherwise acquire ordinary shares each fully
       paid in the capital of the Company shares
       not exceeding in aggregate the maximum percentage,
       by way of market purchases on the Singapore
       Exchange Securities Trading Limited  SGX-ST
       , and/or off-market purchases effected otherwise
       than on the SGX-ST in accordance with any equal
       access scheme(s), at a price as may be determined
       or formulated by the Directors as they consider
       fit, which schem s  shall satisfy all the conditions
       prescribed by the Companies Act and otherwise
       in accordance with all other laws and regulations
       and rules of SGX-ST or, as the case may be,
       the Other Exchange as may for the time being
       be applicalble;   Authority expires the earlier
       of the date of the next AGM of the Company
       or the date of the AGM as required by Law ;
       and authorize the Directors of the Company
       and/or any of them to do all such acts and
       things deemed necessary to give effect to this
       Resolution

3.     Authorize the Company, its subsidiaries and               Mgmt          For                            For
       associated Companies that are entities at risk
       as that term is used in Chapter 9 , or any
       of them, for the purposes of Chapter 9 of the
       Listing Manual  Chapter 9  of the SGX-ST, to
       enter into any of the transactions falling
       within the types of interested person transactions
       as specified with any party who is of the class
       of interested persons, provided that such transactions
       are made on normal commercial terms and in
       accordance with the review procedures for such
       interested person transactions;  Authority
       expires the earlier of the date of the next
       AGM of the Company or the date of the AGM as
       required by Law ; and authorize the Directors
       of the Company to complete and do all such
       acts and things  including executing all such
       documents as may be required  as they may consider
       expedient or necessary or in the interests
       of the Company to give effect to the shareholders
       mandate and/or this resolution




--------------------------------------------------------------------------------------------------------------------------
 SEMBCORP MARINE LTD                                                                         Agenda Number:  700927506
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8231K102
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2006
          Ticker:
            ISIN:  SG1H97877952
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            For
       the audited accounts for the YE 31 DEC 2005

2.     Approve the payment of a final dividend of 7.0            Mgmt          For                            For
       cents per share less income tax for the YE
       31 DEC 2005

3.     Re-elect Mr. Tan Kwi Kin as a Director, who               Mgmt          For                            For
       retires by rotation pursuant to Article 91
       of the Company s Articles of Association

4.     Re-elect Mr. Tan Tew Han  Independent Chairman            Mgmt          For                            For
       of Audit Committee  as a Director, who retires
       by rotation pursuant to Article 91 of the Company
       s Articles of Association

5.     Re-elect Mr. Tang Kin Fei as a Director, who              Mgmt          For                            For
       will cease to hold the office pursuant to Article
       97 of the Company s Articles of Association

6.     Re-elect Mr. Goh Geok Ling as a Director, who             Mgmt          For                            For
       will cease to hold the office pursuant to Article
       97 of the Company s Articles of Association

7.     Approve the sum of SGD 353,832 as Directors               Mgmt          For                            For
       fees for the YE 31 DEC 2005

8.     Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

9.     Authorize the Directors of the Company to: (a)            Mgmt          For                            For
       (i) issue shares in the capital of the Company
       shares  whether by way of rights, bonus or
       otherwise and/or (ii) make or grant offers,
       agreements or options  Instruments  that might
       or would require shares to be issued, including
       but not limited to the creation and issue of
       as well as adjustments to  warrants, debentures
       or other instruments at any time and upon such
       terms and conditions and for such purposes
       and to such persons as the Directors may in
       their absolute discretion deem fit, and (b)
       notwithstanding the authority conferred by
       this resolution may have ceased to be in force
       issue shares in pursuance of any Instrument
       made or granted by the directors while this
       resolution was in force, provided that: (1)
       the aggregate number of shares to be issued
       pursuant to this resolution  including shares
       to be issued in pursuance of Instruments made
       or granted pursuant to this resolution  does
       not exceed 50% of the issued share capital
       of the Company  as calculated in accordance
       with Paragraph (2) , of which the aggregate
       number of shares to be issued other than on
       a pro rata basis to shareholders of the Company
       including shares to be issued in pursuance
       of Instruments made or granted pursuant to
       this resolution  does not exceed 20% of the
       issued share capital of the Company  as calculated
       in accordance with Paragraph (2) , (2)  subject
       to such manner of calculation as may be prescribed
       by the Singapore Exchange Securities Trading
       Limited (SGX-ST) for the purpose of determining
       the aggregate number of shares that may be
       issued under Paragraph (1) above, the percentage
       of issued shares shall be based on the number
       of issued shares in the capital of the Company
       as at the time this resolution is passed, after
       adjusting for: (i) new shares arising from
       the conversion or exercise of any convertible
       securities or share options or vesting of share
       awards which are outstanding or subsisting
       at the time this resolution is passed, and
       (ii) any subsequent consolidation or subdivision
       of shares, (3) in exercising the authority
       conferred by this resolution, the Company shall
       comply with the provisions of the Listing Manual
       of the SGX-ST for the time being in force
       unless such compliance has been waived by the
       SGX-ST  and the Articles of Association for
       the time being of the Company;  Authority expires
       earlier of the conclusion of the next AGM of
       the Company or the date by which the next AGM
       of the Company is required by Law to be held

10.    Authorize the Directors to offer and grant options        Mgmt          For                            For
       in accordance with the provisions of the SembCorp
       Marine Share Option Plan  the Share Option
       Plan  and/or to grant awards in accordance
       with the provisions of the SembCorp Marine
       Performance Share Plan  the Performance Share
       Plan  and/or the SembCorp Marine Restricted
       Stock Plan  the Restricted Stock Plan   the
       Share Opting Plan, the Performance Share Plan
       and the Stock Plan, together the Share Plans
       , and allot and issue from time to time such
       number of ordinary shares in the capital of
       the Company as may be required to be issued
       as may be required to be issued pursuant to
       the exercise of options under the Share Option
       Plan and/or such number of fully paid shares
       may be required to be issued pursuant to the
       vesting of awards under the Performance Share
       Plan and/or the Restricted Stock Plan; provide
       that the aggregate number of ordinary shares
       to be issued pursuant to Share Plans shall
       not exceed 15% of the total number of issued
       shares in the capital of the Company from time
       to time

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI FORTE LAND CO LTD                                                                  Agenda Number:  700869502
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7683C105
    Meeting Type:  EGM
    Meeting Date:  16-Mar-2006
          Ticker:
            ISIN:  CN0001642502
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Company to issue and offer short            Mgmt          For                            For
       term notes to inter-bank bond market institutional
       investors in the People s Republic of China
       Notes Offering  with amount not exceeding
       RMB 1,000,000,000 and the term shall not exceed
       1 year

S.2    Authorize the Board of Directors, subject to              Mgmt          For                            For
       the passing of Resolution S.1, to finalize
       the details of the Notes Offering, approve,
       execute and do or procure to be executed and
       done, all such documents, deed and things as
       it may consider necessary in connection with
       the offering of short term notes, including
       without limitation, the application for approval
       from the People s Bank of China and apply the
       use of proceeds of the offering of short term
       notes and to make all necessary filings and
       registrations with the relevant authorities
       in the People s Republic of China and Hong
       Kong




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI FORTE LAND CO LTD                                                                  Agenda Number:  700931632
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7683C105
    Meeting Type:  EGM
    Meeting Date:  26-May-2006
          Ticker:
            ISIN:  CN0001642502
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend, conditional upon the approval granted              Mgmt          For                            For
       by Shanghai Foreign Investment Commission and
       the approval by the Ministry of Commerce for
       the transfer of 1,191,746,150 domestic shares
       from Shanghai Fosun High Technology  Group
       Company Limited to Fosun Property Holdings
       Limited, Article 21 of the Articles of Association
       as prescribed

S.2    Authorize the Board of Directors to modify the            Mgmt          For                            For
       amendments to the Articles of Association as
       appropriate and to do all such things as necessary
       in respect of such amendments pursuant to the
       requirements  if any  of the relevant PRD authorities
       or under the rules of any stock exchange on
       which any securities of the Company are listed

S.3    Authorize the Board to further modify the Articles        Mgmt          For                            For
       of Association to show the alterations to the
       share capital of the Company as a result of
       the placing announced by the Company on 03
       APR 2006




--------------------------------------------------------------------------------------------------------------------------
 SHANGHAI FORTE LAND CO LTD                                                                  Agenda Number:  700966267
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7683C105
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2006
          Ticker:
            ISIN:  CN0001642502
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the report of the Board of Directors              Mgmt          For                            For
       the Board  of the Company for the YE 31 DEC
       2005

2.     Approve the report of the Supervisory Committee           Mgmt          For                            For
       of the Company for the YE 31 DEC 2005

3.     Approve the audited financial statements and              Mgmt          For                            For
       the report of the Auditors for the YE 31 DEC
       2005

4.     Approve the profit distribution proposal for              Mgmt          For                            For
       the year 2005 and declare a final dividend
       for the YE 31 DEC 2005 of RMB 0.04 per share

5.     Approve the re-appointment of Ernst & Young               Mgmt          For                            For
       and Ernst & Young Hua Ming as the International
       Auditors and the PRC Auditors of the Company
       respectively and authorize the Board to fix
       their remuneration

6.     Authorize the Board to decide the matters relating        Mgmt          For                            For
       to the payment of interim dividend for the
       6 months ending 30 JUN 2006

S.7    Approve to grant a general mandate to the Board,          Mgmt          Against                        Against
       in accordance with the Company Law of the People
       s Republic of China  PRC  and The Rules Governing
       the Listing of Securities on The Stock Exchange
       of Hong Limited  as amended from time to time
       and only if all necessary approvals from the
       China Securities Regulatory Commission and/or
       other relevant PRC authorities, to allot, issue
       and deal with additional shares in the capital
       of the Company, whether Domestic shares or
       H shares, and to make or grant offers, agreements,
       and options during the relevant period, up
       to the aggregate nominal amount of shares or
       H shares issued and dealt with by the Board
       pursuant to such mandate, does not exceed 20%
       of the aggregate nominal amount of the Domestic
       Shares in issue; and 20% of the aggregate nominal
       amount of H shares in issue; in each case as
       the date of this resolution; and the Board
       be authorized resolving the issue shares a)
       approve execute and do or procure to be executed
       and done, all such documents, deeds and things
       as it may consider necessary in connection
       with the issue of new shares, including without
       limitation , the class and number of shares
       to be issue, the issue price, the period of
       issue and the number of new shares to be issued
       to existing shareholder  if any ; b) to determine
       the use of proceeds and to make all necessary
       filings and registrations with the relevant
       PRC, Hong Kong and other authorities; and c)
       to increase the registered capital of the Company
       in accordance with the actual increase of capital
       by issuing shares pursuant to this resolution,
       to register the increase of the registered
       capital of the Company with the relevant authorities
       in the PRC and to make such amendments to the
       Articles of Association of the Company  the
       Articles of Association  as to reflect the
       increase in the registered capital of the Company
       for the purposes of this resolution; domestic
       shares means ordinary shares in the capital
       of the Company, with a nominal value of CNY
       0.20 each, which are subscribed for and credited
       as fully paid up in Renminbi by PRC nationals
       and/or PRC Incorporated entities; H shares
       means the overseas-listed foreign shares in
       the ordinary share capital of the Company,
       with a nominal value of CNY 0.20 each, which
       are subscribed for an traded in HKD;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the period within
       which the next AGM after that date is required
       by the Articles of Association or law to be
       held




--------------------------------------------------------------------------------------------------------------------------
 SHANGRI-LA ASIA LTD                                                                         Agenda Number:  700868497
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8063F106
    Meeting Type:  SGM
    Meeting Date:  17-Feb-2006
          Ticker:
            ISIN:  BMG8063F1068
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Contracts  as prescribed , and the            Mgmt          For                            For
       transactions contemplated thereunder; and authorize
       the Board of Directors of the Company to take
       all such actions as it considers necessary
       or desirable to implement and give effect to
       the Contracts and the transactions contemplated
       thereunder




--------------------------------------------------------------------------------------------------------------------------
 SHANGRI-LA ASIA LTD                                                                         Agenda Number:  700955860
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8063F106
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  BMG8063F1068
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited accounts and              Mgmt          For                            For
       the reports of the Directors and the Auditors
       of the Company for the YE 31 DEC 2005

2.     Declare a final dividend for the YE 31 DEC 2005           Mgmt          For                            For

3.1    Re-elect Mr. Kuok Khoon Loong, Edward as a Director       Mgmt          For                            For

3.2    Re-elect Mr. Lui Man Shing as a Director                  Mgmt          For                            For

3.3    Re-elect Mr. Ng Si Fong, Alan as a Director               Mgmt          For                            For

3.4    Re-elect Madam Kuok Oon Kwong as a Director               Mgmt          For                            For

4.     Approve the Director s fees  including fees               Mgmt          For                            For
       payable to Members of Audit and Remuneration
       Committees

5.     Re-appoint Messrs PricewaterhouseCoopers as               Mgmt          For                            For
       the Auditors and authorize the Directors of
       the Company to fix their remuneration

6.A    Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, shall not exceed 20% of the
       aggregate nominal amount of the issued share
       capital of the Company  whether pursuant to
       an option or otherwise ; i) a rights issue;
       or ii) the exercise of any share option scheme
       or similar arrangement for the grant or issue
       to option holders of shares in the Company;
       or iii) any scrip dividend or similar arrangement
       providing for the allotment of shares in lieu
       of the whole or part of a dividend on shares
       of the Company in accordance with the By-Laws
       of the Company; iv) the exercise of any conversion
       rights attaching to the Zero Coupon Guaranteed
       Convertible Bonds due 2009 issued by Shangri-La
       finance Limited and v) any specific authority;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       to be held by law or required by the By-Laws
       of the Company

6.B    Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       its own shares of the Company during the relevant
       period, on The Stock Exchange of Hong Kong
       Limited  HKSE  or any other stock exchange
       on which the shares of the Company have been
       or may be listed and recognized by the Securities
       and Futures Commission of Hong Kong and the
       HKSE for such purposes or on the Singapore
       Exchange Securities Trading Limited, subject
       to and in accordance with all applicable laws
       and regulations of the Rules Governing the
       Listing of Securities on the HKSE, not exceeding
       10% of the aggregate nominal amount of the
       issued share capital of the Company;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company or the expiration of the
       period within which the next AGM of the Company
       is to be held by law or required by the By-Laws
       of the Company

6.C    Approve to extend the general mandate granted             Mgmt          For                            For
       to the Directors of the Company to allot shares
       and to make or grant offers, agreements and
       options, conditional upon the passing of Resolution
       6.B, by an amount representing the aggregate
       nominal amount of the share capital repurchased
       by the Company pursuant to Resolution 6.B,
       provided that such amount does not exceed 10%
       of the aggregate nominal amount of the issued
       share capital of the Company at the date of
       passing this resolution

S.7    Amend Bye Laws 90, 91, 97(A)(vi), 102(A), 102(B),         Mgmt          For                            For
       104 and 182(i) of the Company;  as prescribed




--------------------------------------------------------------------------------------------------------------------------
 SIAM CITY CEMENT PUBLIC CO LTD                                                              Agenda Number:  700875024
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7887N139
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  TH0021010010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BOTH SPLIT AND PARTIAL VOTING            Non-Voting    No vote
       ARE ALLOWED FOR THIS MEETING. THANK YOU.

1.     Adopt the minutes of the 12th AGM held on 28              Mgmt          For                            For
       APR 2005

2.     Acknowledge the report of the Audit Committee             Mgmt          For                            For
       to the shareholders

3.     Acknowledge the report of the Board of Directors          Mgmt          For                            For
       to the shareholders

4.     Approve the Company s financial statements for            Mgmt          For                            For
       the YE 31 DEC 2005; and acknowledge the relevant
       Auditor s report

5.     Approve the appropriation of the Company s net            Mgmt          For                            For
       profit for the year 2005, the declaration of
       the dividend, acknowledgement of the interim
       dividends, and the Directors  bonus

6.     Re-elect the Directors whose term will expire             Mgmt          For                            For
       by rotation

7.     Appoint the Auditors and fix their remuneration           Mgmt          For                            For
       for the year 2006

8.     Transact any other matters                                Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 SIEMENS AG                                                                                  Agenda Number:  932426162
--------------------------------------------------------------------------------------------------------------------------
        Security:  826197501
    Meeting Type:  Annual
    Meeting Date:  26-Jan-2006
          Ticker:  SI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

03     TO CONSIDER AND VOTE UPON APPROPRIATION OF THE            Mgmt          For                            For
       NET INCOME OF SIEMENS AG TO PAY A DIVIDEND

04     TO RATIFY THE ACTS OF THE MANAGING BOARD                  Mgmt          For                            For

05     TO RATIFY THE ACTS OF THE SUPERVISORY BOARD               Mgmt          For                            For

06     TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS         Mgmt          For                            For
       FOR THE AUDIT OF THE ANNUAL AND CONSOLIDATED
       FINANCIAL STATEMENTS

07     TO CONSIDER AND VOTE UPON A RESOLUTION AUTHORIZING        Mgmt          For                            For
       THE ACQUISITION AND USE OF SIEMENS SHARES AND
       THE EXCLUSION OF SHAREHOLDERS  PREEMPTIVE AND
       TENDER RIGHTS

08     TO CONSIDER AND VOTE UPON THE CREATION OF AN              Mgmt          For                            For
       AUTHORIZED CAPITAL 2006 RESERVED FOR THE ISSUANCE
       OF SHARES TO EMPLOYEES AND THE AUTHORIZATION
       TO USE SIEMENS SHARES

09     TO CONSIDER AND VOTE UPON AMENDMENTS TO THE               Mgmt          For                            For
       ARTICLES OF ASSOCIATION TO ADJUST TO NEW LEGISLATION




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE EXCHANGE LTD                                                                      Agenda Number:  700796569
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y79946102
    Meeting Type:  AGM
    Meeting Date:  22-Sep-2005
          Ticker:
            ISIN:  SG1J26887955
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            For
       the Audited accounts for the YE 30 JUN 2005
       with the Auditors  report thereon

2.     Re-appoint Mr. Joseph Yuvaraj Pillay pursuant             Mgmt          For                            For
       to Section 153(6) of the Companies Act, Chapter
       50 of Singapore, as a Director of the Company
       to hold office until the next AGM of the Company

3.a    Re-elect Mr. Hsieh Fu Hua as a Directors retiring         Mgmt          For                            For
       by rotation under Article 99 of the Company
       s Articles of Association  the Articles

3.b    Re-elect Mr. Loh Boon Chye as a Directors retiring        Mgmt          For                            For
       by rotation under Article 99 of the Company
       s Articles of Association  the Articles

3.c    Re-elect Mr. Low Check Kian as a Directors retiring       Mgmt          For                            For
       by rotation under Article 99 of the Company
       s Articles of Association  the Articles

3.d    Re-elect Mr. Tang Wee Loke as a Directors retiring        Mgmt          For                            For
       by rotation under Article 99 of the Company
       s Articles of Association  the Articles

4.     Re-elect Mr. Chew Choon Seng retiring under               Mgmt          For                            For
       Article 104 of the Company s Articles

5.     Approve the sum of SGD 491,859 as Directors               Mgmt          For                            For
       fees for the FYE 30 JUN 2005

6.     Declare a final net  tax exempt one-tier  dividend        Mgmt          For                            For
       of SGD 0.043 per share for the FYE 30 JUN 2005

7.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            For
       the Auditors of the Company and authorize the
       Directors to fix their remuneration

8.     Authorize the Directors of the Company to: (a)            Mgmt          Against                        Against
       i) issue shares in the capital of the Company
       shares  whether by way of rights, bonus or
       otherwise; and/or ii) make or grant offers,
       agreements or options  collectively, Instruments
       that might or would require shares to be issued,
       including but not limited to the creation and
       issue of  as well as adjustments to  warrants,
       debentures or other instruments convertible
       into shares, at any time and upon such terms
       and conditions and for such purposes and to
       such persons as the Directors may in their
       absolute discretion deem fit; and b)  notwithstanding
       the authority conferred by this Resolution
       may have ceased to be in force  issue shares
       in pursuance of any Instrument made or granted
       by the Directors while this Resolution was
       in force, provided that: 1) the aggregate number
       of shares to be issued pursuant to this Resolution
       including shares to be issued in pursuance
       of Instruments made or granted pursuant to
       this Resolution  does not exceed 50% of the
       issued shares in the capital of the Company
       as calculated in accordance with sub-paragraph
       (2) below , of which the aggregate number of
       shares to be issued other than on a pro rata
       basis to shareholders of the Company  including
       shares to be issued in pursuance of Instruments
       made or granted pursuant to this Resolution
       does not exceed 10% of the issued shares in
       the capital of the Company  as calculated in
       accordance with sub-paragraph (2) below ; 2)
       subject to such manner of calculation and
       adjustments as may be prescribed by the Singapore
       Exchange Securities Trading Limited  SGX-ST
       for the purpose of determining the aggregate
       number of shares that may be issued under sub-paragraph
       (1) above, the percentage of issued shares
       shall be based on the number of issued shares
       in the capital of the Company at the time this
       Resolution is passed, after adjusting for:
       i) new shares arising from the conversion or
       exercise of any convertible securities or share
       options or vesting of share awards which are
       outstanding or subsisting at the time this
       Resolution is passed; and ii) any subsequent
       consolidation or subdivision of shares; 3)
       in exercising the authority conferred by this
       Resolution, the Company shall comply with the
       provisions of the Listing Manual of the SGX-ST
       for the time being in force  unless such compliance
       has been waived by the Monetary Authority of
       Singapore  and the Articles for the time being
       of the Company; and  Authority expires the
       earlier of the conclusion of the next AGM of
       the Company or the expiration of the period
       within which the next AGM is to be held by
       law

9.     Authorize the Directors to offer and grant options        Mgmt          For                            For
       in accordance with the provisions of the SGX
       Share Option Plan and to allot and issue from
       time to time such number of ordinary shares
       in the capital of the Company as may be required
       to be issued pursuant to the exercise of the
       options under the SGX Share Option Plan, provided
       that the aggregate number of new shares to
       be issued pursuant to the SGX Share Option
       Plan shall not exceed 10% of the total issued
       ordinary shares in the capital of the Company
       from time to time




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE EXCHANGE LTD                                                                      Agenda Number:  700796571
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y79946102
    Meeting Type:  EGM
    Meeting Date:  22-Sep-2005
          Ticker:
            ISIN:  SG1J26887955
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Directors, pursuant to Sections             Mgmt          For                            For
       76C and 76E of the Companies Act, Chapter 50,
       to purchase or otherwise acquire issued and
       fully paid ordinary shares of SGD 0.01 each
       in the capital of the Company  the Shares ,
       through market purchases on the SGX-ST, and/or
       off-market purchases in accordance with any
       equal access schemes, not exceeding in aggregate
       10% of the issued ordinary share capital of
       the Company, at a price of 105% of the average
       closing market prices of the shares on the
       SGX-ST on the previous 5 trading days in the
       case of on-market purchases and 110% of the
       average closing prices of the shares on the
       SGX-ST on each of the 5 consecutive trading
       days in the case of  both off-market and on-market
       purchases, and authorize the Directors and/or
       any of them to do all such acts and things
       deemed necessary to give effect to the transactions
       contemplated and/or authorized by this resolution;
       Authority expires the earlier of the next
       AGM of the Company or the date of the next
       AGM of the Company as required by the law

2.     Approve that: the Singapore Exchange Share Option         Mgmt          For                            For
       Plan  the SGX Share Option Plan  be terminated
       on such date as determined by the Committee
       of Directors administering the SGX Share Option
       Plan, provided that such termination shall
       be without prejudice to the rights of holders
       of options accepted and outstanding under the
       SGX Share Option Plan as at the date of its
       termination; a new performance share plan to
       be known as the SGX Performance Share Plan
       the SGX Performance Share Plan  the rules
       of which, for the purpose of identification,
       have been subscribed to by the Chairman of
       the meeting, under which awards  Awards  of
       fully paid-up shares, their equivalent cash
       value or combinations thereof will be granted,
       free of payment, to selected employees of the
       Company, its subsidiaries and its associated
       Companies, including executive Directors of
       the Company, as specified; authorize the Directors
       of the Company: i) to establish and administer
       the SGX Performance Share Plan; and ii) to
       modify and/or alter the SGX Performance Share
       Plan from time to time, provided that such
       modification and/or alteration is effected
       in accordance with the provisions of the SGX
       Performance Share Plan, and to do all such
       acts and to enter into all such transactions
       and arrangements as may be necessary or expedient
       in order to give full effect to the SGX Performance
       Share Plan; authorize the Directors of the
       Company to grant Awards in accordance with
       the provisions of the SGX Performance Share
       Plan and to allot and issue from time to time
       such number of fully paid-up Shares as may
       be required to be allotted and issued pursuant
       to the vesting of Awards under the SGX Performance
       Share Plan, provided that the aggregate number
       of new Shares to be allotted and issued pursuant
       to the SGX Share Option Plan and the SGX Performance
       Share Plan shall not exceed 10% of the total
       issued shares from time to time




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE POST LTD                                                                          Agenda Number:  701000654
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8120Z103
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2006
          Ticker:
            ISIN:  SG1N89910219
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited accounts for the            Mgmt          For                            For
       FYE 31 MAR 2006 and the Directors  report and
       the Auditors  report thereon

2.     Declare a final tax exempt 1-tier dividend of             Mgmt          For                            For
       1.75 cents per ordinary share in respect of
       the FYE 31 MAR 2006

3.     Re-elect Mr. Lim Ho Kee as a Director who retires         Mgmt          For                            For
       by rotation in accordance with Article 91 of
       the Company s Articles of Association

4.     Re-elect Mr. Kenneth Michael Tan Wee Kheng as             Mgmt          For                            For
       a Director who retires by rotation in accordance
       with Article 91 of the Company s Articles of
       Association

5.     Re-elect Mr. Keith Tay Ah Kee as a Director,              Mgmt          For                            For
       who retires by rotation in accordance with
       Article 91 of the Company s Articles of Association

6.     Approve Directors  fees payable by the Company            Mgmt          For                            For
       of SGD 438,099 for the FYE 31 MAR 2006

7.     Appoint the Auditors and authorize the Directors          Mgmt          For                            For
       to fix their remuneration

       Transact any other business                               Non-Voting    No vote

8.     Authorize the Directors to: i) issue shares               Mgmt          For                            For
       in the capital of the Company  shares  whether
       by way of rights, bonus or otherwise; and/or
       make or grant offers, agreements or options
       collectively, instruments  that might or would
       require shares to be issued, including but
       not limited to the creation and issue of  as
       well as adjustments to  warrants, debentures
       or other instruments convertible into shares,
       at any time and upon such terms and conditions
       and for such purposes and to such persons as
       the directors may in their absolute discretion
       deem fit; and ii)  notwithstanding the authority
       conferred by this Resolution may have ceased
       to be in force  issue shares in pursuance of
       any instrument made or granted by the Directors
       of the Company while this Resolution is in
       force, provided that: the aggregate number
       of shares issued not exceeding 50% of the issued
       share capital of the Company, of which the
       aggregate number of shares to be issued other
       than on a pro-rata basis to the existing shareholders
       of the Company does not exceed 10% of the issued
       share capital of the Company  subject to such
       manner of calculation as may be prescribed
       by the Singapore Exchange Securities Trading
       Limited  SGXST   for the purpose of determining
       the aggregate number of shares that may be
       issued, the percentage of issued shares shall
       be based on the number of issued shares in
       the capital of the Company at the time this
       Resolution is passed, after adjusting for:
       1) new shares arising from the conversion or
       exercise of any convertible securities or share
       options or vesting of share awards which are
       outstanding or subsisting at the time this
       Resolution is passed; and 2) any subsequent
       consolidation or sub-division of shares; iii)
       in exercising the authority conferred by this
       Resolution, the Company shall comply with the
       provisions of the Listing Manual of the SGX-ST
       for the time being in force  unless such compliance
       has been waived by the SGX-ST  and the Articles
       of Association for the time being of the Company;
       and  Authority expires at the conclusion of
       the next AGM of the Company or the date by
       which the next AGM of the Company is required
       by law to be held

9.     Authorize the Directors to offer and grant options        Mgmt          For                            For
       (options) in accordance with the provisions
       of the Singapore Post Share Option Scheme (Share
       Option Scheme) and to allot and issue from
       time to time such number of shares as may be
       required to be issued pursuant to the exercise
       of the options under the Share Option Scheme,
       provided that the aggregate number of shares
       to be issued pursuant to the Share Option Scheme
       shall not exceed 5% of the total number of
       issued shares in the capital of the Company
       from time to time




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE POST LTD                                                                          Agenda Number:  701000666
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8120Z103
    Meeting Type:  EGM
    Meeting Date:  30-Jun-2006
          Ticker:
            ISIN:  SG1N89910219
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles of Association of the Company          Mgmt          For                            For
       as specified

2.     Approve, for the purposes of Chapter 9 of the             Mgmt          For                            For
       Listing Manual  Chapter 9  of the Singapore
       Exchange Securities Trading Limited  SGX-ST
       , for the Company, its subsidiaries and associated
       Companies that are entities at risk to enter
       into any of the transactions falling within
       the types of interested person transactions
       as specified with any party who is of the class
       of interested persons as specified, provided
       that such transactions are made on normal commercial
       terms and in accordance with the review procedures
       for such interested person transactions and
       authorize the Directors of the Company to complete
       and do all such acts and things  including
       executing all such documents as may be required
       as they may consider expedient or necessary
       or in the interests of the Company to give
       effect to the shareholders mandate and/or this
       resolution;  Authority expires at the conclusion
       of the next AGM of the Company

3.     Authorize the Directors of the Company, for               Mgmt          For                            For
       the purposes of Sections 76C and 76E of the
       Companies Act, Chapter 50  the Companies Act
       , to purchase or otherwise acquire issued ordinary
       shares in the capital of the Company  Shares
       not exceeding in aggregate the Maximum Limit
       as specified , at such price or prices as
       may be determined by the Directors from time
       to time up to the Maximum Price  as specified
       , whether by way of: i) market purchase(s)
       on the SGX-ST and/or any other stock exchange
       on which the shares may for the time being
       be listed and quoted  Other Exchange ; and/or
       ii) off-market purchase(s)  if effected otherwise
       than on the SGX-ST or, as the case may be,
       Other Exchange  in accordance with any equal
       access scheme(s) as may be determined or formulated
       by the Directors as they consider fit, which
       scheme(s) shall satisfy all the conditions
       prescribed by the Companies Act and otherwise
       in accordance with all other laws and regulations
       and rules of the SGX-ST or, as the case may
       be, Other Exchange as may for the time being
       be applicable  Share Purchase Mandate ; and
       authorize the Directors of the Company and/or
       any of them to complete and do all such acts
       and things  including executing such documents
       as may be required  as they and/or he may consider
       expedient or necessary to give effect to the
       transactions contemplated and/or authorized
       by this resolution  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the date by which the next AGM of the Company
       is required by Law




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE TECHNOLOGIES ENGINEERING LTD                                                      Agenda Number:  700887485
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7996W103
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2006
          Ticker:
            ISIN:  SG1F60858221
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            For
       the audited accounts for the YE 31 DEC 2005
       and the Auditors  report thereon

2.     Declare the first and final tax exempt  1-tire            Mgmt          For                            For
       dividend 4.0 cents per share and a special
       tax exempt  1-tire  dividend of 9.6 cents per
       share for the YE 31 DEC 2005

3.I    Re-elect Mr. Peter Seah Lim Huat as a Director,           Mgmt          For                            For
       who retires by rotation pursuant to Article
       98 of the Articles of Association of the Company

3.II   Re-elect Professor. Lui Pao Chuen as a Director,          Mgmt          For                            For
       who retires by rotation pursuant to Article
       98 of the Articles of Association of the Company

3.III  Re-elect Mr. Winston Tan Tien Hin as a Director,          Mgmt          For                            For
       who retires by rotation pursuant to Article
       98 of the Articles of Association of the Company

3.IV   Re-elect Mr. Quek Poh Huat as a Director, who             Mgmt          For                            For
       retires by rotation pursuant to Article 98
       of the Articles of Association of the Company

4.     Approve the sum of SGD 630,111 as Directors               Mgmt          For                            For
       fees for the YE 2005

5.     Re-appoint Ernst & Young as the Auditors of               Mgmt          For                            For
       the Company and authorize the Directors to
       fix their remuneration

6.     Authorize the Directors to issue shares in the            Mgmt          Against                        Against
       capital of the Company  shares  whether by
       way of rights, bonus or otherwise; and/or make
       or grant offers, agreements or options  collectively,
       Instruments  that might or would require shares
       to be issued, including but not limited to
       the creation and issue of  as well as adjustments
       to  warrants, debentures or other instruments
       convertible into shares, at any time and upon
       such terms and conditions and for such purposes
       and to such persons as the Directors may in
       their absolute discretion deem fit; and  notwithstanding
       the authority conferred by this Resolution
       may have ceased to be in force  issue shares
       in pursuance of any instrument made or granted
       by the Directors while this Resolution was
       in force, provided that, the aggregate number
       of shares to be issued pursuant to this Resolution
       including shares to be issued in pursuance
       of Instruments made or granted pursuant to
       this Resolution  does not exceed 50% of the
       issued shares in the capital of the Company,
       of which the aggregate number of shares to
       be issued other than on a pro rata basis to
       shareholders of the Company  including shares
       to be issued in pursuance of Instruments made
       or granted pursuant to this Resolution  does
       not exceed 20% of the issued shares in the
       capital of the Company;  subject to such manner
       of calculation as may be prescribed by the
       Singapore Exchange Securities Trading Limited
       (SGX-ST)  for the purpose of determining the
       aggregate number of shares that may be issued
       as specified, the percentage of issued shares
       shall be based on the number of issued shares
       in the capital of the Company at the time this
       Resolution is passed, after adjusting for:
       i) new shares arising from the conversion or
       exercise of any convertible securities or share
       options or vesting of share awards which are
       outstanding or subsisting at the time this
       Resolution is passed; and ii) any subsequent
       consolidation or subdivision of shares; in
       exercising the authority conferred by this
       Resolution, the Company shall comply with the
       provisions of the Listing Manual of the SGX-ST
       for the time being in force  unless such compliance
       has been waived by the SGX-ST  and the Articles
       of Association for the time being of the Company;
       and  Authority expires at the conclusion of
       the next AGM of the Company or the date by
       which the next AGM of the Company is required
       by Law to be held

7.     Authorize the Directors to offer and grant options        Mgmt          For                            For
       in accordance with the provisions of the Singapore
       Technologies Engineering Share Option Plan
       Share Option Plan  and to grant awards in
       accordance with the provisions of the Singapore
       Technologies Engineering Performance Share
       Plan  Performance Share Plan  and/or the Singapore
       Technologies Engineering Restricted Stock Plan
       Restricted Stock Plan   the Share Option Plan,
       the Performance Share Plan and the Restricted
       Stock Plan, together the Share Plans ; and
       to allot and issue from time to time such number
       of ordinary shams in the capital of the Company
       an may be required to be issued pursuant to
       the exercise of options under the Share Option
       Plan and/or such number of fully paid shares
       as may be required to be issued pursuant to
       the vesting of awards under the Performance
       Share Plan and/or the Restricted Stock Plan,
       provided that the aggregate number of ordinary
       shares to be issued pursuant to the Share Plans
       shall not exceed 15% of the total number of
       issued shares in the capital of the Company
       from time to time




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE TECHNOLOGIES ENGINEERING LTD                                                      Agenda Number:  700887500
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7996W103
    Meeting Type:  EGM
    Meeting Date:  31-Mar-2006
          Ticker:
            ISIN:  SG1F60858221
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, for the purposes of Chapter 9 of the             Mgmt          For                            For
       Listing Manual  Chapter 9  of the SGX-ST, for
       the Company, its subsidiaries and associated
       Companies that are entities at risk  as used
       in Chapter 9 , or any of them, to enter into
       any such transactions falling within the types
       of interested person transactions as specified,
       provided that such transactions are carried
       made on normal commercial terms and in accordance
       with the review procedures for such interested
       person transactions;  authority expires at
       the next AGM of the Company ; and authorize
       the Directors of the Company to do all such
       acts and things deemed necessary  including
       executing such documents as may be required
       as they may consider expedient or necessary
       or in the interests of the Company to give
       effect to the shareholders mandate and/or this
       Resolution

S.2    Amend: the Articles 2, 4(G), 5(A)(a), 5(A)(d),            Mgmt          For                            For
       5(B), 6(A), 7(A), 9(A), 9(B), 10, 11, 15, 17,
       19, 21(C), 22, 25, 28, 41(A), 43, 44(A), 52,
       53, 54, 57, 67, 71, 100, 117, 127, 130, 139,
       139A, 141 and147 of the Articles of Association
       of the Company  the Articles  and alter the
       headnote  Capitalization of Profits and Reserves
       ; by including new Article 6A, headnote  Bonus
       Issues and Capitalization of Profits and Reserves
       and new Articles 134A and 145A; and  Share
       Capital  appearing immediately before Article
       3 and by deleting Articles 3 and 8 in their
       entirety, as specified

3.     Authorize the Directors of the Company, for               Mgmt          For                            For
       the purposes of Sections 76C and 76E of the
       Companies Act, Chapter 50 of Singapore  the
       Companies Act  and in accordance with all other
       laws and regulations and rules of Singapore
       Exchange Securities Trading Limited  SGX-ST
       , to purchase or otherwise acquire issued ordinary
       shares in the capital of the Company  the Shares
       , not exceeding in aggregate 10 % of the issued
       ordinary share capital of the Company, by way
       of on-market purchases on the Singapore Exchange
       Securities Trading Limited  SGX-ST  and/or
       off-market purchases effected otherwise than
       on the SGX-ST in accordance with any equal
       access scheme(s) which satisfies the conditions
       prescribed by the Act, at a price of up to
       105% of the average of the closing market prices
       of a share over the last 5 market days in the
       case of an on-market share purchase and a price
       up to 110% of such average closing price in
       case of off-market purchase  share purchase
       mandate ; and authorize the Directors of the
       Company and/or any of them to complete and
       do all such acts and things deemed necessary,
       expedient, incidental or in the interests of
       the Company to give effect to the transactions
       contemplated and/or authorized by this resolution;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the date
       of the next AGM of the Company as required
       by law ; and to complete and to do all such
       acts and things  including executing such documents
       as may be required  as they and/or he may consider
       expedient or necessary to give effect to the
       transactions contemplated and/or authorized
       by this Resolution

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE AND DETAILED AGENDA. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 SK TELECOM CO LTD                                                                           Agenda Number:  700876521
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4935N104
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7017670001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statement                           Mgmt          For                            For

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation-additional business objectives

3.     Approve the remuneration limit for the Directors-12       Mgmt          For                            For
       billions

4.1    Elect Mr. Yong-Woon Kim  Auditor at Pohang University     Mgmt          For                            For
       of Science and Technology  as a Outside Director,
       who will be the Member of Auditors  Committee

4.2    Elect Mr. Hyun-Jin Lim  Professor of Sociology            Mgmt          For                            For
       at Seoul National University  as a Outside
       Director, who will be the Member of Auditors
       Committee




--------------------------------------------------------------------------------------------------------------------------
 SK TELECOM CO., LTD.                                                                        Agenda Number:  932440794
--------------------------------------------------------------------------------------------------------------------------
        Security:  78440P108
    Meeting Type:  Annual
    Meeting Date:  10-Mar-2006
          Ticker:  SKM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE BALANCE SHEETS, THE STATEMENTS            Mgmt          For                            For
       OF INCOME, AND STATEMENTS OF APPROPRIATIONS
       OF RETAINED EARNINGS OF THE 22ND FISCAL YEAR,
       AS SET FORTH IN ITEM 1 OF THE COMPANY S AGENDA
       ENCLOSED HEREWITH.

02     APPROVAL OF THE AMENDMENT TO THE ARTICLES OF              Mgmt          For                            For
       INCORPORATION, AS SET FORTH IN ITEM 2 OF THE
       COMPANY S AGENDA ENCLOSED HEREWITH.

03     APPROVAL OF THE CEILING AMOUNT OF THE REMUNERATION        Mgmt          For                            For
       OF DIRECTORS, AS SET FORTH IN THE COMPANY S
       AGENDA ENCLOSED HEREWITH.

04     APPROVAL OF THE APPOINTMENT OF INDEPENDENT NON-EXECUTIVE  Mgmt          For                            For
       DIRECTORS WHO WILL BE AUDIT COMMITTEE MEMBERS,
       AS SET FORTH IN ITEM 3 OF THE COMPANY S AGENDA
       ENCLOSED HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 SMRT CORPORATION LTD                                                                        Agenda Number:  700770541
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8077D105
    Meeting Type:  AGM
    Meeting Date:  14-Jul-2005
          Ticker:
            ISIN:  SG1I86884935
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            For
       Audited financial statements for the FYE 31
       MAR 2005 together with the Auditors  report
       thereon

2.     Declare a final dividend of 5.0 cents per share,          Mgmt          For                            For
       less income tax at 20%, for the FYE 31 MAR
       2005

3.     Approve the sum of SGD 398,800 as Director s              Mgmt          For                            For
       fees for the FYE 31 MAR 2005  FY 2004: SGD
       317,000

4.A    Re-elect Ms. Engelin Teh Guek Ngor, who retires           Mgmt          For                            For
       in accordance with Article 94 of the Company
       s Articles of Association

4.B.i  Acknowledge the retirement of Mr. Cheah Kean              Mgmt          For                            For
       Huat a Director, who retires in accordance
       with Article 94 of the Company s Articles of
       Association

4B.ii  Acknowledge the retirement of Mr. Victor Loh              Mgmt          For                            For
       Kwok Hoong a Director, who retires in accordance
       with Article 94 of the Company s Articles of
       Association

5.     Re-appoint Messrs KPMG as the Auditors of the             Mgmt          For                            For
       Company and authorize the Directors to fix
       their remuneration

6.1    Authorize the Directors, to issue shares in               Mgmt          Against                        Against
       the capital of the Company  shares  whether
       by way of rights, bonus or otherwise; and/or
       make or grant offers, agreements or options,
       Instruments  that might or would require shares
       to be issued, including but not limited to
       the creation and issue of  as well as adjustments
       to  warrants, debentures or other instruments
       convertible into shares, and upon such terms
       and conditions and for such purposes and to
       such persons as the Directors may in their
       absolute discretion deem fit; and  notwithstanding
       the authority conferred by this resolution
       may have ceased to be in force  issue shares
       in pursuance of any Instrument made or granted
       by the Directors while this resolution was
       in force, provided that: 1) the aggregate number
       of shares to be issued pursuant to this resolution
       including shares to be issued in pursuance
       of Instruments made or granted pursuant to
       this resolution  does not exceed 50% of the
       issued share capital of the Company, of which
       the aggregate number of shares to be issued
       other than on a pro rata basis to shareholders
       of the Company  including shares to be issued
       in pursuance of Instruments made or granted
       pursuant to this resolution  does not exceed
       20% of the issued share capital of the Company;
       2)  subject to such manner of calculation as
       may be prescribed by the Singapore Exchange
       Securities Trading Limited (SGX-ST)  for the
       purpose of determining the aggregate number
       of shares that may be issued, the percentage
       of issued share capital shall be based on the
       issued share capital of the Company at the
       date of passing of this resolution after adjusting
       for new shares arising from the conversion
       or exercise of any convertible securities or
       share options or vesting of share awards which
       are outstanding or subsisting at the time of
       the passing of this resolution; and any subsequent
       consolidation or subdivision of shares; 3)
       in exercising the authority conferred by this
       resolution, the Company shall comply with the
       provisions of the Listing Manual of the SGX-ST
       for the time being in force  unless such compliance
       has been waived by the SGX-ST  and the Articles
       of Association for the time being of the Company;
       Authority expires at the earlier of the conclusion
       of the next AGM of the Company or the date
       by which the next AGM of the Company is required
       by law to be held

6.2    Authorize the Directors to: a) offer and grant            Mgmt          Abstain                        Against
       options in accordance with the provisions of
       the SMRT Corporation Employee Share Option
       Plan  SMRT ESOP  and/or grant awards in accordance
       with the provisions of the SMRT Corporation
       Restricted Share Plan  SMRT RSP  and/or the
       SMRT Corporation Performance Share Plan  SMRT
       PSP   the SMRT ESOP, SMRT RSP and SMRT PSP,
       together the Share Plans ; and b) allot and
       issue from time to time such number of ordinary
       shares of SGD 0.10 each in the capital of the
       Company as may be required to be issued pursuant
       to the exercise of the options under the SMRT
       ESOP and/or such number of fully paid ordinary
       shares as may be required to be issued pursuant
       to the vesting of awards under the SMRT RSP
       and/or SMRT PSP, provided always that the aggregate
       number of ordinary shares to be issued pursuant
       to the Share Plans shall not exceed 15% of
       the issued share capital of the Company

7.     Authorize the Company, its subsidiaries and               Mgmt          Abstain                        Against
       associated Companies or any of them, for the
       purpose of Chapter 9 of the Listing Manual
       of the SGX-ST  Chapter 9 , to enter into any
       of the transactions falling within the types
       of interested person transactions, as specified,
       provided that such transactions are made on
       normal commercial terms and in accordance with
       the review procedures for such interested person
       transactions; and the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary or in the interests of the Company
       to give effect to the general mandate and/or
       this resolution;  Authority expires at the
       conclusion of the next AGM of the Company

8.     Transact any other business                               Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 SOCIETE GENERALE, PARIS                                                                     Agenda Number:  700922188
--------------------------------------------------------------------------------------------------------------------------
        Security:  F43638141
    Meeting Type:  MIX
    Meeting Date:  30-May-2006
          Ticker:
            ISIN:  FR0000130809
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France. Please            Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian. Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.      The following
       applies to Non-Resident Shareowners:     Proxy
       Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

O.1    Receive the Board of Directors and the Auditors           Mgmt          For                            For
       report, and approve the Company s financial
       statements and the balance sheet for the FYE
       31 DEC 2005 and the earnings of EUR 3,069,086,820.68;

O.2    Approve the appropriation of profits as follows:          Mgmt          For                            For
       net profit for the FY: EUR 3,069,086,820.68;
       retained earnings: EUR 4,439,665,572.43; distributable
       total: EUR 7,508,752,393.11; retained earnings
       account: EUR 1,114,790,006.18; dividend: EUR
       1,954,296,814.50; the reserve which amounted
       EUR 10,111,265,559.65 after allocation of the
       2004 income of EUR 9,238,209,010.49 retained
       earnings amounted to EUR 4,439,665,572.43 after
       allocation of the 2004 income EUR 5,554,455,578.61
       and, the shareholders will receive a net dividend
       of EUR 1.25, with a French Tax Code of EUR
       4.50 at the 40% allowance; this dividend will
       be paid on 06 JUN 2006

O.3    Receive the reports of the Board of Directors             Mgmt          For                            For
       and Statutory Auditors and approve the consolidated
       financial statements for the said financial
       statements and FY

O.4    Approve the Special Auditors report, in accordance        Mgmt          For                            For
       with the provisions of Article L.225-22-1,
       L.225-38 and L.225-42-1 and followings of the
       French Commercial Code

O.5    Approve to renew the term of office to Mr. Robert         Mgmt          For                            For
       A. Day as a Director for 4 years

O.6    Approve to renew the term of office to Mr. Elie           Mgmt          For                            For
       Cohen as a Director for 4 years

O.7    Appoint Mr. Gianmilio Osculati as a Director              Mgmt          For                            For
       for a 4 years

O.8    Appoint Mr. Luc Vandevelde as a Director for              Mgmt          For                            For
       a 2-year period

O.9    Approve to allocate EUR 750,000.00 to the Board           Mgmt          For                            For
       of Directors as annual fees

O.10   Approve to renew the appointment of Deloitte              Mgmt          For                            For
       and Associes Statutory Auditor for the FY s
       2006 to 2011

O.11   Approve to renew the appointment of Ernst and             Mgmt          For                            For
       Young as Statutory Auditor for the FY s 2006
       to 2011

O.12   Approve to renew the appointment of Mr. Alian             Mgmt          For                            For
       Pons as Deputy Auditor to the Company Deloitte
       Associes for the FY s 2006 to 2011

O.13   Approve to renew the appointment of Mr. Gabriel           Mgmt          For                            For
       Galet as Deputy Auditor of the Company Ernst
       & Young for the FY s 2006 to 2011

O.14   Authorize the Board, in substitution for the              Mgmt          For                            For
       authority of the general meeting on 09 MAY
       2005, to trade the Company s shares on the
       stock exchange in view of adjusting their price
       as per the following conditions: maximum purchase
       price: EUR 165.00; minimum selling price: EUR
       70.00; and, maximum number of shares 43,428,818
       to be traded  10% of the share capital ; maximum
       funds invested in the share buybacks: EUR 7,165,754,970.00;
       Authority expires at the end of 18 months
       ; and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.15   Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, on one or more occasions,
       in France or abroad, up to a maximum nominal
       amount of EUR 220,000,000.00 by way of issuing
       ordinary shares other securities giving access
       to the capital up to maximum nominal amount
       of EUR 550,000,000.00 by way of capitalizing
       reserves, profits, premiums or other means,
       provided that such issue is allowed by Law
       and under the By-Laws to be carried out through
       the issue of bonus shares or the raise of the
       par value of the existing shares; the nominal
       amount of debt securities issued shall not
       exceed EUR 6,000,000,000.00;  Authority expires
       at the end of 26 months ; this authorization
       superseded the authorization granted by Resolution
       12 of the shareholders  meeting of 29 APR 2006

E.16   Authorize the Board of Directors to increase              Mgmt          Against                        Against
       the share capital, on one or more occasions,
       in France or abroad, up to a maximum nominal
       amount of EUR 110,000,000.00 by way of issuing
       ordinary shares other securities giving access
       to the capital up to maximum nominal amount
       of EUR 600,000,000.00;  Authority expires at
       the end of 26 months ; approve that these issues
       may be achieved in consideration for securities
       which would be brought to Societe Generale
       in the framework of a public exchange offer
       initiated by the Company concerning the shares
       of another Company; this authorization superseded
       the authorization granted by Resolution 12
       of the shareholders  meeting of 29 APR 2006

E.17   Approve that the Board of Directors may decide            Mgmt          Abstain                        Against
       to increase the number of securities to be
       issued in the event of a surplus demand in
       the framework of a capital increase, for each
       of the issues with or without preferential
       subscription right of shareholder, within 30
       days of the closing of the subscription period
       and up to a maximum of 15% of general meeting
       proxy services initial issue, at the same price
       as the one of the initial issuance,  Authority
       expires at the end of 26 months ; to take all
       necessary measures and accomplish all necessary
       formalities

E.18   Authorize the Board, to increase the share capital        Mgmt          For                            For
       by up to 10%, in consideration for the contribution
       in kind granted to the Company and comprised
       of capital securities given access to share
       capital without preferential subscription right;
       Authority expires at the end of 26 months
       ; to take all necessary measures and accomplish
       all necessary formalities; authorize the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

E.19   Authorize the Board, in substitution for the              Mgmt          For                            For
       existing authority to the shareholder on 29
       APR 2004, to increase the share capital, on
       one or more occasions, at its sole discretion,
       in favor of Members of the Company or a Group
       Savings Plan belonging to Societe Generale
       or related Companies;  Authority expires at
       the end of 26 months ; for an amount that not
       exceeding EUR 16,300,000.00; and authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

E.20   Authorize the Board of Directors, in substitution         Mgmt          For                            For
       for authority granted by the shareholders
       meeting in Resolution 16 on 29 APR 2004, to
       grant in one or more transactions, in favor
       of employees and corporate officers of the
       Company and related Companies, options to subscribe
       for new shares in the Company to be issued
       through a share capital increase, or to purchase
       existing shares purchased by the Company, it
       being provided the options shall not give rights
       to a total number of shares, which shall exceed
       4% of the share capital,  Authority expires
       at the end of 26 months ; and authorize the
       Board of Directors to take all necessary measures
       and accomplish all necessary formalities

E.21   Authorize the Board, in substitution for the              Mgmt          For                            For
       authority granted by the shareholders  meeting
       in Resolution 11 on 09 MAY 2005, to grant for
       free existing or future shares, in favor of
       the Executive Employees or classed as such
       or some of the executive categories, as well
       as in favor of the Corporate Officers of the
       Company and related Companies, within the limit
       of 2% of the share capital and the ceiling
       of 4% of the capital representing on overall
       ceiling for Resolutions 20 and 21, they may
       not represent more than 4% of the share capital,
       Authority expires at the end of 26 months
       ; and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.22   Authorize the Board of Directors to cancel,               Mgmt          For                            For
       on one or more occasions, and at its sole discretion,
       all or part of the shares held by the Company
       in connection with a Stock Repurchase Plan,
       up to a maximum of 10% of the total number
       of shares, over a 24-month period;  Authority
       expires at the end of 26 months  in substitution
       for authority granted by the shareholders
       meeting in Resolution 17 on 29 APR 2004

E.23   Authorize all the powers to the bearer of an              Mgmt          For                            For
       original, a copy or extract of the minutes
       of this meeting to carry out all fillings,
       publications and other formalities prescribed
       by Law




--------------------------------------------------------------------------------------------------------------------------
 SONIC HEALTHCARE LIMITED                                                                    Agenda Number:  700825322
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q8563C107
    Meeting Type:  AGM
    Meeting Date:  24-Nov-2005
          Ticker:
            ISIN:  AU000000SHL7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive and approve the financial reports, the            Non-Voting    No vote
       Directors report and the Auditor s report of
       the Company  and the Group  for the YE 30 JUN
       2005

1.     Re-elect Mr. Chris Wilks as a Director of the             Mgmt          For                            For
       Company, who retires in accordance with Article
       71 of the Company s Constitution

2.     Re-elect Mr. Peter Campbell as a Director of              Mgmt          For                            For
       the Company, who retires in accordance with
       Article 71 of the Company s Constitution

3.     Elect Mr. Louis Panaccio as a Director of the             Mgmt          For                            For
       Company, who was appointed as a Director during
       the year and who retires in accordance with
       Article 69 of the Company s Constitution

4.     Approve, for the purpose of ASX Listing Rule              Mgmt          For                            For
       10.14, the participation by Dr. Colin Goldschmidt
       Managing Director  from 26 NOV 2007 to 24
       NOV 2008, in the Executive Incentive Plan in
       the manner as specified

5.     Approve, for the purpose of ASX Listing Rule              Mgmt          For                            For
       10.14, the participation by Mr. Chris Wilks
       Finance Director  from 26 NOV 2007 to 24 NOV
       2008, in the Executive Incentive Plan in the
       manner as specified

6.     Adopt the remuneration report for the YE 30               Mgmt          For                            For
       JUN 2005




--------------------------------------------------------------------------------------------------------------------------
 SPIRAX-SARCO ENGINEERING PLC                                                                Agenda Number:  700915640
--------------------------------------------------------------------------------------------------------------------------
        Security:  G83561103
    Meeting Type:  AGM
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  GB0008347048
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the Directors  report and             Mgmt          For                            For
       accounts for the YE 31 DEC 2005

2.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 DEC 2005 as specified in the annual
       report and accounts

3.     Declare a final dividend                                  Mgmt          For                            For

4.     Re-appoint Mr. E. Lindh as a Director                     Mgmt          For                            For

5.     Re-appoint Mr. W.H. Whiteley as a Director                Mgmt          For                            For

6.     Re-appoint KPMG Audit PLC as the Auditors of              Mgmt          For                            For
       the Company until the conclusion of the next
       general meeting at which accounts are laid
       before the Company at a remuneration to be
       determined by the Audit Committee

7.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       80 of the Companies Act 1985 and in accordance
       with Article 6 of the Company s Articles of
       Association, to allot relevant securities up
       to a maximum nominal amount of GBP 6,300,000;
       Authority expires earlier at the conclusion
       of the AGM in 2007 or on 09 AUG 2007

S.8    Authorize the Directors, in accordance with               Mgmt          For                            For
       Article 7 of the Company s Articles of Association,
       and pursuant to Section 95 of the Companies
       Act 1985, to allot equity securities for cash
       Section 94(3A) of the Companies Act 1985
       disapplying the statutory pre-emption rights
       Section 89(1) , provided that this power is
       limited to the allotment of equity securities:
       a) in connection with a rights issue in favor
       of ordinary shareholders; b) up to a maximum
       nominal amount of GBP 960,000;  Authority expires
       the earlier of the conclusion of the AGM of
       the Company in 2007 or 09 AUG 2007 ; and the
       Directors may allot equity securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

9.     Authorize the Directors to exercise powers conferred      Mgmt          For                            For
       upon them by Article 109 of the Company s Articles
       of Association in respect of any dividends
       declared or paid in respect of the FYE on 31
       DEC 2010

S.10   Authorize the Company, in accordance with Article         Mgmt          For                            For
       11 of its Articles of Association and the Companies
       Act 1985, to make market purchases  Section
       163 of the Companies Act 1985  of up to 7,700,000
       ordinary shares of 25p each in the capital
       of the Company, at a minimum price of 25p per
       ordinary share and up to 105% of the average
       middle market quotations for such shares derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company in 2007 or 09 AUG 2007 ;
       the Company, before the expiry, may make a
       contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry




--------------------------------------------------------------------------------------------------------------------------
 ST. GEORGE BANK LTD                                                                         Agenda Number:  700839701
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q8757F106
    Meeting Type:  AGM
    Meeting Date:  16-Dec-2005
          Ticker:
            ISIN:  AU000000SGB0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and the Directors        Non-Voting    No vote
       report for the YE 30 SEP 2005 together with
       the Directors  declaration and the Auditor
       s report on the financial statements

2.A    Re-elect Mr. J.M. Thame as a Director of the              Mgmt          For                            For
       Bank, who retires in accordance with Article
       73(1) of the Bank s Constitution

2.B    Re-elect Mr. P.D.R. Isherwood as a Director               Mgmt          For                            For
       of the Bank, who retires in accordance with
       Article 73(1) of the Bank s Constitution

2.C    Re-elect Mr. G.J. Reaney as a Director of the             Mgmt          For                            For
       Bank, who retires in accordance with Article
       73(1) of the Bank s Constitution

3.     Adopt the remuneration report for the YE 30               Mgmt          For                            For
       SEP 2005

4.     Approve the issue of up to 100,000 ordinary               Mgmt          For                            For
       shares over the next 3 years to the Bank s
       Director, Mrs. Gail Kelly in respect of any
       part of her short term incentive exceeding
       100% of her total employment cost, in the manner
       set out as specified, including for the purpose
       of ASX Listing Rule 10.14

5.     Approve the aggregate sum payable for the remuneration    Mgmt          For                            For
       of Non-Executive Directors in any FY after
       the date of this resolution and including the
       Bank s FY 2005/2006 be increased by AUD 500,000
       from an amount of AUD 2,000,000 per annum to
       a total sum not exceeding AUD 2,500,000 per
       annum, such sum to inclusive of all statutory
       superannuation guarantee contributions that
       the bank makes on behalf of the Directors




--------------------------------------------------------------------------------------------------------------------------
 STAGECOACH HLDGS PLC                                                                        Agenda Number:  700780857
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8403M159
    Meeting Type:  AGM
    Meeting Date:  26-Aug-2005
          Ticker:
            ISIN:  GB00B01NL717
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and statutory            Mgmt          For                            For
       reports

2.     Approve the remuneration report                           Mgmt          For                            For

3.     Declare final dividend of 2.3 pence per ordinary          Mgmt          For                            For
       share

4.     Re-elect Mr. Iain Duffin as a Director                    Mgmt          For                            For

5.     Re-elect Mr. Brian Souter as a Director                   Mgmt          For                            For

6.     Re-elect Mr. Ewan Brown as a Director                     Mgmt          For                            For

7.     Re-elect Mr. Ann Gloag as a Director                      Mgmt          For                            For

8.     Re-elect Mr. Robert Speirs as a Director                  Mgmt          For                            For

9.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of the Company

10.    Authorize the Board to fix remuneration of the            Mgmt          For                            For
       Auditors

11.    Approve the Stagecoach Group Plc 2005 Executive           Mgmt          For                            For
       Participation Plan

12.    Approve the Stagecoach Group Plc 2005 Long Term           Mgmt          For                            For
       Incentive Plan

13.    Authorize issue of equity or equity-linked securities     Mgmt          For                            For
       with Pre-emptive Rights up to aggregate nominal
       amount of GBP 2,252,095

14.    Authorize issue of equity or equity-linked securities     Mgmt          For                            For
       without Pre-emptive Rights up to aggregate
       nominal amount of GBP 337,814

15.    Authorize market purchases of up to 10% of the            Mgmt          For                            For
       issued share capital

16.    Adopt new Articles of Association                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 STORA ENSO OYJ, HELSINKI                                                                    Agenda Number:  700877232
--------------------------------------------------------------------------------------------------------------------------
        Security:  X21349117
    Meeting Type:  AGM
    Meeting Date:  21-Mar-2006
          Ticker:
            ISIN:  FI0009005961
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE.

1.     Adopt the accounts                                        Mgmt          For                            For

2.     Approve the actions on profit or loss and to              Mgmt          For                            For
       pay a dividend of EUR 0.45 per share

3.     Approve the payment of dividend                           Mgmt          For                            For

4.     Grant discharge from liability                            Mgmt          Abstain                        Against

5.     Approve the number of Members of the Board of             Mgmt          For                            For
       Directors

6.     Approve the number of the Auditors                        Mgmt          For                            For

7.     Approve the remuneration of the Board Members             Mgmt          Abstain                        Against

8.     Approve the remuneration of the Auditors                  Mgmt          Abstain                        Against

9.     Elect the Board                                           Mgmt          For                            For

10.    Elect the Auditors                                        Mgmt          For                            For

11.    Appoint the Nomination Committee                          Mgmt          For                            For

12.    Approve to decrease share capital by canceling            Mgmt          For                            For
       Company s own shares

13.    Authorize the Board to decide on acquiring Company        Mgmt          For                            For
       s own shares

14.    Authorize the Board to decide on disposing Company        Mgmt          For                            For
       s own shares

15.    PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL:         Shr           Against                        For
       Approve the proposal made by shareholders Matti
       Liimatainen and Anniina Kappi




--------------------------------------------------------------------------------------------------------------------------
 STORK NV (FORMERLY VERENIGDE MACHINEFABRIEKEN STORK NV)                                     Agenda Number:  700876141
--------------------------------------------------------------------------------------------------------------------------
        Security:  N92876155
    Meeting Type:  OGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  NL0000390664
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening/announcements                                     Non-Voting    No vote

2.     Approve the report by the Board of Management             Non-Voting    No vote
       on the FY 2005

3.     Approve the Corporate Governance                          Mgmt          For                            For

4.     Approve the financial statement for Stork N.V.            Mgmt          For                            For
       for 2005

5.     Approve the Reservation and Dividend Policy               Non-Voting    No vote

6.     Approve to determine the dividend and pay date            Mgmt          For                            For
       for 2005

7.     Grant discharge to the Members of the Board               Mgmt          For                            For
       of Management for 2005

8.     Grant discharge to the Members of the Supervisory         Mgmt          For                            For
       Board for 2005

9.     Approve the discussion of strategy of Stork               Non-Voting    No vote

10.a   Approve the repayment to shareholders and amend           Mgmt          For                            For
       the Articles of Association

10.b   Grant authority to purchase shares                        Mgmt          For                            For

11.    Appoint Mr. C.J. Van Den Driest as a Member               Mgmt          For                            For
       of the Supervisory Board

12.    Re-appoint the External Auditor                           Mgmt          For                            For

13.a   Authorize the Board of Management to issue ordinary       Mgmt          Against                        Against
       shares and cumulative preference shares A;
       Authority expires at the end of 18 months

13.b   Authorize the Board of Management to restrict             Mgmt          Against                        Against
       or exclude the right of preference on the issue
       of ordinary shares;  Authority expires at the
       end of 18 months

14.    Questions/Closing                                         Non-Voting    No vote

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 06 MAR 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF THE RECORD DATE. PLEASE ALSO NOTE THE NEW
       CUT-OFF 01 MAR 2006 . IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU

       PLEASE NOTE THAT THIS IS AN AGM                           Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SUN HUNG KAI PROPERTIES LTD                                                                 Agenda Number:  700817527
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y82594121
    Meeting Type:  AGM
    Meeting Date:  08-Dec-2005
          Ticker:
            ISIN:  HK0016000132
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the report of the Directors           Mgmt          For                            For
       and the audited accounts for the YE 30 JUN
       2005

2.     Declare a final dividend                                  Mgmt          For                            For

3.1.A  Re-elect Dr. Li Ka-Cheung, Eric as a Director             Mgmt          For                            For

3.1.B  Re-elect Professor Wong Yue-Chim, Richard as              Mgmt          For                            For
       a Director

3.1.C  Re-elect Dr. Lee Shau-Kee as a Director                   Mgmt          For                            For

3.1.D  Re-elect Mr. Chan Kui-Yuen, Thomas as a Director          Mgmt          For                            For

3.1.E  Re-elect Mr. Chan Kui-Ming as a Director                  Mgmt          For                            For

3.1.F  Re-elect Mr. Kwong Chun as a Director                     Mgmt          For                            For

3.1.G  Re-elect Mr. Wong Yick-Kam, Michael as a Director         Mgmt          For                            For

3.1.H  Re-elect Mr. Wong Chik-Wing, Mike as a Director           Mgmt          For                            For

3.2    Approve to fix the Directors  remuneration                Mgmt          For                            For

4.     Re-appoint the Auditors and authorize the Board           Mgmt          For                            For
       of Directors of the Company to fix their remuneration

5.     Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       shares of the Company during the relevant period,
       on The Stock Exchange of Hong Kong Limited
       or any other stock exchange recognized for
       this purpose by the Securities and Futures
       Commission of Hong Kong and The Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on share repurchases, pursuant to the approval
       of this resolution, not exceeding 10% of the
       aggregate nominal amount of the issued share
       capital of the Company;  Authority expires
       the earlier of the conclusion of next AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       to be held by its Articles of Association or
       by the Laws of Hong Kong

6.     Authorize the Directors, in addition to any               Mgmt          Against                        Against
       other authority, to allot, issue and deal with
       additional shares in the capital of the Company
       and make or grant offers, agreements and options,
       including warrants, during and after the relevant
       period, not exceeding 10% of the aggregate
       nominal amount of the issued share capital
       of the Company; plus b) the nominal amount
       of share capital repurchased by the Company
       up to 10% of the aggregate nominal amount
       of the issued share capital of the Company
       , otherwise than pursuant to i) a rights issue;
       or ii) any option scheme or similar arrangement
       for the time being adopted for the grant or
       issue to officers and/or employees of the Company
       and/or any of its subsidiaries of shares or
       rights to acquire shares of the Company ; or
       iii) any scrip dividend or similar arrangement
       providing for the allotment of shares in lieu
       of the whole or part of a dividend on shares
       of the Company in accordance with the Articles
       of Association of the Company;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM is required by its
       Articles of Association or by the Laws of Hong
       Kong to be held

7.     Authorize the Directors to exercise the powers            Mgmt          Against                        Against
       of the Company referred to in Resolution 6
       in the notice convening this meeting in respect
       of the share capital of the Company




--------------------------------------------------------------------------------------------------------------------------
 SUNCORP METWAY LIMITED                                                                      Agenda Number:  700809900
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q8802S103
    Meeting Type:  AGM
    Meeting Date:  26-Oct-2005
          Ticker:
            ISIN:  AU000000SUN6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the reports          Mgmt          For                            For
       of the Directors and the Auditors for the YE
       30 JUN 2005

2.     Adopt the remuneration report for the YE 30               Mgmt          For                            For
       JUN 2005

3.A    Re-elect Dr. Cherrell Hirst as a Directors,               Mgmt          For                            For
       who retires by rotation, in accordance with
       Article 14(5) of the Company s Constitution

3.B    Re-elect Mr. Christopher Skilton as a Directors,          Mgmt          For                            For
       who retires by rotation, in accordance with
       Article 14(5) of the Company s Constitution

3.C    Elect Dr. Zygmunt E. Switkowski as a Directors,           Mgmt          For                            For
       who have been appointed to the Board since
       the last AGM of the Company, who retires in
       accordance with Article 14(5) of the Company
       s Constitution




--------------------------------------------------------------------------------------------------------------------------
 SUNTRUST BANKS, INC.                                                                        Agenda Number:  932446582
--------------------------------------------------------------------------------------------------------------------------
        Security:  867914103
    Meeting Type:  Annual
    Meeting Date:  18-Apr-2006
          Ticker:  STI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J. HYATT BROWN*                                           Mgmt          For                            For
       ALSTON D. CORRELL*                                        Mgmt          For                            For
       DAVID H. HUGHES*                                          Mgmt          For                            For
       E. NEVILLE ISDELL*                                        Mgmt          For                            For
       G. GILMER MINOR, III*                                     Mgmt          For                            For
       THOMAS M. GARROTT**                                       Mgmt          For                            For

02     PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERSMgmt          For                            For
       LLP AS INDEPENDENT AUDITORS FOR 2006.

03     SHAREHOLDER PROPOSAL THAT DIRECTORS BE ELECTED            Shr           For                            Against
       ANNUALLY.




--------------------------------------------------------------------------------------------------------------------------
 SWIRE PAC LTD                                                                               Agenda Number:  700875593
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y83310105
    Meeting Type:  EGM
    Meeting Date:  01-Mar-2006
          Ticker:
            ISIN:  HK0019000162
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the entering into the Acquisition Agreement       Mgmt          For                            For
       by Swire Properties and Swire Pacific and the
       transactions, terms as specified




--------------------------------------------------------------------------------------------------------------------------
 SWIRE PAC LTD                                                                               Agenda Number:  700933573
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y83310105
    Meeting Type:  AGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  HK0019000162
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Declare the final dividends                               Mgmt          For                            For

2.A    Re-elect Mr. D Ho as a Director                           Mgmt          For                            For

2.B    Re-elect Mr. J.W.J. Hughes-Hallett as a Director          Mgmt          For                            For

2.C    Re-elect Mr. K.G. Kerr as a Director.                     Mgmt          For                            For

2.D    Re-elect Mr. C.K.M. Kwok as a Director                    Mgmt          For                            For

2.E    Re-elect Mr. M.M.T. Yang as a Director                    Mgmt          For                            For

2.F    Elect Mr. P.N.L Chen as a Director                        Mgmt          For                            For

2.G    Elect Mr. C.D Pratt as a Director                         Mgmt          For                            For

3.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       and authorize the Directors to fix their remuneration

4.     Authorize the Directors of the Company, during            Mgmt          For                            For
       the relevant period to make on-market share
       repurchases  within the meaning of the code
       on share repurchases  up to 10 % of the aggregate
       nominal amount of the shares of that class
       in issue at the date of passing this Resolution;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by Law to be held

5.     Authorize the Directors of the Company to allot,          Mgmt          Against                        Against
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding 20% of the aggregate
       nominal amount of the share of any class so
       allotted  or so agreed conditionally or unconditionally
       to be allotted  pursuant to this Resolution
       wholly for cash shall not exceed 5% of the
       aggregate nominal amount of the shares of that
       class in issue at the date of passing this
       Resolution;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       Law to be held

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE RECORD DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN CEMENT CORP                                                                          Agenda Number:  700975925
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8415D106
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  TW0001101004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 308340 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the 2005 operating results and financial          Mgmt          For                            For
       statements, allocation of income and dividends

2.     Approve to issue new shares from capital surplus          Mgmt          For                            For

3.     Amend the Articles of Association                         Mgmt          For                            For

4.     Amend the endorsement and guarantee operating             Mgmt          For                            For
       guidelines

5.     Approve to increase the investment limit in               Mgmt          For                            For
       China to 40% of the Company s net assets

6.1    Elect Mr. Koo Cheng-Yun as the Chairman and               Mgmt          For                            For
       President

6.2    Elect Mr. Chang An Ping as the Vice Chairman              Mgmt          For                            For

6.3    Elect Mr. Yeh Ming-Hsun as a Managing Director            Mgmt          For                            For

6.4    Elect Messrs. Goldsun Development & Construction          Mgmt          For                            For
       Co., Ltd as a Managing Director

6.5    Elect Mr. Chen Chien-Tong as a Managing Director          Mgmt          For                            For

6.6    Elect Mr. Chang Yong as a Director                        Mgmt          For                            For

6.7    Elect Mr. Chen The-jen as a Director                      Mgmt          For                            For

6.8    Elect Mr. Chang Yao-Tang as a Director                    Mgmt          For                            For

6.9    Elect Mr. Kenneth C.M. Lo as a Director                   Mgmt          For                            For

6.10   Elect Mr. Eric T. Wu as a Director                        Mgmt          For                            For

6.11   Elect Mr. Hsieh Chi-Chia as a Director                    Mgmt          For                            For

6.12   Elect Mr. John T. Yu  Tzun-yen, Yu  as a Director         Mgmt          For                            For

6.13   Elect Mr. Jennifer Lin, Esq as a Director                 Mgmt          For                            For

6.14   Elect Mr. Weijian Shan as a Director                      Mgmt          For                            For

6.15   Elect Mr. Lin Nan-Chou as a Director                      Mgmt          For                            For

6.16   Elect Mr. Chang Yung Ping as the Managing Supervisor      Mgmt          For                            For

6.17   Elect Mr. Chen Chi-Te as a Supervisor                     Mgmt          For                            For

6.18   Elect Mr. Chao Koo Hwai-Chen as a Supervisor              Mgmt          For                            For

7.     Approve to release the restrictions of competitive        Mgmt          For                            For
       activities of Directors

8.     Other business                                            Other         For                            *

       PLEASE NOTE THAT THE DIRECTORS WILL BE ELECTED            Non-Voting    No vote
       BY CUMULATIVE VOTING. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN FERTILIZER CO LTD                                                                    Agenda Number:  700948916
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y84171100
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2006
          Ticker:
            ISIN:  TW0001722007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 295721 DUE TO ADDITIONAL RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Approve the 2005 business operations                      Mgmt          For                            For

1.2    Receive the Supervisors review of year 2005               Mgmt          For                            For
       financial report

2.1    Approve the 2005 financial statements                     Mgmt          For                            For

2.2    Approve the 2005 earnings distributions  cash             Mgmt          For                            For
       dividend TWD 2.2 per share

2.3    Amend the Memorandum and the Articles of Associations     Mgmt          For                            For

3.     Special motions                                           Other         For                            *

       PLEASE NOTE THAT UNDER LATEST AMENDMENT TO ARTICLE        Non-Voting    No vote
       172-1 AND 192-1 OF THE COMPANY LAW, ANY SHAREHOLDER
       POSSESSING 1% OR MORE OF TOTAL ISSUED SHARES
       IS GIVEN THE RIGHTS  SUBJECT TO CERTAIN CONDITIONS
       AND LIMITATIONS  :1) SUBMIT ONE PROPOSAL, CONSTRAINED
       WITHIN 300 CHINESE CHARACTERS, TO SHAREHOLDERS
       MEETING FOR THE DISCUSSION AND2) NOMINNATE
       TO THE COMPANY CANDIDATES FOR ELECTION OF DIRECTORS
       AT SHAREHOLDERS MEETING. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD                                                   Agenda Number:  700937951
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y84629107
    Meeting Type:  AGM
    Meeting Date:  16-May-2006
          Ticker:
            ISIN:  TW0002330008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 289134 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    Approve 2005 business operations                          Mgmt          For                            For

A.2    Approve the 2005 audited reports                          Mgmt          For                            For

A.3    Approve the status of 2005 acquisition or disposal        Mgmt          For                            For
       of assets report with the affiliated parties

A.4    Approve the status of endorsements and guarantee          Mgmt          For                            For

B.1    Approve the 2005 business reports and financial           Mgmt          For                            For
       statements

B.2.1  Approve the 2005 profit distribution proposed             Mgmt          For                            For
       cash dividend TWD 2.5 per share

B.2.2  Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, staff bonus and capital reserves,
       proposed stock dividend: 15 for 1,000 shares
       held, proposed bonus issue: 15 for 1,000 shares
       held

B.2.3  Amend the Articles of Incorporation                       Mgmt          For                            For

B.3.1  Elect  Mr. Morris Chang as a Director, shareholder        Mgmt          For                            For
       ID: 4515

B.3.2  Elect Mr. J.C. Lobbezoo as a Director, shareholder        Mgmt          For                            For
       ID: 2  Representative of Koninklijke Philips
       Electronics N V

B.3.3  Elect Mr. F.C. Tseng as a Director, shareholder           Mgmt          For                            For
       ID: 104

B.3.4  Elect Mr. Stan Shih as a Director, shareholder            Mgmt          For                            For
       ID: 534770

B.3.5  Elect Mr. Chintay Shih as a Director, shareholder         Mgmt          For                            For
       ID: 1  Representative of Development Fund,
       Executive Yuan

B.3.6  Elect Sir Peter Leahy Bonfield as a Director,             Mgmt          For                            For
       shareholder ID: 500166059

B.3.7  Elect Mr. Lester Carl Thurow as a Director,               Mgmt          For                            For
       shareholder ID: 102505482

B.3.8  Elect Mr. Rick Tsai as a Director, shareholder            Mgmt          For                            For
       ID: 7252

B.3.9  Elect Mr. Carleton  Carly  S. Fiorina as a Director,      Mgmt          For                            For
       shareholder ID: 026323305

B3.10  Elect Mr. James C. Ho as a Supervisor, shareholder        Mgmt          For                            For
       ID: 1  Representative of Development Fund,
       Executive Yuan

B3.11  Elect Mr. Michael E. Porter as a Supervisor,              Mgmt          For                            For
       shareholder ID: 158611569

B.4    Extraordinary Motions                                     Other         For                            *

       PLEASE NOTE THAT FOR THE RESOLUTION REGARDING             Non-Voting    No vote
       ELECTION OF DIRECTORS AND SUPERVISORS, YOU
       MAY VOTE THE SHARE AMOUNT CALCULATED BY MULTIPLYING
       YOUR RESPECTIVE SHARE POSITION BY THE NUMBER
       OF DIRECTORS AND SUPERVISORS THAT WILL BE ELECTED
       TO THE BOARD, WHICH IS 11 IN THIS CASE. PLEASE
       NOTE THAT STANDING INSTRUCTIONS HAVE BEEN REMOVED
       FOR THIS MEETING. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO AN             Non-Voting    No vote
       ADDITIONAL COMMENT. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN SEMICONDUCTOR MFG. CO. LTD.                                                          Agenda Number:  932504182
--------------------------------------------------------------------------------------------------------------------------
        Security:  874039100
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  TSM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO ACCEPT 2005 BUSINESS REPORT AND FINANCIAL              Mgmt          For                            For
       STATEMENTS.

02     TO APPROVE THE PROPOSAL FOR DISTRIBUTION OF               Mgmt          For                            For
       2005 PROFITS.

03     TO APPROVE THE CAPITALIZATION OF 2005 DIVIDENDS,          Mgmt          For                            For
       2005 EMPLOYEE PROFIT SHARING, AND CAPITAL SURPLUS.

04     TO APPROVE REVISIONS TO THE ARTICLES OF INCORPORATION.    Mgmt          For                            For

05     DIRECTOR
       MORRIS CHANG*                                             Mgmt          For                            For
       J.C. LOBBEZOO*+                                           Mgmt          For                            For
       F.C. TSENG*                                               Mgmt          For                            For
       STAN SHIH*                                                Mgmt          For                            For
       CHINTAY SHIH*++                                           Mgmt          For                            For
       SIR PETER L. BONFIELD*                                    Mgmt          For                            For
       LESTER CARL THUROW*                                       Mgmt          For                            For
       RICK TSAI*                                                Mgmt          For                            For
       CARLETON S. FIORINA*                                      Mgmt          For                            For
       JAMES C. HO**++                                           Mgmt          For                            For
       MICHAEL E. PORTER**                                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TELECOM CORP NEW ZEALAND LTD                                                                Agenda Number:  700801358
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q89499109
    Meeting Type:  AGM
    Meeting Date:  06-Oct-2005
          Ticker:
            ISIN:  NZTELE0001S4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize Board to Fix The Remuneration of the            Mgmt          For                            For
       Auditors

2.     Elect Mr. Roderick Deane as Director                      Mgmt          For                            For

3.     Elect Mr. Paul Baines as Director                         Mgmt          For                            For

4.     Elect Ms. Patsy Reddy as Director                         Mgmt          For                            For

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 254767 DUE TO CHANGE IN THE AGENDA. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TELEKOMUNIKACJA POLSKA S A                                                                  Agenda Number:  700927481
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6669J101
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  PLTLKPL00017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting                                    Mgmt          For                            For

2.     Elect the meeting Chairman                                Mgmt          For                            For

3.     Approve the meeting has been convened in conformity       Mgmt          For                            For
       of regulations and assuming its capability
       to pass valid resolutions

4.     Approve the agenda of meeting                             Mgmt          For                            For

5.     Elect the members of Voting Commission                    Mgmt          For                            For

6.1    Receive financial statements and the management           Mgmt          For                            For
       Board report on the Company s operations in
       2005

6.2    Receive the management Board motion on distribution       Mgmt          For                            For
       of profits and designation of part of reserve
       capital for dividend payment

6.3    Receive the supervisory board opinion on management       Mgmt          For                            For
       Board report on the Company activity in 2005
       and financial statement and the motion on distribution
       of profits and designation of part of reserve
       capital for dividend payment

6.4    Receive the Supervisory Board opinion on the              Mgmt          For                            For
       Company s activity in 2005

6.5    Receive the management Board motion to cover              Mgmt          For                            For
       losses from previous years

6.6    Approve the management Board report on Telekomunikacja    Mgmt          For                            For
       Polska Capital Group s activity and consolidated
       financial statement for 2005

6.7    Receive the supervisory Board opinion on the              Mgmt          For                            For
       management board report on Telekomunikacja
       Polska Capital Group s activity and consolidated
       financial statement for 2005

6.8    Receive the Supervisory Board s report on its             Mgmt          For                            For
       activity in 2005

7.1    Approve the management Board report on the Company        Mgmt          For                            For
       s activity in 2005

7.2    Approve the financial statements for 2005                 Mgmt          For                            For

7.3    Approve the allocation of income and dividends            Mgmt          For                            For
       of PLN 1 per share

7.4    Approve the covering of losses from previous              Mgmt          For                            For
       years

7.5    Approve the management Board report on Telekomunikacja    Mgmt          For                            For
       Polska Capital Group s activity in 2005

7.6    Approve the consolidated financial statements             Mgmt          For                            For
       for 2005

7.7    Grant discharge of the Management and the Supervisory     Mgmt          For                            For
       Boards

8.1    Approve the issuance of convertible bonds  as             Mgmt          Abstain                        Against
       part of Incentive plan for key employees

8.2    Approve the creation of PLN 21.4 million pool             Mgmt          For                            For
       of conditional capital to guarantee conversion
       rights  in connection with proposed Incentive
       Plan

8.3    Amend the Statute regarding PLN 21.4 million              Mgmt          For                            For
       increase in share capital  in connection with
       proposed Incentive Plan

8.4    Receive the management Board explanation regarding        Mgmt          For                            For
       exclusion of preemptive rights and means of
       determining share issue price  in connection
       with proposed Incentive Plan

8.5    Approve to disapply preemptive rights with respect        Mgmt          Abstain                        Against
       to issuance of Series B shares  in connection
       with proposed Incentive Plan

9.     Elect the Supervisory Board                               Mgmt          For                            For

10.    Close the meeting                                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TEMPLE-INLAND INC.                                                                          Agenda Number:  932457991
--------------------------------------------------------------------------------------------------------------------------
        Security:  879868107
    Meeting Type:  Annual
    Meeting Date:  05-May-2006
          Ticker:  TIN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CASSANDRA C. CARR                                         Mgmt          For                            For
       JAMES T. HACKETT                                          Mgmt          For                            For
       ARTHUR TEMPLE, III                                        Mgmt          For                            For
       LARRY E. TEMPLE                                           Mgmt          For                            For

02     PROPOSAL TO RATIFY THE SELECTION OF ERNST &               Mgmt          For                            For
       YOUNG LLP AS REGISTERED INDEPENDENT PUBLIC
       ACCOUNTING FIRM OF TEMPLE-INLAND INC. FOR THE
       FISCAL YEAR ENDING DECEMBER 30, 2006.




--------------------------------------------------------------------------------------------------------------------------
 THE BANK OF NEW YORK COMPANY, INC.                                                          Agenda Number:  932451595
--------------------------------------------------------------------------------------------------------------------------
        Security:  064057102
    Meeting Type:  Annual
    Meeting Date:  11-Apr-2006
          Ticker:  BK
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MR. BIONDI                                                Mgmt          For                            For
       MR. DONOFRIO                                              Mgmt          For                            For
       MR. HASSELL                                               Mgmt          For                            For
       MR. KOGAN                                                 Mgmt          For                            For
       MR. KOWALSKI                                              Mgmt          For                            For
       MR. LUKE                                                  Mgmt          For                            For
       MR. MALONE                                                Mgmt          For                            For
       MR. MYNERS                                                Mgmt          For                            For
       MS. REIN                                                  Mgmt          For                            For
       MR. RENYI                                                 Mgmt          For                            For
       MR. RICHARDSON                                            Mgmt          For                            For
       MR. ROBERTS                                               Mgmt          For                            For
       MR. SCOTT                                                 Mgmt          For                            For
       MR. VAUGHAN                                               Mgmt          For                            For

02     RATIFICATION OF AUDITORS.                                 Mgmt          For                            For

03     SHAREHOLDER PROPOSAL WITH RESPECT TO CUMULATIVE           Shr           For                            Against
       VOTING.

04     SHAREHOLDER PROPOSAL WITH RESPECT TO REIMBURSEMENT        Shr           Against                        For
       OF EXPENSES OF OPPOSITION CANDIDATES FOR THE
       BOARD.




--------------------------------------------------------------------------------------------------------------------------
 THE COCA-COLA COMPANY                                                                       Agenda Number:  932417719
--------------------------------------------------------------------------------------------------------------------------
        Security:  191216100
    Meeting Type:  Consent
    Meeting Date:  13-Jan-2006
          Ticker:  KO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     I WOULD LIKE TO OPT OUT OF RECEIVING THE COCA-COLA        Mgmt          Against                        Against
       COMPANY S SUMMARY ANNUAL REPORT IN THE MAIL.




--------------------------------------------------------------------------------------------------------------------------
 THE COCA-COLA COMPANY                                                                       Agenda Number:  932446570
--------------------------------------------------------------------------------------------------------------------------
        Security:  191216100
    Meeting Type:  Annual
    Meeting Date:  19-Apr-2006
          Ticker:  KO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       HERBERT A. ALLEN                                          Mgmt          For                            For
       RONALD W. ALLEN                                           Mgmt          For                            For
       CATHLEEN P. BLACK                                         Mgmt          For                            For
       BARRY DILLER                                              Mgmt          For                            For
       E. NEVILLE ISDELL                                         Mgmt          For                            For
       DONALD R. KEOUGH                                          Mgmt          For                            For
       DONALD F. MCHENRY                                         Mgmt          For                            For
       SAM NUNN                                                  Mgmt          For                            For
       JAMES D. ROBINSON III                                     Mgmt          For                            For
       PETER V. UEBERROTH                                        Mgmt          For                            For
       JAMES B. WILLIAMS                                         Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS

03     APPROVAL OF AN AMENDMENT TO THE 1989 RESTRICTED           Mgmt          For                            For
       STOCK AWARD PLAN OF THE COCA-COLA COMPANY

04     SHAREOWNER PROPOSAL REGARDING CHARITABLE CONTRIBUTIONS    Shr           Against                        For

05     SHAREOWNER PROPOSAL THAT COMPANY REPORT ON IMPLEMENTATION Shr           Against                        For
       OF BEVERAGE CONTAINER RECYCLING STRATEGY

06     SHAREOWNER PROPOSAL REGARDING RESTRICTED STOCK            Shr           Against                        For

07     SHAREOWNER PROPOSAL REGARDING ENVIRONMENTAL               Shr           Against                        For
       IMPACTS OF OPERATIONS IN INDIA

08     SHAREOWNER PROPOSAL REGARDING AN INDEPENDENT              Shr           Against                        For
       DELEGATION OF INQUIRY TO COLOMBIA




--------------------------------------------------------------------------------------------------------------------------
 THE DOW CHEMICAL COMPANY                                                                    Agenda Number:  932461318
--------------------------------------------------------------------------------------------------------------------------
        Security:  260543103
    Meeting Type:  Annual
    Meeting Date:  11-May-2006
          Ticker:  DOW
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JACQUELINE K. BARTON                                      Mgmt          For                            For
       JAMES A. BELL                                             Mgmt          For                            For
       BARBARA H. FRANKLIN                                       Mgmt          For                            For
       ANDREW N. LIVERIS                                         Mgmt          For                            For
       GEOFFERY E. MERSZEI                                       Mgmt          For                            For
       J. PEDRO REINHARD                                         Mgmt          For                            For
       RUTH G. SHAW                                              Mgmt          For                            For
       PAUL G. STERN                                             Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT        Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM.

03     STOCKHOLDER PROPOSAL ON BHOPAL.                           Shr           Against                        For

04     STOCKHOLDER PROPOSAL ON GENETICALLY ENGINEERED            Shr           Against                        For
       SEED.

05     STOCKHOLDER PROPOSAL ON CHEMICALS WITH LINKS              Shr           Against                        For
       TO RESPIRATORY PROBLEMS.

06     STOCKHOLDER PROPOSAL ON SECURITY OF CHEMICAL              Shr           Against                        For
       FACILITIES.




--------------------------------------------------------------------------------------------------------------------------
 THE SERVICEMASTER COMPANY                                                                   Agenda Number:  932464972
--------------------------------------------------------------------------------------------------------------------------
        Security:  81760N109
    Meeting Type:  Annual
    Meeting Date:  05-May-2006
          Ticker:  SVM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       EILEEN A. KAMERICK                                        Mgmt          For                            For
       J. PATRICK SPAINHOUR                                      Mgmt          For                            For
       DAVID K. WESSNER                                          Mgmt          For                            For

02     APPROVE THE CORPORATE PERFORMANCE PLAN.                   Mgmt          For                            For

03     RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE               Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS.

04     SHAREHOLDER PROPOSAL REGARDING ANNUAL ELECTION            Shr           For
       OF DIRECTORS.

05     SHAREHOLDER PROPOSAL REGARDING REPORT ON DISCONTINUANCE   Shr           Against                        For
       OF THE USE OF LAWNCARE PESTICIDES.




--------------------------------------------------------------------------------------------------------------------------
 THE SIAM COMMERCIAL BANK PUBLIC CO LTD                                                      Agenda Number:  700905459
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7905M113
    Meeting Type:  AGM
    Meeting Date:  04-Apr-2006
          Ticker:
            ISIN:  TH0015010018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 290951 DUE TO CHANGE IN NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE             Non-Voting    No vote
       ALLOWED FOR THIS MEETING. THANK YOU.

1.     Approve the minutes of the AGM of shareholders            Mgmt          For                            For
       No 182 held on 05 APR 2005

2.     Receive the annual report prepared by the Board           Mgmt          For                            For
       of Directors for the FY 2005

3.     Approve the financial statements and statutory            Mgmt          For                            For
       reports for the FYE 31 DEC 2005

4.     Approve to allocate the income and payment of             Mgmt          For                            For
       normal dividend of THB 2 per share; special
       dividend THB 1 per share

5.     Approve the distribution of the Director s bonus          Mgmt          For                            For
       and to inform the Directors  remuneration for
       year 2006

6.1    Re-elect Mr. Bodin Asavanich as a Director                Mgmt          For                            For

6.2    Re-elect Mr. Puntip Surathin as a Director                Mgmt          For                            For

6.3    Re-elect Mr. Maris Samaram as a Director                  Mgmt          For                            For

6.4    Re-elect Mr. Tiraphot Vajrabhaya as a Director            Mgmt          For                            For

6.5    Re-elect Mr. Pichai Chunhavajira as a Director            Mgmt          For                            For

7.     Approve the issuance of debentures and/or subordinated,   Mgmt          For                            For
       short-term, other types of debentures in the
       amount not exceeding THB 100,000 million or
       equivalent in any other foreign currency

8.     Appoint Deloitee Touche Tohmatsu Jaiyos as the            Mgmt          For                            For
       Auditors and approve to fix their remuneration

9.     Amend Clause 4 of the Memorandum of Association           Mgmt          For                            For
       in line with conversion of preferred shares

       PLEASE NOTE THAT THIS IS A REVISION DUE TO REVISED        Non-Voting    No vote
       WORDINGS IN RESOLUTION 7. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 THE SOUTHERN COMPANY                                                                        Agenda Number:  932490282
--------------------------------------------------------------------------------------------------------------------------
        Security:  842587107
    Meeting Type:  Annual
    Meeting Date:  24-May-2006
          Ticker:  SO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J.P. BARANCO                                              Mgmt          For                            For
       D.J. BERN                                                 Mgmt          For                            For
       F.S. BLAKE                                                Mgmt          For                            For
       T.F. CHAPMAN                                              Mgmt          For                            For
       D.M. JAMES                                                Mgmt          For                            For
       Z.T. PATE                                                 Mgmt          For                            For
       J.N. PURCELL                                              Mgmt          For                            For
       D.M. RATCLIFFE                                            Mgmt          For                            For
       W.G. SMITH, JR.                                           Mgmt          For                            For
       G.J. ST. PE                                               Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS THE COMPANY S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR 2006

03     APPROVAL OF THE SOUTHERN COMPANY OMNIBUS INCENTIVE        Mgmt          For                            For
       COMPENSATION PLAN




--------------------------------------------------------------------------------------------------------------------------
 THE ST. PAUL TRAVELERS COMPANIES, IN                                                        Agenda Number:  932455810
--------------------------------------------------------------------------------------------------------------------------
        Security:  792860108
    Meeting Type:  Annual
    Meeting Date:  03-May-2006
          Ticker:  STA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN H. DASBURG                                           Mgmt          For                            For
       LESLIE B. DISHAROON                                       Mgmt          For                            For
       JANET M. DOLAN                                            Mgmt          For                            For
       KENNETH M. DUBERSTEIN                                     Mgmt          For                            For
       JAY S. FISHMAN                                            Mgmt          For                            For
       LAWRENCE G. GRAEV                                         Mgmt          For                            For
       THOMAS R. HODGSON                                         Mgmt          For                            For
       ROBERT I. LIPP                                            Mgmt          For                            For
       BLYTHE J. MCGARVIE                                        Mgmt          For                            For
       GLEN D. NELSON, MD                                        Mgmt          For                            For
       LAURIE J. THOMSEN                                         Mgmt          For                            For

02     PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP              Mgmt          For                            For
       AS ST. PAUL TRAVELERS  INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR 2006.

03     SHAREHOLDER PROPOSAL RELATING TO THE VOTE REQUIRED        Shr           For                            Against
       TO ELECT DIRECTORS.

04     SHAREHOLDER PROPOSAL RELATING TO POLITICAL CONTRIBUTIONS. Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 THE WHARF (HOLDINGS) LTD                                                                    Agenda Number:  700951165
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9551M108
    Meeting Type:  AGM
    Meeting Date:  29-May-2006
          Ticker:
            ISIN:  HK0004000045
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the statements of accounts            Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Declare a final dividend for the YE 31 DEC 2005           Mgmt          For                            For

3.A    Re-elect Mr. Peter K.C. Woo as a Director                 Mgmt          For                            For

3.B    Re-elect Mr. Stephen T.H. Ng as a Director                Mgmt          For                            For

3.C    Re-elect Ms. Doren Y.F. Lee as a Director                 Mgmt          For                            For

3.D    Re-elect Mr. Hans Michael Jebsen as a Director            Mgmt          For                            For

4.     Appoint KPMG as the Auditors of the Company               Mgmt          For                            For
       and authorize the Directors to fix their remuneration

5.     Authorize the Directors of the Company to purchase        Mgmt          For                            For
       the shares in the capital of the Company during
       the relevant period, on The Stock Exchange
       of Hong Kong Limited or any other stock exchange
       on which the shares of the Company have been
       or may be listed and recognized by the Securities
       and Futures Commission under the Hong Kong
       Code on share repurchases for such purposes,
       subject to passing of this resolution, at such
       price as the Directors may at their discretion
       determine in accordance with all applicable
       laws and regulations, not exceeding 10% of
       the aggregate nominal amount of the issued
       share capital of the Company;  Authority expires
       the earlier of the conclusion of the AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       to be held by law

6.     Authorize the Directors of the Company, to allot,         Mgmt          For                            For
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding the aggregate
       of a) 20% of the aggregate nominal amount of
       the issued share capital of the Company at
       the date of passing of this resolution; plus
       b) the nominal amount of share capital repurchased
       up to 10% of the aggregate nominal amount
       of the issued share capital of the Company
       at the date of passing of this resolution ,
       otherwise than pursuant to a) any executive
       or employee Share Option or Incentive Scheme;
       or b) a rights issue; or c) any scrip dividend
       or similar arrangement of shares in lieu of
       the whole or part of a dividend on shares of
       the Company in accordance with the Articles
       of association of the Company ;  Authority
       expires the earlier of the conclusion of the
       next AGM or the expiration of the period within
       which the next AGM is to be held by law

7.     Authorize the Director of the Company, to allot,          Mgmt          For                            For
       issue and deal with any additional shares of
       the Company pursuant to ordinary Resolution
       6 as specified, by an amount representing the
       aggregate nominal amount of the share capital
       of the Company repurchased by the Company under
       the authority granted pursuant to ordinary
       Resolution 5 as specified, provided that such
       extended amount shall not exceed 10% of the
       aggregate nominal amount of the issued share
       capital of the Company at the date of passing
       this resolution




--------------------------------------------------------------------------------------------------------------------------
 TOKYO GAS CO.,LTD.                                                                          Agenda Number:  700949122
--------------------------------------------------------------------------------------------------------------------------
        Security:  J87000105
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3573000001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 3.5, Directors  bonuses
       JPY 67,000,000

2.     Approve Purchase of Own Shares                            Mgmt          For                            *

3.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code

4.1    Elect a Director                                          Mgmt          For                            *

4.2    Elect a Director                                          Mgmt          For                            *

4.3    Elect a Director                                          Mgmt          For                            *

4.4    Elect a Director                                          Mgmt          For                            *

4.5    Elect a Director                                          Mgmt          For                            *

4.6    Elect a Director                                          Mgmt          For                            *

4.7    Elect a Director                                          Mgmt          For                            *

4.8    Elect a Director                                          Mgmt          For                            *

4.9    Elect a Director                                          Mgmt          For                            *

4.10   Elect a Director                                          Mgmt          For                            *

4.11   Elect a Director                                          Mgmt          For                            *

4.12   Elect a Director                                          Mgmt          For                            *

5.     Appoint a Corporate Auditor                               Mgmt          For                            *

6.     Amend the Compensation to be received by Directors        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TOTAL S.A.                                                                                  Agenda Number:  932506249
--------------------------------------------------------------------------------------------------------------------------
        Security:  89151E109
    Meeting Type:  Annual
    Meeting Date:  12-May-2006
          Ticker:  TOT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF PARENT COMPANY FINANCIAL STATEMENTS           Mgmt          For

02     APPROVAL OF CONSOLIDATED FINANCIAL STATEMENTS             Mgmt          For

03     ALLOCATION OF EARNINGS, DECLARATION OF DIVIDEND           Mgmt          For

04     AUTHORIZATION TO BE GIVEN TO THE BOARD OF DIRECTORS       Mgmt          For
       TO TRANSFER THE SPECIAL LONG-TERM CAPITAL GAINS
       RESERVED TO THE ACCOUNT

05     AGREEMENTS COVERED BY ARTICLE L.225-38 OF THE             Mgmt          For
       FRENCH COMMERCIAL CODE

06     AUTHORIZATION FOR THE BOARD OF DIRECTORS TO               Mgmt          For
       TRADE SHARES OF THE COMPANY

07     DIRECTOR
       ANNE LAUVERGEON                                           Mgmt          For
       DANIEL BOUTON                                             Mgmt          For
       BERTRAND COLLOMB                                          Mgmt          For
       A JEANCOURT-GALIGNANI                                     Mgmt          For
       MICHEL PEBEREAU                                           Mgmt          For
       PIERRE VAILLAUD                                           Mgmt          For
       CHRISTOPHE DE MARGERIE                                    Mgmt          For

14     APPROVAL OF THE ASSET CONTRIBUTION BY THE COMPANY         Mgmt          For
       TO ARKEMA, GOVERNED BY THE LEGAL REGIME APPLICABLE
       TO DEMERGERS

15     FOUR-FOR-ONE STOCK SPLIT                                  Mgmt          For

16     AMENDMENT OF ARTICLE 11 -3 OF THE COMPANY S               Mgmt          For
       ARTICLES OF ASSOCIATION  FIXING THE NUMBER
       OF SHARES OF THE COMPANY

RA     RESOLUTION A (NOT APPROVED BY THE BOARD OF DIRECTORS)     Mgmt          Against

RB     RESOLUTION B (NOT APPROVED BY THE BOARD OF DIRECTORS)     Mgmt          Against




--------------------------------------------------------------------------------------------------------------------------
 TOTAL SA, COURBEVOIE                                                                        Agenda Number:  700946710
--------------------------------------------------------------------------------------------------------------------------
        Security:  F92124100
    Meeting Type:  MIX
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  FR0000120271
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 296923 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

O.1    Receive the report of the Directors and the               Mgmt          For                            For
       Auditor s general report; approves the Company
       s financial statements and the balance sheet
       for the YE 31 DEC 2005

O.2    Approve the report of the Board of Directors              Mgmt          For                            For
       and the Statutory Auditors and the consolidated
       financial statements for the said FY

0.3    Approve that the income for the FY be appropriated        Mgmt          For                            For
       as follows: earnings for the FY: 4,142,954,352.00;
       available retained earnings: EUR 1,458,995,601.00;
       amount to be allocated: EUR 5,601,949,953.00;
       total dividend: EUR 4,005,393,598.00 retained
       earnings: EUR 1,596,556,355.00; the shareholders
       will receive a net dividend of EUR 6.48 per
       share of EUR 10.00 face value; the shareholders
       meeting reminds an interim dividend of EUR
       3.00, entitling natural persons domiciled in
       France to the 50 % allowance provided by the
       French Tax Code, was already paid on 24 NOV
       2005 and the remaining dividend of EUR 3.48
       will be paid on 18 MAY, 2006, and will entitle
       natural persons domiciled in France to the
       40% allowance provided by the French Tax Code

O.4    Authorize the Board of Directors to transfer              Mgmt          For                            For
       the amount of EUR 2,807,661,894.50 posted to
       the special reserve of long-term capital gains
       to the retained earnings account, in the event
       of an option exercise pursuant to Article 39
       of the amended Finance Law for the year 2004

O.5    Acknowledge the special report of the Auditors            Mgmt          For                            For
       on agreements governed by Article L.225-38
       of the French Commercial Code; and approve
       said report and the agreements referred to
       therein

O.6    Authorizes the Board of Directors, in supersession        Mgmt          For                            For
       of the fraction unused of the authorization
       granted by the combined shareholders  meeting
       of 17 MAY 2005 in its Resolution No. 5, to
       purchase or sell company s shares in connection
       with the implementation of a Stock Repurchase
       Plan, subject to the conditions described below:
       maximum purchase price: EUR 300.00 per share
       of a par value of EUR 10.00, maximum number
       of shares to be acquired: 10 % of the share
       capital, i.e. 27,262,297 shares of a par value
       of EUR 10.00; maximum funds invested in the
       share buybacks: EUR 8,178,689,100.00;  Authority
       expires at the end of 18 months ; to take all
       necessary measures and accomplish all necessary
       formalities this authorization

O.7    Appoint Ms. Anne Lauvergeon as a Director for             Mgmt          For                            For
       a 3-year period

O.8    Appoint Mr. Daniel Bouton as a Director for               Mgmt          For                            For
       a 3-year period

O.9    Appoint Mr. Bertrand Collomb as a Director for            Mgmt          For                            For
       a 3-year period

O.10   Appoint Mr. Antoine Jeancourt-Galignani as a              Mgmt          For                            For
       Director for a 3-year period

O.11   Appoint Mr. Michel Pebereau as a Director for             Mgmt          For                            For
       a 3-year period

O.12   Appoint Mr. Pierre Vaillaud as a Director for             Mgmt          For                            For
       a 3-year period

O.13   Appoint Mr. Christophe De Margerie as a Director          Mgmt          For                            For
       for a 3-year period

E.14   Acknowledge the Contribution Agreement based              Mgmt          For                            For
       on the spin-offs legal framework, established
       by private agreement on 15 MAR 2006, under
       which it is stated that Total S.A. shall grant
       its shares to Arkema in the Companies Arkema
       France, Societe De Development Arkema  S.D.A
       , Arkema Finance France, Mimosa and Arkema
       Europe holdings BV; and approve all the terms
       of the Contribution Agreement and the contribution
       of a net value of EUR 1,544,175,344.82 that
       will come into effect on its effective date
       in consideration for this contribution, Arkema
       will increase the share capital by a nominal
       amount of EUR 605,670,910.00, by the creation
       of 60,567,091 shares, according to an exchange
       ratio of 1 Arkema share against 10 Total S.A.
       shares the number of shares and the nominal
       amount of capital increase will be adjusted
       according to then number of Company shares
       entitled to the allocation of Arkema shares,
       as the amount of capital increase is equal
       to the number of Arkema shares allocated by
       the Company to its own shareholders multiplied
       by the par value of the Arkema share, within
       the limit of a maximum nominal amount of capital
       increase in consideration for the contribution
       of EUR 609,670,910.00 by way of issuing a maximum
       number of 60,967,091 new Arkema shares  these
       new shares will be assimilated in all respects
       to the existing shares, will be subject to
       the statutory provisions and will grant entitlement
       to any distribution of dividend as from 01
       Jan 2005; the Arkema shares contribution of
       EUR 1,544,175,344.82 shall count against the
       issuance and contribution premium account which
       amounted to EUR 34,563,052,123.17 and will
       amount to EUR 33,018,876,778.35; and to the
       Chairman of the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.15   Approve to reduce the nominal value of the shares         Mgmt          For                            For
       from EUR 10.00 to EUR 2.50; the number of exiting
       share will be multiplied by 4; authorize the
       Board of the Directors to all necessary measure;
       and amend Article 6

E.16   Amend Article 11-3 of the By-Laws: each Directors         Mgmt          For                            For
       shall hold at least 1,000 shares during his/her
       term of office

A.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL: Amend Article Number 11 of the Bylaws,
       as specified

B.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL: Approve to grant a second seat as
       an employee-shareholder to the Board of Total
       S.A




--------------------------------------------------------------------------------------------------------------------------
 TRANSPORT INTERNATIONAL HOLDINGS LTD                                                        Agenda Number:  700953397
--------------------------------------------------------------------------------------------------------------------------
        Security:  G9031M108
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  BMG9031M1082
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the audited financial statements and              Mgmt          For                            For
       the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Declare a final dividend of HKD 1.58 per share            Mgmt          For                            For

3.a.i  Re-elect Mr. KWOK Ping-Luen, Raymond, JP as               Mgmt          For                            For
       a Director

3.aii  Re-elect Mr. Charles LUI Chung Yuen, M.H. as              Mgmt          For                            For
       a Director

3aiii  Re-elect Ms. Winnie NG as a Director                      Mgmt          For                            For

3.aiv  Re-elect Dr. Eric LI Ka Cheung as a Director              Mgmt          For                            For

3.a.v  Re-elect Mr. Edmond HO Tat Man as a Director              Mgmt          For                            For

3.b    Approve to fix the Directors  remuneration for            Mgmt          For                            For
       the YE 31 DEC 2005

4.     Re-appoint KPMG as the Auditors of the Company            Mgmt          For                            For
       and authorize the Directors of the Company
       to fix their remuneration

5.     Authorize the Directors of the Company  the               Mgmt          Against                        Against
       Directors , pursuant to the Rules Governing
       the Listing of Securities on The Stock Exchange
       of Hong Kong Limited  Listing Rules , to allot,
       issue and deal with additional shares in the
       capital of the Company and to make, or grant
       offers, agreements and options during the relevant
       period, not exceeding 20% of the aggregate
       nominal amount of the issued share capital
       of the Company otherwise than pursuant to:
       i) a rights issue; or ii) the exercise of the
       subscription rights granted under any option
       scheme or similar arrangement ; or iii) any
       scrip dividend scheme or similar arrangement
       providing for issue of shares of the Company
       in lieu of the whole or part of the dividend
       on the shares of the Company in accordance
       with the Bye-laws of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM of the
       Company is required by the Bye-Laws or any
       applicable law to be held

6.     Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       shares of the Company on the stock exchange
       or any other stock exchange on which the shares
       of the Company may be listed and recognized
       by the Securities and Futures Commission and
       the stock exchange for this purpose, subject
       to and in accordance with all applicable laws
       and/or the requirements of the Rules Governing
       the Listing of Securities on the stock exchange
       or any of any other stock exchange as amended
       from time to time; the aggregate nominal amount
       of shares of the Company which the Company
       is authorized to repurchase pursuant to the
       approval shall not exceed 10% of the aggregate
       nominal amount of the issued share capital
       of the Company as at the date of passing this
       resolution and the said approval shall be limited
       accordingly;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       the Bye-Laws or any applicable law to be held

7.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5 and 6, the general mandate granted to the
       Directors to allot, issue and deal with additional
       shares of the Company pursuant to Resolution
       5 be hereby extended by the addition to the
       aggregate nominal amount of the share capital
       of the Company which may be allotted or agreed
       conditionally or unconditionally to be allotted
       by the Directors pursuant to such general mandate
       an amount representing the aggregate nominal
       amount of the share capital of the Company
       repurchased by the Company under the authority
       granted pursuant to Resolution 6, provided
       that such amount shall not exceed 10% of the
       aggregate nominal amount of the issued share
       capital of the Company as at the date of passing
       this resolution

s.8    Amend Bye-laws 87, 87(1) and 87(2) as specified           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TRANSURBAN GROUP                                                                            Agenda Number:  700808047
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q9194A106
    Meeting Type:  AGM
    Meeting Date:  25-Oct-2005
          Ticker:
            ISIN:  AU000000TCL6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the combined financial report         Non-Voting    No vote
       of the Companies and the Trust for the YE 30
       JUN 2005  Group accounts  and the financial
       report of the Companies for the YE 30 JUN 2005
       Company accounts  and the reports of the Directors,
       the responsible entity of the  Trust and the
       Auditors on the group accounts and the reports
       of the Directors and the Auditors on the Company
       Accounts

2.a    Re-elect Mr. Susan Oliver as a Director, who              Mgmt          For                            For
       retires in accordance with the Constitution

2.b    Re-elect Mr. Christopher Renwick as a Director,           Mgmt          For                            For
       who retires in accordance with the Constitution

2.c    Re-elect Mr. David Ryan as a Director, who retires        Mgmt          For                            For
       in accordance with the Constitution

3.     Adopt, for the purposes of Section 250R(2) of             Mgmt          For                            For
       the Corporations Act 2001, the remuneration
       report for the FY 30 JUN 2005

4.     Approve, for the purposes of ASX Listing Rule             Mgmt          For                            For
       10.14 and for all other purposes, the acquisition
       of stapled securities by Mr. Kim Edwards as
       specified pursuant to the Executive Long Term
       Incentive Plan




--------------------------------------------------------------------------------------------------------------------------
 U.S. BANCORP                                                                                Agenda Number:  932447899
--------------------------------------------------------------------------------------------------------------------------
        Security:  902973304
    Meeting Type:  Annual
    Meeting Date:  18-Apr-2006
          Ticker:  USB
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       PETER H. COORS                                            Mgmt          For                            For
       JERRY A. GRUNDHOFER                                       Mgmt          For                            For
       PATRICK T. STOKES                                         Mgmt          For                            For

02     RATIFY SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT      Mgmt          For                            For
       AUDITOR FOR THE 2006 FISCAL YEAR.

03     APPROVAL OF THE U.S. BANCORP 2006 EXECUTIVE               Mgmt          Against                        Against
       INCENTIVE PLAN.

04     SHAREHOLDER PROPOSAL: DECLASSIFICATION OF THE             Shr           For                            Against
       BOARD OF DIRECTORS.

05     SHAREHOLDER PROPOSAL: ANNUAL APPROVAL OF THE              Shr           Against                        For
       COMPENSATION COMMITTEE REPORT.




--------------------------------------------------------------------------------------------------------------------------
 UBS AG                                                                                      Agenda Number:  932467598
--------------------------------------------------------------------------------------------------------------------------
        Security:  H8920M855
    Meeting Type:  Annual
    Meeting Date:  19-Apr-2006
          Ticker:  UBS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ANNUAL REPORT, GROUP AND PARENT COMPANY ACCOUNTS          Mgmt          For                            For
       FOR FINANCIAL YEAR 2005 REPORTS OF THE GROUP
       AND STATUTORY AUDITORS

02     APPROPRIATION OF RETAINED EARNINGS DIVIDEND               Mgmt          For                            For
       FOR FINANCIAL YEAR 2005

03     DISCHARGE OF THE MEMBERS OF THE BOARD OF DIRECTORS        Mgmt          For                            For
       AND THE GROUP EXECUTIVE BOARD

4A1    RE-ELECTION OF BOARD MEMBER: ROLF A. MEYER                Mgmt          For                            For

4A2    RE-ELECTION OF BOARD MEMBER: ERNESTO BERTARELLI           Mgmt          For                            For

4B1    ELECTION OF NEW BOARD MEMBER: GABRIELLE KAUFMANN-KOHLER   Mgmt          For                            For

4B2    ELECTION OF NEW BOARD MEMBER: JOERG WOLLE                 Mgmt          For                            For

4A     ELECTION OF THE GROUP AND STATUTORY AUDITORS              Mgmt          For                            For

4B     ELECTION OF THE SPECIAL AUDITORS                          Mgmt          For                            For

5A     CANCELLATION OF SHARES REPURCHASED UNDER THE              Mgmt          For                            For
       2005/2006 SHARE BUYBACK PROGRAM

5B     APPROVAL OF NEW SHARE BUYBACK PROGRAM FOR 2006/2007       Mgmt          For                            For

5C     ONE-TIME PAYOUT IN THE FORM OF A PAR VALUE REPAYMENT      Mgmt          For                            For

5D     SHARE SPLIT                                               Mgmt          For                            For

5E1    AMENDMENTS TO ARTICLE 4 PARA. 1 AND ARTICLE               Mgmt          For                            For
       4A OF THE ARTICLES OF ASSOCIATION

5E2    REDUCTION OF THE THRESHOLD VALUE FOR AGENDA               Mgmt          For                            For
       ITEM REQUESTS (ARTICLE 12 PARA. 1 OF THE ARTICLES
       OF ASSOCIATION)

06     CREATION OF CONDITIONAL CAPITAL, APPROVAL OF              Mgmt          Against                        Against
       ARTICLE 4A PARA. 2 OF THE ARTICLES OF ASSOCIATION




--------------------------------------------------------------------------------------------------------------------------
 UNICREDITO ITALIANO SPA                                                                     Agenda Number:  700780629
--------------------------------------------------------------------------------------------------------------------------
        Security:  ADPV03020
    Meeting Type:  OGM
    Meeting Date:  28-Jul-2005
          Ticker:
            ISIN:  IT0003350615
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the reward to the Members of the Audit            Mgmt          Abstain                        Against
       Board and of its Chairman

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM THERE WILL BE A SECOND CALL ON
       29 JUL 2005. YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED.  THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 UNICREDITO ITALIANO SPA, GENOVA                                                             Agenda Number:  700770781
--------------------------------------------------------------------------------------------------------------------------
        Security:  T95132105
    Meeting Type:  MIX
    Meeting Date:  27-Jul-2005
          Ticker:
            ISIN:  IT0000064854
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       28 JUL 2005 AND THIRD CALL ON 29 JUL 2005.
       CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED. THANK YOU

O.1    Approve to state the Internal Auditors  and               Mgmt          Abstain                        Against
       their Chairman s salary as per the Legislative
       Decree 231/2001

E.1    Approve the capital increase as per the Article           Mgmt          For                            For
       2441 comma 4 and 6 of the Italian Civil Code,
       for a maximum amount of EUR 2,343,642,931.00
       by issuing maximum No. 4,687,285,862 ordinary
       shares to be paid up through HVB, Bank of Austria
       and BPH and amend the Article 5 of the Bylaw

E.2    Amend the Article Bylaw                                   Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 UNICREDITO ITALIANO SPA, MILANO                                                             Agenda Number:  700838608
--------------------------------------------------------------------------------------------------------------------------
        Security:  T95132105
    Meeting Type:  OGM
    Meeting Date:  15-Dec-2005
          Ticker:
            ISIN:  IT0000064854
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       16 DEC 2005. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU.

1.     Appoint the Directors after having determined             Mgmt          For                            For
       how many they are to be for the 3 year term
       2006-2008; approve that their term will end
       in combination with the 2008 shareholders
       meeting call

2.     Approve to determine the Board of Directors               Mgmt          For                            For
       and the Executive Committee s salary for every
       future year in office as per Article 26 of
       the Bylaw, nevertheless for the internal Auditors
       and their President as per the Legislative
       Decree 231/01

3.     Grant authority for the purchase and sale of              Mgmt          For                            For
       own shares as per Article 2357-Ter of the Italian
       Civil Code




--------------------------------------------------------------------------------------------------------------------------
 UNICREDITO ITALIANO SPA, MILANO                                                             Agenda Number:  700917771
--------------------------------------------------------------------------------------------------------------------------
        Security:  T95132105
    Meeting Type:  OGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  IT0000064854
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

       PLEASE NOTE THAT THE MEETING HELD ON 29 APR               Non-Voting    No vote
       2006 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 12 MAY 2006. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE 02 MAY 2006. IF YOU HAVE ALREADY SENT
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

O.1    Receive the financial statements for the YE               Mgmt          For                            For
       31 DEC 2005, accompanied by reports by the
       Directors and the Independent Auditors, report
       by the Board of Statutory Auditors and the
       consolidated financial statements and the social
       and environmental report

O.2    Approve the allocation of net profit for the              Mgmt          For                            For
       year

O.3    Approve the Group Personnel long-term Incentive           Mgmt          For                            For
       Plan for 2006

E.1    Authorize the Board of Directors on 1 or more             Mgmt          For                            For
       occasions for a maximum period of 1 year starting
       from the date of shareholders  resolution,
       under the provisions of Section 2443 of the
       Italian Civil Code, to increase the share capital,
       with the exclusion of rights, as allowed by
       Section 2441.8 of the Italian Civil Code, for
       a maximum nominal amount of EUR 21,000,000
       to service the exercise of options to subscribe
       to up to 42,000,000 ordinary shares in Unicredito
       Italiano of par value EUR 0.50 each, to reserve
       for the executive personnel in the holding
       Company and the Group s Bank and Companies
       who hold positions of particular importance
       for the purposes of achieving the Group s overall
       objectives, consequently amend the Articles
       of Association

E.2    Authorize the Board of Directors on 1 or more             Mgmt          For                            For
       occasions for a maximum period of 5 years starting
       from the date of the shareholders  resolution,
       under the provisions of Section 2443 of the
       Italian Civil Code, to carry out a bonus capital
       increase, as allowed by the Section 2349 of
       the Italian Civil Code, for a maximum nominal
       amount of EUR 6,500,000 corresponding to up
       to 13,000,000 ordinary shares in Unicredito
       Italiano of par value EUR 0.50 each, to allocate
       to the executive personnel in the holding Company
       and the Group s Banks and Companies, who hold
       positions of particular importance for the
       purposes of achieving the Group s overall objectives,
       consequently amend the Articles of Association

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE AND REVISED NUMBERING. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER NV                                                                                 Agenda Number:  700806221
--------------------------------------------------------------------------------------------------------------------------
        Security:  N89782168
    Meeting Type:  EGM
    Meeting Date:  13-Oct-2005
          Ticker:
            ISIN:  NL0000388718
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening  and announcements                                Mgmt          For                            For

2.     Approve the report of the Nedamtrust                      Mgmt          For                            For

3.a    Approve further explanation for the desirability          Mgmt          For                            For
       of a new trust office

3.b    Approve the introduction of the proposed Members          Mgmt          For                            For
       of the Board of the newly established foundation
       Stitching Administratiekantoor Unilever N.V.

3.c    Confidence in this Board                                  Mgmt          For                            For

4.     Approve the newly established foundation Stichting        Mgmt          For                            For
       Administratiekantoor Unilever N.V. as another
       trust office within the meaning of Article
       18 Paragraph 1 of the applicable conditions
       of administration dated 06 MAY 1999

5.     Questions                                                 Mgmt          For                            For

6.     Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER NV                                                                                 Agenda Number:  700915967
--------------------------------------------------------------------------------------------------------------------------
        Security:  N8981F156
    Meeting Type:  AGM
    Meeting Date:  08-May-2006
          Ticker:
            ISIN:  NL0000009348
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 01 MAY 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Consideration of the Annual Report for the 2005           Non-Voting    No vote
       financial year submitted by the Board of Directors
       and the report of the Remuneration Committee

2.     Adoption of the Annual Accounts and appropriation         Mgmt          For                            For
       of the profit for the 2005 financial year

3.     Discharge of the Executive Directors                      Mgmt          For                            For

4.     Discharge of the Non-Executive Directors                  Mgmt          For                            For

5.A    Share equalisation. Alterations I (euro conversion)       Mgmt          For                            For
       and II (ordinary shares  share split and dematerialisation)
       to the Articles of Association. Amendment of
       the Equalisation Agreement

5.B    Board nomination procedure. Alteration III to             Mgmt          For                            For
       the Articles of Association

5.C    Alignment of dividend generating capacity and             Mgmt          For                            For
       dividend entitlements. Amendment of the Deed
       of Mutual Covenants. Designation of authorized
       representatives

6.A    Appoint Mr. P.J. Cescau as an Executive Director          Mgmt          For                            For

6.B    Appoint Mr. C.J. van der Graaf as an Executive            Mgmt          For                            For
       Director

6.C    Appoint Mr. R.D. Kugler as an Executive Director          Mgmt          For                            For

6.D    Appoint Mr. R.H.P. Markham as an Executive Director       Mgmt          For                            For

7.A    Appoint Mr. A. Burgmans as a Non-Executive Director       Mgmt          For                            For

7.B    Appoint Rt. Hon. The Lord Brittan of Spennithorne         Mgmt          For                            For
       as a Non-Executive Director

7.C    Appoint Rt. Hon. The Baroness Chalker of Wallasey         Mgmt          For                            For
       QC, DL as a Non-Executive Director

7.D    Appoint Professor W. Dik as a Non-Executive               Mgmt          For                            For
       Director

7.E    Appoint The Lord Simon of Highburry CBE as a              Mgmt          For                            For
       Non-Executive Director

7.F    Appoint Mr. J. van der Veer as a Non-Executive            Mgmt          For                            For
       Director

7.G    Appoint Mr. C.E. Golden as a Non-Executive Director       Mgmt          For                            For

7.H    Appoint Dr. B.E. Grote as a Non-Executive Director        Mgmt          For                            For

7.I    Appoint Mr. J-C. Spinetta as a Non-Executive              Mgmt          For                            For
       Director

7.J    Appoint Mr. K.J. Storm as a Non-Executive Director        Mgmt          For                            For

8.     Remuneration of the Non-Executive Directors               Mgmt          For                            For

9.     Appointment of Auditors charged with the auditing         Mgmt          For                            For
       of the Annual Accounts for the 2006 financial
       year

10.    Designation of the Board of Directors as the              Mgmt          Against                        Against
       company body authorized in respect of the issue
       of shares in the Company

11.    Authorization of the Board of Directors to purchase       Mgmt          For                            For
       shares in the Company and depositary receipts
       therefore

12.    Questions                                                 Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER PLC                                                                                Agenda Number:  700917000
--------------------------------------------------------------------------------------------------------------------------
        Security:  G92087124
    Meeting Type:  MIX
    Meeting Date:  09-May-2006
          Ticker:
            ISIN:  GB0005748735
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report and the accounts for the               Mgmt          For                            For
       YE 31 DEC 2005

2.     Approve the Directors remuneration report for             Mgmt          For                            For
       the YE 31 DEC 2005

3.     Declare a final dividend of 13.54 pence per               Mgmt          For                            For
       ordinary share

4.     Re-elect Mr. Patrick J. Cescau as a Director              Mgmt          For                            For

5.     Re-elect Mr. C. J. van der Graff as a Director            Mgmt          For                            For

6.     Re-elect Mr. Ralph D. Kugler as a Director                Mgmt          For                            For

7.     Re-elect Mr. Ruby H.P. Markham as a Director              Mgmt          For                            For

8.     Re-elect Mr. Antony Burgmans as a Director                Mgmt          For                            For

9.     Re-elect Rt Hon The Lord Brittan of Spennithorne          Mgmt          For                            For
       QC, DL as a Director

10.    Re-elect Rt Hon The Baroness Chalker of Wallasey          Mgmt          For                            For
       as a Director

11.    Re-elect Professor Wim Dik as a Director                  Mgmt          For                            For

12.    Re-elect The Lord Simon of Highbury as a Director         Mgmt          For                            For

13.    Re-elect Mr. Jeroen van der veer as a Director            Mgmt          For                            For

14.    Elect Mr. Charles E. Golden as a Director                 Mgmt          For                            For

15.    Elect Dr. Byron Grote as a Director                       Mgmt          For                            For

16.    Elect Mr. Jean-Cyrill Spinetta as a Director              Mgmt          For                            For

17.    Elect Mr. Kornelis J. Storm as a Director                 Mgmt          For                            For

18.    Re-appoint PricewaterhouseCoopers LLP as Auditors         Mgmt          For                            For
       of the Company

19.    Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the Auditors

20.    Authorize the Directors to issue of equity or             Mgmt          For                            For
       equity-linked securities with pre-emptive rights
       up to aggregate nominal amount of GBP 13,450,000

21.    Authorize the Directors to issue of equity or             Mgmt          For                            For
       equity-linked securities without pre-emptive
       rights up to aggregate nominal amount of GBP
       2,000,000

22.    Authorize the Comapny to make market purchases            Mgmt          For                            For
       for 290,000,000 ordinary shares

23.    Grant authority to align the dividend generating          Mgmt          For                            For
       capacity and the dividend entitlements

24.    Amend the deed of Mutual Covenants                        Mgmt          For                            For

25.    Approve the sub-dividend of ordinary shares               Mgmt          For                            For
       into intermediate ordinary shares, the consolidation
       of unissued intermediate ordinary shares into
       unissued new ordinary shares and of the issued
       intermediate ordinary shares into new ordinary
       shares; amend the Articles of Association and
       amend the Deposit Agreement

26.    Amend the Articles of Association regarding               Mgmt          For                            For
       Board Nomination Procedures

27.    Approve to increase the remuneration of Non-Executive     Mgmt          For                            For
       Directors to GBP 1,500,000

       PLEASE NOTE THAT THIS IS AN ANNUAL GENERAL MEETING.       Non-Voting    No vote
       THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING TYPE.  IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS.  THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER PLC                                                                                Agenda Number:  700922481
--------------------------------------------------------------------------------------------------------------------------
        Security:  G92087124
    Meeting Type:  EGM
    Meeting Date:  09-May-2006
          Ticker:
            ISIN:  GB0005748735
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A CLASS MEETING. THANK           Non-Voting    No vote
       YOU.

1.     Amend the Equalisation Agreement                          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 UNITED BANKSHARES, INC.                                                                     Agenda Number:  932481360
--------------------------------------------------------------------------------------------------------------------------
        Security:  909907107
    Meeting Type:  Annual
    Meeting Date:  15-May-2006
          Ticker:  UBSI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD M. ADAMS                                          Mgmt          For                            For
       ROBERT G. ASTORG                                          Mgmt          For                            For
       THOMAS J. BLAIR, III                                      Mgmt          For                            For
       W. GASTON CAPERTON, III                                   Mgmt          For                            For
       LAWRENCE K. DOLL                                          Mgmt          For                            For
       THEODORE J. GEORGELAS                                     Mgmt          For                            For
       F.T. GRAFF, JR.                                           Mgmt          For                            For
       RUSSELL L. ISAACS                                         Mgmt          For                            For
       JOHN M. MCMAHON                                           Mgmt          For                            For
       J. PAUL MCNAMARA                                          Mgmt          For                            For
       G. OGDEN NUTTING                                          Mgmt          For                            For
       WILLIAM C. PITT, III                                      Mgmt          For                            For
       I.N. SMITH, JR.                                           Mgmt          For                            For
       MARY K. WEDDLE                                            Mgmt          For                            For
       P. CLINTON WINTER, JR.                                    Mgmt          For                            For

02     APPROVAL OF STOCK OPTION PLAN.                            Mgmt          For                            For

03     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS THE COMPANY AUDITORS FOR THE FISCAL
       YEAR 2006.

04     TO TRANSACT OTHER BUSINESS THAT MAY PROPERLY              Mgmt          For                            For
       COME BEFORE THE MEETING.




--------------------------------------------------------------------------------------------------------------------------
 UNITED OVERSEAS BK LTD                                                                      Agenda Number:  700827821
--------------------------------------------------------------------------------------------------------------------------
        Security:  V96194127
    Meeting Type:  EGM
    Meeting Date:  18-Nov-2005
          Ticker:
            ISIN:  SG1M31001969
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve that the authorised share capital of              Mgmt          For                            For
       United Overseas Bank Limited  the Company
       be increased by the creation of 20,000 new
       Class A preference shares of USD 0.01 each
       which shall have the rights and be subject
       to the restrictions set out in the proposed
       new Article 7A , 200,000 new Class B preference
       shares of SGD 0.01 each  which shall have the
       rights and be subject to the restrictions set
       out in the proposed new Article 7B  and 40,000
       new Class C preference shares of EUR 0.01 each
       which shall have the rights and be subject
       to the restrictions set out in the proposed
       new Article 7C  and Articles of Association
       of the Company be altered in the manner as
       specified

2.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to and contingent upon the passing of Resolution
       1 above: a) to allot and issue any of the preference
       shares referred to in Articles 7A, 7B and/or
       7C of the Articles of Association of the Company;
       and/or to make or grant offers, agreements
       or options that might or would require the
       preference shares referred to in Sub-Paragraph
       (a) above to be issued, at any time and upon
       such terms and conditions and for such purposes
       and to such persons as the Directors may in
       their absolute discretion deem fit and  notwithstanding
       that the authority conferred by this Resolution
       may have ceased to be in force  to issue the
       preference shares referred to in Sub-Paragraph
       (a) above in connection with any offers, agreements
       or options made or granted by the Directors
       while this Resolution was in force; and to
       do all such things and execute all such documents
       as they may consider necessary or appropriate
       to give effect to this Resolution as they may
       deem fit; and  Authority expires at earlier
       of the conclusion of the next AGM of the Company
       or the date by which the next AGM of the Company
       is required by law to be held




--------------------------------------------------------------------------------------------------------------------------
 UNITED OVERSEAS BK LTD                                                                      Agenda Number:  700920829
--------------------------------------------------------------------------------------------------------------------------
        Security:  V96194127
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  SG1M31001969
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements, the Directors           Mgmt          For                            For
       report and the Auditors  report for the YE
       31 DEC 2005

2.     Declare a final dividend of 40 cents per share            Mgmt          For                            For
       less 20% income tax for the YE 31 DEC 2005for
       the YE 31 DEC 2005

3.     Approve the Directors  fees of SGD 760,000 for            Mgmt          For                            For
       2005

4.     Re-appoint Messrs Ernst & Young as the Auditors           Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

5.     Re-elect Professor Cham Tao Soon as a Director            Mgmt          For                            For

6.     Re-elect Mr. Philip Yeo Liat Kok as a Director            Mgmt          For                            For

7.     Re-elect Mr. Micheal Lien Jown Leam as a Director         Mgmt          For                            For

8.     Re-appoint Mr. Wee Cho Yaw as a Director of               Mgmt          For                            For
       the Company pursuant to Section 153(6) of the
       Companies Act, Chapter 50 to hold office until
       the next AGM of the Company

9.     Re-appoint Professor. Lim Pin as a Director               Mgmt          For                            For
       of the Company pursuant to Section 153(6) of
       the Companies Act, Chapter 50 to hold office
       until the next AGM of the Company

10.    Authorize the Directors, notwithstanding the              Mgmt          Against                        Against
       authority conferred by this resolution and
       the Singapore Exchange Securities Trading Limited
       SGX-ST  to issue ordinary shares in the capital
       of the Company  shares  whether by way of rights,
       bonus or otherwise, and/or make or grant offers,
       agreements or options  including options under
       the UOB 1999 Share Option Scheme  the scheme
       collectively, instruments  that might or
       would require shares to be issued, including
       but not limited to the creation and issue of
       as well as adjustments to) warrants, debentures
       or other instruments convertible into shares,
       at any time and upon such terms and conditions
       and for such purposes and to such persons as
       the directors may in their absolute discretion
       deem fit does not exceed 50% of the issued
       shares in the capital of the Company of which
       the aggregate number of shares to be issued
       other than on a pro-rata basis to shareholders
       of the Company  including shares to be issued
       in pursuance of instruments made or granted
       pursuant to this resolution  does not exceed
       20% of the issued shares in the capital of
       the Company the percentage of issued shares
       shall be based on the number of issued shares
       in the capital of the Company at the time this
       resolution is passed, after adjusting for:
       i) new ordinary shares arising from the conversion
       or exercise of any convertible securities or
       share options or vesting of share awards which
       are outstanding or subsisting at the time this
       resolution is passed, and ii) any subsequent
       consolidation or subdivision of shares;  Authority
       expires earlier of the conclusion of the next
       AGM of the Company or the date by which the
       AGM of the Company is required by Law

11.    Authorize, the Directors to: a) allot and issue           Mgmt          Abstain                        Against
       any of the preference shares referred to in
       Articles 7a, 7b and/or 7c of the Articles of
       Association of the Company, and/or b) make
       or grant offers, agreements or options that
       might or would require the preference shares
       as specfied to be issued, at any time and upon
       such terms and conditions and for such purposes
       and to such persons as the directors may in
       their absolute discretion deem fit and  notwithstanding
       that the authority conferred by this resolution
       may have ceased to be in force  to issue the
       preference shares as specified above in connection
       with any offers, agreements or options made
       or granted by the Directors while this resolution
       was in force; the Directors to do all such
       things and execute all such documents as they
       may consider necessary or appropriate to give
       effect to this resolution as they may deem
       fit;   Authority expires the earlier at the
       conclusion of the next AGM of the Company or
       the date by which the next AGM is required
       by Law to be held




--------------------------------------------------------------------------------------------------------------------------
 UNITED OVERSEAS BK LTD                                                                      Agenda Number:  700921263
--------------------------------------------------------------------------------------------------------------------------
        Security:  V96194127
    Meeting Type:  EGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  SG1M31001969
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend the Articles of Association that: a) Articles       Mgmt          For                            For
       2, 3, 4, 5, 8, 11, 14, 15, 16, 17, 20, 21,
       24, 26, 30, 31, 44, 47, 52, 53, 54, 64, 66,
       70, 73, 104, 109, 126, 129, 134, 139 and 160
       of the Articles of Association of the Company
       the Articles , and alter the headnote  RESERVE
       AND CAPITALISATION  appearing immediately before
       Article 138 of the Articles; b) new Articles
       7D, 7E, 7F, 8A, 58A and 63A be inserted into
       the Articles; and c) new headnotes  TREASURY
       SHARES  immediately above Article 8A and  BONUS
       ISSUES AND CAPITALISATION OF PROFITS AND RESERVES
       immediately above Article 138 be inserted
       into the Articles as specified

2.     Authorize the Director of the Company, for the            Mgmt          For                            For
       purposes of Sections 76C and 76E of the Companies
       Act, Chapter 50 of Singapore  the  Companies
       Act  , to purchase or otherwise acquire issued
       ordinary shares in the capital of the Company
       the  Shares   not exceeding in aggregate the
       Maximum Limit  as hereafter defined , at such
       price or prices as may be determined by the
       Directors of the Company from time to time
       up to the Maximum Price  as hereafter defined
       , whether by way of: i) market purchase(s)
       on Singapore Exchange Securities Trading Limited
       the  SGX-ST  ; and/or ii) off-market purchase(s)
       if effected otherwise than on the SGX-ST
       in accordance with any equal access scheme(s)
       as may be determined or formulated by the Directors
       of the Company as they consider fit, which
       scheme(s) shall satisfy all the conditions
       prescribed by the Companies Act; and otherwise
       in accordance with all other laws and regulations
       and rules of the SGX-ST as may for the time
       being  the Share Purchase Mandate ;  Authority
       expires the earlier of the date of the next
       AGM of the Company or the date of the AGM as
       required by Law

3.     Authorize the Directors of the Company, subject           Mgmt          For                            For
       to and contingent upon the passing of Resolution
       1 above, i) to allot and issue any of the preference
       shares referred to in new Articles 7D, 7E and
       7F of the Articles; and/or ii) make or grant
       offers, agreements or options that might or
       would require the preference shares referred
       to above to be issued, at any time and upon
       such terms and conditions and for such purposes
       and to such persons as the Directors of the
       Company may in their absolute discretion deem
       fit and  notwithstanding that the authority
       conferred by this Resolution may have ceased
       to be in force ; to do all such things and
       execute all such documents as they or he may
       consider necessary or appropriate to give effect
       to this Resolution as they or he may deem fit;
       Authority expires the earlier of the date
       of the next AGM of the Company or the date
       of the AGM as required by Law




--------------------------------------------------------------------------------------------------------------------------
 UNITED UTILITIES PLC                                                                        Agenda Number:  700771086
--------------------------------------------------------------------------------------------------------------------------
        Security:  G92806101
    Meeting Type:  AGM
    Meeting Date:  29-Jul-2005
          Ticker:
            ISIN:  GB0006462336
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the accounts and the Directors  and               Mgmt          For                            For
       Auditor s reports for the YE 31 MAR 2005

2.     Declare a final dividend                                  Mgmt          For                            For

3.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 MAR 2005

4.     Re-appoint Mr. David Jones as a Director                  Mgmt          For                            For

5.     Re-appoint Mr. Nick Salmon as a Director                  Mgmt          For                            For

6.     Re-appoint Mr. Tom Drury as a Director                    Mgmt          For                            For

7.     Re-appoint Sir. Peter Middleton as a Director             Mgmt          For                            For

8.     Re-appoint Mr. Norman Broadhurst as a Director            Mgmt          For                            For

9.     Re-appoint Mr. Andrew Pinder as a Director                Mgmt          For                            For

10.    Re-appoint Deloitte and Touche LLP as the Auditors        Mgmt          For                            For
       of the Company

11.    Authorize the Directors to fix the Auditor s              Mgmt          For                            For
       remuneration

12.    Authorize the Directors, in accordance with               Mgmt          For                            For
       Section 80 of the Companies Act 1985  the Act
       , to allot relevant securities  Section 80(2)
       of the Act  of the Company up to an aggregate
       nominal amount of GBP 290,427,655;  Authority
       expires earlier of the conclusion of the next
       AGM of the Company or 29 OCT 2006 ; and the
       Company may before such expiry make an offer
       or agreement which would or might require relevant
       securities to be allotted after such expiry
       and the Directors may allot relevant securities
       in pursuance of such an offer or agreement
       as if the authority conferred herby had not
       expired; this authority is in substitution
       for all authorities subsisting at the time
       this resolution is passed

S.13   Authorize the Directors, pursuant to Section              Mgmt          For                            For
       95(1) of the Act, to make an allotment or allotments
       of equity securities  Section 94(2) and 94(3A)
       of the Act  of the Company, pursuant to any
       general authority conferred by Resolution 12,
       disapplying the statutory pre-emptive rights
       Section 89(1) of the Act , provided that this
       power is limited to the allotment of equity
       securities to: a) in connection with a rights
       issue or other issue in favour of the holders
       of ordinary shares; b) wholly paid up in cash
       and have an aggregate nominal amount not exceeding
       GBP 43,564,148;  Authority expires earlier
       at the conclusion of the next AGM of the Company
       or if earlier on 29 OCT 2006 ; and the Director
       may make at any time prior to such expiry any
       offer or agreement which would or might require
       equity securities to be allotted thereafter
       and the Directors may allot equity securities
       in pursuance of any such offer or agreement
       as if the authority conferred had not expired;
       these authorities are in substitution for all
       authorities subsisting at the time this resolution
       is passed

S.14   Authorize the Company, in accordance with Chapter         Mgmt          For                            For
       VII of the Act, or otherwise as permitted by
       Law and by the Company s Articles of Association,
       to make market purchases  Section 163(3) of
       the Act , of a maximum of 87,128,296 ordinary
       shares of GBP 1 each; the minimum price is
       GBP 1 and the maximum price is not more than
       5% above the average of the middle market quotations
       for an ordinary share derived  from the Daily
       Official List of the London Stock Exchange
       for the 5 business Days;  Authority expires
       earlier of the conclusion of the next AGM of
       the Company or 29 OCT 2006 ; and the Company
       may enter into any contract for the purchase
       of ordinary shares which might be executed
       and completed wholly or partly after its expiry

S.15   Adopt the Articles of Association of the Company          Mgmt          For                            For
       to the complete conclusion of all existing
       Articles of Association of the Company

16.    Authorize the Company to make donations to EU             Mgmt          For                            For
       political organization and to incur EU political
       expenditure  Part XA of the Act  up to a maximum
       aggregate amount of GBP 50,000 during any one
       accounting reference period of the Company;
       Authority expires until the conclusion of
       Company s AGM in 2008

17.    Authorize United Utilities Water PLC, being               Mgmt          For                            For
       subsidiary of the Company, to make donations
       to EU political organizations and to incur
       EU Political expenditure  Part XA of the Act
       up to an aggregate amount GBP 50,000 during
       any one accounting reference period of the
       subsidiary Company;  Authority expires at the
       conclusion of the Company s AGM in 2008

18.    Authorize United Utilities Electricity PLC,               Mgmt          For                            For
       being subsidiary of the Company, to make donations
       to EU political organizations and to incur
       EU Political expenditure  Part XA of the Act
       up to an aggregate amount GBP 50,000 during
       any one accounting reference period of the
       subsidiary Company;  Authority expires at the
       conclusion of the Company s AGM in 2008

19.    Authorize United Utilities Contract Solutions             Mgmt          For                            For
       Limited, being subsidiary of the Company to
       make donations to EU political organizations
       and to incur EU Political expenditure  Part
       XA of the Act  up to an aggregate amount GBP
       50,000 during any one accounting reference
       period of the subsidiary Company;  Authority
       expires at the conclusion of the Company s
       AGM in 2008

20.    Authorize Vertex Data Science Limited, being              Mgmt          For                            For
       subsidiary of the Company to make donations
       to EU political organizations and to incur
       EU Political expenditure  Part XA of the Act
       up to an aggregate amount GBP 50,000 during
       any one accounting reference period of the
       subsidiary Company;  Authority expires at the
       conclusion of the Company s AGM in 2008

21.    Authorize Your Communications Group Limited,              Mgmt          For                            For
       being subsidiary of the Company to make donations
       to EU political organizations and to incur
       EU Political expenditure  Part XA of the Act
       up to an aggregate amount GBP 50,000 during
       any one accounting reference period of the
       subsidiary Company;  Authority expires at the
       conclusion of the Company s AGM in 2008




--------------------------------------------------------------------------------------------------------------------------
 UPM-KYMMENE CORP                                                                            Agenda Number:  700871141
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9518S108
    Meeting Type:  AGM
    Meeting Date:  22-Mar-2006
          Ticker:
            ISIN:  FI0009005987
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE

1.1    Adopt the accounts                                        Mgmt          For                            For

1.2    Approve the action on profit or loss Board s              Mgmt          For                            For
       proposal to pay a dividend of EUR 0.75 per
       share

1.3    Grant discharge from liability                            Mgmt          Against                        Against

1.4    Approve the remuneration of the Board Members             Mgmt          Abstain                        Against

1.5    Approve the remuneration of the Auditor(s)                Mgmt          Abstain                        Against

1.6    Approve the composition of the Board                      Mgmt          For                            For

1.7    Appoint the Auditor(s)                                    Mgmt          For                            For

2.     Approve  to reduce the share capital                      Mgmt          For                            For

3.     Authorize the Board to buy back of the Company            Mgmt          For                            For
       s own shares

4.     Authorize the Board to decide on the disposal             Mgmt          Against                        Against
       of the own shares

5.     Authorize the Board to decide on increasing               Mgmt          Against                        Against
       the share capital by issuing new shares and/or
       taking convertible bond loan

6.     Approve to donate to cultural foundation to               Mgmt          For                            For
       be established




--------------------------------------------------------------------------------------------------------------------------
 UPONOR OYJ                                                                                  Agenda Number:  700874957
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9518X107
    Meeting Type:  AGM
    Meeting Date:  16-Mar-2006
          Ticker:
            ISIN:  FI0009002158
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE

1.1    Adopt the accounts                                        Mgmt          For                            For

1.2    Approve the actions on profit and declare a               Mgmt          For                            For
       dividend of EUR 0.90 per share

1.3    Grant discharge from liability                            Mgmt          For                            For

1.4    Approve the remuneration of the Board Members             Mgmt          For                            For

1.5    Approve the remuneration of the Auditors                  Mgmt          For                            For

1.6    Approve the composition of the Board                      Mgmt          For                            For

1.7    Elect the Auditors                                        Mgmt          For                            For

2.     Approve to reduce the share capital by canceling          Mgmt          For                            For
       the Company s own shares

3.     Authorize the Board to acquire Company s own              Mgmt          For                            For
       shares




--------------------------------------------------------------------------------------------------------------------------
 UST INC.                                                                                    Agenda Number:  932457155
--------------------------------------------------------------------------------------------------------------------------
        Security:  902911106
    Meeting Type:  Annual
    Meeting Date:  02-May-2006
          Ticker:  UST
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       P. DIAZ DENNIS                                            Mgmt          For                            For
       P.J. NEFF                                                 Mgmt          For                            For
       A.J. PARSONS                                              Mgmt          For                            For

02     MANAGEMENT PROPOSAL TO RATIFY AND APPROVE ERNST           Mgmt          For                            For
       & YOUNG LLP AS INDEPENDENT AUDITORS OF THE
       COMPANY FOR THE YEAR 2006.

03     STOCKHOLDER PROPOSAL RELATING TO PRODUCT PROMOTION        Shr           Against                        For
       ON THE INTERNET.

04     STOCKHOLDER PROPOSAL RELATING TO BOARD CLASSIFICATION.    Shr           For                            Against




--------------------------------------------------------------------------------------------------------------------------
 VASTNED RETAIL NV                                                                           Agenda Number:  700899101
--------------------------------------------------------------------------------------------------------------------------
        Security:  N91784103
    Meeting Type:  AGM
    Meeting Date:  04-Apr-2006
          Ticker:
            ISIN:  NL0000288918
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 28 MAR 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU

1.     Opening and announcements                                 Non-Voting    No vote

2.     Minutes of the general meeting of shareholders            Non-Voting    No vote
       of 05 APR 2005

3.     Discussion of the Managing Board over the FY              Non-Voting    No vote
       2005

4.     Determination of  the annual account of 2005              Mgmt          For                            For

5.     Approve the Dividend and Reserve Policy                   Mgmt          For                            For

6.     Proposal to adopt the dividend over the FY 2005           Mgmt          For                            For

7.     Grant discharge to the Management Board in view           Mgmt          For                            For
       of Management for the 2005 FY

8.     Grant discharge to the Supervisory Board for              Mgmt          For                            For
       the FY 2005

9.     Explanation of the renumeration report 2005               Non-Voting    No vote

10.    Adopt the remuneration of the Members of the              Mgmt          For                            For
       Management Board

11.    Approve to change the corporate governance structure      Mgmt          For                            For

12.    Approve the remuneration policy of the Supervisory        Mgmt          For                            For
       Board

13.A1  Re-appoint Mr. N.J. Westdijk as a Member of               Mgmt          For                            For
       the Supervisory Board

13.A2  Re-appoint Mr. B.A.G. Van Nievelt as a Member             Mgmt          For                            For
       of the Supervisory Board

13.B1  Re-appoint Mr. W.J. Kolff as a Member of the              Mgmt          For                            For
       Supervisory Board

13.B2  Re-appoint Mr. B.A.G. Van Nievelt as a Member             Mgmt          For                            For
       of the Supervisory Board

13.C1  Re-appoint Mr. W.M. Steenstra Toussaint as a              Mgmt          For                            For
       Member of the Supervisory Board

13.C2  Re-appoint Mr. B.A.G. Van Nievelt as a Member             Mgmt          For                            For
       of the Supervisory Board

14.    Approve the retirement of Mr. W. Nijman, a Member         Mgmt          For                            For
       of the Supervisory Board

15.    Any other business                                        Other         For                            *

16.    Close                                                     Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 VEOLIA ENVIRONNEMENT, PARIS                                                                 Agenda Number:  700919066
--------------------------------------------------------------------------------------------------------------------------
        Security:  F9686M107
    Meeting Type:  EGM
    Meeting Date:  02-May-2006
          Ticker:
            ISIN:  FR0000124141
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

O.1    Approve the report of the Chairman of the Board           Mgmt          For                            For
       of Directors on the Board works and the internal
       audit procedures, the Management of the Board
       of Directors  and the Auditors  general report,
       and the company s financial statements and
       the balance sheet for the year 2005, as presented

O.2    Approve the consolidated financial statements             Mgmt          For                            For
       for the said FY, in the form presented to the
       meeting

O.3    Approve the charges and expenses governed by              Mgmt          For                            For
       Article 39-4 of the French General Tax Code
       of EUR 2,250,785.00

O.4    Approve the recommendations of the Board of               Mgmt          For                            For
       Directors and resolves that the available income
       be appropriated as follows: earnings for the
       FY: EUR 388,429,495.00 prior retained earnings:
       EUR 699,982,668.00 i.e. an amount of: EUR 1,088,412,163.00 allocated to: legal reserve: EUR 19,421,475.00
       dividend: EUR 333,100,009.00 retained earnings:
       EUR 735,890,679.00 the shareholders will receive
       a net dividend of EUR 0.85 per share for each
       of the 391,882,364 shares entitled to the dividend,
       and will entitle to the 40% allowance and to
       a basic allowance, the dividend will be paid
       on 29 MAY 2006

O.5    Approve, pursuant to Article 39 of the amended            Mgmt          For                            For
       finance law for 2004, to transfer the balance
       of EUR 118,824,052.00 posted to the special
       reserve of long-term capital gains to the ordinary
       reserve account; the special tax resulting
       from this transfer amounts to EUR 2,970,601.00.
       after these transactions, the ordinary reserve
       account will amount to EUR 343,226,042.00

O.6    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Article L.225-38 of
       the French Commercial Code and approve the
       agreement referred to therein

O.7    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Article L.225-38 of
       the French Commercial Code and approve the
       agreement referred to therein

O.8    Appoint Mr. Daniel Bouton as a Director for               Mgmt          For                            For
       a 6 year period

O.9    Appoint Mr. Jean-Francois Dehecq as a Director            Mgmt          For                            For
       for a 6 year period

O.10   Appoint Mr. Jean-Marc Espalioux as a Director             Mgmt          For                            For
       for a 6 year period

O.11   Appoint Mr. Paul Louis Girardot as a Director             Mgmt          For                            For
       for a 6 year period

O.12   Appoint Mr. Serge Michel as a Director for a              Mgmt          For                            For
       6 year period

O.13   Appoint Mr. Georges Ralli as a Director for               Mgmt          For                            For
       a 6-year period

O.14   Appoint Mr. Murray Stuart for a 6 year period             Mgmt          For                            For

O.15   Approve the total annual fees of EUR 770,000.00           Mgmt          For                            For
       to the Board of Directors Members

O.16   Authorize the Board of Directors to buy or buy            Mgmt          For                            For
       back the Company s shares on the open market,
       subject to the conditions described as fallows:
       maximum purchase price: EUR 60.00, maximum
       number of shares to be acquired: 10% of the
       share capital, i.e. 40,787,261 shares, maximum
       funds invested in the share buybacks: EUR 1,500,000,000.00;
       Authority expires at the end of 18-months
       ; it supersedes, eventually, the fraction unused
       of any and all earlier delegations to the same
       effect; and to take all necessary measures
       and accomplish all necessary formalities

E.17   Authorize the Board of Directors, in order to             Mgmt          For                            For
       increase the share capital, in one or more
       occasions, in France or abroad, by way of issuing,
       with preferred subscription rights maintained,
       shares or securities giving access to the capital,
       to be subscribed either in cash or by the offsetting
       of debts, or by way of capitalizing reserves,
       profits or premiums; the maximal nominal amount
       of capital increases to be carried out under
       this delegation of authority shall not exceed
       EUR 1,000,000,000.00; it is worth noting that
       the overall maximum nominal amount of capital
       increases which may be carried out under this
       delegation of authority and the ones of Resolutions
       18, 19, 20, 21, 22, 23, 24 and 25 is set at
       EUR 2,220,000,000.00;  Authority expires at
       the end of 26-months  it supersedes, eventually,
       the fraction unused of any and all earlier
       delegations to the same effect; and to take
       all necessary measures and accomplish all necessary
       formalities

E.18   Authorize the Board of Directors in order to              Mgmt          Against                        Against
       increase the share capital, in one or more
       occasions, in France or abroad, by way of a
       public offering, through issuance, without
       preferred subscription rights, of shares or
       securities giving access to the capital or
       securities giving right to the allocation of
       debt securities, to be subscribed either in
       cash or by the offsetting of debts, or by way
       of capitalizing reserves, profits or premiums;
       these securities may be issued in consideration
       for securities tendered in a public exchange
       offer carried out in France or Abroad on securities
       complying with the conditions of Article L.225-148
       of the French Commercial Code; the maximal
       nominal amount of capital increases to be carried
       out under this delegation of authority shall
       not exceed EUR 400,000,000.00  Authority expires
       at the end of 26 months

E.19   Authorize the Board of Directors, to increase             Mgmt          For                            For
       the share capital, in one or more occasions,
       to a maximum nominal amount of EUR 370,000,000.oo
       by way of capitalizing reserves, profits, premiums
       or other means, provided that such capitalization
       is allowed by law and under the By-Laws, by
       issuing bonus shares or raising the par value
       of existing shares, or by a combination of
       these methods;  Authority expires at the end
       of 26-months ; and to take all necessary measures
       and accomplish all necessary formalities

E.20   Authorize the Board of Directors may decide               Mgmt          For                            For
       to increase the number of securities to be
       issued in the event of a capital increase in
       the event of a capital increase with preferential
       subscription right of shareholders, at the
       same price as the initial issue; within 30
       days of the closing of the subscription period
       and up to a maximum of 15% of the initial issue;
       Authority expires at the end of 26-months

E.21   Authorize the Board op Directors may decide               Mgmt          Against                        Against
       to increase the number of securities to be
       issued in the event of a capital increase in
       the event of a capital increase without preferential
       subscription right of shareholders, at the
       same price as the initial issue, within 30
       days of the closing of the subscription period
       and up to a maximum of 15% of the initial issue;
       Authority expires at the end of 26-months

E.22   Approve the Board of Directors to increase the            Mgmt          Against                        Against
       share capital up to 10% of the share capital
       in consideration for the contribu11ons in kind
       granted to the company and comprised of capital
       securities or securities giving access to share
       capital;  authority expires at the end of 26-months
       it supersedes, eventually, the fraction unused
       of any and all earlier delegations to the same
       effect

E.23   Authorize the Board of Directors, to increase             Mgmt          For                            For
       the share capital, on one or more occasions,
       by way of issuing, without preferred subscription
       rights; shares or securities giving access
       to the capital, in favor of the Members of
       one or several Company savings plans;  Authority
       expires at the end of 26-months ; and for an
       amount that shall not exceed EUR 15,000,000.00
       if supersedes, eventually, the fraction unused
       of any and all earlier delegations to the same
       effect; and to take all necessary measures
       and accomplish all necessary formalities

E.24   Authorize the Board of Directors to grant, in             Mgmt          For                            For
       one or more transactions, to employees and
       eventually, Corporate Officers of the Company
       and related the Companies, options giving the
       right either to subscribe for new shares in
       the Company to be issued through a share capital
       increase; or to purchase existing shares purchased
       by the company, it being provided that the
       options shall not give rights to a total number
       of shares, which shall exceed 1% of the share
       capital;  Authority expires at the end of 26-months
       ; and to take all necessary measures and accomplish
       all necessary formalities

E.25   Authorize the Board of Directors to grant, for            Mgmt          For                            For
       free, on one or more occasions, existing or
       future shares, in favor of the employees of
       the Company and related Companies and, or Corporate
       Officers or some of them, they may not represent
       more than 0.50% of the share capital;  Authority
       expires at the end of 26-months ; and to take
       all necessary measures and accomplish all necessary
       formalities

E.26   Authorize the Board of Directors to reduce the            Mgmt          For                            For
       share capital, on one or more occasions, by
       canceling all or part of self-held shares in
       accordance with Articles L.225-209 ET SEQ of
       the French Commercial Code, up to a maximum
       of 10% of the share capital over a 24-month
       period;  Authority expires at the end of 26-months
       ; and to take all necessary measures and accomplish
       all necessary formalities

E.27   Grant all power to the bearer of an original              Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by law

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       11 MAY 2006.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED.  THANK
       YOU

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE NUMBERING OF THE RESOLUTIONS. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 VERIZON COMMUNICATIONS INC.                                                                 Agenda Number:  932454313
--------------------------------------------------------------------------------------------------------------------------
        Security:  92343V104
    Meeting Type:  Annual
    Meeting Date:  04-May-2006
          Ticker:  VZ
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J.R. BARKER                                               Mgmt          For                            For
       R.L. CARRION                                              Mgmt          For                            For
       R.W. LANE                                                 Mgmt          For                            For
       S.O. MOOSE                                                Mgmt          For                            For
       J. NEUBAUER                                               Mgmt          For                            For
       D.T. NICOLAISEN                                           Mgmt          For                            For
       T.H. O'BRIEN                                              Mgmt          For                            For
       C. OTIS, JR.                                              Mgmt          For                            For
       H.B. PRICE                                                Mgmt          For                            For
       I.G. SEIDENBERG                                           Mgmt          For                            For
       W.V. SHIPLEY                                              Mgmt          For                            For
       J.R. STAFFORD                                             Mgmt          For                            For
       R.D. STOREY                                               Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED     Mgmt          For                            For
       ACCOUNTING FIRM

03     CUMULATIVE VOTING                                         Shr           For                            Against

04     MAJORITY VOTE REQUIRED FOR ELECTION OF DIRECTORS          Shr           For                            Against

05     COMPOSITION OF BOARD OF DIRECTORS                         Shr           Against                        For

06     DIRECTORS ON COMMON BOARDS                                Shr           Against                        For

07     SEPARATE CHAIRMAN AND CEO                                 Shr           Against                        For

08     PERFORMANCE-BASED EQUITY COMPENSATION                     Shr           Against                        For

09     DISCLOSURE OF POLITICAL CONTRIBUTIONS                     Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 VIVENDI UNIVERSAL                                                                           Agenda Number:  700907883
--------------------------------------------------------------------------------------------------------------------------
        Security:  F7063C114
    Meeting Type:  MIX
    Meeting Date:  20-Apr-2006
          Ticker:
            ISIN:  FR0000127771
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Registered Shares: 1 to 5 days prior to the               Non-Voting    No vote
       meeting date, depends on company s by-laws.Bearer
       Shares: 6 days prior to the meeting date. French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.The following
       applies to Non-Resident Shareowners: Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 284584 DUE TO CHANGE IN NUMBER OF RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

E.1    Approve to change the Company s Corporate name            Mgmt          For                            For
       and amend Article 1  form-Corporate name-legalization-term of the By-Laws as follows: the Corporate name
       is Vivendi, replacing Vivendi Universal

O.2    Receive the report of the Executive Committee             Mgmt          For                            For
       and the Auditors  one and approve the Company
       s financial statements and the balance sheet
       for the YE in 2005, as presented

O.3    Receive the reports of the Executive and the              Mgmt          For                            For
       Auditors  and approve the consolidated financial
       statements for the said FY, in the form presented
       in the meeting

O.4    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by the Article L. 225-86
       of the French Commercial Code and approve the
       agreements referred to therein

O.5    Approve the recommendation of the Executive               Mgmt          For                            For
       Committee and resolve the distributable income
       for the FY be appropriated as follows: origins
       income for the FY: EUR 6,675,241,474.31, prior
       retained earnings: EUR 5,110,752,302.45, total:
       EUR 11,785,993,776.76, allocation legal reserve:
       EUR 248,892,162.85, total dividend: EUR 1,146,735,727.00,
       retained earnings: EUR 10,390,365,886.91; the
       shareholders will receive a net dividend of
       EUR 1.00 per share and will entitle natural
       persons to the 40% allowance; this dividend
       will be paid on 04 MAY 2006 as required by
       the Law

O.6    Approve to renew the appointment of Mr. Fernando          Mgmt          For                            For
       Falco Y Fernandez De Cordova as a Member of
       the Supervisory Board for a 4-year period

O.7    Approve to renew the appointment of Mr. Gabriel           Mgmt          For                            For
       Hawawini as a Member of the Supervisory Board
       for a 4-year period

O.8    Approve to renew the appointment of Company               Mgmt          For                            For
       Barbier Frinault Et Autres as a Statutory Auditor
       for a 6-year period

O.9    Appoint the Company Auditex as a Deputy Auditor           Mgmt          For                            For
       for a 6-year period by replacing Mr. Maxime
       Petiet

O.10   Authorize the Executive Committee to buyback              Mgmt          For                            For
       the Company s shares on the open market in
       on or several times, including in a period
       of a public offer, subject to the conditions
       described below: maximum purchase price: EUR
       35.00, maximum number of shares to be acquired:
       10% of the share capital, total funds invested
       in the share buybacks: EUR 2,980,000,000.00;
       Authority expires at the end of 18 months
       and approve to delegate all powers to the
       Executive Committee to take all necessary measures
       and accomplish all necessary formalities; and
       this authorization supersedes, for the remaining
       period, the one granted by the Shareholders
       meeting of 28 APR 2005

O.11   Authorize the Executive Committee to reduce               Mgmt          For                            For
       the share capital, on one or more occasion
       and at its sole discretion, by canceling all
       or part of the shares held by the Company in
       connection with a stock repurchase plan, up
       to a maximum of 10% of the share capital over
       a 24 month period; and approve to delegate
       all powers to the Executive Committee to take
       all necessary measures and accomplish all necessary
       formalities

O.12   Grant all powers to the bearer of an original,            Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by the Law




--------------------------------------------------------------------------------------------------------------------------
 VODAFONE GROUP PLC                                                                          Agenda Number:  932371343
--------------------------------------------------------------------------------------------------------------------------
        Security:  92857W100
    Meeting Type:  Annual
    Meeting Date:  26-Jul-2005
          Ticker:  VOD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     TO RECEIVE THE REPORT OF THE DIRECTORS AND FINANCIAL      Mgmt          For                            For
       STATEMENTS

O2     DIRECTOR
       LORD MACLAURIN                                            Mgmt          For                            For
       PAUL HAZEN                                                Mgmt          For                            For
       ARUN SARIN                                                Mgmt          For                            For
       SIR JULIAN HORN-SMITH                                     Mgmt          For                            For
       PETER BAMFORD                                             Mgmt          For                            For
       THOMAS GEITNER                                            Mgmt          For                            For
       DR MICHAEL BOSKIN                                         Mgmt          For                            For
       LORD BROERS                                               Mgmt          For                            For
       JOHN BUCHANAN                                             Mgmt          For                            For
       PENNY HUGHES                                              Mgmt          For                            For
       PROF. JURGEN SCHREMPP                                     Mgmt          For                            For
       LUC VANDEVELDE                                            Mgmt          For                            For
       SIR JOHN BOND                                             Mgmt          For                            For
       ANDREW HALFORD                                            Mgmt          For                            For

O16    TO APPROVE A FINAL DIVIDEND OF 2.16P PER ORDINARY         Mgmt          For                            For
       SHARE

O17    TO APPROVE THE REMUNERATION REPORT                        Mgmt          For                            For

O18    TO APPOINT DELOITTE & TOUCHE LLP AS AUDITORS              Mgmt          For                            For

O19    TO AUTHORISE THE AUDIT COMMITTEE TO DETERMINE             Mgmt          For                            For
       THE AUDITORS REMUNERATION

O20    TO AUTHORISE DONATIONS UNDER THE POLITICAL PARTIES,       Mgmt          For                            For
       ELECTIONS AND REFERENDUMS ACT 2000

O21    TO RENEW AUTHORITY TO ALLOT SHARES UNDER ARTICLE          Mgmt          For                            For
       16.2 OF THE COMPANY S ARTICLES OF ASSOCIATION

S22    TO RENEW AUTHORITY TO DISAPPLY PRE-EMPTION RIGHTS         Mgmt          For                            For
       UNDER ARTICLE 16.3 OF THE COMPANY S ARTICLES
       OF ASSOCIATION

S23    TO AUTHORISE THE COMPANY S PURCHASE OF ITS OWN            Mgmt          For                            For
       SHARES (SECTION 166, COMPANIES ACT 1985)

S24    TO APPROVE CHANGES TO THE COMPANY S MEMORANDUM            Mgmt          For                            For
       AND ARTICLES OF ASSOCIATION

O25    TO APPROVE THE VODAFONE GLOBAL INCENTIVE PLAN             Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 VODAFONE GROUP PLC NEW                                                                      Agenda Number:  700766249
--------------------------------------------------------------------------------------------------------------------------
        Security:  G93882101
    Meeting Type:  AGM
    Meeting Date:  26-Jul-2005
          Ticker:
            ISIN:  GB0007192106
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and financial         Mgmt          For                            For
       statements for the year ended 31 MAR 2005

2.     Re-elect Lord MacLaurin of Knebworth, DL, as              Mgmt          For                            For
       a Director of the Company who retires voluntarily

3.     Re-elect Mr. Paul Hazen as a Director of the              Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

4.     Re-elect Mr. Arun Sarin as a Director of the              Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

5.     Re-elect Sir Julian Horn-Smith as a Director              Mgmt          For                            For
       of the Company, who retires voluntarily

6.     Re-elect Mr. Peter Bamford as a Director of               Mgmt          For                            For
       the Company, who retires voluntarily

7.     Re-elect Mr. Thomas Geitner as a Director of              Mgmt          For                            For
       the Company, who retires voluntarily

8.     Re-elect Dr. Michael Boskin as a Director of              Mgmt          For                            For
       the Company, who retires in accordance with
       the Company's Articles of Association

9.     Re-elect Mr. Lord Broers as a Director of the             Mgmt          For                            For
       Company, who retires voluntarily

10.    Re-elect Mr. John Buchanan as a Director of               Mgmt          For                            For
       the Company, who retires voluntarily

11.    Re-elect Mr. Penny Hughes as a Director of the            Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

12.    Re-elect Professor Jurgen Schrempp as a Director          Mgmt          For                            For
       of the Company, who retires voluntarily

13.    Re-elect Mr. Luc Vandevelde as a Director of              Mgmt          For                            For
       the Company, who retires voluntarily

14.    Elect Sir John Bond as a Director of the Company,         Mgmt          For                            For
       who retires in accordance with the Company's
       Articles of Association

15.    Elect Mr. Andrew Halford as a Director of the             Mgmt          For                            For
       Company

16.    Declare a final dividend recommended by the               Mgmt          For                            For
       Directors of 2.16p per ordinary share for the
       year ended 31 MAR 2005 payable on the ordinary
       shares of the Company to all members whose
       names appeared on the Register of Members on
       03 JUN 2005 and that such dividend be paid
       on 05 AUG 2005

17.    Approve the remuneration report of the Board              Mgmt          For                            For
       for the year ended 31 MAR 2005

18.    Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            For
       to the Company until the next AGM

19.    Authorize the Audit Committee to determine the            Mgmt          For                            For
       remuneration of the Auditors

20.    Authorize the Company and any Company which               Mgmt          For                            For
       is or becomes a subsidiary of the Company during
       the period to which this Resolution relates,
       for the purposes of Part XA of the Companies
       Act 1985 to: i) make Donations to EU Political
       Organizations not exceeding GBP 50,000 in total;
       and ii) to incur EU Political Expenditure not
       exceeding GBP 50,000 in total, during the period
       ending on the date of the Company's AGM in
       2006; for the purposes of this Resolution,
       the expressions 'Donations', 'EU Political
       Organizations' and 'EU Political Expenditure'
       have the meanings set out in Part XA of the
       Companies Act 1985  as amended by the Political
       Parties, Elections and Referendums Act 2000

21.    Approve to renew the authority conferred on               Mgmt          For                            For
       the Directors by Article 16.2 of the Company's
       Articles of Association for this purpose: the
       Section 80 amount be USD 900,000,000; and the
       prescribed period be the period ending on the
       date of the AGM in 2006 or on 26 OCT 2006,
       whichever is the earlier

S.22   Approve, subject to the passing of Resolution             Mgmt          For                            For
       21, to renew the power conferred on the Directors
       by Article 16.3 of the Company's Articles of
       Association for the prescribed period specified
       in Resolution 21 and for such period the Section
       89 amount be USD 320,000,000 with such amount
       including the sale of ordinary shares held
       in treasury

S.23   Authorize the Company, for the purposes of Section        Mgmt          For                            For
       166 of the Companies Act 1985, to make market
       purchases  as defined in Section 163 of that
       Act  of ordinary shares of USD 0.10 each in
       the capital of the Company provided that: the
       maximum aggregate number of ordinary shares
       which may be purchased is 6,400,000,000; the
       minimum price which may be paid for each ordinary
       share is USD 0.10; the maximum price  excluding
       expenses  which may be paid for any ordinary
       share is an amount equal to 105% of the average
       of the middle market quotation of the Company's
       ordinary shares as derived from the Official
       List of the London Stock Exchange for the five
       business days immediately preceding the day
       on which such share is contracted to be purchased;
       and this authority shall expire at the conclusion
       of the AGM of the Company held in 2006 or on
       26 OCT 2006, whichever is the earlier, unless
       such authority is renewed prior to that time
       except in relation to the purchase of ordinary
       shares the contract for which was concluded
       before the expiry of such authority and which
       might be executed wholly or partly after such
       expiry

S.24   Approve that the Company's Memorandum of Association      Mgmt          For                            For
       be amended to add the following object 24:
       "(24) To provide a Director with funds to meet
       reasonable expenditure incurred or to be incurred
       by him in defending any civil or criminal proceedings,
       or in connection with any application under
       those provisions of the Companies Act 1985
       referred to in section 337A of that Act, and
       to do anything to enable a Director to avoid
       incurring such reasonable expenditure, to the
       extent permitted by law.'; and the following
       additional bullet point be added to Article
       110.2 to allow Directors to vote on the issue
       of indemnification and funding of Directors'
       defence costs: 'any proposal relating to: (i)
       the granting of an indemnity to Directors;
       or (ii) the funding of reasonable expenditure
       by one or more Directors in defending civil
       or criminal proceedings, or in connection with
       any application under the provisions of the
       Companies Act 1985 referred to in Section 337A(2)
       of that Act; or (iii) the doing of anything
       to enable such a Director or Directors to avoid
       incurring such expenditure, by the Company
       or any of its subsidiary undertakings.'; and
       that Article 152.2 of the Company's Articles
       of Association be amended to read as follows:
       'So far as the Companies Acts allow, the Secretary
       and other officers of the Company are exempted
       from any liability to the Company where that
       liability would be covered by the indemnity
       in Article 152.1.' and that the following Article
       152.3 be inserted into the Company's Articles
       of Association; 'So far as the Companies Acts
       allow, the Company or any of its subsidiary
       undertakings may: (i) provide a Director with
       funds to meet expenditure incurred or to be
       incurred by him in defending any civil or criminal
       proceedings, or in connection with any application
       under the provisions of the Companies Act 1985
       referred to in Section 337A(2) of that Act;
       and (ii) may do anything to enable a Director
       to avoid incurring such expenditure, but so
       that the terms set out in Section 337A(4) of
       that Act shall apply to any such provision
       of funds or other things done'

25.    Approve the Vodafone Global Incentive Plan                Mgmt          For                            For
       the "Plan"  and authorize the Directors to
       take all actions that they consider necessary
       or desirable to implement and establish the
       Plan; and to implement and establish further
       plans based on the Plan modified to take account
       of local tax, exchange controls or securities
       laws in overseas territories, provided that
       any shares made available under such further
       plans are treated as counting against any limits
       on individual or overall participation under
       the Plan




--------------------------------------------------------------------------------------------------------------------------
 WASHINGTON MUTUAL, INC.                                                                     Agenda Number:  932456002
--------------------------------------------------------------------------------------------------------------------------
        Security:  939322103
    Meeting Type:  Annual
    Meeting Date:  18-Apr-2006
          Ticker:  WM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       KERRY K. KILLINGER*                                       Mgmt          For                            For
       THOMAS C. LEPPERT*                                        Mgmt          For                            For
       CHARLES M. LILLIS*                                        Mgmt          For                            For
       MICHAEL K. MURPHY*                                        Mgmt          For                            For
       ORIN C. SMITH*                                            Mgmt          For                            For
       REGINA MONTOYA**                                          Mgmt          For                            For

02     COMPANY PROPOSAL TO RATIFY THE APPOINTMENT OF             Mgmt          For                            For
       DELOITTE & TOUCHE LLP AS THE COMPANY S INDEPENDENT
       AUDITORS FOR 2006

03     TO APPROVE THE WASHINGTON MUTUAL, INC. AMENDED            Mgmt          Against                        Against
       AND RESTATED 2003 EQUITY INCENTIVE PLAN, INCLUDING
       AN INCREASE IN THE NUMBER OF SHARES THAT MAY
       BE SUBJECT TO AWARDS MADE THEREUNDER

04     TO APPROVE THE WASHINGTON MUTUAL, INC. EXECUTIVE          Mgmt          Against                        Against
       INCENTIVE COMPENSATION PLAN

05     TO APPROVE THE COMPANY PROPOSAL TO AMEND THE              Mgmt          For                            For
       WASHINGTON MUTUAL, INC. ARTICLES OF INCORPORATION
       (AS AMENDED) TO DECLASSIFY THE BOARD OF DIRECTORS
       AND ESTABLISH ANNUAL ELECTIONS FOR ALL COMPANY
       DIRECTORS COMMENCING WITH THE 2007 ANNUAL MEETING,
       RATHER THAN THE CURRENT STAGGERED THREE-YEAR
       TERMS

06     SHAREHOLDER PROPOSAL RELATING TO DISCLOSURE               Shr           Against                        For
       OF THE COMPANY S POLITICAL CONTRIBUTIONS




--------------------------------------------------------------------------------------------------------------------------
 WASTE MANAGEMENT, INC.                                                                      Agenda Number:  932467207
--------------------------------------------------------------------------------------------------------------------------
        Security:  94106L109
    Meeting Type:  Annual
    Meeting Date:  05-May-2006
          Ticker:  WMI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       PASTORA S.J. CAFFERTY                                     Mgmt          For                            For
       FRANK M. CLARK, JR.                                       Mgmt          For                            For
       THOMAS I. MORGAN                                          Mgmt          For                            For
       JOHN C. POPE                                              Mgmt          For                            For
       W. ROBERT REUM                                            Mgmt          For                            For
       STEVEN G. ROTHMEIER                                       Mgmt          For                            For
       DAVID P. STEINER                                          Mgmt          For                            For
       THOMAS H. WEIDEMEYER                                      Mgmt          For                            For

02     PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST               Mgmt          For                            For
       & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR 2006.

03     PROPOSAL TO AMEND THE COMPANY S 1997 EMPLOYEE             Mgmt          For                            For
       STOCK PURCHASE PLAN TO INCREASE THE NUMBER
       OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE
       PLAN.

04     PROPOSAL RELATING TO ELECTION OF DIRECTORS BY             Shr           For                            Against
       MAJORITY VOTE, IF PROPERLY PRESENTED AT THE
       MEETING.




--------------------------------------------------------------------------------------------------------------------------
 WD-40 COMPANY                                                                               Agenda Number:  932412062
--------------------------------------------------------------------------------------------------------------------------
        Security:  929236107
    Meeting Type:  Annual
    Meeting Date:  13-Dec-2005
          Ticker:  WDFC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN C. ADAMS JR.                                         Mgmt          For                            For
       GILES H. BATEMAN                                          Mgmt          For                            For
       PETER D. BEWLEY                                           Mgmt          For                            For
       RICHARD A. COLLATO                                        Mgmt          For                            For
       MARIO L. CRIVELLO                                         Mgmt          For                            For
       LINDA A. LANG                                             Mgmt          For                            For
       GARY L. LUICK                                             Mgmt          For                            For
       KENNETH E. OLSON                                          Mgmt          For                            For
       GARRY O. RIDGE                                            Mgmt          For                            For
       NEAL E. SCHMALE                                           Mgmt          For                            For

02     TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS         Mgmt          For                            For
       LLP AS THE COMPANY S INDEPENDENT ACCOUNTANTS
       FOR FISCAL YEAR 2006.




--------------------------------------------------------------------------------------------------------------------------
 WEINGARTEN REALTY INVESTORS                                                                 Agenda Number:  932452369
--------------------------------------------------------------------------------------------------------------------------
        Security:  948741103
    Meeting Type:  Annual
    Meeting Date:  01-May-2006
          Ticker:  WRI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       STANFORD ALEXANDER                                        Mgmt          For                            For
       ANDREW M. ALEXANDER                                       Mgmt          For                            For
       J. MURRY BOWDEN                                           Mgmt          For                            For
       JAMES W. CROWNOVER                                        Mgmt          For                            For
       ROBERT J. CRUIKSHANK                                      Mgmt          For                            For
       MELVIN A. DOW                                             Mgmt          For                            For
       STEPHEN A. LASHER                                         Mgmt          For                            For
       DOUGLAS W. SCHNITZER                                      Mgmt          For                            For
       MARC J. SHAPIRO                                           Mgmt          For                            For

02     RATIFICATION OF DELOITTE & TOUCHE LLP AS WEINGARTEN       Mgmt          For                            For
       S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM.

03     APPROVE THE AMENDMENT OF THE 2001 LONG TERM               Mgmt          For                            For
       INCENTIVE PLAN.

04     SHAREHOLDER PROPOSAL ENTITLED  PAY-FOR-SUPERIOR-PERFORMANCEShr           Against                        For
       .




--------------------------------------------------------------------------------------------------------------------------
 WELLS FARGO & COMPANY                                                                       Agenda Number:  932450618
--------------------------------------------------------------------------------------------------------------------------
        Security:  949746101
    Meeting Type:  Annual
    Meeting Date:  25-Apr-2006
          Ticker:  WFC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       LLOYD H. DEAN                                             Mgmt          For                            For
       SUSAN E. ENGEL                                            Mgmt          For                            For
       ENRIQUE HERNANDEZ, JR.                                    Mgmt          For                            For
       ROBERT L. JOSS                                            Mgmt          For                            For
       RICHARD M. KOVACEVICH                                     Mgmt          For                            For
       RICHARD D. MCCORMICK                                      Mgmt          For                            For
       CYNTHIA H. MILLIGAN                                       Mgmt          For                            For
       NICHOLAS G. MOORE                                         Mgmt          For                            For
       PHILIP J. QUIGLEY                                         Mgmt          For                            For
       DONALD B. RICE                                            Mgmt          For                            For
       JUDITH M. RUNSTAD                                         Mgmt          For                            For
       STEPHEN W. SANGER                                         Mgmt          For                            For
       SUSAN G. SWENSON                                          Mgmt          For                            For
       MICHAEL W. WRIGHT                                         Mgmt          For                            For

02     PROPOSAL TO RATIFY APPOINTMENT OF KPMG LLP AS             Mgmt          For                            For
       INDEPENDENT AUDITORS FOR 2006.

03     STOCKHOLDER PROPOSAL REGARDING A DIRECTOR ELECTION        Shr           Against                        For
       BY-LAW AMENDMENT.

04     STOCKHOLDER PROPOSAL REGARDING SEPARATION OF              Shr           Against                        For
       BOARD CHAIR AND CEO POSITIONS.

05     STOCKHOLDER PROPOSAL REGARDING DIRECTOR COMPENSATION.     Shr           Against                        For

06     STOCKHOLDER PROPOSAL REGARDING A REPORT ON HOME           Shr           Against                        For
       MORTGAGE DISCLOSURE ACT (HMDA) DATA.




--------------------------------------------------------------------------------------------------------------------------
 WESTFIELD GROUP, SYDNEY NSW                                                                 Agenda Number:  700918999
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q97062105
    Meeting Type:  AGM
    Meeting Date:  02-May-2006
          Ticker:
            ISIN:  AU000000WDC7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company s financial statements and            Non-Voting    No vote
       the reports for the YE 31 DEC 2005

2.     Approve the Company s remuneration report for             Mgmt          For                            For
       the YE 31 DEC 2005

3.     Re-elect Mr. David M. Gonski AO as a Director             Mgmt          For                            For
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

4.     Re-elect Mr. Stephen P. Johns as a Director               Mgmt          For                            For
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

5.     Re-elect Mr. Steven M. Lowy as a Director of              Mgmt          For                            For
       the Company, who retires by rotation in accordance
       with the Company s Constitution

6.     Re-elect Mr. Carla M. Zampatti AM as a Director           Mgmt          For                            For
       of the Company, who retires by rotation in
       accordance with the Company s Constitution




--------------------------------------------------------------------------------------------------------------------------
 WESTPAC BANKING CORP                                                                        Agenda Number:  700835044
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q97417101
    Meeting Type:  AGM
    Meeting Date:  15-Dec-2005
          Ticker:
            ISIN:  AU000000WBC1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual financial report, the Directors        Non-Voting    No vote
       report and the audit report of the Westpac
       for the YE 30 SEP 2005

2.a    Re-elect Mr. Leonard Andrew Davis as a Director,          Mgmt          For                            For
       who retires in accordance with Articles 9.2
       and 9.3 of the Constitution

2.b    Re-elect Mr. David Alexander Crawford as a Director,      Mgmt          For                            For
       who retires in accordance with Articles 9.2
       and 9.3 of the Constitution

S.3    Amend Article 9.1 of the Constitution                     Mgmt          For                            For

4.     Adopt the annual remuneration report for Westpac          Mgmt          For                            For
       for the YE 30 SEP 2005




--------------------------------------------------------------------------------------------------------------------------
 WILLIAM HILL PLC                                                                            Agenda Number:  700927568
--------------------------------------------------------------------------------------------------------------------------
        Security:  G9645P117
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  GB0031698896
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  report and the account             Mgmt          For                            For
       for the 52 weeks ended 27 DEC 2005

2.     Approve the Directors  remuneration report                Mgmt          For                            For

3.     Declare a final dividend of 12.2 pence per ordinary       Mgmt          For                            For
       share

4.     Re-elect Mr. David Harding as a Director                  Mgmt          For                            For

5.     Re-elect Mr. Barry Gibson as a Director                   Mgmt          For                            For

6.     Elect Mr. Simon Lane as a Director                        Mgmt          For                            For

7.     Re-appoint Deloitte & Touche LLP as the Company           Mgmt          For                            For
       s Auditors

8.     Authorize the Directors to determine the Auditors         Mgmt          For                            For
       remuneration

9.     Approve to renew the Directors  authority to              Mgmt          For                            For
       allot relevant securities up to a maximum nominal
       amount of GBP 12,503,202 representing one-third
       of the Company s issued share capital at 30
       MAR 2006

10.    Authorize the Company to make donations to EU             Mgmt          For                            For
       political organizations not exceeding GBP 35,000
       in total and to incur EU political expenditure
       not exceeding GBP 35,000 in total

11.    Authorize the William Hill Organization Limited           Mgmt          For                            For
       to make donations to EU political organizations
       not exceeding GBP 35,000 in total and to incur
       EU political expenditure not exceeding GBP
       35,000 in total

S.12   Approve to renew the Directors authority to               Mgmt          Against                        Against
       allot equity securities for cash, pursuant
       to the authority in Resolution 9 and Section
       95 of the Companies Act 1985 up to a maximum
       nominal amount of GBP 1,875,480

S.13   Approve to renew the Company s authority to               Mgmt          For                            For
       make market purchases of ordinary shares subject
       to certain conditions as specified

S.14   Adopt a formula limit the Company s borrowing             Mgmt          For                            For
       powers by amend the Article 137 of the Company
       s Articles of Association as specified




--------------------------------------------------------------------------------------------------------------------------
 WING LUNG BANK LTD                                                                          Agenda Number:  700915361
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y95910108
    Meeting Type:  AGM
    Meeting Date:  22-Apr-2006
          Ticker:
            ISIN:  HK0096000564
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and consider the statement of accounts            Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2005 and declare a final
       dividend

2.a.   Re-elect Dr. Philip Po-him WU as a Director               Mgmt          For                            For
       and approve to fix Directors  fees

2.b.   Re-elect Mr. Ivan Po-young WU as a Director               Mgmt          For                            For
       and approve to fix Directors  fees

2.c.   Re-elect Dr. Norman Nai-pang LEUNG as a Director          Mgmt          For                            For
       and approve to fix Directors  fees

2.d.   Approve to fix the Directors  fees at HKD 120,000         Mgmt          For                            For
       per annum for the Chairman, HKD 100,000 per
       annum for the Vice-Chairman, HKD 80,000 per
       annum for the Director, HKD 140,000 per annum
       for the Director who is concurrently Chairman
       of the Audit Committee and HKD 120,000 per
       annum for the Directors who are concurrently
       Member of the Audit Committee

3.     Appoint PricewaterhouseCoopers as the Auditors            Mgmt          For                            For
       of the Bank and authorize the Director to fix
       their remuneration

4.     Authorize the Directors to allot, issue and               Mgmt          Against                        Against
       deal with additional shares not exceeding 20%
       of the aggregate nominal amount of the issued
       share capital of the bank during the relevant
       period at the date of passing of this Resolution;
       Authority expires the earlier of the conclusion
       of the next AGM of the Bank or the expiration
       of the period within which the next AGM of
       the Bank to be held by Law

5.     Authorize the Directors of the Bank, to purchase          Mgmt          For                            For
       shares of the Bank during the relevant period
       as specified in Resolution No.4(b)  and the
       aggregate nominal amount of shares which may
       be purchased on the Stock Exchange of Hong
       Kong  Limited or any other stock exchange recognised
       for this purpose by the Securities and Futures
       Commission of Hong Kong and the Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on Share Repurchases and shall not exceed 10%
       of the aggregate nominal amount of the issued
       share capital of the Bank in issue at the date
       of passing this resolution

6.     Approve to extend the general mandate granted             Mgmt          For                            For
       to the Directors to issue shares pursuant to
       Resolution 4, by the edition to the aggregate
       nominal amount of the share capital which may
       be issued by the Directors pursuant to such
       general mandate an amount representing the
       aggregate nominal amount of the share capital
       of the Bank repurchased by the Bank pursuant
       to Resolution 5




--------------------------------------------------------------------------------------------------------------------------
 WOLVERHAMPTON & DUDLEY BREWERIES PLC                                                        Agenda Number:  700857470
--------------------------------------------------------------------------------------------------------------------------
        Security:  G97336120
    Meeting Type:  AGM
    Meeting Date:  20-Jan-2006
          Ticker:
            ISIN:  GB0031229452
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Company s accounts and              Mgmt          For                            For
       the reports of the Directors and the Independent
       Auditors for the 52 weeks ended 01 OCT 2005

2.     Declare and confirm the dividends                         Mgmt          For                            For

3.     Re-elect Mr. Derek Andrew as a Director                   Mgmt          For                            For

4.     Re-elect Lord Hodgson as a Director                       Mgmt          For                            For

5.     Re-elect Mr. Peter Lipscomb as a Director                 Mgmt          For                            For

6.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Independent Auditors of the Company and authorize
       the Directors to fix their remuneration

7.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 01 OCT 2005, as specified

8.     Authorize the Board, pursuant to Section 80               Mgmt          Abstain                        Against
       of the Companies Act 1985, to allot relevant
       securities  Section 80 of the Companies Act
       1985  up to an aggregate nominal amount of
       GBP 7,604,235;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or 15 months ; and the Board may allot relevant
       securities in pursuance of such an offer or
       agreement as if the authority conferred hereby
       had not expired

S.9    Authorize the Directors, subject to the passing           Mgmt          Abstain                        Against
       of the Resolution 8 and pursuant to Section
       95 of the Companies Act 1985, to allot equity
       securities  Section 94(2) and Section 94(3A)
       of the said Act  for cash pursuant to the authority
       conferred by Resolution 8, disapplying the
       statutory pre-emption rights  Section 89(1)
       , provided that this power is limited to the
       allotment of equity securities: a) in connection
       with an issue in favor of ordinary shareholders;
       and b) up to an aggregate nominal amount of
       GBP 1,140,635;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or 15 months ; and the Board may allot equity
       securities in pursuance of such an offer or
       agreement as if the authority conferred hereby
       had not expired

S.10   Authorize the Company, for the purposes of Section        Mgmt          For                            For
       166 of the Companies Act 1985, to make market
       purchases  Section 163(3) of the said Act
       of up to GBP 11,591,948 ordinary shares of
       29.5p each in its capital, at a minimum price
       of 29.5p and up to 105% of the average of the
       middle market quotations of the ordinary shares
       of the Company in the Daily Official List of
       the London Stock Exchange, over the previous
       5 business days;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or 15 months




--------------------------------------------------------------------------------------------------------------------------
 WORTHINGTON INDUSTRIES, INC.                                                                Agenda Number:  932388627
--------------------------------------------------------------------------------------------------------------------------
        Security:  981811102
    Meeting Type:  Annual
    Meeting Date:  29-Sep-2005
          Ticker:  WOR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN S. CHRISTIE                                          Mgmt          For                            For
       MICHAEL J. ENDRES                                         Mgmt          For                            For
       PETER KARMANOS, JR.                                       Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF THE FIRM OF              Mgmt          For                            For
       KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL
       YEAR ENDING MAY 31, 2006.




--------------------------------------------------------------------------------------------------------------------------
 XCEL ENERGY INC.                                                                            Agenda Number:  932469198
--------------------------------------------------------------------------------------------------------------------------
        Security:  98389B100
    Meeting Type:  Annual
    Meeting Date:  17-May-2006
          Ticker:  XEL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       C. CONEY BURGESS                                          Mgmt          For                            For
       FREDRIC W. CORRIGAN                                       Mgmt          For                            For
       RICHARD K. DAVIS                                          Mgmt          For                            For
       ROGER R. HEMMINGHAUS                                      Mgmt          For                            For
       A. BARRY HIRSCHFELD                                       Mgmt          For                            For
       RICHARD C. KELLY                                          Mgmt          For                            For
       DOUGLAS W. LEATHERDALE                                    Mgmt          For                            For
       ALBERT F. MORENO                                          Mgmt          For                            For
       DR. MARGARET R. PRESKA                                    Mgmt          For                            For
       A. PATRICIA SAMPSON                                       Mgmt          For                            For
       RICHARD H. TRULY                                          Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE            Mgmt          For                            For
       LLP AS XCEL ENERGY INC S PRINCIPAL ACCOUNTANTS
       FOR 2006.

03     SHAREHOLDER PROPOSAL TO SEPARATE THE ROLES OF             Shr           Against                        For
       CHAIRMAN OF THE BOARD AND THE CHIEF EXECUTIVE
       OFFICER.




--------------------------------------------------------------------------------------------------------------------------
 XL CAPITAL LTD                                                                              Agenda Number:  932467409
--------------------------------------------------------------------------------------------------------------------------
        Security:  G98255105
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2006
          Ticker:  XL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       DALE R. COMEY                                             Mgmt          For                            For
       BRIAN M. O'HARA                                           Mgmt          For                            For
       JOHN T. THORNTON                                          Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS       Mgmt          For                            For
       LLP, NEW YORK, NEW YORK TO ACT AS THE INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY
       FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

03     IN THEIR DISCRETION, UPON OTHER MATTERS THAT              Mgmt          For                            For
       MAY PROPERLY COME BEFORE THE MEETING OR ANY
       ADJOURNMENTS THEREOF.



* Management position unknown


SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         CAPITAL INCOME BUILDER, INC.
By (Signature)       /s/ James B. Lovelace
Name                 James B. Lovelace
Title                President and Principal Executive Officer
Date                 08/28/2006